                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[_] Definitive Proxy Statement)
[_] Definitive Additional Materials
[_] Soliciting Material Under (S) 240.14a-12

                           SIGHT RESOURCE CORPORATION
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

                       -----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       Common Stock, par value $0.01 per share

       (2) Aggregate number of securities to which transaction applies:
       20,633,258

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee was calculated based on the sum of (a) 11,569,500 shares of Common Stock expected to be issued at a per share value of $0.20, or $2,313,900, and
       (b) 9,063,758 shares of Common Stock expected to be issued at a per share value of $0.33 (the per share value of Sight Resource Common Stock on the Over The Counter Bulletin Board as of the close of business on May 31,
       2001) or $2,991,040

       (4) Proposed maximum aggregate value of transactions: $5,304,940

       (5) Total fee paid: $1,061


[_] Fee paid previously with preliminary materials.

       [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                       [Logo Sight Resource Corporation]

                           Sight Resource Corporation
                               100 Jeffrey Avenue
                              Holliston, MA 01746

                                                                    June  , 2001

   Dear Stockholder,

   You are cordially invited to attend the 2001 Annual Meeting of the Stockholders of Sight Resource Corporation (the "Company") to be held at 9:00 a.m. on July 13, 2001 (the "Annual Meeting") at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 38th floor, One Financial Center, Boston, Massachusetts 02111.

   At the Annual Meeting, the Company will seek Stockholder approval of an amendment to its Certificate of Incorporation to increase the number of its authorized shares of common stock, par value $0.01 per share (the "Common Stock"), from 20,000,000 shares to 50,000,000 shares. The Company plans to issue 20,633,258 of the newly authorized shares to complete a merger with eyeshop.com inc. and two common stock financings with certain individuals and entities associated with eyeshop.com inc. A vote against the increase in share capital may prevent the consummation of the merger and common stock financings as currently contemplated. More information about the transactions with eyeshop.com inc. is provided in this proxy statement.

   In addition, the Company will seek Stockholder approval of two amendments to its 1992 Employee, Director and Consultant Stock Option Plan (the "Option Plan") to increase the maximum number of shares of Common Stock from 1,850,000 shares to 6,500,000 shares for which stock options may be granted under the Option Plan and increase the maximum number of shares of Common Stock from 400,000 shares to 2,250,000 shares for which options may be granted to any participant under the Option Plan in any consecutive three-year period.

   The Company will also ask the stockholders to elect three members to the board of directors and ask the stockholders to ratify the selection of KPMG LLP as the Company's independent public accountants.

   The board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

   Your vote is very important. Whether you plan to attend the Annual Meeting or not, please promptly complete, sign, date and return the enclosed proxy card or vote electronically via the Internet or by telephone in accordance with the instructions set forth on the card.
                                         Sincerely,
                                         /s/ CARENE S. KUNKLER

                                         CARENE S. KUNKLER
                                         President and Chief Executive Officer

                            YOUR VOTE IS IMPORTANT.

                       PLEASE RETURN YOUR PROXY PROMPTLY.

                     [LOGO OF SIGHT RESOURCE CORPORATION]

                          Sight Resource Corporation
                              100 Jeffrey Avenue
                              Holliston, MA 01746

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held July 13, 2001

                               ----------------

To the Stockholders of Sight Resource Corporation:

   NOTICE IS HEREBY GIVEN that an Annual Meeting of the Stockholders of Sight Resource Corporation, a Delaware corporation (the "Company"), will be held at 9:00 a.m. on Friday, July 13, 2001 (the "Annual Meeting") at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, 38th floor, Boston, Massachusetts 02111 for the following purposes:

     1. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of its authorized shares of common stock, par value $0.01 per share (the "Common Stock"), from 20,000,000 shares to 50,000,000 shares.

     2. To consider and act upon a proposal to amend the Company's 1992 Employee, Director and Consultant Stock Option Plan (the "Option Plan") to increase the maximum number of shares of Common Stock for which stock options may be granted under the Option Plan from 1,850,000 shares to 6,500,000 shares.

     3. To consider and act upon a proposal to amend the Company's Option Plan to increase the maximum number of shares of Common Stock for which options may be granted to any participant under the Option Plan in any consecutive three-year period from 400,000 shares to 2,250,000 shares.

     4. To elect three members to the board of directors to serve until the Annual Meeting of Stockholders in the year 2004 and until their successors are duly elected and qualified.

     5. To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 29, 2001.

     6. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

   The Company plans to issue 20,633,258 of the newly authorized shares to complete a merger with eyeshop.com inc. and two common stock financings with certain individuals and entities associated with eyeshop.com inc. A vote against the increase in share capital may prevent the consummation of the merger and the common stock financings. More information about such transactions is provided in this proxy statement.

   The board of directors has fixed the close of business on June 11, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

   Your vote is very important. All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, please promptly complete, sign, date and return the enclosed proxy card or vote electronically via the Internet or by telephone in accordance with the instructions set forth on the card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                         By Order of the Board of Directors,

                                         /s/Carene S. Kunkler

                                         CARENE S. KUNKLER
                                         President and Chief Executive Officer

June  , 2001

              PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)



                     [LOGO OF SIGHT RESOURCE CORPORATION]

                          Sight Resource Corporation
                              100 Jeffrey Avenue
                              Holliston, MA 01746

                               ----------------

                                PROXY STATEMENT

                               ----------------

   This proxy statement is furnished in connection with the solicitation by the board of directors of Sight Resource Corporation, a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 9:00 a.m. on Friday, July 13, 2001 (the "Annual Meeting"), at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 38th floor, One Financial Center, Boston, Massachusetts 02111 and any adjournments or postponements thereof.

   Where the stockholder specifies a choice on the proxy as to how his or her shares are to be voted, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

  .  FOR the proposal to amend the Company's Certificate of Incorporation;

  . FOR the proposal to amend the Company's 1992 Employee, Director and Consultant Stock Option Plan (the "Option Plan") to increase the maximum number of shares of common stock, par value $0.01 per share (the "Common Stock"), for which options may be granted under the plan;

  . FOR the proposal to amend the Option Plan to increase the maximum number of shares of Common Stock, for which options may be granted to any participant under the Option Plan in any consecutive three-year period;

  .  FOR the election of three nominees for director named herein; and

  . FOR the ratification of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 29, 2001.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a signed proxy bearing a later date or, in the case of a stockholder who has voted electronically via the Internet or by telephone, by submitting a later vote using these same methods. Any stockholder who has executed a proxy but is present at the Annual Meeting and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of the Company's Common Stock and Series B Convertible Preferred Stock ("Preferred Stock") outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting.

   Nominees for election as directors at the meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. For the proposals i) to increase the aggregate number of shares of Common Stock from 1,850,000 shares to 6,500,000 shares for which stock options may be granted under the Company's Option Plan; ii) to increase the maximum number of shares from 400,000 shares to 2,250,000 shares of Common Stock for which options many be granted to any participant under the Option Plan in any consecutive three-year period; and
iii) to ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 29, 2001, the affirmative vote of a majority of shares of Common Stock and Preferred Stock present or represented by proxy and entitled to vote on the matter and voting together as a class is necessary for approval. For the proposal to amend the Company's Certificate of Incorporation, the affirmative vote of a majority of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting and the affirmative vote of the majority of the Company's Common Stock and Preferred Stock outstanding and entitled to vote at the Annual Meeting is necessary for approval. Because abstentions are treated as shares present or represented and entitled to vote, abstentions with respect to these proposals have the same effect as a vote against the proposal.

   If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the proposals relating to the stock option plan and the election of directors, broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote. As to the proposal to amend the Company's Certificate of Incorporation, which requires the affirmative vote of a majority of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting and the affirmative vote of a majority of the Company's Common Stock and Preferred Stock outstanding and entitled to vote at the Annual Meeting, broker non-votes have the same effect as negative votes.

   The close of business on June 11, 2001 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on June 11, 2001, the Company had shares of Common Stock and 1,452,119 shares of Preferred Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders and holders of Preferred Stock are entitled to that number of votes equal to the number of whole shares of Common Stock into which each share of Preferred Stock is convertible. As of the close of business on June 11, 2001, the holders of Preferred Stock are entitled to one vote for each share of Preferred Stock outstanding and entitled to vote at the Annual Meeting.

   The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock and Preferred Stock of the Company for their expenses in forwarding proxy materials to such beneficial owners. Solicitation of proxies by mail and via the Internet may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

   Instead of submitting proxies by mail on the enclosed proxy card, stockholders have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether your shares are registered in the Company's stock records in your name or in the name of a brokerage firm or bank. Stockholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available.

   The Internet and telephone procedures described below for submitting your proxy are designed to authenticate stockholders' identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the stockholder.

   Stockholders of record may submit their proxies:

  . through the Internet by visiting a website established for that purpose at http://www.voteproxy.com and following the on-screen instructions; or

  . by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions.

   This proxy statement and the accompanying proxy are being mailed on or
about June    , 2001 to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report to Stockholders for the fiscal year ended December 30, 2000 is being mailed to the stockholders with this proxy statement.

                            SUMMARY OF TRANSACTIONS

   This summary highlights what we believe is the most important information about the transactions involving the proposals in this proxy statement. Nonetheless, to more fully understand the transaction, you should read this entire proxy statement. You should also read the documents listed in the section of this proxy statement entitled "WHERE YOU CAN FIND MORE INFORMATION" beginning on page 72.

   In connection with the proposed merger with eyeshop.com inc., a Delaware corporation ("Eyeshop") and the common stock financings, on May 23, 2001, we entered into an Agreement and Plan of Merger with Eyeshop and a wholly owned subsidiary of the Company and a Common Stock Purchase Agreement with Eyeshop and individuals and entities associated with Eyeshop. The Agreement and Plan of Merger is attached to this proxy statement as Annex A. The Common Stock Purchase Agreement is attached to this proxy statement as Annex B and referred to throughout this proxy statement as the Common Stock Purchase Agreement. In addition, on May 31, 2001, we entered into a second Common Stock Purchase Agreement with individuals and entities associated with Eyeshop. The second Common Stock Purchase Agreement is attached to this proxy statement as Annex C and referred to throughout this proxy statement as the Second Common Stock Purchase Agreement. The following are the material terms of the transactions contemplated by the Agreement and Plan of Merger and the Common Stock Purchase Agreements.

Type of Security:    .  Common Stock, $0.01 par value per share.

Purchase Price:      .  The purchase price of our Common Stock pursuant to
                        each Common Stock Purchase Agreement is $0.20 per share.

Merger Structure:(pg. 39)
                     . Eyeshop Acquisition Corp., our wholly owned subsidiary formed under the laws of the State of Delaware, will merge into Eyeshop with Eyeshop becoming our wholly owned subsidiary.

Merger Consideration Exchange Ratio: (pg. 39)
                     . Each outstanding share of Eyeshop common stock will receive 4.52 shares of our Common Stock;

                     . Each outstanding share of Eyeshop Series A Preferred Stock will receive 9.79 shares of our Common Stock; and

                     . Each outstanding share of Eyeshop Series B Preferred Stock will receive 33.72 shares of our Common Stock.

                     . Each outstanding share of Eyeshop capital stock will also be entitled to receive additional shares of our Common Stock upon the exercise of options, warrants and other rights to receive our Common Stock held by our stockholders as of May 23, 2001.

                     . Upon the closing of the merger and the first common stock financing, the holders of Eyeshop capital stock and the purchasers pursuant to the Common Stock Purchase Agreement will hold approximately 50% of our outstanding capital stock calculated by adding all outstanding Company Common Stock and Preferred Stock and rights to receive Company Common Stock for a price per share below the market value of Company Common Stock at the close of business on May 23, 2001.

Stockholder Approvals: (pg. 40)
                     . Our shareholders must approve the proposed increase in our authorized common stock from 20,000,000 shares to 50,000,000 shares in order to close the merger.

                     . The approval of the shareholders of Eyeshop is required in order to close the merger.

Treatment of Stock Options:
                     .  We will assume each option to purchase shares of
 (pg. 41) Eyeshop common stock outstanding immediately before the effective time of the merger and each assumed option will become an option to acquire our common stock. We will adjust the number of shares issuable upon exercise and the exercise prices to reflect the merger's exchange ratios.

Board of Directors and
 Executive Officers: (pg.
 42)
                     . Our board of directors consists of E. Dean Butler as chairman, Carene Kunkler, William Connell, Christian Callsen, William McLendon, Russell Taskey and Ryan Schwarz.

                     . Carene Kunkler replaces William Sullivan as President and Chief Executive Officer and director.

                     . Pursuant to the Second Common Stock Purchase Agreement, the Company has agreed to appoint Dino Tabacchi to the board of directors.

                     . Craig Risk joined the Company as Senior Vice President and Sandra Likes joined the Company as Vice President, both effective May 23, 2001.

Tax Treatment:       .  We and Eyeshop intend that the merger qualify as a tax
 (pg. 41)               free reorganization within the meaning of Section 368
                        of the Internal Revenue Code. If the merger qualifies as a tax free reorganization, no gain or loss will be recognized by us, our shareholders or Eyeshop by reason of the merger.

Merger Termination Rights:
                     .  We and Eyeshop can mutually terminate the Agreement
 (pg. 42) and Plan of Merger without completing the merger. We or Eyeshop may terminate the Agreement and Plan of Merger if the merger has not been completed by September 30, 2001.

Merger Termination Fees and
 Expenses:
 (pg. 43)            .  If we or Eyeshop terminate the Agreement and Plan of
                        Merger, we may be required under specific circumstances to pay a termination fee of $50,000 and/or $175,000 as well as expenses incurred by Eyeshop in connection with the proposed merger.

No Solicitation Provisions:
 (pg. 44)
                     . The Agreement and Plan of Merger contains provisions prohibiting us and Eyeshop from seeking an alternative transaction. These "no solicitation" provisions prohibit us and Eyeshop, as well as our officers, directors and representatives from taking any action to solicit an acquisition proposal. The Agreement and Plan of Merger does not, however, prohibit the parties or their respective Boards of Directors from considering an unsolicited acquisition proposal.

Closings:
 (pg. 39)            .  Pursuant to the Common Stock Purchase Agreement, on
                        May 23, 2001, we issued 1,250,000 shares of our common stock for aggregate proceeds of $250,000.

                     . Pursuant to the Common Stock Purchase Agreement, simultaneously with the effectiveness of the merger we will issue an additional 3,750,000 shares of our common stock for aggregate proceeds of $750,000.

                     .  The merger is expected to close in mid-July.

                     . Pursuant to the Second Common Stock Purchase Agreement, following the closing of the merger, we will issue 6,569,500 shares of our common stock for aggregate proceeds of $1,313,900.

Conditions to Closings:
                     In addition to customary closing conditions, we must
 (pg. 44) satisfy the following closing conditions before completing the sales of our common stock and the merger:

                     . An Amended and Restated Third Modification Agreement with Sovereign Bank shall be in full force and effect;

                     . Certain agreements with the holders of our Series B Convertible Preferred Stock shall be in full force and effect;

                     . The stockholders of Eyeshop shall have adopted the Agreement and Plan of Merger and the merger shall have become effective to complete the sales of Company Common Stock;

                     . The Securities and Exchange Commission shall not have issued a stop order suspending the clearance of this proxy statement and no proceedings for that purpose shall have been initiated; and

                     . The sales of our common stock described above must have been completed.

Rescission Rights:   .  If the Agreement and Plan of Merger is terminated,
 (pg. 42)               then, under certain circumstances each purchaser of
                        our common stock pursuant to the Common Stock Purchase
                        Agreement will have the option to exercise a right to rescind its purchase.

Voting Agreements:
 (pg. 44)
                     . Current members of our board of directors, members of our board of directors as of the time of the approval of the merger and the first common stock financing, our executive officers and our affiliates have entered into voting agreements which provide that such individuals and entities will vote in favor of the proposal to amend our certificate of incorporation.

Restrictions on Sales:
 (pg. 45)
                     . Until two years after the merger closing, each purchaser under the Common Stock Purchase Agreement and the Second Common Stock Purchase Agreement and each former shareholder of Eyeshop capital stock agrees not to transfer shares of our common stock acquired by it pursuant to the applicable transaction agreement other than in specified circumstances and subject to specified limitations.

                     . In addition, during the period of time between two years and three years after the merger closing, Carene Kunkler, E. Dean Butler, Sandra Likes and Craig Risk, have each agreed not to transfer more than forty-five percent of the shares of our common stock acquired by each of them pursuant to the Agreement and Plan of Merger, other than in specified circumstances.

Registration Rights: .  At or prior to the merger closing, the parties to the
 (pg. 45) Common Stock Purchase Agreement, the Second Common Stock Purchase Agreement and the Agreement and Plan of Merger will enter into a Registration Rights Agreement which provides that beginning two years after the merger closing, the parties will, in certain circumstances, have the right to demand that we register shares of our common stock acquired by them with the Securities and Exchange Commission and the right to request registration of shares of our Common Stock acquired by them when we proposed to register shares of our Common Stock.

                     . In addition, during the period of time between two years and three years after the merger closing, Carene Kunkler, E. Dean Butler, Sandra Likes and Craig Risk, have each agreed not to register more than forty-five percent of the shares of our common stock acquired by each of them pursuant to the Agreement and Plan of Merger.

                          SIGHT RESOURCE CORPORATION

   Sight Resource manufactures, distributes and sells eyewear and related products and services. As of December 30, 2000, Sight Resource's operations consisted of 122 eye care centers, with two regional optical laboratories and three distribution centers, making it one of the fifteen largest providers in the United States' primary eye care industry based upon sales. Sight Resource's eye care centers operate primarily under the brand names Cambridge Eye Doctors, E.B. Brown Opticians, Eyeglass Emporium, Vision Plaza, Vision World, Shawnee Optical and Kent Optical. Sight Resource also provides or, where necessary to comply with applicable law, administers the business functions of optometrists, ophthalmologists and professional corporations that provide vision related professional services.

   You can find more information regarding Sight Resource in its filings with the Securities and Exchange Commission. For more details about how you can obtain this information, you should read the section of this proxy statement entitled "WHERE YOU CAN FIND MORE INFORMATION on page 72."

   The documents incorporated by reference into this proxy statement are available from the Company upon request. The Company will provide a copy of any and all of the information that is incorporated by reference in this proxy statement to any person, without charge, upon written or oral request. If exhibits to the documents incorporated by reference in this proxy statement are not themselves specifically incorporated by reference in this proxy statement, then the exhibits will not be provided. Any request for documents should be made by July 6, 2001 to ensure timely delivery of the documents.

   Requests for documents relating to the Company should be directed to:

     Sight Resource Corporation
     100 Jeffrey Avenue
     Holliston, Massachusetts 01746
     Attention: Investor Relations; telephone: (508) 429-6916.

   Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Room of the Securities and Exchange Commission (the "SEC"), 450 Fifth Street, Room 1200, N.W., Washington, D.C. 20549 or by calling the SEC at l-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding us. The address of the SEC website is http://www.sec.gov.

                               EYESHOP.COM INC.

Business

   eyeshop.com inc., a Delaware corporation ("Eyeshop"), is an early-stage optical development company, founded by E. Dean Butler in late 1999. Eyeshop was founded to develop an internet based method of selling and distributing eyewear to consumers utilizing advanced technology to provide accurate fit and function to the purchaser. Mr. Butler was the founder of LensCrafters in 1983 and was one of the pioneers in introducing consumer marketing to optical retailing in the United States. He founded Vision Express in the UK in 1987, which operates today in 24 countries. The principal offices of Eyeshop are located at 3100 Hawkslanding Drive, Cincinnati, OH 45244 and its telephone number at these offices is (513) 474-1120.

   There is not, and never has been, any established public trading market for shares of common stock of Eyeshop. Eyeshop has never paid any dividends on any class of its shares.

Selected Financial Data

   Eyeshop was formed in December 1999 and was capitalized in 2000. Set forth below is selected financial data as of and for the year ended December 31, 2000.

                                                                Year Ended
                                                             December 31, 2000
                                                             -----------------
     Statement of Operations Data
       Net revenues.........................................            -0-
       Net loss.............................................    $(2,347,000)
       Net loss per common share - basic....................    $     (4.00)
       Net loss per common share - diluted..................    $     (3.39)
       Weighted average number of common shares outstanding
        - basic.............................................        587,104
       Weighted average number of common shares outstanding
        - diluted...........................................        693,076
     Balance Sheet Data
       Total assets.........................................    $ 1,903,000
       Liabilities (all current)............................        795,000

Eyeshop Management's Discussion and Analysis

   The Eyeshop business plan called for Eyeshop to create a computer assisted method of making eyewear purchases easier and more convenient in stores and over the internet. Eyeshop was formed in December 1999 and was funded through three rounds of private capital totaling approximately $3,890,000. Eyeshop's operations consisted of software and website research and development in order to facilitate eyewear distribution. It was anticipated that additional venture capital financing would be available during the second half of 2000. However, venture capital availability contracted during that period, and the anticipated financing failed to materialize. As a result, Eyeshop suspended its development activities and reduced its staff.

   At the time activities were suspended, Eyeshop was still a development stage company and had not yet generated any revenues. For the year ended December 31, 2000, Eyeshop incurred a loss of $2,347,000. At December 31, 2000, Eyeshop had assets of $1,903,000, liabilities of $795,000, and stockholders' equity of $1,108,000. Assets included $1,556,000 representing investment in the website, software, retail outlet design, and related items.

   As a result of the funding shortfall which left Eyeshop with insufficient capital to resume development, Eyeshop began to explore and consider other approaches. The proposed merger is the result of that effort. It is anticipated that, following the merger, available cash resources of the combined companies will be devoted to continuation and improvement of the business of the Company, with a decision to be made at a future date as to when the Eyeshop development activities should be resumed.

   In January 2001, Eyeshop placed its United Kingdom subsidiary in liquidation. The subsidiary was developing the website and software contemplated by the Eyeshop business plan. For a discussion of the liquidation of the UK subsidiary and certain contingencies associated therewith, reference is made to footnotes 5 and 7 to Eyeshop's financial statements for the year ended December 31, 2000 included elsewhere in this proxy statement. For reasons explained in footnote 5 to Eyeshop's financial statements for the quarter ended March 31, 2001 (also included elsewhere in this proxy statement), Eyeshop recorded a gain of $682,000 on the liquidation of the UK subsidiary during the quarter. The gain was largely the result of the elimination of liabilities of the UK subsidiary that previously were included in Eyeshop's consolidated financial statements and did not result in the distribution of any cash or other property to Eyeshop.

   Eyeshop had no revenues during the quarter ended March 31, 2001. As a result of the book gain on the liquidation of the UK subsidiary, net income for the quarter was $582,000. Cash at quarter-end was $9,000, and Eyeshop had no other current assets.

   Absent additional investment, Eyeshop has insufficient liquidity to either resume activities or satisfy its current liabilities. As discussed elsewhere in this proxy statement, however, it is anticipated that, in connection with the proposed merger, investors will purchase additional shares of Company Common Stock, thereby improving the liquidity position of the combined entities. Pursuant to the Common Stock Purchase Agreement, the Company has issued 1,250,000 shares of Common Stock for an aggregate proceeds of $250,000. Simultaneously, with the effectiveness of the merger, pursuant to the Common Stock Purchase Agreement, the Company will issue 3,750,000 shares of Common Stock for an aggregate proceeds of $750,000. Pursuant to the Second Common Stock Purchase Agreement, the Company will issue 6,569,500 shares of Common Stock for an aggregate proceeds of $1,313,900.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors
eyeshop.com inc.
Cincinnati, Ohio

   We have reviewed the accompanying consolidated balance sheet of eyeshop.com inc. and subsidiaries as of March 31, 2001, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the three months then ended. All information included in the financial statements is the responsibility of the management of eyeshop.com.

   We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

   Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with generally accepted accounting principles.

                                          /s/ Clark, Schaefer, Hackett & Co.
                                          -------------------------------
                                          CLARK, SCHAEFER, HACKETT & CO.

Cincinnati, Ohio
May 30, 2001

                       EYESHOP.COM INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                 March 31, 2001

                                     ASSETS

Current assets:
  Cash............................................................ $     9,325
                                                                   -----------
Property and equipment:
  Office and computer equipment, net of accumulated depreciation
   of $4,518......................................................      12,140
                                                                   -----------
Other assets:
  Web site development............................................   1,540,876
  Other intangible assets, net of accumulated amortization of
   $13,932........................................................     121,240
                                                                   -----------
                                                                     1,662,116
                                                                   -----------
                                                                   $ 1,683,581
                                                                   ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses........................... $    35,000
  Deposits received for future stock issuance.....................      30,000
                                                                   -----------
                                                                        65,000
                                                                   -----------
Commitments and contingencies
Stockholders' equity:
  Common stock, $.001 par value, 1,700,000 shares authorized,
   609,554 shares issued and outstanding..........................   1,266,878
  Series A cumulative convertible preferred stock, $7 par value,
   200,000 shares authorized, 118,178 shares issued and
   outstanding....................................................     827,237
  Series B cumulative convertible preferred stock, $23.99 par value, 416,840 shares authorized, 75,082 shares issued and
   outstanding....................................................   1,801,199
  Accumulated deficit.............................................  (2,276,733)
                                                                   -----------
                                                                     1,618,581
                                                                   -----------
                                                                   $ 1,683,581
                                                                   ===========

                     See accompanying notes to statements.

                       EYESHOP.COM INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS

                       Three Months Ended March 31, 2001

Net revenue........................................................... $    --
                                                                       --------
Operating expenses....................................................   99,487
                                                                       --------
  Loss from operations................................................  (99,487)
Gain on liquidation of subsidiary.....................................  681,822
                                                                       ========
  Income before provision for income taxes............................  582,335
Provision for income taxes............................................      --
                                                                       --------
  Net income.......................................................... $582,335
                                                                       ========


                     See accompanying notes to statements.

                       EYESHOP.COM INC. AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                       Three Months Ended March 31, 2001

                            Common   Series A   Series B  Accumulated  Translation
                            Stock    Preferred Preferred    Deficit    Adjustment    Total
                          ---------- --------- ---------- -----------  ----------- ----------
Balance January 1,
 2001...................  $1,266,878 $827,237  $1,801,199 $(2,859,068)  $ 71,609   $1,107,855
  Reduction due to
   liquidation of
   subsidiary...........         --       --          --          --     (71,609)     (71,609)
  Net income............         --       --          --      582,335        --       582,335
                          ---------- --------  ---------- -----------   --------   ----------
Balance March 31, 2001..  $1,266,878 $827,237  $1,801,199 $(2,276,733)       --    $1,618,581
                          ========== ========  ========== ===========   ========   ==========


                     See accompanying notes to statements.

                       EYESHOP.COM INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                       Three Months Ended March 31, 2001

Cash flows from operating activities:
  Net income........................................................ $ 582,335
  Adjustments to reconcile net income to net cash used by operating activities:
    Depreciation....................................................     1,020
    Amortization....................................................     4,830
    Gain on liquidation of subsidiary...............................  (681,822)
    Effects of change in operating assets and liabilities, net of effect of liquidation of UK subsidiary:
      Accounts payable and accrued expenses.........................   (60,374)
                                                                     ---------
Net cash used by operating activities...............................  (154,011)
                                                                     ---------
Cash flows from investing activities:
  Cash given up in liquidation of subsidiary........................   (74,600)
                                                                     ---------
Cash flows from financing activities:
  Cash received as deposit on future stock issuance.................    30,000
                                                                     ---------
Decrease in cash....................................................  (198,611)
Cash--beginning of period...........................................   207,936
                                                                     ---------
Cash--end of period................................................. $   9,325
                                                                     =========

Supplemental Disclosures:

   During the quarter ended March 31, 2001, no amounts were paid for interest or income taxes.


                     See accompanying notes to statements.

                       EYESHOP.COM INC. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies:

   The following accounting principles and practices of eyeshop.com inc. ("Eyeshop") are set forth to facilitate the data presented in the consolidated financial statements:

 Business activity

   Eyeshop was formed in 1999, and began raising capital and implementing a business model in 2000. Eyeshop is developing an Internet based method of selling and distributing eyewear to consumers utilizing advanced technology to provide accurate fit and function to the purchaser.

 Principles of consolidation

   The consolidated financial statements include the accounts of eyeshop.com inc. and its two wholly owned United States subsidiaries, eyeshop.com IRP, inc. and eyeshop.com USA, inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

   The statements do not include the accounts of a UK subsidiary, Eyeshop Limited. This subsidiary, formed in 1999, was acquired by Eyeshop in March 2000. This entity filed for liquidation in January 2001. At this time the liquidators assumed control of Eyeshop Limited, at which point Eyeshop no longer had rights to the assets of the company, nor was responsible for the liabilities of the entity. The financial statements include a gain from this liquidation, as measured by the net liabilities removed.

 Property and depreciation

   Property and equipment is recorded at cost. Depreciation is provided on accelerated methods over the estimated life of the equipment.

 Use of estimates

   The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

 Web site development

   Costs incurred in connection with the application development of the web site and underlying software, including design and configuration, coding and testing, have been capitalized. Costs incurred during the preliminary project stage, including conceptualization, evaluation and determination of existence of needed technology, have been expensed. Amortization of these amounts will begin once the web site is fully functional.

                       EYESHOP.COM INC. AND SUBSIDIARIES

 Other intangible assets

   Other intangible assets represent the cost of acquiring store designs, domain names and other communication based services. Amortization is provided ratably over the estimated useful life of the assets, principally 7-10 years.

2. Web site development:

   During 2000, Eyeshop and its former UK subsidiary invested heavily into the development of a web site and underlying software. As part of this process, Eyeshop entered into a cost sharing arrangement with the UK subsidiary. Under this agreement, the parties agreed to allocate the development cost under a method expected to reflect the anticipated benefits to each company. As a result, approximately 75% of the total costs incurred through December 31, 2000 were allocated to Eyeshop. As consideration for entering into this agreement, Eyeshop was granted the United States rights to the web site and underlying software, while the subsidiary retained the rights throughout the rest of the world. The ultimate cost of finalizing the development is uncertain. The ultimate cost and valuation of the development, as well as the ultimate amortization method and life, are significant estimates that may materially change in the near term.

3. Preferred Stock:

   At March 31, 2001, Eyeshop had outstanding issues of Series A and Series B preferred stock. The terms of these issues are as follows:

     Series A shares are convertible at the holder's option into Eyeshop common shares at a rate of 1 share of Eyeshop common stock for each share of Eyeshop preferred stock. Dividends are payable on the Eyeshop preferred shares in the event dividends are paid on the Eyeshop common stock. The dividend paid on each share of Eyeshop preferred stock is the amount equal to the amount payable on the Eyeshop common stock into which the Eyeshop preferred stock is convertible. Additionally, the Eyeshop preferred shares carry liquidation preferences over Eyeshop common shares up to $7 per share.

     Series B shares are convertible at the holder's option into Eyeshop common shares at a rate of 1 share of Eyeshop common stock for each share of Eyeshop preferred stock. Dividends are payable on the Eyeshop preferred shares in the event dividends are paid on the Eyeshop common stock. The dividend paid on each preferred share is the amount equal to the amount payable on the Eyeshop common stock into which the Eyeshop preferred stock is convertible. Additionally, the Eyeshop preferred shares carry liquidation preferences over the Eyeshop common shares up to $23.99 per share.

4. Stock Options:

   During 2000, Eyeshop granted various stock options under its long-term incentive plan. 40,000 non qualified stock options were granted with an option price of $1 per share, while another 38,217 incentive stock options were granted with a $7 per share price. All options begin vesting at the one year anniversary of the grant, and are fully vested on the third anniversary of the grant.

5. Disposition of Subsidiary:

   As previously noted, in 2000, Eyeshop invested in a UK subsidiary. Due to the liquidation filing of this entity in January 2001, Eyeshop recorded an impairment loss of approximately $822,000 on its 2000 financial

                       EYESHOP.COM INC. AND SUBSIDIARIES
statements. In 2001, Eyeshop no longer consolidates this entity into its financial statements due to the lack of control over the entity, the lack of ability to utilize the assets, and the lack of responsibility for the liabilities of the entity.

   This disposition of the subsidiary due to the liquidation process results in a gain recorded during the three months ended March 31, 2001. This gain is measured by the elimination of the UK company's liabilities and translation adjustment amount (approximately $771,000) versus the elimination of the assets (approximately $89,000).

6. Provision for Income Taxes:

   Due to the substantial net operating losses carried forward from 2000, no provision for income taxes exists for the three months ended March 31, 2001. The remaining net operating losses, which expire in 2019, could generate significant tax savings in the future if taxable income were generated that could be offset by the losses. Due to the uncertainty regarding future income generation, no deferred tax asset related to the net operating losses have been recorded.

7. Contingency:

   As previously discussed, Eyeshop has obtained the United States rights to the software development through the cost sharing agreement with the former UK subsidiary, and through the liquidation process is attempting to acquire the rights to the rest of the world. During this liquidation process, one vendor asserted that it was the owner of the underlying software. The liquidators and their attorneys rejected this claim. However, prior to the completion of the liquidation, it is possible this same vendor, or other vendors, could object to the terms of the asset sale, or to the ownership of the assets themselves. If such a claim is made, it is possible Eyeshop would be forced to pay additional amounts to secure the use of the assets. These amounts could potentially be significant. To management's knowledge, no such claims have been made. No effect of any such possible claim is reflected in the financial statements.

8. Potential Merger Considerations:

   In March 2001, Eyeshop's board of directors recommended to all shareholders that they adopt and approve an Agreement and Plan of Merger with a wholly owned subsidiary of Sight Resource Corporation ("SRC"), a publicly traded optical company. Upon completion of this proposed merger and first common stock financing, existing Company management, shareholders and new investors will own approximately 50% of the then outstanding shares of SRC (including rights to receive SRC Common Stock), as all outstanding shares of common and preferred stock in Eyeshop will be converted to shares in SRC at various conversion rates. The purchasers pursuant to the Common Stock Purchase Agreement will make equity investments into SRC of approximately $1 million, with another approximately $1.3 million investment planned subsequently.

   In addition to the items noted above, the recommendation by the board of directors contains provisions to cancel certain outstanding stock options, accelerate vesting provisions on other options, and grant new options to employees.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors
eyeshop.com inc.
Cincinnati, Ohio

   We have audited the accompanying consolidated balance sheet of eyeshop.com inc. and subsidiaries as of December 31, 2000, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders' equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of Eyeshop's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of eyeshop.com inc. and subsidiaries as of December 31, 2000, and the consolidated results of its operations and cash flow for the year then ended, in conformity with generally accepted accounting principles.

   The accompanying consolidated financial statements have been prepared assuming Eyeshop will continue as a going concern. As discussed in Note 8 to the financial statements, Eyeshop has not yet generated revenue, is liquidating it's UK subsidiary, and does not have sufficient cash available to complete its business model, including the web site development. These matters raise substantial doubt about Eyeshop's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in
Note 8. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          /s/ Clark, Schaefer, Hackett & Co.
                                          -------------------------------
                                          CLARK, SCHAEFER, HACKETT & CO.

Cincinnati, Ohio
May 25, 2001

                       EYESHOP.COM INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                               December 31, 2000

                                     ASSETS

Current assets:
  Cash............................................................ $   207,936
                                                                   -----------
Property and equipment:
  Office and computer equipment, net of accumulated depreciation
   of $3,498......................................................      13,160
                                                                   -----------
Other assets:
  Web site development............................................   1,555,807
  Other intangible assets, net of accumulated amortization of
   $9,102.........................................................     126,070
                                                                   -----------
                                                                     1,681,877
                                                                   -----------
                                                                   $ 1,902,973
                                                                   ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses........................... $   795,118
                                                                   -----------
Commitments and contingencies
Stockholders' equity:
  Common stock, $.001 par value, 1,700,000 shares authorized,
   609,554 shares issued and outstanding..........................   1,266,878
  Series A cumulative convertible preferred stock, $7 par value,
   200,000 shares authorized, 118,178 shares issued and
   outstanding....................................................     827,237
  Series B cumulative convertible preferred stock, $23.99 par value, 416,840 shares authorized, 75,082 shares issued and
   outstanding....................................................   1,801,199
  Accumulated deficit.............................................  (2,859,068)
  Accumulated other comprehensive income..........................      71,609
                                                                   -----------
                                                                     1,107,855
                                                                   -----------
                                                                   $ 1,902,973
                                                                   ===========

          See accompanying notes to consolidated financial statements.

                       EYESHOP.COM INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS

                          Year Ended December 31, 2000

Net revenue....................................................... $       --
                                                                   -----------
Operating expenses................................................   1,525,186
                                                                   -----------
Impairment loss on assets of UK subsidiary........................     822,193
                                                                   ===========
Loss before provision for income taxes............................  (2,347,379)
Provision for income taxes........................................         --
                                                                   -----------
Net loss.......................................................... $(2,347,379)
                                                                   ===========


          See accompanying notes to consolidated financial statements.

                       EYESHOP.COM INC. AND SUBSIDIARIES

             CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                          Year Ended December 31, 2000

Net loss........................................................... $(2,347,379)
Other comprehensive income, net of tax:
  Foreign currency translation adjustments.........................      56,510
                                                                    -----------
Comprehensive loss................................................. $(2,290,869)
                                                                    ===========



                     See accompanying notes to statements.

                       EYESHOP.COM INC. AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                          Year ended December 31, 2000

                           Common   Series A   Series B  Accumulated  Translation
                           Stock    Preferred Preferred    Deficit    Adjustment    Total
                         ---------- --------- ---------- -----------  ----------- ----------
Balance January 1,
 2000...................        --       --          --          --         --           --
  Stock issued during
   year................. $1,266,878 $827,237  $1,801,199 $       --     $   --    $3,895,314
  Amounts of UK
   subsidiary at
   purchase by parent
   company..............        --       --          --     (511,689)    15,099     (496,590)
  Net loss..............        --       --          --   (2,347,379)       --    (2,347,379)
  Translation
   adjustment...........        --       --          --          --      56,510       56,510
                         ---------- --------  ---------- -----------    -------   ----------
Balance December 31,
 2000................... $1,266,878 $827,237  $1,801,199 $(2,859,068)   $71,609   $1,107,855
                         ========== ========  ========== ===========    =======   ==========


          See accompanying notes to consolidated financial statements

                       EYESHOP.COM INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                          Year Ended December 31, 2000

Cash flows from operating activities:
  Net loss........................................................ $(2,347,379)
  Adjustments to reconcile net loss to net cash used by operating activities:
    Depreciation..................................................      19,474
    Amortization..................................................      31,488
    Impairment loss on UK subsidiary..............................     822,193
    Effects of change in operating assets and liabilities, net of effect of purchase of UK subsidiary:
      Prepaid assets..............................................      (5,683)
      Accounts payable and accrued expenses.......................     (73,757)
                                                                   -----------
Net cash used by operating activities.............................  (1,553,664)
                                                                   -----------
Cash flows from investing activities:
  Cash acquired in acquisition of UK subsidiary...................      64,184
  Purchase of property and equipment..............................    (124,437)
  Purchase of intangible assets...................................  (2,129,971)
                                                                   -----------
Net cash used by investing activities.............................  (2,190,224)
                                                                   -----------
Cash flows from financing activities:
  Proceeds from issuance of common and preferred stock............   3,895,314
                                                                   -----------
  Effect of exchange rate changes on cash.........................      56,510
                                                                   -----------
Increase in cash..................................................     207,936
Cash--beginning of year...........................................         --
                                                                   -----------
Cash--end of year................................................. $   207,936
                                                                   ===========

Supplemental Disclosures:

   During 2000, the Company purchased all the capital stock of Eyeshop Limited for $400,000. In addition to the cash acquired, the subsidiary had current assets of $5,683, property and equipment of $25,441 and development and other intangible assets of $276,086. Liabilities consisted of $867,984 of payables and accrued expense.

   During 2000, no amounts were paid for interest or income taxes.

          See accompanying notes to consolidated financial statements.

                       EYESHOP.COM INC. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies:

   The following accounting principles and practices of eyeshop.com, inc. ("Eyeshop") are set forth to facilitate the data presented in the consolidated financial statements:

 Business activity

   Eyeshop was formed in 1999, and began raising capital and implementing a business model in 2000. Eyeshop is developing an Internet based method of selling and distributing eyewear to consumers utilizing advanced technology to provide accurate fit and function to the purchaser.

 Principles of consolidation

   The consolidated financial statements include the accounts of eyeshop.com inc. and its two wholly owned United States subsidiaries, eyeshop.com IRP, inc. and eyeshop.com USA, inc. The statements also include the accounts of a UK subsidiary, Eyeshop Limited. This subsidiary, formed in 1999, was acquired by Eyeshop in March 2000. All significant intercompany accounts and transactions have been eliminated in consolidation.

 Foreign Currency Translation

   At December 31, 2000 all assets and liabilities of the UK subsidiary have been translated into U.S. dollars at the rate of exchange in effect on that date. Income and expense accounts have been translated at an average of exchange rates effective during the period presented. These rates may change significantly over a short time period. Translation adjustments are reflected in stockholders' equity.

 Property and depreciation

   Property and equipment is recorded at cost. Depreciation is provided on accelerated methods over the estimated life of the equipment.

 Use of estimates

   The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

 Web site development

   Costs incurred in connection with the application development of the web site and underlying software, including design and configuration, coding and testing, have been capitalized. Costs incurred during the preliminary project stage, including conceptualization, evaluation and determination of existence of needed technology, have been expensed. Amortization of these amounts will begin once the web site is fully functional.

                       EYESHOP.COM INC. AND SUBSIDIARIES

 Other intangible assets

   Other intangible assets represent the cost of acquiring store designs, domain names and other communication based services. Amortization is provided ratably over the estimated useful life of the assets, principally 7-10 years.

2. Web site development:

   During 2000, Eyeshop and its UK subsidiary invested heavily into the development of a web site and underlying software. As part of this process, Eyeshop entered into a cost sharing arrangement with the UK subsidiary. Under this agreement, the parties agreed to allocate the development cost under a method expected to reflect the anticipated benefits to each company. As a result, approximately 75% of the total costs incurred through December 31, 2000 were allocated to Eyeshop. As consideration for entering into this agreement, Eyeshop was granted the United States rights to the web site and underlying software, while the subsidiary retained the rights throughout the rest of the world. The ultimate cost of finalizing the development is uncertain. The ultimate cost and valuation of the development, as well as the ultimate amortization method and life, are significant estimates that may materially change in the near term.

3. Preferred Stock:

   During 2000, Eyeshop issued Series A and Series B preferred stock. The terms of these issues are as follows:

    Series A shares are convertible at the holder's option into Eyeshop common shares at a rate of 1 share of Eyeshop common stock for each share of Eyeshop preferred stock. Dividends are payable on the Eyeshop preferred shares in the event dividends are paid on the Eyeshop common stock. The dividend paid on each share of Eyeshop preferred stock is the amount equal to the amount payable on the Eyeshop common stock into which the Eyeshop preferred stock is convertible. Additionally, the Eyeshop preferred shares carry liquidation preferences over Eyeshop common shares up to $7 per share.

    Series B shares are convertible at the holder's option into Eyeshop common shares at a rate of 1 share of Eyeshop common stock for each share of Eyeshop preferred stock. Dividends are payable on the Eyeshop preferred shares in the event dividends are paid on the Eyeshop common stock. The dividend paid on each Eyeshop preferred share is the amount equal to the amount payable on the Eyeshop common stock into which the Eyeshop preferred stock is convertible. Additionally, the Eyeshop preferred shares carry liquidation preferences over the Eyeshop common shares up to $23.99 per share.

4. Stock Options:

   During 2000, Eyeshop granted various stock options under its long-term incentive plan. 40,000 non qualified stock options were granted with an option price of $1 per share, while another 38,217 incentive stock options were granted with a $7 per share price. All options begin vesting at the one year anniversary of the grant, and are fully vested on the third anniversary of the grant. At December 31, 2000, no options had become vested, so no expense for these options is attributable to the year ended December 31, 2000.

5. Liquidation of UK Subsidiary:

   As previously noted, Eyeshop acquired the stock of its UK subsidiary in 2000. Between the initial stock purchase, and a subsequent stock issuance by the subsidiary, Eyeshop invested $400,000 into the subsidiary.

                       EYESHOP.COM INC. AND SUBSIDIARIES

Subsequent to this initial equity funding, Eyeshop also advanced the subsidiary approximately $1,066,000. During the period from acquisition through December 31, 2000, the subsidiary incurred significant development costs, and incurred approximately $814,000 in operating expenses.

   In January 2001, the subsidiary filed for liquidation in the UK. At that point, Eyeshop no longer controlled the UK company, had no rights to the assets of the subsidiary, or was responsible for the liabilities of the UK company.

   At December 31, 2000, the subsidiary had recorded the approximate following assets:

     Cash............................................................. $ 74,600
     Other current assets.............................................   27,000
     Property and equipment, net......................................  115,800
     Development costs and other intangible assets, net...............  692,700
                                                                       --------
       Total assets................................................... $910,100
                                                                       ========

   During the liquidation process, it became apparent that the non-cash assets of the subsidiary could be liquidated to cash in an amount significantly smaller than the carrying value of the assets. This situation is based on the only offer coming from eyeshop.com to purchase the worldwide rights to the web site and underlying software.

   Based upon these facts, the subsidiary recorded an impairment loss against its assets of approximately $822,000 at December 31, 2000.

   In addition to the assets recorded at year end, the subsidiary has approximately $700,000 of trade payables, not including any amounts owed to the parent. Based upon the liquidation process, it is anticipated these liabilities will be discharged with only a small percentage of the total amount being paid to the creditors. However, the full amount of these third party liabilities are reflected on these financial statements.

   To reflect the lack of ability to collect on the advances made to the UK subsidiary, the US parent has written off the advances, and the UK subsidiary has eliminated the intercompany liabilities from its financial statement.

6. Provision for Income Taxes:

   Due to the substantial losses incurred in 2000, no provision for domestic or foreign income taxes exists. The net operating losses, which would expire in 2019 for the US losses, could generate significant tax savings in the future if taxable income were generated that could be offset by the losses. Due to the uncertainty regarding future income generation, no deferred tax asset related to the net operating losses have been recorded.

7. Contingency:

   As previously discussed, Eyeshop has obtained the United States rights to the software development through the cost sharing agreement with the United Kingdom subsidiary, and through the liquidation process is

                       EYESHOP.COM INC. AND SUBSIDIARIES
attempting to acquire the rights to the rest of the world. During this liquidation process, one vendor asserted that it was the owner of the underlying software. The liquidators and their attorneys rejected this claim. However, prior to the completion of the liquidation, it is possible this same vendor, or other vendors, could object to the terms of the asset sale, or to the ownership of the assets themselves. If such a claim is made, it is possible Eyeshop would be forced to pay additional amounts to secure the use of the assets. These amounts could potentially be significant. To management's knowledge, no such claims have been made. No effect of any such possible claim is reflected in the financial statements.

8. Going Concern Considerations and Subsequent Event:

   As of December 31, 2000, Eyeshop had used almost all available cash, and had not secured additional financing sources, and was liquidating its UK subsidiary. Additionally, the development of the web site and the software to support the business model was not complete and fully functional. No significant revenues can be generated until the web site is fully functional. These matters give rise to substantial doubt about Eyeshop's ability to continue as a going concern.

   To address these issues, in March 2001, Eyeshop's board of directors recommended to all shareholders that they adopt and approve an Agreement and Plan of Merger with a wholly owned subsidiary of Sight Resource Corporation ("SRC"), a publicly traded optical company. Upon completion of this proposed merger and the first common stock financing, existing Company management, shareholders and new investors will own approximately 50% of the then outstanding shares of SRC (including rights to receive SRC Common Stock), as all outstanding shares of common and preferred stock in Eyeshop will be converted to shares in SRC at various conversion rates. The purchasers pursuant to the Common Stock Purchase Agreement will make equity investments into SRC of approximately $1 million, with another approximately $1.3 million investment planned subsequently.

   In addition to the items noted above, the recommendation by the board of directors contains provisions to cancel certain outstanding stock options, accelerate vesting provisions on other options, and grant new options to employees.

              UNAUDITED COMBINED PRO FORMA FINANCIAL INFORMATION

   These unaudited pro forma balance sheets and statements of operations are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the merger been completed on the assumed date or for the periods presented, or which may be obtained in the future. The unaudited pro forma balance sheets and statements of operations should be read in conjunction with the financial statements, including the notes, of eyeshop.com inc. and its subsidiaries, the section of this proxy statement titled "EYESHOP.COM INC" and the financial statements, including the notes, of Sight Resource Corporation appearing in the documents described under "WHERE YOU CAN FIND MORE INFORMATION" beginning on page 72.

                          SIGHT RESOURCE CORPORATION

                          PRO FORMA INCOME STATEMENT
                       Three Months Ended March 31, 2001
                  (In thousands except for per share amounts)

                              SRC                                    Pro Forma
                          Consolidated eyeshop.com Adjustments      Consolidated
                          ------------ ----------- -----------      ------------
Net revenue.............    $16,059       $  0       $     0          $16,059
Cost of revenue.........      4,918                                     4,918
                            -------       ----       -------          -------
 Gross margin...........     11,141                                    11,141
Selling, general and
 administrative
 expense................     11,189        100           202 (1)       11,491
                            -------       ----       -------          -------
 Loss from operations...        (48)      (100)         (202)            (350)
                            -------       ----       -------          -------
Other income (expense):
 Interest income........          7                                         7
 Interest expense.......       (243)                                     (243)
 Gain on disposition of
  subsidiary............                   682                            682
                            -------       ----                        -------
 Total other income
  (expense).............       (236)       682                            446
                            -------       ----                        -------
 Gain (Loss) before
  income tax expense....       (284)       582          (202)              96
                            -------       ----       -------          -------
Income tax expense......         21                        0 (2)           21
                            -------                  -------          -------
 Net Gain (Loss)........    $  (305)      $582       $  (202)         $    75
                            =======       ====       =======          =======
Net loss per common
 share
 Basic and Diluted loss
  per common share......    $ (0.03)                                  $  0.00
                            =======                                   =======
Weighted average number
 of common shares
 outstanding............      9,260                   20,633 (3)(4)    29,861
                            =======                  =======          =======
Fiscal Year 2001:
 Net Gain (Loss)
  as reported...........    $  (305)
                            =======
 pro forma..............    $    75
                            =======
 Net loss per share
  basic and diluted
 as reported............    $ (0.03)
                            =======
 pro forma..............    $  0.00
                            =======

--------
(1) To record an estimate of the amortization of the excess of purchase price over the fair market value of assets acquired of approximately $2.427 million. Based on this estimate and a potential useful life of 3 years, the annual amortization expense would be $.809 million or $.202 million quarterly.

(2) Any pro forma taxes would primarily relate to state taxes as the Company has loss carryforwards. Estimate is minimal.
(3) To record 14.064 million additional shares issued in the merger and first common stock financing with certain individuals and entities associated with eyeshop.com as outstanding since the beginning of the period presented.
(4) To record 6.569 million additional shares issued in the common second stock financing with certain individuals and entities associated with eyeshop.com as outstanding since the beginning of the period presented.

   The above unaudited pro forma financial information reflects certain adjustments, including amortization of goodwill and an increase in the weighted average shares outstanding. This pro forma information does not necessarily reflect the results of operations that would have occurred had the acquisition taken place at the beginning of 2001 and is not necessarily indicative of results that may be obtained in the future.

                           SIGHT RESOURCE CORPORATION

                     PRO FORMA CONSOLIDATED BALANCE SHEETS

                                 March 31, 2001
                  (In thousands except for per share amounts)

                                     SRC                               Pro Forma
                                 Consolidated eyeshop.com Adjustments Consolidated
                                 ------------ ----------- ----------- ------------
            ASSETS
 Current assets:
  Cash and cash equivalents...     $    792     $     9     $ 1,874     $  2,675
  Accounts receivable, net of
   allowance of $1,959........        2,797                                2,797
  Inventories.................        5,308                                5,308
  Prepaid expenses and other
   current assets.............          753                                  753
                                   --------     -------     -------     --------
  Total current assets........        9,650           9       1,874       11,533
                                   --------     -------     -------     --------
 Property and Equipment.......       11,168          17                   11,185
 Less accumulated
  depreciation................       (7,545)         (5)                  (7,550)
                                   --------     -------     -------     --------
  Net property and equipment..        3,623          12           0        3,635
 Other assets
  Intangible assets, net......       21,014       1,663       1,916       24,593
  Other assets................          242                                  242
                                   --------     -------     -------     --------
  Total other assets..........       21,256       1,663       1,916       24,835
                                   --------     -------     -------     --------
                                   $ 34,529     $ 1,684     $ 3,790     $ 40,003
                                   ========     =======     =======     ========
 LIABILITIES AND STOCKHOLDERS'
             EQUITY
 Current liabilities:
  Revolver notes payable......     $  2,500                             $  2,500
  Current portion of long term
   debt.......................        6,631                                6,631
  Current portion of capital
   leases.....................            8                                    8
  Accounts payable............        4,244          35                    4,279
  Accrued expenses............        2,167          30                    2,197
  Dividends payable...........          179                                  179
                                   --------     -------     -------     --------
  Total current liabilities...       15,729          65           0       15,794
                                   --------     -------     -------     --------
 Non-current liabilities:
  Long term debt, less current
   maturities.................          351                                  351
  Capital leases..............           24                                   24
  Other liabilities...........            0                                    0
                                   --------     -------     -------     --------
  Total non-current
   liabilities................          375           0           0          375
                                   --------     -------     -------     --------
  Series B redeemable
   convertible preferred stock
   1,452,119..................        6,535                                6,535
                                   --------     -------     -------     --------
 Stockholders' equity
  Preferred Stock, $.01 par
   value. Authorized 5,000,000
   shares; no shares of Series
   A issued and outstanding
   Series A cumulative
   convertible preferred
   stock, $7 par value,
   200,000 shares authorized,
   118,178 shares issued and
   outstanding
  Series A cumulative
   convertible preferred
   stock, $7 par value,
   200,000 shares authorized,
   118,178 shares issued and
   outstanding................                      827        (827)
  Series B cumulative
   convertible preferred
   stock, $23.99 par value,
   416,840 shares authorized,
   75,082 shares issued and
   outstanding................                    1,801      (1,801)
  Common stock, $.01 par
   value. Authorized
   20,000,000 shares; issued
   9,261,552 and 9,256,552
   shares in 2000 and 1999,
   respectively...............           95       1,267      (1,060)         302
  Additional paid-in capital..       38,346                   5,202       43,548
  Treasury stock at cost
   (30,600 shares in 2000 and
   1999)......................         (137)                                (137)
  Accumulated deficit.........      (26,414)     (2,276)      2,276      (26,414)
  Accumulated other
   comprehensive income.......                                                 0
                                   --------     -------     -------     --------
  Total stockholders' equity..       11,890       1,619       3,790       17,299
                                   --------     -------     -------     --------
                                   $ 34,529     $ 1,684     $ 3,790     $ 40,003
                                   ========     =======     =======     ========

   The above unaudited pro forma financial information reflects certain adjustments, including amortization of goodwill and an increase in the weighted average shares outstanding. This pro forma information does not necessarily reflect the results of operations that would have occurred had the acquisition taken place at the beginning of 2000 and is not necessarily indicative of results that may be obtained in the future.

                           SIGHT RESOURCE CORPORATION

                          PRO FORMA INCOME STATEMENT

                         Year Ended December 30, 2000
                  (In thousands except for per share amounts)

                              SRC                                    Pro Forma
                          Consolidated eyeshop.com Adjustments      Consolidated
                          ------------ ----------- -----------      ------------
Net revenue.............    $64,219                                   $64,219
Cost of revenue.........     20,929                                    20,929
                            -------      -------     ------           -------
 Gross margin...........     43,290                                    43,290
Selling, general and
 administrative
 expense................     46,155        1,525        809 (1)        48,489
                            -------      -------     ------           -------
 Loss from operations...     (2,865)      (1,525)      (809)           (5,199)
                            -------      -------     ------           -------
Other income (expense):
 Interest income........         52                                        52
 Interest expense.......     (1,232)                                   (1,232)
 Loss on disposal of
  assets................       (105)                                     (105)
 Write-off of deferred
  financing cost........        (60)                                      (60)
 Impairment loss........                    (822)                        (822)
 Reserve for note
  receivable............       (714)                                     (714)
                            -------      -------     ------           -------
 Total other expense....     (2,059)        (822)                      (2,881)
                            -------      -------     ------           -------
 Loss before income tax
  expense...............     (4,924)      (2,347)      (809)           (8,080)
Income tax expense......         80                       0 (2)            80
                            -------      -------     ------           -------
 Net Loss...............    $(5,004)     $(2,347)    $ (809)          $(8,160)
Dividends on redeemable
 convertible preferred
 stock..................        (51)                                      (51)
                            -------      -------     ------           -------
Net loss attributable to
 common shareholders....     (5,055)      (2,347)      (809)           (8,211)
                            =======      =======     ======           =======
Basic and Diluted loss
 per common share.......    $ (0.55)                                  $ (0.27)
                            =======                  ======           =======
Weighted average number
 of common shares
 outstanding............      9,228                  20,633 (3)(4)     29,861
                            =======                  ======           =======
Fiscal Year 2000:
 Net loss
 as reported............    $(5,055)
                            =======
 pro forma..............    $(8,211)
                            =======
 Net loss per share
  basic and diluted
 as reported............    $ (0.55)
                            =======
 pro forma..............    $ (0.27)
                            =======

-------
(1) To record an estimate of the amortization of the excess of purchase price over the fair market value of assets acquired of approximately $2.427 million. Based on this estimate and a potential useful life of 3 years, the annual amortization expense would be $.809 million, or $.202 million quarterly.
(2) Any pro forma taxes would primarily relate to state taxes as the Company has loss carryforwards. Estimate is minimal.
(3) To record 14.064 million additional shares issued in the merger and first common stock financing with certain individuals and entities associated with eyeshop.com as outstanding since the beginning of the period presented.
(4) To record 6.569 million additional shares issued in the second common stock financing with certain individuals and entities associated with eyeshop.com as outstanding since the beginning of the period presented.

   The above unaudited pro forma financial information reflects certain adjustments, including amortization of goodwill and an increase in the weighted average shares outstanding. This pro forma information does not necessarily reflect the results of operations that would have occurred had the acquisition taken place at the beginning of 2000 and is not necessarily indicative of results that may be obtained in the future.

                          SIGHT RESOURCE CORPORATION

                     PRO FORMA CONSOLIDATED BALANCE SHEETS

                               December 30, 2000
                       (In thousands, except share data)

                                   SRC                               Pro Forma
                               Consolidated eyeshop.com Adjustments Consolidated
                               ------------ ----------- ----------- ------------
ASSETS
Current assets:
 Cash and cash equivalents...    $    532     $   208     $ 1,874     $  2,614
 Accounts receivable, net of
  allowance of $1,897........       2,587           0                    2,587
 Inventories.................       5,977           0                    5,977
 Prepaid expenses and other
  current assets.............         457                                  457
                                 --------     -------     -------     --------
 Total current assets........       9,553         208       1,874       11,635
                                 --------     -------     -------     --------
Property and equipment.......      11,044          16                   11,060
                                 --------     -------     -------     --------
Less accumulated
 depreciation................      (7,060)         (3)                  (7,063)
                                 --------     -------     -------     --------
 Net property and equipment..       3,984          13           0        3,997
Other assets:
 Intangible assets, net......      21,444       1,682       2,427       25,553
 Other assets................         158           0                      158
                                 --------     -------     -------     --------
 Total other assets..........      21,602       1,682       2,427       25,711
                                 --------     -------     -------     --------
                                 $ 35,139     $ 1,903     $ 4,301     $ 41,343
                                 ========     =======     =======     ========
LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current liabilities:
 Revolver notes payable......    $  2,500         --          --      $  2,500
 Current portion of long term
  debt.......................       6,540         --          --         6,540
 Current portion of capital
  leases.....................          10         --          --            10
 Accounts payable............       4,721         795         --         5,516
 Accrued expenses............       2,007         --          --         2,007
 Dividends payable...........          51         --          --            51
                                 --------     -------     -------     --------
 Total current liabilities...      15,829         795           0       16,624
                                 --------     -------     -------     --------
Non-current liabilities:
 Long term debt, less current
  maturities.................         451                                  451
 Capital leases..............          25                                   25
 Other liabilities...........           0                                    0
                                 --------     -------     -------     --------
 Total non-current
  liabilities................         476           0           0          476
                                 --------     -------     -------     --------
 Series B redeemable
  convertible preferred stock
  1,452,119 shares issued....       6,535                                6,535
                                 --------     -------     -------     --------
Stockholders' equity.........                                                0
 Preferred Stock, $.01 par
  value. Authorized 5,000,000
  shares; no shares of Series
  A issued and outstanding...
 Series A cumulative
  convertible preferred
  stock, $7 par value,
  200,000 shares authorized,
  118,178 shares issued and
  outstanding................                     827        (827)
 Series B cumulative
  convertible preferred
  stock, $23.99 par value,
  416,840 shares authorized,
  75,082 shares issued and
  outstanding................                   1,801      (1,801)
 Common stock, $.01 par
  value. Authorized
  20,000,000 shares; issued
  9,261,552 and 9,256,552
  shares in 2000 and 1999,
  respectively...............          93       1,267      (1,060)         300
 Additional paid-in capital..      38,452                   5,202       43,654
 Treasury stock at cost
  (30,600 shares in 2000 and
  1999)......................        (137)                                (137)
 Accumulated deficit.........     (26,109)     (2,859)      2,859      (26,109)
 Accumulated other
  comprehensive income
  (deficit)..................                      72         (72)           0
                                 --------     -------     -------     --------
 Total stockholders' equity..      12,299       1,108       4,301       17,708
                                 --------     -------     -------     --------
                                 $ 35,139     $ 1,903     $ 4,301     $ 41,343
                                 ========     =======     =======     ========

   The above unaudited pro forma financial information reflects certain adjustments, including amortization of goodwill and an increase in the weighted average shares outstanding.

   This pro forma information does not necessarily reflect the results of operations that would have occurred had the acquisition taken place at the beginning of 2000 and is not necessarily indicative of results that may be obtained in the future.

                        BACKGROUND OF THE TRANSACTIONS

   On April 19, 2000, the Company retained a third party financial advisor to explore strategic business alternatives, including mergers, joint ventures, strategic partnerships and equity or debt financings from April 19, 2000 through October 2000, representatives of the financial advisor periodically provided status reports regarding potential strategic transactions to the board of directors of the Company. Such status reports failed to yield any potential transactions acceptable to the board of directors of the Company. Based on such results, on December 18, 2000 the Company terminated its relationship with the financial advisor.

   The Company and Eyeshop have discussed their interest in a possible business combination between the companies for several months. In September 2000, Mr. William T. Sullivan, then President and Chief Executive Officer and director of the Company and Christian E. Callsen, a member of the Company's board of directors, first discussed with Mr. E. Dean Butler, now Chairman of the Company, and Ms. Carene S. Kunkler, now President and Chief Executive Officer of the Company, the merits of a possible strategic transaction between Eyeshop and the Company, including, among other things, a possible business combination. The parties reviewed the potential for synergies between the Company and Eyeshop. From October 2000 to May 23, 2001, Mr. Sullivan and Mr. Callsen and Mr. Butler and Ms. Kunkler held several additional discussions relating to the businesses of Eyeshop and the Company and a possible business combination between the companies.

   On November 3, 2000, Eyeshop presented the Company with a non-binding written proposal for a merger of Eyeshop with and into a wholly owned subsidiary of the Company and for a common stock financing of $1 million involving investors associated with Eyeshop. The board of directors determined that the merits of a possible business combination between the companies and the proposed financing warranted further discussion and analysis. On November 9, 2000, Mr. Butler, Ms. Kunkler and Mr. Howell Kelly, advisor to Eyeshop, met with Mr. Callsen, William McLendon and Ryan Schwarz, all members of the Company's board of directors, regarding the November 3, 2000 proposal. On November 14, 2000, the Company and Eyeshop entered into a non-binding letter of intent regarding the merger and common stock financing.

   On January 25, 2001, the Eyeshop board of directors met to discuss the proposed transactions. Through the execution of the definitive Agreement and Plan of Merger and Common Stock Purchase Agreement, members of Eyeshop's management regularly discussed the possible business combination with the Company.

   During this time, Eyeshop conducted due diligence on the Company, and the Company conducted due diligence on Eyeshop. Meetings via telephone relating to the parties' due diligence review were held between the offices of Thompson Hine LLP, counsel for Eyeshop, and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company.

   On January 9, 2001, Mintz Levin provided Thompson Hine with a draft of an Agreement and Plan of Merger and Common Stock Purchase Agreement relating to the proposed transactions.

   In February 2001, members of management of the Company and Eyeshop, along with their respective legal and financial advisors, discussed the terms of the proposed common stock financing and negotiated the terms of the Agreement and Plan of Merger, including the following:

  .  termination rights under the Agreement and Plan of Merger;

  .  the conditions upon which a breakup fee would be payable; and

  . the representations, warranties and covenants to be made by both parties.

   On February 18, 2001, the Company retained The Woodward Group, Ltd. as its financial advisor to render an opinion to the Company's board of directors as to the fairness, from a financial point of view, of the proposed transactions contemplated by the Common Stock Purchase Agreement and the Agreement and Plan of Merger.

   On March 14, 2001, the Company's board of directors held a telephonic meeting at which attorneys from Mintz Levin and representatives of The Woodward Group participated, but Ryan M. Schwarz was absent. At the meeting, the board of directors reviewed and discussed the terms of the proposed transactions, the financial and strategic reasons for the transactions and the effects the proposed transactions would have on the Company's shareholders and employees.

   On March 27, 2001, the Eyeshop board of directors held a telephonic meeting to review the terms of the proposed merger. On March 30, 2001, the Eyeshop board of directors again held a telephonic meeting in which they formally approved the Common Stock Purchase Agreement and the Agreement and Plan of Merger.

   On March 28, 2001, the Company's board of directors, other than Ryan M. Schwarz who was absent, approved the revised Agreement and Plan of Merger. As approved by the board of directors of the Company and Eyeshop, the holders of capital stock of Eyeshop will receive the following in the merger:

  . 4.52 shares of Company Common Stock for each outstanding share of Eyeshop common stock;
  . 9.79 shares of Company Common Stock for each outstanding share of Eyeshop Series A Preferred Stock;
  . 33.72 shares of Company Common Stock for each outstanding share of Eyeshop Series B Preferred Stock;
  . Each outstanding share of Eyeshop capital stock will also be entitled to receive additional shares of Company Common Stock upon the exercise of options, warrants and other rights to receive Company Common Stock held by Company stockholders as of May 23, 2001; and
  . Upon the closing of the merger and the first common stock financing, the holders of Eyeshop capital stock and purchasers pursuant to the Common Stock Purchase Agreement will hold approximately 50% of the outstanding capital stock of the Company calculated by adding all outstanding Company Common Stock and Preferred Stock and rights to receive Company Common Stock for a price per share below the market value of Company Common Stock at the close of business on May 23, 2001.


   No fractional shares of Company Common Stock will to be issued in the merger. In addition, investors associated with Eyeshop have agreed to purchase 5,000,000 shares of the Company's Common Stock at a price per share of $0.20 to be conducted in two separate closings, for aggregate proceeds of $1,000,000. The first closing included the issuance of 1,250,000 shares of Company Common Stock for an aggregate purchase price of $250,000. In the second closing, the balance of the shares will be issued for an aggregate purchase price of $750,000.

   On May 17, 2001, Eyeshop's board of directors, acting by written consent, re-approved the principal terms of the proposed transactions, as revised, and authorized management to finalize the details of the Common Stock Purchase Agreement and Agreement and Plan of Merger.

   On May 17, 2001, the Company's board of directors held a telephonic meeting, at which representatives from Mintz Levin outlined the status of the negotiations with respect to the Common Stock Purchase Agreement and Agreement and Plan of Merger. Representatives of Mintz Levin then described in detail the terms of the proposed Agreement and Plan of Merger and the negotiations that had taken place with Eyeshop and its representatives regarding the agreements, and the board of directors' fiduciary duties in making a decision to approve transactions of this type. Thereafter, the Company's board of directors, other than Ryan M. Schwarz who was absent, unanimously approved the Common Stock Purchase Agreement and Agreement and Plan of Merger in the form in which it had been presented at the meeting, authorized management to finalize the details of the Agreement and Plan of Merger, and resolved to present the proposals subject to this proxy statement, for adoption by the Company's stockholders at an annual meeting to be called for that purpose.

   Following the board of directors meetings of each Company, the parties and their respective legal representatives worked towards resolving outstanding issues and finalizing the definitive Common Stock Purchase Agreement and Agreement and Plan of Merger.

   The Company and Eyeshop entered into the Agreement and Plan of Merger on May 23, 2001 and the Company and the common stock financing investors closed on the first tranche of shares under the Common Stock Purchase Agreement on May 23, 2001. The Company issued a press release announcing the agreements on the morning of May 23, 2001.

   On May 29, 2001, the Company's current board of directors approved a second common stock financing with individuals and entities associated with Eyeshop consisting of the sale of 6,569,500 shares of Company Common Stock for an aggregate purchase price of $1,313,900. On May 31, 2001, the Company entered into the Second Common Stock Purchase Agreement with individuals and entities associated with Eyeshop.

The Company's Reasons for the Transactions

   The Company's board of directors has determined that the terms of the common stock financings and merger are fair and in the best interests of the Company and its stockholders. Accordingly, the Company's board of directors deems the common stock financings and merger to be advisable, has approved the Common Stock Purchase Agreement, Second Common Stock Purchase Agreement, Agreement and Plan of Merger and the consummation of the merger and recommends that you, in connection with the Common Stock Purchase Agreements and Agreement and Plan of Merger, vote FOR adoption of an amendment to the Company's Certificate of Incorporation to increase the capital stock of the Company.

   In reaching its decision, the Company's board of directors consulted with management of the Company and with its financial and legal advisors, and considered the following material factors:

  .  the acquisition of key industry professionals and a new management team;

  .  the benefits of new, innovative optical software technology;

  . the projected ability of the combined entity to more effectively commercialize the combined company's products and improve the Company profitability;

  . the near term need to raise additional capital to finance operations and to avoid defaults under the Company's financing agreement with Sovereign Bank; and

  .  the lack of other strategic business alternatives for the Company.

   In the course of deliberations, the Company's board of directors reviewed with the Company's management and its financial and legal advisors a number of additional factors relevant to the merger, including the following:

  . historical information concerning Eyeshop's and the Company's respective businesses, financial performance and condition, operations, management and competitive position, including results of operations during the most recent fiscal year and fiscal quarter for each company;

  . management's view of the financial condition, results of operations and businesses of Eyeshop and the Company before and after giving effect to the merger based on management due diligence and the possible synergies between the companies;

  . current financial market conditions and historical market prices and trading information with respect to the Company's Common Stock;

  . the terms of the Agreement and Plan of Merger, including the Company's ability to terminate the Agreement and Plan of Merger, the parties' respective representations, warranties and covenants and the conditions to the parties' respective obligations; and

  . the deterioration of the Company's financial performance in 1999 and 2000 and the resulting need to replace the Company's management team.

   The Company's board of directors considered various alternatives to the merger, including remaining as an independent company and seeking other strategic partners. The Company's board of directors believed that these factors, including its review of the terms of the Common Stock Purchase Agreements and Agreement and Plan of Merger, supported the board of directors' determination as to the advisability of the transactions contemplated by such agreements and its recommendation of those transactions, when viewed together with their risks and potential benefits.

   The Company's board of directors also identified and considered a variety of potentially negative factors in its deliberations concerning the transactions contemplated by the Common Stock Purchase Agreements and the Agreement and Plan of Merger, including, but not limited to:

  . the risk that the potential benefits sought in such transactions might not be fully realized;

  . the risk that despite the efforts of the combined company, key technical and management personnel might choose not to remain employed by the combined company; and

  . the possibility that such transactions might not be completed and the potential adverse effect of the public announcement of such transactions on:

    .  the Company's key relationships;

    . the Company's ability to attract and retain key management, marketing and technical personnel; and

    .  the Company's overall competitive and financial position.

   The Company's board of directors believed that these risks were outweighed by the potential benefits of such transactions. The foregoing discussion is not exhaustive of all factors considered by the Company's board of directors. Each member of the Company's board of directors may have considered different factors, and the Company's board of directors evaluated these factors as a whole and did not quantify or otherwise assign relative weights to factors considered.

Opinion of the Company's Financial Advisor

   During January and February 2001, the Company interviewed investment bankers in the healthcare industry for the purpose of evaluating the fairness of the transactions contemplated by the first Common Stock Purchase Agreement and the Agreement and Plan of Merger, from a financial perspective. In February 2001, the board of directors selected The Woodward Group, Ltd. ("Woodward").

   Woodward reviewed materials supplied by the Company and Eyeshop, and publicly available materials, including financial information regarding comparable, publicly traded companies, merger and acquisition transactions, valuations implied through recent capital raises and the history of the Company's stock price and trading activity.

   Based on these analyses, Woodward rendered its opinion in a letter dated March 20, 2001, and reaffirmed that opinion in a letter on May 16, 2001, that the transactions contemplated by the Common Stock Purchase Agreement and the Agreement and Plan of Merger from a financial perspective are fair to the Company's stockholders.

   Copies of The Woodward Group fairness opinion letter and reaffirmation letter, including the assumptions and statement of limiting conditions contained therein, which should be read in their entirety, are available upon request.

                  THE MERGER AND THE COMMON STOCK FINANCINGS

General Description of the Transactions

   In connection with a proposed merger with Eyeshop, the Company has entered into a Common Stock Purchase Agreement with individuals and entities associated with Eyeshop and has agreed to sell to such individuals and entities an aggregate of five million shares of its Common Stock at a price of $0.20 per share for aggregate proceeds of $1,000,000. Pursuant to the Common Stock Purchase Agreement, on May 23, 2001, the Company issued 1,250,000 shares of its Common Stock for aggregate proceeds of $250,000. Under the proposed merger, Eyeshop Acquisition Corp., a wholly owned subsidiary of the Company, formed under the laws of the state of Delaware will merge into Eyeshop. The surviving corporation in the proposed merger will be Eyeshop and it will become a wholly owned subsidiary of the Company. Simultaneously with the closing of the merger, the Company will issue an additional 3,750,000 shares of its Common Stock for aggregate proceeds of $750,000 to individuals and entities associated with Eyeshop. The merger is expected to close in mid-July. In addition, on May 31, 2001, the Company entered into a Second Common Stock Purchase Agreement with individuals and entities associated with Eyeshop that provides for the issuance of 6,569,500 shares of Company Common Stock for aggregate proceeds of $1,313,900. The Company expects to issue such shares of Company Common Stock following the completion of the merger.

Effective Time of the Merger

   We expect to close the merger in mid-July 2001, subject to customary closing conditions. The merger will be effective upon the filing of appropriate documents with the Secretary of State of Delaware, or a later time that we specify in those documents. We plan to file those documents soon after the Annual Meeting.

Merger Consideration Exchange Ratio

   As a result of the merger, each class of Eyeshop stockholders will receive the following:

  . 4.52 shares of Company Common Stock for each outstanding share of Eyeshop common stock;

  . 9.79 shares of Company Common Stock for each outstanding share of Eyeshop Series A Preferred Stock; and

  . 33.72 shares of Company Common Stock for each outstanding share of Eyeshop Series B Preferred Stock.

  . Each outstanding share of Eyeshop capital stock will also be entitled to receive additional shares of Company Common Stock upon the exercise of options warrants and other rights to receive Company Common Stock held by Company stockholders as of May 23, 2001.

  . Upon the closing of the merger and the first common stock financing, the holders of Eyeshop capital stock and purchasers pursuant to the Common Stock Purchase Agreement will hold approximately 50% of the outstanding capital stock of the Company calculated by adding all outstanding Company Common Stock and Preferred Stock and rights to receive Company Common Stock for a price per share below the market value of Company Common Stock at the close of business on May 23, 2001.

Stockholder Approvals

   For the proposal to amend the Company's Certificate of Incorporation to increase the authorized shares of Company Common Stock from 20,000,000 to 50,000,000, the affirmative vote of a majority of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting and the affirmative vote of the majority of the Company's Common Stock and Preferred Stock voting together, as a class and outstanding and entitled to vote at the Annual Meeting is necessary for approval.

   The affirmative vote of a majority of the outstanding shares of Eyeshop common stock and preferred stock, voting together as a class, is required to approve the merger.

No Fractional Shares

   The Company will not issue fractional shares in the merger. Instead, it will pay cash to each Eyeshop stockholder who otherwise would be entitled to receive a fractional share of Company Common Stock. The cash amount will equal the fractional share number multiplied by the last sale price of the of Company Common Stock on the trading day immediately preceding the date during which the effective time of the merger occurs.

Exchange of Eyeshop Stock Certificates

   Promptly after the effective time of the merger, the Company or the exchange agent will mail the following materials to each person who held shares of Eyeshop capital stock as of the effective time.

  . a letter of transmittal to be used by the holder to surrender certificates and send them to the exchange agent to be exchanged for the merger consideration; and

  . instructions explaining to the holder what to do to effect the exchange of shares of Eyeshop common stock, Eyeshop Series A Preferred Stock and Eyeshop Series B Preferred Stock for the merger consideration.

   If certificates for any class of shares of Eyeshop capital stock have been lost, stolen or destroyed, the holder must submit to the exchange agent appropriate evidence regarding the ownership, loss, theft or destruction of the certificate, an affidavit to that effect, a customary indemnification agreement, and, if reasonably requested, a bond securing performance of the indemnification agreement.

   Eyeshop will honor a request from a person surrendering an Eyeshop common or Eyeshop preferred stock certificate that the Company Common Stock being given in exchange be issued to a person other than the registered holder named on the exchange agent's books so long as the requesting person:

  . submits all documents necessary to evidence and effect the transfer to the new holder; and

  . pays any transfer or other taxes resulting from issuing shares of Company Common Stock to a person other than the registered holder of the Company Common Stock certificate, unless the requesting person satisfactorily establishes to Eyeshop that any tax has been paid or is inapplicable.

   Holders of Eyeshop common stock or preferred stock exchanged for Company Common Stock in the merger will be entitled to receive dividends and other distributions on Company Common Stock (without interest) that are declared or made with a record date after the effective time of the merger. Dividends or other distributions will not be paid to any former holder of Eyeshop common stock or preferred stock, however, until that holder surrenders shares of Eyeshop common stock or Eyeshop preferred stock to the exchange agent.

Treatment of Eyeshop Stock Options

   At the effective time of the merger, each outstanding option to purchase shares of Eyeshop common stock, including those options granted under Eyeshop's 2000 Long-Term Incentive Stock Plan, as amended, (the "Eyeshop Plan"), whether or not exercisable, will be assumed by the Company. Each assumed option will continue to be governed by the same terms and conditions that governed it under the Eyeshop Plan or option certificate or agreement immediately before the effective time of the merger except that:

  . each option will be exercisable for a number of shares of Company Common Stock equal to the number of shares of Eyeshop common stock issuable upon exercise of the option before the merger, multiplied by the exchange ratio of 4.52 and rounded down to the nearest whole number of shares of Company Common Stock;

  . the per share exercise price for the shares of Company Common Stock issuable upon exercise of the assumed option will be equal to the exercise price per share of the Eyeshop option divided by the number of full shares of Company Common Stock deemed purchasable pursuant to such option to purchase shares of Eyeshop; and

  . the vesting of Eyeshop options will be accelerated immediately upon the effective date of the merger.

   On June 1, 2001, options to purchase 579,612 shares of Eyeshop common stock were outstanding. The weighted average exercise price per share of those options was $0.86 per share.

   The Company has agreed to file a registration statement on Form S-8 for the shares of Eyeshop common stock subject to Eyeshop stock options. The Company expects that the registration statement will be effective within a reasonably practicable time after the effective time of the merger.

Regulatory Approvals

   The Company is not aware of any material governmental or regulatory requirements that must be complied with regarding the common stock financing and the merger, other than federal securities laws and the filing of documents describing the principal terms of the Agreement and Plan of Merger with the Secretary of State of Delaware.

Accounting Treatment

   The Company will account for the merger using the purchase method of accounting for a business combination. Under this method of accounting, the assets and liabilities of Eyeshop, including intangible assets, will be recorded at their fair market values. The results of operations and cash flows of Eyeshop will be included in the Company's financial statements following the completion of the merger.

Material United States Federal Income Tax Consequences of the Merger

   The Company and Eyeshop intend the merger to qualify as a tax-free reorganization within the meaning of section 368 of the Internal Revenue Code. If the merger qualifies as a tax-free reorganization, no gain or loss will be recognized by Eyeshop, the Company, the shareholders of the Company or Eyeshop Acquisition Corp. by reason of the merger. Additionally, Eyeshop stockholders will recognize gain or loss on their receipt of any cash in lieu of a fractional share of the Company's Common Stock.

Board of Directors and Executive Officers

   In connection with the initial issuance of Company Common Stock pursuant to the Common Stock Purchase Agreement, on May 23, 2001, the Company accepted the resignation of William T. Sullivan as a director and President and Chief Executive Officer of the Company and of Steven Blinn as a director of the Company. In addition, Christian Callsen resigned as Chairman of the board of directors, but remains a director. The Company appointed E. Dean Butler as Chairman of the board of directors and William Connell as a director. Carene Kunkler was appointed a director and appointed President and Chief Executive Officer of the Company by the board of directors. Craig Risk joined the Company as Senior Vice President and Sandra Likes joined the Company as Vice President, both effective May 23, 2001.

   Pursuant to the terms of the Second Common Stock Purchase Agreement, the Company has agreed to appoint Dino Tabacchi to the board of directors upon the closing of the financing contemplated by such agreement.

Rescission Rights

   If the Agreement and Plan of Merger is terminated by Eyeshop due to (i) the failure of the Company to obtain the requisite vote of its shareholders to increase its authorized Common Stock, (ii) the board of directors of the Company having withdrawn or modified its recommendation to the stockholders to approve such increase in authorized Common Stock in a manner adverse to Eyeshop, (iii) the board of directors of the Company having approved another acquisition proposal in the best interests of the Company, or (iv) the knowing or willful breach by the Company of its representations and warranties that has not been cured after 30 days written notice to the Company, then each purchaser of the Company's Common Stock pursuant to the Common Stock Purchase Agreement will have the option to exercise a right to rescind the purchase of the shares purchased by such purchaser by providing the Company with written notice exercising such rescission right along with the original share certificate evidencing the purchased shares.

Termination Rights

The Agreement and Plan of Merger may be terminated at any time before the completion of the merger:

  . by mutual written consent duly authorized by the boards of directors of the Company and Eyeshop;

  . by either the Company or Eyeshop, if the merger shall not have been consummated on or before September 30, 2001; provided, that the right to terminate the Agreement and Plan of Merger in such a manner will not be available to any party whose willful failure to fulfill any material obligation under the Agreement and Plan of Merger has been the cause of, or resulted in, the failure of the merger to have been completed on or before such date;

  . by either the Company or Eyeshop, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other final and non-appealable action, which prohibits the merger;

  . by the Company, if, at the meeting of Eyeshop stockholders, the requisite vote of the Eyeshop stockholders to authorize the merger is not obtained;

  . by Eyeshop, if, at the meeting of the Company stockholders, the requisite vote of the Company stockholders to adopt the amendment to the Company's certificate of incorporation to increase its authorized capital stock is not obtained;

  . by the Company, if the board of directors of Eyeshop withdraws or modifies in a manner adverse to the Company its determination to recommend that the holders of Eyeshop capital stock approve the Agreement and Plan of Merger and the transactions contemplated by it;

  . by Eyeshop, if the board of directors of the Company withdraws or modifies in a manner adverse to Eyeshop its determination to recommend that the holders of the Company's capital stock approve the amendment to the Company's certificate of incorporation;

  . by Eyeshop, if an acquisition proposal has been made to the Company and the Company's board of directors determines that such termination is in the best interests of the holders of Company Common Stock and Preferred Stock;

  . by the Company, if neither the Company nor Eyeshop Acquisition Corp., its wholly owned subsidiary, is in material breach of its obligations under the Agreement and Plan of Merger, and if (i) there has been a breach at any time by Eyeshop of any of its representations and warranties or (ii) there has been the willful breach on the part of Eyeshop of any of its covenants or agreements contained in the Agreement and Plan of Merger, and, in both case (i) and case (ii), such breach (if curable) has not been cured within 30 days after written notice to Eyeshop;

  . by Eyeshop, if it is not in material breach of its obligations under the Agreement and Plan of Merger, and if (i) there has been a breach at any time by the Company or Eyeshop Acquisition Corp. of any of their respective representations and warranties, or (ii) there has been the willful breach on the part of the Company or Eyeshop Acquisition Corp. of any of their respective covenants or agreements contained in the Agreement and Plan of Merger, and, in both case (i) and case (ii), such breach (if curable) has not been cured within 30 days after written notice to the Company and Eyeshop Acquisition Corp.; or

  . by Eyeshop, if any person or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), other than Eyeshop or any of its affiliates, shall have become the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of shares of Company Common Stock and/or Preferred Stock representing 20% or more of the voting power of all classes of capital stock of the Company (excluding shares of Company Common Stock to be issued pursuant to the Agreement and Plan of Merger and shares of Company Common Stock issued pursuant to the Common Stock Purchase Agreement).

Merger Termination Fees and Expenses

   The Company will pay Eyeshop a fee of $50,000 and the expenses of Eyeshop if the Agreement and Plan of Merger is terminated due to (i) the failure of the Company to obtain the requisite vote of its shareholders to increase its authorized Common Stock, (ii) the board of directors of the Company having withdrawn or modified its recommendation to the stockholders to approve such increase in authorized Common Stock in a manner adverse to Eyeshop, (iii) the board of directors of the Company having approved another acquisition proposal in the best interests of the Company or (iv) the knowing or willful breach by the Company of its representations and warranties that has not been cured after 30 days written notice to the Company. Furthermore, the Company shall pay Eyeshop an additional fee of $175,000 if the Agreement and Plan of Merger is terminated for the reasons stated in the preceding sentence and within 365 days after termination the Company merges with another entity, sells all or substantially all of its assets or engages in a tender offer, each for consideration greater than $.30 per share of Company Common Stock.

   Eyeshop will pay the Company's expenses if the Agreement and Plan of Merger is terminated due to (i) the failure of Eyeshop to obtain the requisite vote of its shareholders to approve the merger (ii) the board of directors of Eyeshop having withdrawn or modified its recommendation to the stockholders to approve the merger in a manner adverse to the Company, and (iii) the knowing or willful breach by Eyeshop of its representations and warranties that has not been cured after 30 days written notice to the Company. Furthermore, Eyeshop shall pay the Company a fee of $175,000 if the agreement and plan of merger is terminated for the reasons stated in the preceding sentence and within 365 days after termination Eyeshop merges with another entity, sells all or substantially all of its assets or engages in a tender offer, each for consideration greater than $2.60 per share of Eyeshop common stock.

No Solicitation Provisions

   The Agreement and Plan of Merger contains provisions prohibiting the Company and Eyeshop from seeking an alternative transaction. These "no solicitation" provisions prohibit the Company and Eyeshop, as well as their respective officers, directors and representatives from taking any action to solicit an acquisition proposal regarding their respective businesses, from providing information to any person or entity regarding an acquisition proposal or to initiate negotiations with respect to an acquisition proposal. Each of the Company and Eyeshop has agreed to inform the other of any inquiry it receives relating to an alternative transaction.

   The Agreement and Plan of Merger does not, however, prohibit the parties or their respective boards of directors from considering an unsolicited proposal and from providing information to a person or entity or engaging in discussions with respect to such an unsolicited acquisition proposal.

Conditions to Closings

   In addition to customary closing conditions, the Company must satisfy the following closing conditions before completing the sales of its Common Stock and the merger:

  . an Amended and Restated Third Modification Agreement with Sovereign Bank shall be in full force and effect;

  . certain agreements with the holders of the Company's Preferred Stock shall be in full force and effect;

  . the stockholders of Eyeshop shall have adopted the Agreement and Plan of Merger and the merger shall have become effective to complete the sales of Company Common Stock;

  . the Securities and Exchange Commission shall not have issued a stop order suspending the clearance of this proxy statement and no proceedings for that purpose shall have been initiated; and

  . the sales of Company Common Stock described above must have been completed.

Voting Agreements

   In order to induce Eyeshop to enter into the Agreement and Plan of Merger with the Company and to induce the Company's stockholders to approve the amendment to the Company's Certificate of Incorporation, the following stockholders, which together owned approximately 38% of the Company Common Stock and Preferred Stock outstanding and entitled to vote as of the record date, have entered into stockholder voting agreements with Eyeshop:

  . Members of the Company's board of directors--Christian E. Callsen; William G. McLendon; and Russell Taskey.

  .  Executive officers of the Company--James W. Norton;

  . Members of the Company's board of directors as of the date of the approval of the Agreement and Plan of Merger and Common Stock Purchase Agreement--William T. Sullivan and Steven Blinn;

  . The purchasers of Company Common Stock pursuant to the Common Stock Purchase Agreement; and

  . Affiliates of the Company--Carlyle Venture Partners, L.P., Carlyle U.S. Venture Partners, L.P., Carlyle Venture Coinvestment, L.L.C. and C/S Venture Investors, L.P.

   These stockholders have agreed to vote in favor of the proposal to amend the Company's Certificate of Incorporation and have granted to Eyeshop an irrevocable proxy to vote their Common Stock and Preferred Stock, as applicable. These stockholders have also agreed not to transfer their shares before the completion of the merger, subject to certain exceptions.

Restrictions on Sales of Company Common Stock

   Until two years after the merger closing, each purchaser under the Common Stock Purchase Agreement and each former Eyeshop stockholder agrees not to transfer shares of Company Common Stock received by them pursuant to the applicable transaction agreement unless:

  . the transfer is to an affiliate of the purchaser who also agrees to be bound by the terms of the applicable transaction agreement;

  . the transfer occurs simultaneously with or after a merger of the Company or the sale of all or substantially all of the assets of the Company;

  . the transfer occurs after the closing of a firm commitment underwritten public offering pursuant to an effective registration statement of the Company's Common Stock with net proceeds of at least $15,000,000; or

  . the transfer is equal to or less than fifteen percent of the shares received by such stockholder.

   In addition, during the period of time between two years and three years after the completion of the merger, Carene Kunkler, E. Dean Butler, Sandra Likes and Craig Risk, have each agreed not to transfer more than forty-five percent of the shares of Company Common Stock acquired by each of them pursuant to the Agreement and Plan of Merger, subject to the exceptions stated above.

Registration Rights

   At or prior to the completion of the merger, the parties to the Common Stock Purchase Agreement, the Second Common Stock Purchase Agreement and the Agreement and Plan of Merger will enter into a Registration Rights Agreement which provides that beginning two years after the completion of the merger, the parties will have the following rights to register the shares of Company Common Stock acquired by them with the SEC:

  . on two occasions to demand that the Company register such shares of Company Common Stock, as long as at least twelve months elapses between each demand;

  . unlimited rights to request registration of such shares of Company Common Stock when we propose to register shares of Company Common Stock, subject to underwriter cutbacks; and

  . unlimited rights to request that we register such shares of Company Common Stock on Form S-3 (or an equivalent Form) as long as the reasonably anticipated price to the public would be at least $1,000,000.

   In addition, during the period of time between two years and three years after the merger closing, Carene Kunkler, E. Dean Butler, Craig Risk and Sandra Likes, have each agreed not to register more than forty-five percent of the shares of Company Common Stock acquired by each of them pursuant to the Agreement and Plan of Merger.

                                 PROPOSAL ONE
                      INCREASE IN AUTHORIZED COMMON STOCK

General

   On May 17, 2001, the Company's board of directors determined that it is advisable to increase the authorized Common Stock of the Company from 20,000,000 shares to 50,000,000 shares and voted to recommend that the Stockholders adopt an amendment to the Company's Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Annex D.

   As of June 11, 2001,     shares of Common Stock were issued and outstanding
(excluding treasury shares) and an additional 2,832,227 shares were reserved for issuance upon the conversion of existing securities and exercise of warrants and options granted or to be granted under the Company's Option Plan.
Accordingly, a total of     shares of Common Stock are available for future
issuance.

   On May 23, 2001, the Company entered into a Common Stock Purchase Agreement with certain individuals and entities associated with Eyeshop which provides for the issuance of 5,000,000 shares of its Common Stock at a price per share of $0.20 to be conducted in two separate closings, for aggregate proceeds of $1,000,000. The Company issued 1,250,000 shares of its Common Stock for an aggregate purchase price of $250,000 in the first closing on May 23, 2001. The second closing, in which the balance of the shares are to be issued for an aggregate purchase price of $750,000, is expected to occur upon the closing of the merger described below.

   Contemporaneously with the execution of the Common Stock Purchase Agreement, the Company and a wholly owned subsidiary of the Company entered into an Agreement and Plan of Merger with Eyeshop whereby Eyeshop will become a wholly owned subsidiary of the Company in exchange for the issuance of shares of Company Common Stock to the shareholders of Eyeshop. Under the terms of the merger, which is subject to Eyeshop shareholder approval, Eyeshop common stockholders will receive 4.52 shares of Company Common Stock for each share of outstanding Eyeshop common stock, Eyeshop Series A Preferred stockholders will receive 9.79 shares of Company Common Stock for each share of outstanding Eyeshop Series A Preferred stock and Eyeshop Series B Preferred stockholders will receive 33.72 shares of Company Common Stock for each share of outstanding Eyeshop Series B Preferred stock. In addition, the merger is expected to close in mid-July 2001. Each outstanding share of Eyeshop capital stock will also be entitled to receive additional shares of

Company Common Stock upon the exercise of certain stock rights held by Company stockholders as of May 23, 2001. The amount of such additional shares shall be calculated in proportion to the applicable merger exchange ratio so that, upon the closing of the merger, the holders of Eyeshop capital stock and purchasers pursuant to the Common Stock Purchase Agreement will hold approximately 50% of the outstanding Capital Stock of the Company calculated by adding all outstanding Company Common Stock and Preferred Stock and rights to receive Company Common Stock for a price per share below the market value of Company Common Stock at the close of business on May 23, 2001. The Company will issue approximately 9,063,758 shares of Common Stock upon the completion of the merger.

   On May 31, 2001, the Company entered into the Second Common Stock Purchase Agreement with certain individuals and entities associated with Eyeshop which provides for the issuance of 6,569,500 shares of its Common Stock at a price per share of $0.20 for aggregate proceeds of $1,313,900. The closing of the transaction contemplated by the Second Common Stock Purchase Agreement is expected to occur following the closing of the merger described above.

   The currently available unissued shares are not sufficient to permit the Company to consummate the proposed common stock financings and merger. A vote against the increase in share capital may prevent the consummation of the merger and common stock financings. The increase in share capital will provide the Company with the flexibility in funding future capital needs by making additional Common Stock shares available. The increase in share capital will make available a sufficient number of authorized shares of Common Stock for future issuances, including stock splits, stock dividends, financing, corporate mergers, acquisitions, use in employee benefit plans or other corporate purposes.

   No further authorization by vote of the stockholders will be solicited for the issuance of the additional shares of Common Stock proposed to be authorized, except as might be required by law, regulatory authorities or rules of any stock exchange on which the Company's shares may then be listed. The issuance of additional shares of Company Common Stock will have the effect of diluting existing stockholder voting power and could have the effect of diluting existing stockholder earnings per share and book value per share. The stockholders of the Company do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of the Company's securities.

Vote required

   The affirmative vote of a majority of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting and the affirmative vote of a majority of the Company's Common Stock and Preferred Stock voting together, as a class, and outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to the Company's Certificate of Incorporation to effect the proposed increase in its authorized shares of Common Stock.

Board Recommendation

   THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF IT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 PROPOSAL TWO
                   AMENDMENT TO THE COMPANY'S 1992 EMPLOYEE,
                   DIRECTOR AND CONSULTANT STOCK OPTION PLAN

General

   The Company's board of directors and the Stockholders approved the Employee, Director and Consultant Stock Option Plan (the "Option Plan") in 1992 and the Company's stockholders approved the Option Plan in 1993. A total of 170,000 shares of Common Stock were initially reserved for issuance under the Option Plan. The Option Plan may be amended by the board of directors or the Compensation Committee of the board of directors (the "Compensation Committee"), provided that any amendment approved by the board of directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such Stockholder approval.

   On May 18, 1994, October 1, 1993, March 4, 1994, March 5, 1996 and February 16, 1999, the Compensation Committee voted to approve amendments to the Option Plan to increase by 155,000, 175,000, 500,000, 500,000 and 350,000 shares, respectively, the aggregate number of shares of Common Stock for which stock options may be granted under the Option Plan. On December 9, 1999, the board of directors voted to approve a further amendment to the Option Plan to increase by an additional 50,000 shares to 400,000 the maximum number of shares of Common Stock for which stock options may be granted to any Participant in any consecutive three-year period under the Option Plan.

   The board of directors has voted to approve an amendment to the Option Plan to increase by 4,650,000 shares to 6,500,000 shares the aggregate number of shares of Common Stock for which stock options may be granted under the Option Plan. In addition, the board of directors believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants.

Material Features of the Option Plan

   The purpose of the Option Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The Plan is administered by the Compensation Committee. Subject to the provisions of the Option Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Option Plan. All employees, directors and consultants of the Company and its affiliates (approximately 835 people) are eligible to participate in the Option Plan.

   Options granted under the Option Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options. Incentive stock options may be granted under the Option Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates. The Plan provides for a grant immediately following each Annual Meeting to each non-employee director of a non-qualified stock option, which vests 50% in one year, to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such grant date, provided that on such date the director has been in the continued and uninterrupted services of the Company as a director for a period of at least one year.

   The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the Option Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Incentive stock options granted under the Option Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company.

   An option granted under the Option Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.

   An incentive stock option granted under the Option Plan may, at the Compensation Committee's discretion, be exercised after the termination of the option holder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Option Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Compensation Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Compensation Committee shall determine. In the event of the option holder's death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the option holder or the option holder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the option holder's death or disability. Generally, in the event of the option holder's termination for cause, all outstanding and unexercised options are forfeited.

   If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the Option Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Compensation Committee or the board of directors of any entity assuming the obligations of the Company under the Option Plan (the "Successor Board"), shall, as to outstanding options under the Option Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Option Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

   The Option Plan may be amended by the Stockholders of the Company. The Option Plan may also be amended by the board of directors or the Compensation Committee, provided that any amendment approved by the board of directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such Stockholder approval.

   As of December 30, 2000, an aggregate of 847,281 shares had been issued upon the exercise of options or are issuable upon the exercise of options outstanding under the Option Plan. On May 31, 2001, the closing market price per share of the Company's Common Stock was $0.33, as reported by the Over-The-Counter Bulletin Board.

   Certain options granted pursuant to the Option Plan to James Norton may be subject to immediate vesting upon the event of a change in control of the Company, as defined in their option agreements with the Company. Changes in control triggering immediate vesting of options may include (i) a person's becoming the beneficial owner of 25% or more of the outstanding Common Stock of the Company, or (ii) the merger, consolidation, liquidation or sale of substantially all of the Company's assets. Currently, 99,999 options granted under the Option Plan are subject to a change of control provision.

Federal Income Tax Considerations

   The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the Option Plan.

   Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includable in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

   Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

New Plan Benefits

   The following table shows the total number of stock option grants that will be made under the Option Plan to the identified individuals and groups. Pursuant to the terms of the Option Plan, it is presently determinable that the following options will be granted by the Company under the Option Plan.

                            NEW PLAN BENEFITS TABLE

           1992 Employee, Director and Consultant Stock Option Plan

Name and Position                                                Number of Units
-----------------                                                ---------------
Carene Kunkler, President and Chief Executive Officer(1)........        -0-
William T. Sullivan(1)..........................................        -0-
James W. Norton.................................................        -0-
Current Executive Officers......................................        -0-
Non-Executive Directors.........................................     20,000
Non-Executive Officer Employees(2)..............................        -0-

--------
(1) William Sullivan resigned as President and Chief Executive Officer of the Company, effective May 23, 2001. On May 23, 2001, Carene Kunkler joined the Company as President and Chief Executive Officer.
(2) The benefits or amounts that will be received by or allocated to the non-executive officer employee group are not determinable at this time. In 2000, the Company granted no options to this group.

Vote Required

   The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the increase in the aggregate number of shares of Common Stock available under the Option Plan.

Board Recommendation

   THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO INCREASE BY 4,650,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE OPTION PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                PROPOSAL THREE
                   AMENDMENT TO THE COMPANY'S 1992 EMPLOYEE,
                   DIRECTOR AND CONSULTANT STOCK OPTION PLAN

   On June 1, 2001, the Company's board of directors voted to approve a further amendment to the Option Plan to increase by an additional 1,850,000 shares to 2,250,000 shares the maximum number of shares of Common Stock for which stock options may be granted to any participant in any consecutive three-year period under the Option Plan.

   This amendment is being submitted for Stockholder approval at the Annual Meeting to ensure continued qualification of the Option Plan under Rule 16b-3 under the Securities Exchange Act of 1934. The board of directors believes that the increase in the maximum number of shares for which stock options may be granted to any participant in any consecutive three-year period under the Option Plan is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants. All employees and consultants of the Company and the members of the board of directors are eligible to participate in the Option Plan.

   For a discussion of the material features of the Option Plan and the New Plan Benefits table, you should read Proposal Two of the this proxy statement beginning on page 48.

Vote Required

   The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the increase in the maximum number of shares of Common Stock for which options may be granted to any participant under the Option Plan in any consecutive three-year period.

Board Recommendation

   THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE OPTION PLAN TO INCREASE BY 1,850,000 SHARES TO 2,250,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED TO ANY PARTICIPANT IN ANY CONSECUTIVE THREE-YEAR PERIOD UNDER THE OPTION PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 PROPOSAL FOUR
                             ELECTION OF DIRECTORS

   The Company's Certificate of Incorporation provides for a classified board of directors, consisting of three classes of directors, with each class to be as nearly equal in number as is reasonably possible. The Company has designated two Class A Directors (Ms. Kunkler and Mr. Schwarz), three Class B Directors (Mr. Butler, Mr. Callsen and Mr. Taskey) and two Class C Directors (Mr. Connell and Mr. McLendon). The Class B Directors constitute a class with a term that expires at the Annual Meeting. The Class C and Class A Directors will serve until the annual meetings of stockholders to be held in 2002 and 2003, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

   Pursuant to the Company's by-laws, the board of directors on May 17, 2001 voted (i) to fix the board of directors at nine members and (ii) to nominate Mr. Butler, Mr. Callsen and Mr. Taskey for election at the Meeting for a term of three years to serve until the annual meeting of stockholders in the year 2004, and until their respective successors are elected and qualified. The Class C directors (Mr. Connell and Mr. McLendon) and the Class A directors (Ms. Kunkler and Mr. Schwarz) will serve until the Annual Meetings of Stockholders to be held in 2002 and 2003, respectively, and until their respective successors have been elected and qualified. The board of directors will consist of seven members, effective July 13, 2001, and eight members upon the appointment of Mr. Dino Tabacchi as a director pursuant to the terms of the Second Common Stock Purchase Agreement.

   Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in his place. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve.

Vote Required

   A plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each nominee as a director.

Board Recommendation

   THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. BUTLER, MR. CALLSEN AND MR. TASKEY AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 PROPOSAL FIVE
                        INDEPENDENT PUBLIC ACCOUNTANTS

   The board of directors has appointed KPMG LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 29, 2001. The board of directors proposes that the Stockholders ratify this appointment. KPMG LLP audited the Company's financial statements for the fiscal year ended December 30, 2000. The Company expects that representatives of KPMG LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

   The Company paid KPMG LLP a total of $125,000 for their audit of the Company's annual financial statements for the fiscal year ended December 30, 2000 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year.

Financial Information System Design and Implementation

   KPMG LLP did not provide the Company with any professional services with respect to financial information systems design and implementation for the fiscal year ended December 30, 2000.

All Other Fees

   During the Company's fiscal year ended December 30, 2000, the Company paid KPMG LLP a total of $48,700 to KPMG LLP for other professional services, including an audit of the Company's employee benefit plans and tax services.

   The Audit Committee has considered whether the provision of the services described above under the caption(s) All Other Fees is compatible with maintaining KPMG LLP's independence.

   In the event that ratification of the appointment of KPMG LLP as the independent public accountants for the Company is not obtained at the Meeting, the board of directors will reconsider its appointment.

Vote Required

   The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to ratify the appointment of the independent public accountants.

Board Recommendation

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                SHARE OWNERSHIP

   The following table sets forth (A) certain information regarding the beneficial ownership of shares of the Company's Common Stock and shares of the Company's Preferred Stock, in each case as of May 31, 2001 by (i) each Stockholder known by the Company to own beneficially 5% or more of its outstanding shares of Common Stock, (ii) each current director of the Company,
(iii) each nominee for the Board of Directors who is not currently serving on the Board, (iv) each named executive officer (as defined below) of the Company, and (v) all directors and executive officers of the Company as a group and (B) certain pro forma information regarding the number of shares of the Company's Common Stock and shares of the Company's Preferred Stock, in each case upon the closings contemplated by the Agreement and Plan of Merger with Eyeshop and the common stock purchase agreements with individuals and entities associated with Eyeshop (the "Effective Date"), that will be owned by each beneficial owner listed below:

                                                                             Pro Forma          Pro Forma
                                       Common Stock     Preferred Stock     Common Stock     Preferred Stock
                                          Shares            Shares             Shares            Shares
                                       Beneficially      Beneficially       Beneficially      Beneficially
                                         Owned(1)          Owned(1)           Owned(2)          Owned(2)
                                     ----------------- ----------------- ------------------ -----------------
Name and Address** of Beneficial
Owner                                 Number   Percent  Number   Percent   Number   Percent  Number   Percent
--------------------------------     --------- ------- --------- ------- ---------- ------- --------- -------
Dengar L.P.(3).....................          0     *           0   --     2,755,184   8.1%          0   --
 Route De Lausanne 140
 Nyon 1260, Switzerland
Carlyle Venture Partners, L.P.(4)..  1,776,558  14.2%  1,452,119   100%   5,860,614  16.3%  1,452,119   100%
 1001 Pennsylvania Avenue, N.W.
 Suite 220 South Washington, D.C.
 20004
E. Dean Butler(3)(5)...............          0   --            0   --     4,403,050  12.9%          0   --
 Mere Hall Broughton Green
 Droitwich Spa Worcestshire WR9
 7EE, England
Ryan M. Schwarz(4).................  1,776,558  14.2%  1,452,119   100%   5,860,614  16.3%  1,452,119   100%
Excalibur Investments B.V.(6)......    689,123   6.4%          0   --     7,807,690  23.0%          0   --
 Leidseplein 98 1017 PP Amsterdam
 Postbus 782 1000 AT Amsterdam
Dino Tabacchi(6)...................          0   --            0   --     7,807,690  23.0%          0   --
William G. McLendon(7).............    393,395   3.6%          0   --       393,395   1.2%          0   --
William T. Sullivan(8).............    242,990   2.2%          0   --       242,990     *           0   --
Carene S. Kunkler(9)...............          0   --            0   --       242,281     *           0   --
Russell E. Taskey(10)..............     47,234     *           0   --        47,234     *           0   --
William Connell(11)................          0   --            0   --       221,440     *           0   --
James W. Norton(12)................     85,000     *           0   --        85,000     *           0   --
Christian E. Callsen(13)...........      4,500     *           0   --         4,500     *           0   --
Craig Risk(14).....................        --    --          --
All Directors and executive          2,306,687  18.2%          0   --    19,307,485  52.3%          0   --
 officers as a group (12
 persons)(15)......................

--------
  * Represents beneficial ownership of less than 1% of the Company's Common
    Stock.
 ** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock.
 (1) The number of shares of Common Stock issued and outstanding on May 31, 2001 was 10,749,552 and the number of shares of Preferred Stock issued and outstanding on May 31, 2001 was 1,452,119. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock and Preferred Stock issued and outstanding at May 31, 2001 plus shares of Common Stock subject to options held by such person at May 31, 2001 and exercisable within 60 days thereafter and shares underlying redeemable common stock purchase warrants (the "Warrants"), warrants issued to investors (the "Investor Warrants"), shares of Preferred Stock held by such person and rights to receive dividends in the form of Common Stock held by such person. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.
 (2) The pro forma number of shares of Common Stock issued and outstanding on the Effective Date will be approximately 33,992,991 and the pro forma number of shares of Preferred Stock issued and outstanding on the Effective Date will be approximately 1,452,119 (which are convertible into 3,176,511 shares of Common Stock). The pro forma calculation of percentage ownership for each listed beneficial owner is based upon the approximate number of shares of Common Stock and Preferred Stock, as if converted into Common Stock, that will be issued and outstanding on the Effective Date plus shares of Common Stock subject to options held by such person on the Effective Date and will be exercisable within 60 days thereafter and shares underlying redeemable common stock purchase warrants (the "Warrants"), warrants issued to investors (the "Investor Warrants"), shares of Preferred Stock held by such person and rights to receive dividends in the form of Common Stock held by such person. The persons and entities named in the table will have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.
 (3) Pro forma Common Stock includes 609,554 shares of Eyeshop Common Stock that will be exchanged for 2,755,184 shares of the Company's Common Stock on the Effective Date. Mr. E. Dean Butler is a General Partner of Dengar L.P. Mr. Butler may be deemed to share beneficial ownership of shares owned by Dengar L.P., but Mr. Butler disclaims any such beneficial ownership.
 (4) Includes 1,253,472 shares of Common Stock issuable upon conversion of 1,024,560 shares of Preferred Stock and upon exercise of 204,912 Investor Warrants, after adjustment for anti-dilution rights, issued to Carlyle Venture Partners, L.P. ("CVP"), whose general partner is TCG Ventures, Ltd. ("Ventures Ltd."). The sole shareholder of Ventures Ltd. is TCG Ventures, L.L.C. ("Ventures LLC"). Mr. Ryan M. Schwarz is a Principal of The Carlyle Group. Mr. Schwarz may be deemed to share beneficial ownership of shares owned by CVP, but Mr. Schwarz disclaims any such beneficial ownership. Also includes an aggregate of 523,086 shares of Common Stock issuable upon conversion of 427,559 shares of Preferred Stock and upon exercise of 85,512 Investor Warrants, after adjustment for anti-dilution rights, held by affiliates of CVP: C/S Venture Investors, L.P. ("C/S"), whose general partner is Ventures Ltd.; Carlyle U.S. Venture Partners, L.P. ("CUS") and Carlyle Venture Coinvestment, L.L.C. ("CVC"), whose general partner and managing member, respectively, is Ventures LLC. Mr. Schwarz may be deemed to share beneficial ownership of shares owned by C/S, CUS and CVC, but Mr. Schwarz disclaims any such beneficial ownership. Pro forma Common Stock includes 2,947,092 shares of Common Stock issuable upon conversion of 1,024,560 shares of Preferred Stock and upon exercise of 204,912 Investor Warrants, after adjustment for anti-dilution rights, issued to CVP. Pro forma Common Stock also includes an aggregate of 1,229,852 shares of Common Stock issuable upon conversion of 427,559 shares of Preferred Stock and upon exercise of 85,512 Investor Warrants, after adjustment for anti-dilution rights, held by C/S, CUS and CVC. Pro forma Common Stock also includes 1,000,000 shares of Common Stock upon the exercise of a Warrant expected to be issued to CVP and an aggregate of 683,670 shares of Common Stock that the Company has agreed to issue to satisfy dividend obligations on the Preferred Stock. Mr. Schwarz may be deemed to share beneficial ownership of shares owned by C/S, CUS and CVC, but Mr. Schwarz disclaims any such beneficial ownership. Mr. Schwarz's address is the same as the address for CVP.
 (5) Pro forma Common Stock includes 41,684 shares of Eyeshop Series B Preferred Stock owned by a third party that will be exchanged for 1,405,585 shares of the Company's Common Stock on the Effective Date. E. Dean Butler is the proxyholder of the Eyeshop Series B Preferred Stock owned by a third party. Mr. Butler may be deemed to share beneficial ownership of shares owned by such third party, but Mr. Butler disclaims any such beneficial ownership. Pro forma Common Stock also includes 53,602 shares of Eyeshop Common Stock issuable upon the exercise of Eyeshop stock options that will be exchanged for 242,281 shares of the Company's Common Stock issuable upon exercise of Company stock options within 60 days after the Effective Date. Mr. Butler has been appointed to serve as a Class B director effective on May 23, 2001 and has been appointed the Chairman of the Board of Directors.
 (6) Includes 551,298 shares of Common Stock purchased by Excalibur Investments B.V. ("Excalibur") and 137,825 shares of Common Stock purchased by Euro Ventures Equity Holding B.V. ("Euro Ventures"), a wholly owned subsidiary of Excalibur, on May 23, 2001 pursuant to the Common Stock Purchase Agreement. Pro forma Common Stock includes 1,653,895 shares that will be purchased by Excalibur and 413,474 shares that will be purchased by Euro Ventures pursuant to the Common Stock Purchase Agreement. In addition, pro forma Common Stock includes 3,794,807 shares that will be purchased by Excalibur and 948,701 shares that will be purchased by Euro Ventures pursuant to the Second Common Stock Purchase Agreement. Pro forma Common Stock also includes 31,429 shares of Eyeshop Series A Preferred Stock owned by Euro Ventures which will be exchanged for 307,690 shares of Company Common Stock. Mr. Tabacchi, who will be appointed a director of the Company pursuant to the Second Common Stock Purchase Agreement is the majority shareholder of Edec Holdings s.r.l ("Edec"). Excalibur is a wholly owned subsidiary of Edec. Mr. Tabacchi may be deemed to share beneficial ownership of shares owned by Excalibur, but Mr. Tabacchi disclaims any such beneficial ownership. Mr. Tabacchi's address is the same as the address for Excalibur.
 (7) Includes 62,500 shares of Common Stock issuable upon exercise of stock options within 60 days after May 31, 2001. Also includes, 23,000 shares of Common Stock held by a member of Mr. McLendon's immediate family of which Mr. McLendon disclaims beneficial ownership.
 (8) Includes 100,000 shares of Common Stock issuable upon exercise of stock options within 60 days after May 31, 2001. Mr. Sullivan has resigned his positions as President and Chief Executive Officer and Class B director of the Company, effective May 23, 2001.
 (9) Pro forma share amounts include 53,602 shares of Eyeshop Common Stock issuable upon the exercise of Eyeshop stock options that will be exchanged for 242,281 shares of Company Common Stock issuable upon exercise of Company stock options within 60 days after the Effective Date. Ms. Kunkler has been appointed as President, Chief Executive Officer of the Company and to serve as a Class A director, effective on May 23, 2001.
(10) Includes 28,334 shares of Common Stock issuable upon exercise of stock options within 60 days after May 31, 2001.
(11) Pro forma Common Stock includes 22,619 shares of Eyeshop Series A Preferred Stock that will be exchanged for 221,440 shares of Company Common Stock on the Effective Date. Mr. Connell has been appointed to serve as a Class C director, effective on May 23, 2001.
(12) Includes 85,000 shares of Common Stock issuable upon exercise of stock options within 60 days after May 31, 2001.
(13) Includes 2,500 shares issuable upon exercise of stock options within 60 days after May 31, 2001. Mr. Callsen has resigned his position as Chairman of the Board of Directors but remained as a Class B director of the Company, effective May 23, 2001.
(14) Mr. Risk joined the Company as Senior Vice President, effective May 23,
     2001.
(15) Includes 178,334 shares of Common Stock issuable upon exercise of stock options within 60 days after May 31, 2001. Also includes 1,482,530 shares of Common Stock issuable upon conversion of 1,452,119 shares of Preferred Stock, after adjustment for anti-dilution rights, and 294,028 shares of Common Stock issuable upon the exercise of 290,423 Investor Warrants, after adjustment for anti-dilution rights. Pro forma Common Stock includes 160,806 shares of Eyeshop Common Stock issuable upon the exercise of Eyeshop stock options that will be exchanged for 726,843 shares of Company Common Stock issuable upon exercise of Company stock options within 60 days after the Effective Date plus the 178,334 shares of Common Stock issuable upon exercise of Company stock options within 60 days after May 31, 2001. Pro forma Common Stock also includes an aggregate of 2,000,433 shares of Common Stock issuable upon the exercise of a Warrant and Investor Warrants, after adjustment for anti-dilution rights.

                                  MANAGEMENT

Directors

   The Company's Certificate of Incorporation provides for a classified board of directors, consisting of three classes of directors, with each class to be as nearly equal in number as is reasonably possible. The Company has designated two Class A Directors (Ms. Kunkler and Mr. Schwarz), three Class B Directors (Mr. Butler, Mr. Callsen and Mr. Taskey) and two Class C Directors (Mr. Connell and Mr. McLendon). The Class B Directors constitute a class with a term that expires at the Annual Meeting. The Class C and Class A Directors will serve until the annual meetings of stockholders to be held in 2002 and 2003, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

   Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

Name                         Age            Position with the Company
----                         ---            -------------------------
E. Dean Butler..............  56 Chairman of the Board of Directors
Carene S. Kunkler...........  44 President, Chief Executive Officer and Director
Christian E. Callsen........  63 Director
William G. McLendon.........  49 Director
Ryan M. Schwarz.............  34 Director
William Connell.............  61 Director
Russell Taskey..............  67 Director

   E. Dean Butler has been a Director of the Company since May 2001 and serves as Chairman of the Company. Mr. Butler has served as the Chairman of eyeshop.com inc., a private optical concept company, since 1999. Mr. Butler served as Chairman of Vision Express (UK) Limited Group, an optical retailer, which he created, from 1988 until 1997. Mr. Butler established LensCrafters, Inc., an optical retail company, in 1983, sold the company to United States Shoe Corp. in 1984 and remained Chief Executive Officer of LensCrafters, Inc. until 1987. Prior thereto, Mr. Butler held several different positions in the advertising and marketing division of The Procter & Gamble Company from 1969 to 1983. Mr. Butler is a Director of 1-800 CONTACTS, Inc., a Utah-based contact lens retailer.

   Carene Kunkler has been a Director of the Company since May 2001 and serves as the President and Chief Executive Officer of the Company. Ms. Kunkler has served as Chief Executive Officer of eyeshop.com USA, inc. since its inception in 2000. She served in the following positions at LensCrafters, Inc., an optical retail company, from 1987 to 2000: Vice President, Sun Category; Vice President of Product Supply; Associate General Manager of Stores; and Senior Marketing Director. Prior thereto, Ms. Kunkler served in the advertising and marketing division of The Procter & Gamble Company from 1979 to 1987.

   Christian E. Callsen has been a Director of the Company since May 1999 and served as Chairman of the Company from October 2000 until May 2001. Mr. Callsen has served as President and Chief Executive Officer of Polymer Concepts, Incorporated, formerly known as Allen Medical Systems, a private Cleveland-based medical devices manufacturer, since 1996. Prior thereto he served in the following positions at various times throughout his professional career: President and Chief Operating Officer of Applied Medical Technology, Inc.; President, Chief Operating Officer and Director of Professional Veterinary Hospitals of America, Inc.; President and Chief Operating Officer of HLS Management Company; and Chairman and Chief Executive Officer of the Optical Group of Cole National Corporation.

   William Connell has been a Director of the Company since May 2001. Mr. Connell has served as Chairman of EDB Holdings, Inc., a venture capital company specializing in optical retailing, since 1997. Prior thereto, Mr. Connell served as Vice Chairman and President of Whittle Communications L.P. from 1990 to 1994, and as a Corporate Vice President of The Procter & Gamble Company from 1984 to 1990. Mr. Connell is a director of Remington Products Company, L.L.C., Baldwin Piano & Organ Company, Inc. and Information Resources, Inc.

   William G. McLendon has been a Director of the Company since its inception in 1992 and served as President from 1992 to January 1998 and Chief Executive Officer from April 1994 to January 1998. Mr. McLendon served as Vice President and Chief Financial Officer of IBIS Technology Corporation, a manufacturer of silicon-based materials for semiconductors, from 1990 to 1993. Prior thereto, Mr. McLendon was the Vice President, Chief Financial Officer and Treasurer of Summit Technology, Inc. from 1986 to 1990, and was Vice President and Chief Financial Officer of Zymet, Inc. from 1983 to 1985. Mr. McLendon is a Director of Epion Corporation, a company that develops advanced materials and new technology for semiconductors and other applications.

   Ryan M. Schwarz has been a Director of the Company since May 2000. Mr. Schwarz is a Principal of The Carlyle Group ("Carlyle"). Prior to joining Carlyle in 1997, Mr. Schwarz was a Vice President in Robertson Stephens & Company's health care services investment banking group. Prior to joining Robertson Stephens & Company, Mr. Schwarz was with the Mergers and Acquisitions department of Morgan Stanley & Co. Mr. Schwarz serves on the boards of directors of Heritage Health Systems, Inc., Intellistaf, Inc., Fairchild Imagining, Inc. and Primary Health, Inc.

   Russell E. Taskey has been a Director of the Company since November 1992. Mr. Taskey is currently President of R.E. Taskey Associates, a human resource consulting firm. Mr. Taskey served as Vice President of Human Resources at The Analytic Sciences Corporation from 1973 to 1994. Mr. Taskey was the founding President and is presently a director of the Northeast Human Resources Association, a 2,000-person human resource professional association. He also serves on the advisory board of Active Control Experts and the advisory board of Epion Corporation.

Committees of the Board of Directors and Meetings

   Meeting Attendance. During the fiscal year ended December 30, 2000 there were 21 meetings of the board of directors, and the various committees of the board of directors met a total of three times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board of directors on which he served during fiscal 2000. In addition, from time to time, the members of the board of directors and its committees acted by unanimous written consent pursuant to Delaware law.

   Audit Committee. The Audit Committee has three members: Mr. McLendon, Mr. Callsen and Mr. Taskey. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Audit Committee met three times during the year ended December 30, 2000. Please see also the report of the Audit Committee set forth elsewhere in this proxy statement.

   Compensation Committee. The Compensation Committee, which did not meet during fiscal 2000, has three members: Mr. Connnell, Mr. Schwarz and Mr. Taskey. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the board of directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Option Plan. Please see also the report of the Compensation Committee set forth elsewhere in this proxy statement.

   The Audit Committee and Compensation Committee are the only standing Committees of the board of directors. The Company does not have a standing Nominating Committee.

Compensation of Directors

   The Company has implemented a stock option program under the Option Plan for non-employee directors. The Option Plan provides for a grant to each non-employee director immediately following each annual meeting of shareholders of a non-qualified option to purchase 5,000 shares of Common Stock, provided that on such date such director has been in the continued and uninterrupted services of the Company as a director for a period of at least one year. Each such option has an exercise price equal to the fair market value of the Common Stock on the date of grant and vests in equal annual installments over two years. The Company currently has no other compensation arrangements for members of the board of directors but may elect in the future to compensate members of the board of directors for attendance at regular meetings of the board of directors and for meetings of the committees of the board.

   The Company paid a total of $15,629 to Christian E. Callsen in exchange for consulting services rendered to the Company and for his service as the Chairman of the board of directors during the fiscal year ended December 30, 2000.

Executive Officers

   The names of, and certain information regarding, executive officers of the Company as of May 31, 2001 who are not also directors, are set forth below.

Name                     Age                   Position with the Company
----                     ---                   -------------------------
James W. Norton(1)......  50 Executive Vice President, Finance and Chief Financial Officer
Craig H. Risk(2)........  46 Senior Vice President
Sandra K. Likes(3)......  50 Vice President

--------
(1) Mr. Norton became an executive officer and Executive Vice President, Finance and Chief Financial Officer, of the Company effective August 17, 1998. Information on Mr. Norton is provided below.
(2) Mr. Risk became an executive officer and Vice President of Operations of the Company effective December 1997. Mr. Risk resigned his position as Executive Vice President, New Business Development on March 17, 2000. Mr. Risk rejoined the Company as Senior Vice President, effective May 23, 2001.
(3) Ms. Likes became an executive officer and Vice President of the Company effective May 23, 2001.

   James W. Norton has been Executive Vice President of Finance and Administration, Chief Financial Officer and Treasurer of the Company since August 1998. Mr. Norton served as Vice President of Finance for the International Division of Dunkin Donuts/Baskin Robbins, a Massachusetts-based subsidiary of Allied Domecq, a

British food and service company, from 1982 to 1998. Prior thereto, Mr. Norton served as Marketing Controller of Unitrode Corporation, a Massachusetts based manufacturer of electrical components.

   Craig H. Risk has been a Senior Vice President of the Company since May 2001. Mr. Risk has served as Senior Vice President for eyeshop.com inc., a private optical concept company, since its inception in 2000. Previously, Mr. Risk served as Vice President of Operations and Secretary for the Company from December 1997 to March 2000. Prior thereto, Mr. Risk held the positions of President and Chief Executive Officer of Visual Options, Inc., an optical retailer, from 1993 to 1997.

   Sandra K. Likes has been a Vice President of the company since May 2001. Ms. Likes has served as Vice President of eyeshop.com inc. since June 2000. She served in the following positions at LensCrafters, Inc., an optical retail company, from 1987 to 2000: Associate Vice President of Future Business, Category Manager for Contact Lenses, and Associate Vice President of Product. Prior thereto, Ms. Likes served as Vice President and Divisional Merchandise Manager for Junior and Misses Sportswear of Elder Beerman Stores Corp, an independent retail department store chain.

                            EXECUTIVE COMPENSATION

Summary of Executive Compensation

   The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company who were serving as such at the end of fiscal 2000 (the "named executive officers") for services rendered to the Company in all capacities during the last three fiscal years ended December 30, 2000. No other executive officer of the Company received compensation exceeding $100,000 for the fiscal year ended December 30, 2000.

                          Summary Compensation Table

                                                              Long Term
                                                             Compensation
                                     Annual Compensation        Awards
                                 --------------------------- ------------
                                                              Securities
Name and Principal        Fiscal                              Underlying      All Other
Position                   Year  Salary($) Bonus($) Other($)  Options(#)  Compensation($)(1)
------------------        ------ --------- -------- -------- ------------ ------------------
William T. Sullivan(2)..   2000   238,043     -0-     -0-          -0-          15,716
 President and Chief       1999   245,000     -0-     -0-       50,000          10,200
 Executive Officer         1998   216,731     -0-     -0-      325,000           9,221
Carene S. Kunkler(3)....   2000       -0-     -0-     -0-          -0-             -0-
 President and Chief       1999       -0-     -0-     -0-          -0-             -0-
 Executive Officer         1998       -0-     -0-     -0-          -0-             -0-
Craig H. Risk(4)........   2000    42,955     -0-     -0-          -0-           4,000
 Senior Vice President     1999   150,000     -0-     -0-       20,000           8,400
                           1998   136,634   4,000     -0-       15,000           8,069
James W. Norton(5)......   2000   171,500     -0-     -0-          -0-           4,673
 Executive Vice
  President, Finance       1999   165,000     -0-     -0-       25,000          12,500
 and Chief Financial
  Officer                  1998    52,308   7,500     -0-      114,999          12,698

--------
(1) Represents the cost to the Company of matching contributions under the Company's 401(k) plan, the dollar value of premiums paid by the Company with respect to term life insurance for all named executive officers, car allowances and relocation expenses.
(2) Mr. Sullivan became an executive officer of the Company and was named President and Chief Executive Officer effective January 26, 1998. Mr. Sullivan resigned as President and Chief Executive Officer, effective May 23, 2001. Mr. Sullivan received an annual salary of $245,000.
(3) Ms. Kunkler became an executive officer of the Company and was named President and Chief Executive Officer effective May 23, 2001. Ms. Kunkler did not receive any compensation during fiscal years 2000, 1999 or 1998.
(4) Mr. Risk became an executive officer and Vice President of Operations of the Company effective December 1997. Mr. Risk resigned his position as Executive Vice President, New Business Development on March 17, 2000. Mr. Risk rejoined the Company as Senior Vice President, effective May 23, 2001.
(5) Mr. Norton became an executive officer and Executive Vice President, Finance and Chief Financial Officer, of the Company effective August 17, 1998. Mr. Norton receives an annual salary of $171,500.

Option Grants in Last Fiscal Year

   The Company did not grant options to any named executive officers during the fiscal year ended December 30, 2000.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

   None of the named executive officers exercised stock options during fiscal year 2000. The following table includes the number of shares covered by both exercisable and unexercisable stock options as of December 30, 2000 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Company's Common Stock.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                       Number of Securities
                                                            Underlying             Value of Unexercised
                                                      Unexercised Options at       In-the-Money Options
                              Shares                    Fiscal Year-End(#)        at Fiscal Year-End ($)
                             Acquired       Value    ------------------------- ----------------------------
Name                      on Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable(1)
----                      -------------- ----------- ----------- ------------- ----------- ----------------
William T. Sullivan(2)..       --            --        333,332      41,668         -0-           -0-
Carene S. Kunkler(3)....       --            --            -0-         -0-         -0-           -0-
Craig H. Risk(4)........       --            --            -0-         -0-         -0-           -0-
James W. Norton(5)......       --            --         85,000      55,999         -0-           -0-

--------
(1) None of the unexercised options had exercise prices that were less than the closing sale price per share of the Company's Common Stock as reported on the Over-the-Counter Bulletin Board on December 30, 2000.
(2) Mr. Sullivan resigned as President and Chief Executive Officer, effective as of May 23, 2001.
(3) Ms. Kunkler became an executive officer of the Company and was named President and Chief Executive Officer effective May 23, 2001. Ms. Kunkler was not granted any stock options during fiscal year 2000.
(4) Mr. Risk became an executive officer and Vice President of Operations of the Company effective December 1997. Mr. Risk resigned his position as Executive Vice President, New Business Development on March 17, 2000. Mr. Risk rejoined the Company as Senior Vice President, effective May 23, 2001.
(3) Mr. Norton became an executive officer and Executive Vice President, Finance and Chief Financial Officer, of the Company effective August 17, 1998.

                               PERFORMANCE GRAPH

   The following graph compares the annual percentage change in the Company's cumulative total stockholder return on its Common Stock during a period commencing on December 31, 1995 and ending on December 30, 2000 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the cumulative total return of NASDAQ Stock Market Total Return Index, the NASDAQ Health Service Stock Return Index and the NASDAQ Retail Trade Stock Return Index during such period. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from CRSP Indexes, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information. On September 11, 2000, the Company's Common Stock began trading on the Over-the-Counter Bulletin Board.

                                                              [GRAPH]
   Calculated Index               12/95          6/96               12/96              6/97               12/97
Sight Resource Corporation        100.00       76.74     61.53      59.30    42.44    36.05    41.28     50.58     34.88
NASDAQ Stock Market               100.00      104.68    113.21     117.25   123.03   116.35   137.67    160.95    150.68
NASDAQ Health Service Stocks      100.00      104.29    113.38     112.71    99.86    93.24   104.77    113.97    102.46
NASDAQ Retail Trade Stocks        100.00      112.45    120.20     126.90   119.21   113.41   128.08    145.18    140.00
   Calculated Index                      6/98                   12/98            6/99                   12/99
Sight Resource Corporation         38.37       33.72     20.93      18.60    24.42    38.95    27.62   19.186047  14.971163
NASDAQ Stock Market               176.36      181.21    163.50     212.47   238.28   260.66   267.14      394.84     443.19
NASDAQ Health Service Stocks      112.41      102.07     76.67      86.85    77.76    96.06    70.96       69.86      72.66
NASDAQ Retail Trade Stocks        168.02      171.03    123.75     170.38   169.83   164.19   147.30      147.35     134.61
   Calculated Index                      6/00           12/00
Sight Resource Corporation          6.40        3.78      1.45
NASDAQ Stock Market               385.37      354.62    237.36
NASDAQ Health Service Stocks       74.14       82.31     95.91
NASDAQ Retail Trade Stocks        107.05      109.26     91.63

Employment Agreements, Termination of Employment and Change of Control Arrangements

   The Company has entered into employment agreements with Messrs. Sullivan, McLendon and Norton. Upon Mr. Sullivan's resignation as Chief Executive Officer and director of the Company on May 23, 2001, Mr. Sullivan's employment agreement was superseded by a Separation Agreement between the Company and Mr. Sullivan. Under the terms of the Separation Agreement, Mr. Sullivan will receive $219,200 payable over a two-year period and $15,000 for relocation expenses. Additionally, until the earlier of two years after the termination of Mr. Sullivan's employment or the acceptance of full time employment by Mr. Sullivan, he will receive $950 per month in lieu of benefits. In connection with Separation Agreement all prior grants of options to purchase Company Common Stock to Mr. Sullivan were terminated and Mr. Sullivan entered into a Non-Qualified Stock Option Agreement which provides for the issuance of options to purchase 100,000 shares of Company Common Stock at an exercise price of $0.50 per share.

   The Company also has an employment arrangement with Ms. Kunkler. Under the arrangement with Ms. Kunkler, the Company has agreed to employ her as the President and Chief Executive Officer of the Company for an initial term of three years at an annual salary of $210,000, subject to adjustment from time to time by the board of directors. The arrangement provides that Ms. Kunkler's term of employment will be extended automatically for additional two-year periods upon expiration of the initial term and each subsequent two-year period unless the Company or Ms. Kunkler provides notice to the other party that the term shall not be extended.

   Under the terms of the agreement with Mr. Norton, he will serve as Vice President of Finance and Chief Financial Officer of the Company at an annual salary of $171,500. Mr. Norton is also eligible to receive a discretionary annual bonus not to exceed 35% of his yearly base salary payable annually based upon profitability of the Company. The agreement for Mr. Norton also provides for a payment of one year's salary in the event employment is terminated upon certain changes of control of the Company. Changes of control which may trigger a payment of one year's salary are (i) a person's becoming the beneficial owner of 25% or more of the outstanding Common Stock of the Company, (ii) if, ten days following a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person of 25% or more of the outstanding Common Stock of the Company, such person has not discontinued or rescinded the tender offer or exchange offer, or (iii) a merger, consolidation, liquidation or sale of substantially all of the Company's assets. In the event that Mr. Norton's employment is terminated without cause or in certain other circumstances, he is entitled to one year's base salary and the cost of one year's health benefits as severance. The amendment also provides for the acceleration of all unvested stock options held by Mr. Norton following a Change of Control of the Company.

   Under the terms of the agreement with Mr. McLendon, he received bi-weekly payments of $3,500 through February 25, 2000.

                       REPORT OF COMPENSATION COMMITTEE

   The Compensation Committee (the "Committee") consists of the following non-employee members of the board of directors: William Connell, Ryan Schwarz and Russell Taskey. The Committee determines and maintains the Company's executive compensation policies and objectives and administers the Company's Option Plan.

   The objectives of the Committee are to attract and retain highly talented and productive executives, to provide incentives for superior performance and to align the interests of executive officers, officers and certain senior management (all three groups collectively, the "Senior Managers") with the interests of the Company's stockholders.

   The Company's executive compensation program combines cash compensation with long-term incentive compensation, consisting principally of stock option grants, to attract, motivate and maintain its Senior Managers. In addition, Senior Managers are included in the Company's benefit plan which includes health, dental, life and disability insurance and which is offered to all employees of the Company.

   Cash compensation consists of base salary and annual bonus programs. When setting base salary levels, including the base salary level for the Chief Executive Officer, the Committee considers the individual's salary history, experience, performance and contribution to the management team. The Committee also considers salaries of executives in other companies of similar size and industry, as well as the competitive market conditions, for the purpose of determining base salary necessary to recruit and retain highly talented and productive executives. The Committee generally intends to target base salary levels of the Company's executive officers, including the Company's Chief Executive Officer, to the mid-range of such comparable companies. Also considered are the performance of the Company, the performance of the specific area of the Company's business for which the Senior Manager has direct responsibility and progress towards implementing the Company's business plan.

   Cash bonuses are awarded to Senior Managers principally as a mechanism to recognize and reward individual and/or Company achievements. Cash bonuses are awarded based upon the Senior Manager's progress towards meeting specific goals established in writing at the time that final budgets for the fiscal year are approved, including the performance of the specific area of the Company's business for which the Senior Manager has direct responsibility and progress towards implementing and achieving the Company's business plan and profit goals. The amount of such bonuses will vary depending upon the above mentioned factors and in determining such amounts the Committee will consider a bonus range based on minimum and maximum percentages of the Senior Manager's base salary.

   The Committee believes that stock option grants: (1) align Senior Managers' interest with stockholder interest by creating a direct link between compensation and stockholder return; (2) assure that Senior Managers maintain a significant long-term interest in the Company's success; and (3) help retain Senior Managers in a competitive market. Option grants are made from time to time to Senior Managers whose contributions have or will have a significant impact on the Company's long-term performance. The Company's determination of whether option grants are appropriate each year is based upon individual and/or Company performance measures established for each individual, including the Company's Chief Executive Officer. Generally, options vest in equal annual installments over a period of three years and expire ten years from the date of grant.

Members of the Sight Resource Corporation Compensation Committee

William Connell
Ryan Schwarz
Russell Taskey

                           REPORT OF AUDIT COMMITTEE

   The Audit Committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market, has furnished the following report.

   The Audit Committee assists the board of directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Annex E to this proxy statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the board of directors for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2000, the Audit Committee took the following actions:

  . Reviewed and discussed the audited financial statements for the fiscal year ended December 30, 2000 with management and KPMG LLP, the Company's independent auditors;

  . Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

  . Received written disclosures and the letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

   Based on the Audit Committee's review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K, as amended on Form 10-K/A, for the fiscal year ended December 30, 2000 filed with the Securities and Exchange Commission.

Members of the Sight Resource Corporation Audit Committee

William G. McLendon
Christian E. Callsen
Russell Taskey

                         COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 30, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that one initial report of ownership was filed late by Ryan M. Schwarz.

                             CERTAIN TRANSACTIONS

   On November 25, 1997, the Company closed upon the sale of an aggregate of 1,452,119 shares of Series B Convertible Preferred Stock (the "Preferred Stock"), and Class I and Class II Warrants to Carlyle Venture Partners, L.P., C/S Venture Investors, L.P., Carlyle U.S. Venture Partners, L.P., and Carlyle Venture Coinvestment, L.L.C. (collectively, the "Purchasers") for a net purchase price of $4,582,000. The Preferred Stock was purchased at a price lower than market value, and as a result, the difference of $1,953,000 was accounted for by the Company as a dividend to the holders of the Preferred Stock. Each share of Preferred Stock is convertible into one share of Common Stock, subject to adjustment, at the Purchasers' option at any time and at the Company's option if the price per share of Common Stock during any period of thirty consecutive trading days equals or exceeds $7.00 at any time during the first three years or $9.00 at any time thereafter. The holders of the Preferred Stock have the right to appoint two directors to the Company's board of directors. In May 2000, the Purchasers appointed Ryan M. Schwarz, then a Vice President of The Carlyle Group, to the Company's board of directors. The Class I (Mirror) Warrants entitle the Purchasers to purchase an amount of shares of the Company's Common Stock equal to an aggregate of up to 19.9% of the shares of Common Stock purchasable under the Company's outstanding warrants and options on the same terms and conditions of existing warrant and option holders. The Purchasers are obligated to exercise the Class I Warrants at the same time the options and warrants of existing holders are exercised, subject to certain limitations. The Class II Warrants entitle the Purchasers to purchase an aggregate of 290,424 shares of the Company's Common Stock at an exercise price of $7.00 per share, subject to adjustment, for a term of five years. The Purchasers are entitled to "shelf" registration rights and "piggyback" registration rights with respect to the shares of Common Stock underlying the Preferred Stock, the Class I Warrants and the Class II Warrants. Upon a change of control of the Company, defined as (i) a change in any person or group obtaining a majority of the securities ordinarily having the right to vote in an election of Directors; (ii) during any two year period, the individuals who at the beginning of the period constituted the Company's board of directors no longer constitute a majority of the board of directors; (iii) any merger, consolidation, recapitalization, reorganization, dissolution or liquidation of the Company which results in the current stockholders no longer owning more than 50% of the voting securities of the Company; (iv) any sale, lease, exchange or other transfer of all, or substantially all, of the assets of the Company; or (v) the adoption of a plan leading to the liquidation or dissolution of the Company, at the option of the Purchasers, the Company would be required to redeem the Preferred Stock at a price equal to 105% of the offering price, subject to certain adjustments, plus accrued and unpaid dividends.

   On May 23, 2001, the Company entered into an agreement with the Purchasers which is effective upon the closing of the merger and provides for, among other things, the following terms:

  . that upon conversion of the Preferred Stock, the Purchasers will be entitled to receive 3,176,511 shares of Company Common Stock in satisfaction of the Purchasers' rights to receive anti-dilution protection in connection with the transactions contemplated by the financing and merger;

  . that the Purchasers (i) waive their rights to anti-dilution protection with respect to future obligations of the Company to issue securities and (ii) waive their rights to receive additional shares of Company Common Stock pursuant to the Class I Warrants with respect to future issuances of warrants and options by the Company, all in exchange for a warrant to purchase 1,000,000 shares of Company Common Stock at an exercise price of $0.20;

  . that the Company satisfy its obligations to pay dividends on the Preferred Stock for the calendar year 2001 by issuing an aggregate of 1,221,999 shares of Company Common Stock in installments of 364,723 shares, 318,947 shares, 283,380 shares and 254,949 shares payable on the first day of February, May, August and November of 2001, respectively;

  . that dividends accruing on the Preferred Stock after November 1, 2001 will accrue as cash dividends and be paid promptly in cash upon the earliest to occur of (i) the merger, consolidation, reorganization, recapitalization, dissolution or liquidation of the Company where the stockholders of the Company immediately following the consummation of the merger no longer own more than 50% of the voting securities of the Company, (ii) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, (iii) the consummation of an equity financing by the Company in which proceeds to the Company, net of transaction costs, are greater than or equal to ten million dollars, (iv) the end of the first twelve month period in which earnings before income taxes, depreciation and amortization are equal to or greater than five million dollars or (v) the refinancing of the Company's outstanding indebtedness to Sovereign Bank; and

  . that the Purchasers waive their right to more than one designee to the board of directors.

   In connection with the exercise of stock options to purchase 138,332 shares (the "Option Shares") of the Company's Common Stock during fiscal 1997, Stephen M. Blinn, a former executive officer and current Director of the Company, executed a promissory note (the "Note") in favor of the Company for the aggregate exercise price of $594,111. The Note is due on the earlier of September 2, 2007 or the date upon which Mr. Blinn receives the proceeds of the sale of not less than 20,000 of the Option Shares (the "Maturity Date"). Interest accrues at the rate of 6.55%, compounding annually, and is payable on the earlier of the Maturity Date of the Note or upon certain Events of Default as defined in the Note. The principal balance of the Note, together with accrued and unpaid interest, was approximately $714,000 as of December 30, 2000. During the third quarter of fiscal 2000, Mr. Blinn informed the Company that he understood that the terms of the Note permitted Mr. Blinn to satisfy in full his obligations under the Note by either (a) returning the Option Shares to the Company or (b) turning over to the Company any cash proceeds received by Mr. Blinn upon a sale of the Option Shares. The Company has informed Mr. Blinn that the Note is a full recourse promissory note, and that Mr. Blinn remains personally liable for all unpaid principal and interest under the Note.

   Pursuant to the terms of the Agreement and Plan of Merger and upon consummation of the merger, Mr. Butler will hold immediately exercisable options to purchase 242,281 shares of Company Common Stock as well as options which are exercisable over a two year period to purchase an additional 86,485 shares of Company

Common Stock. In addition, pursuant to the terms of the Agreement and Plan of Merger shares of Eyeshop common stock held by Dengar L.P., a limited partnership in which Mr. Butler is general partner, will be exchanged for 950,814 shares of Company Common Stock. Finally, Mr. Butler is the proxyholder of 41,864 shares of Eyeshop Series B Convertible Preferred Stock owned by a third party. Such third party has the right to "put" these shares to Mr. Butler at any time. Upon consummation of the merger, these shares of Series B Preferred Stock will be exchangeable for 1,405,585 shares of Company Common Stock. For more information on the Agreement and Plan of Merger, see "THE MERGER AND THE COMMON STOCK FINANCINGS" starting on page 39.

   Pursuant to the terms of the Agreement and Plan of Merger and upon consummation of the merger, Carene Kunkler, the President and Chief Executive Officer and director of the Company and a shareholder of Eyeshop, hold immediately exercisable options to purchase 242,281 shares of Company Common Stock as well as options which are exercisable over a two-year period to purchase 884,921 shares of Company Common Stock. For more information on the Agreement and Plan of Merger, see "THE MERGER AND THE COMMON STOCK FINANCINGS" starting on page 39.

   Pursuant to the terms of the Agreement and Plan of Merger and upon consummation of the merger, shares of Eyeshop Series A Preferred Stock held by William Connell, a director of the Company and a shareholder of Eyeshop, will be exchanged for 221,440 shares of Company Common Stock. For more information on the Agreement and Plan of Merger, see "THE MERGER AND THE COMMON STOCK FINANCINGS" starting on page 39.

   Pursuant to the terms of the Agreement and Plan of Merger and upon consummation of the merger, 31,429 shares of Eyeshop Series A Preferred Stock owned by Euro Ventures Equity Holding B.V ("Euro Ventures"), a wholly owned subsidiary of Excalibur Investments, B.V., ("Excalibur") will be exchanged for 307,690 shares of Company Common Stock. Pursuant to the Common Stock Purchase Agreement, Euro Ventures agreed to purchase 551,299 shares of Company Common Stock and Excalibur agreed to purchase 2,205,193 shares of Common Stock. Pursuant to the Second Common Stock Purchase Agreement, Euro Ventures purchased 948,701 shares of Company Common Stock and Excalibur purchased 3,794,807 shares of Company Common Stock. Dino Tabacchi, who will be appointed a director of the Company pursuant to the Second Common Stock Purchase Agreement is a majority shareholder of Edec Holdings s.r.l ("Edec"). Excalibur is a wholly owned subsidiary of Edec. For more information on the Agreement and Plan of Merger, see "THE MERGER AND THE COMMON STOCK FINANCINGS" starting on page 39.

                                 OTHER MATTERS

   The Company does not presently intend to bring any matters other than those described in this document before its Annual Meeting. Further, the Company has no knowledge of any other matters that may be introduced by other persons. If any other matters do properly come before the company's Annual Meeting or any adjournment or postponement of either company's Annual Meeting, the persons named in the enclosed proxy forms of the Company, as applicable, will vote the proxies in keeping with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

   To be considered for inclusion in the proxy statement relating to the Company's annual meeting of stockholders to be held in 2002, stockholder
proposals must be received no later than    . To be considered for presentation
at the annual meeting of stockholders to be held in 2002, although not included
in the proxy statement, proposals must be received not later than     and not
earlier than    . Proposals received after that date will not be voted on at the annual meeting of stockholders to be held in 2002. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of Secretary, Sight Resource Corporation, 100 Jeffrey Avenue, Holliston, Massachusetts 01746.

   WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                         By order of the Board of Directors:

                                         /s/ CARENE S. KUNKLER

                                         CARENE S. KUNKLER
                                         President and Chief Executive Officer

June  , 2001

                      WHERE YOU CAN FIND MORE INFORMATION

   This proxy statement incorporates documents by reference which are not presented in or delivered with this proxy statement.

   All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Company's Annual meeting are incorporated by reference into and are deemed to be a part of this proxy statement from the date of filing of those documents.

   You should rely only on the information contained in this document or that which the Company has referred to you. We have not authorized anyone to provide you with any additional information.

   The following documents, which have been filed by the Company with the Securities and Exchange Commission (SEC file number 000-21068), are incorporated by reference into this proxy statement:

     The Company's Quarterly Report on Form 10-Q for the quarter ended March 30, 2001 (filing date May 15, 2001);

     The Company's Annual Report on Form 10-K/A for the fiscal year ended December 30, 2000 (filing date April 30, 2000);

     The Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000 (filing date March 30, 2000); and

     The Company's Current Report on Form 8-K dated May 25, 2001 (filing date of May 25, 2001).

   Any statement contained in a document incorporated or deemed to be incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is deemed to be incorporated by reference into this proxy statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

   The documents incorporated by reference into this proxy statement are available from the Company upon request. The Company will provide a copy of any and all of the information that is incorporated by reference in this proxy statement to any person, without charge, upon written or oral request. If exhibits to the documents incorporated by reference in this proxy statement are not themselves specifically incorporated by reference in this proxy statement, then the exhibits will not be provided. Any request for documents should be made by July 6, 2001 to ensure timely delivery of the documents.

   Requests for documents relating to the Company should be directed to:

     Sight Resource Corporation
     100 Jeffrey Avenue
     Holliston, Massachusetts 01746
     Attention: Investor Relations;
     Telephone: (508) 429-6916.

   Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Room of the SEC, 450 Fifth Street, Room 1200, N.W., Washington, D.C. 20549 or by calling the SEC at l-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding us. The address of the SEC website is http://www.sec.gov.

   If you have any questions about the merger, please call the Company's Investor Relations Department at (508) 429-6916.

   This proxy statement does not constitute the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in such jurisdiction. Neither the delivery of this proxy statement shall, under any circumstances, create any implication that there has been no change in the information set forth or incorporated into this proxy statement by reference or in the Company's affairs since the date of this proxy statement.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                          SIGHT RESOURCE CORPORATION,

                           EYESHOP ACQUISITION CORP.

                                      AND

                               EYESHOP.COM, INC.

                            Dated as of May 23, 2001

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
 ARTICLE I THE MERGER.....................................................  A-1
    1.1  The Merger......................................................   A-1
    1.2  Effective Time..................................................   A-1
    1.3  Effect of the Merger............................................   A-2
    1.4  Charter and By-Laws of Surviving Corporation....................   A-2
    1.5  Directors and Officers..........................................   A-2
    1.6  Total Consideration; Conversion of Company Shares...............   A-2
    1.7  Cancellation of Treasury Shares.................................   A-4
    1.8  Stock Options...................................................   A-4
    1.9  Capital Stock of EAC............................................   A-4
    1.10 Adjustments to Exchange Ratio...................................   A-5
    1.11 Fractional Shares...............................................   A-5
    1.12 Surrender of Certificates.......................................   A-5
    1.13 Further Ownership Rights in Company Shares......................   A-6
    1.14 Closing.........................................................   A-6
    1.15 Lost, Stolen or Destroyed Certificates..........................   A-7
    1.16 Tax Consequences................................................   A-7
    1.17 Dissenter's Rights..............................................   A-7
    1.18 Further Assurances..............................................   A-7
    1.19 Closing of Company Transfer Books...............................   A-8

 ARTICLE II REPRESENTATIONS AND WARRANTIES OF SRC AND EAC.................  A-8
    2.1  Corporate Organization and Authorization........................   A-8
    2.2  SRC Capitalization..............................................   A-9
    2.3  SRC Subsidiaries................................................   A-9
    2.4  Organization, Existence and Good Standing of SRC Subsidiaries...   A-9
    2.5  Noncontravention; Consents......................................   A-9
    2.6  SRC Public Information..........................................  A-10
    2.7  No Material Adverse Changes.....................................  A-11
    2.8  Legal Proceedings...............................................  A-11
    2.9  Contracts, etc. ................................................  A-11
    2.10 Subsequent Events...............................................  A-11
    2.11 Inventories.....................................................  A-12
    2.12 Tax Returns.....................................................  A-12
    2.13 Commissions and Fees............................................  A-12
    2.14 Employee Benefit Plans; Employment Matters......................  A-12
    2.15 Compliance with Laws in General.................................  A-13
    2.16 Intellectual Property...........................................  A-13
    2.17 Insurance.......................................................  A-14
    2.18 Properties......................................................  A-14
    2.19 Environmental Matters...........................................  A-14
    2.20 Vote Required...................................................  A-15
    2.21 Absence of Undisclosed Liabilities..............................  A-15

                                                                            Page
                                                                            ----
 ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY................. A-15
    3.1  Corporate Organization...........................................  A-15
    3.2  Authorization of Agreement.......................................  A-16
    3.3  Capitalization...................................................  A-16
    3.4  Company Subsidiaries.............................................  A-16
    3.5  Non-Contravention; Consents......................................  A-16
    3.6  Financial Information............................................  A-17
    3.7  Absence of Undisclosed Liabilities...............................  A-17
    3.8  No Material Adverse Changes......................................  A-18
    3.9  Legal Proceedings................................................  A-18
    3.10 Commissions and Fees.............................................  A-18
    3.11 Information Statement; Proxy Statement...........................  A-18
    3.12 Compliance with Laws.............................................  A-18
    3.13 Subsequent Events................................................  A-19
    3.14 Tax Returns......................................................  A-19
    3.15 Employee Benefit Plans; Employment Matters.......................  A-19
    3.16 Intellectual Property............................................  A-20
    3.17 Properties.......................................................  A-21
    3.18 Environmental Matters............................................  A-21
    3.19 Vote Required....................................................  A-21

 ARTICLE IV CONDUCT OF BUSINESS PENDING THE MERGER......................... A-22
    4.1  Conduct of Business Pending the Merger...........................  A-22
    4.2  No Solicitation; SRC Acquisition Proposals.......................  A-24
    4.3  No Solicitation; Company Acquisition Proposals...................  A-24

 ARTICLE V ADDITIONAL AGREEMENTS........................................... A-25
    5.1  Proxy Statement; Information Statement...........................  A-25
    5.2  Meeting of Company Stockholders..................................  A-26
    5.3  Exemption from State Anti-Takeover Laws..........................  A-26
    5.4  Standstill.......................................................  A-26
    5.5  Public Disclosures...............................................  A-27
    5.6  Indemnification..................................................  A-27
    5.7  Resignation of SRC Directors and Officers........................  A-27
    5.8  Company Stock Options............................................  A-27
    5.9  Rights Agreement.................................................  A-28
    5.10 Access to Information; Confidentiality...........................  A-28
    5.11 Notification of Certain Matters..................................  A-29
    5.12 Covenants for Tax-Free Status....................................  A-29
    5.13 Voting Agreements................................................  A-29
    5.14 Employment Agreement.............................................  A-29
    5.15 Restrictions on Sales............................................  A-29
    5.16 Registration Rights..............................................  A-30
    5.17 Carlyle Registration.............................................  A-30
    5.18 Relocation of SRC's Headquarters.................................  A-31
    5.19 U.K. Assets......................................................  A-31

                                                                           Page
                                                                           ----
    5.20 Issuance of Additional Shares...................................  A-31

 ARTICLE VI CONDITIONS OF MERGER.......................................... A-31
    6.1  Conditions to Obligation of Each Party to Effect the Merger.....  A-31
    6.2  Additional Conditions to Obligations of SRC and EAC.............  A-32
    6.3  Additional Conditions to Obligations of the Company.............  A-32

 ARTICLE VII TERMINATION, AMENDMENT AND WAIVER............................ A-33
    7.1  Termination.....................................................  A-33
    7.2  Effect of Termination...........................................  A-34
    7.3  Fees and Expenses...............................................  A-34
    7.4  Amendment.......................................................  A-35
    7.5  Waiver..........................................................  A-35

 ARTICLE VIII GENERAL PROVISIONS.......................................... A-36
    8.1  Survival of Representations and Warranties......................  A-36
    8.2  Notices.........................................................  A-36
    8.3  Disclosure Schedules............................................  A-37
    8.4  Certain Definitions.............................................  A-37
    8.5  Interpretation..................................................  A-39
    8.6  Severability....................................................  A-39
    8.7  Entire Agreement................................................  A-40
    8.8  Assignment......................................................  A-40
    8.9  Parties in Interest.............................................  A-40
    8.10 Failure or Indulgence Not Waiver; Remedies Cumulative...........  A-40
    8.11 Governing Law...................................................  A-40
    8.12 Counterparts....................................................  A-40

                                    EXHIBITS

                                                                        Section
 Designation Description                                               Reference
 ----------- -----------                                               ---------
 Exhibit A   Certificate of Merger...................................     1.2
 Exhibit B   Certificate of Amendment................................    2.20
 Exhibit C-1 Voting Agreement........................................    5.13
 Exhibit C-2 Voting Agreement........................................    5.13

   AGREEMENT AND PLAN OF MERGER, dated as of May 23, 2001 (the "Agreement") by and among SIGHT RESOURCE CORPORATION, a Delaware corporation ("SRC"), EYESHOP ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of SRC ("EAC"), and EYESHOP.COM, INC. (the "Company").

   WHEREAS, the Boards of Directors of SRC and the Company have each determined that a business combination between SRC and the Company is in the best interests of their respective companies and stockholders;

   WHEREAS, in furtherance of such combination, the Boards of Directors of SRC, EAC and the Company have each approved the merger (the "Merger") of EAC with and into the Company, in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and subject to the conditions set forth herein, which Merger will result in, among other things, the Company becoming a wholly owned subsidiary of SRC;

   WHEREAS, the Board of Directors of each of SRC and the Company has unanimously determined that the Merger and issuance of the Merger
Consideration (as defined herein) is fair to, and in the best interests of, their respective companies and stockholders and has approved and adopted this Agreement, has approved the Merger and other transactions contemplated hereby, and has recommended approval and adoption of this Agreement and the transactions contemplated hereby by their respective stockholders;

   WHEREAS, the Board of Directors of each of SRC and EAC has approved and adopted this Agreement, including, in the case of SRC, as the sole stockholder of EAC, and the other transactions contemplated hereby;

   WHEREAS, each of SRC, EAC and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

   WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code and the United States Treasury Regulations promulgated thereunder; and

   NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, SRC, EAC and the Company hereby agree as follows:

                                   ARTICLE I

                                  THE MERGER

   1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the DGCL, EAC shall be merged with and into the Company, the separate corporate existence of EAC shall cease and the Company shall, as the surviving corporation in the Merger, continue its existence under the DGCL as a wholly owned subsidiary of SRC. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

   1.2 Effective Time. As promptly as practicable after the satisfaction or, to the extent permitted hereunder, waiver of the conditions set forth in
Article VI, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger substantially in the form of Exhibit A (the "Certificate of Merger"), along with a

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certified copy of this Agreement, with the Secretary of State of the State of
Delaware, executed in accordance with the relevant provisions of the DGCL (the date and time of such filing, or such later date and time as may be specified in the Certificate of Merger by mutual agreement of SRC, EAC and the Company, being the "Effective Time").

   1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and EAC shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and EAC shall become the debts, liabilities and duties of the Surviving Corporation.

   1.4 Charter and By-Laws of Surviving Corporation. Unless otherwise determined by SRC prior to the Effective Time, at the Effective Time the Charter of the Company, as amended by the Certificate of Merger, shall be the Charter of the Surviving Corporation until thereafter amended as provided by the DGCL. The by-laws of the EAC shall be the by-laws of the Surviving Corporation until thereafter amended as provided by the DGCL.

   1.5 Directors and Officers.

   (a) At the Effective Time, the directors and officers of SRC shall be those persons set forth on Schedule 1.5(a) hereto, in each case until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with SRC's Charter and by-laws. Prior to the Effective Time, SRC shall deliver to the Company resignation letters of the SRC directors who will cease to serve as directors and officers who will cease to serve as officers, to be effective as of the Effective Time.

   (b) The directors of the Company immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Charter of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Charter and by-laws.

   1.6 Total Consideration; Conversion of Company Shares.

   (a) Subject to the other provisions of this Article I, the shares of capital stock of the Company (such shares being collectively referred to as the "Company Shares") issued and outstanding immediately prior to the Effective Time (other than any Company Shares to be cancelled pursuant to Section 1.7 and any Dissenting Shares as defined in Section 1.17) will be converted automatically into the right to receive fully paid and nonassessable shares of common stock, par value $0.01 per share, of SRC ("SRC Common Stock") in the applicable ratio set forth below (each an "Exchange Ratio"), together with (x) cash, if any, in lieu of any fraction of SRC Common Stock, pursuant to Section 1.11, (y) additional shares of SRC Common Stock as described in and issuable pursuant to subsection (c) of this Section 1.6, and (z) additional shares of SRC Common Stock as described in and issuable pursuant to subsection
(d) of this Section 1.6 (all of which constitute the "Merger Consideration"):

     (i) Each share of Common Stock, par value $0.001 per share, of the Company (the "Company Common Shares"), will be converted into the right to receive 4.52 fully paid and nonassessable shares of SRC Common Stock (the "Common Share Exchange Ratio").


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

     (ii) Each share of Series A Convertible Preferred Stock, par value $0.001 per share, of the Company (the "Company Series A Preferred Shares") will be automatically converted into the right to receive 9.79 fully paid and nonassessable shares of SRC Common Stock.

     (iii) Each share of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the "Company Series B Preferred Shares") will be automatically converted into the right to receive 33.72 fully paid and nonassessable shares of SRC Common Stock.

   (b) Each share of SRC Common Stock to be issued upon conversion of Company Shares in accordance with this Section 1.6 shall include the corresponding Series A Junior Participating Preferred Stock Purchase Right of SRC (a "SRC Right") issued pursuant to the Rights Agreement dated as of May 15, 1997 between the Company and American Stock Transfer & Trust Company, as amended (as so amended, the "SRC Rights Agreement"). Prior to the Distribution Date (as defined in the SRC Rights Agreement), all references in this Agreement to the SRC Common Stock issued in connection with the Merger shall be deemed to include SRC Rights.

   (c) As part of the Merger Consideration, the holders of Company Shares shall be entitled to receive additional fully paid and nonassessable shares of SRC Common Stock upon the exercise of or issuance in respect to the rights to receive SRC Common Stock as set forth on Schedule 1.6(c) herein (the "Stock Rights") equal to the number of shares so issued by SRC thereby. Such additional shares of SRC Common Stock shall be issued in respect of each Company Share (that is, each Company Common Share, each Company Series A Preferred Share, and each Company Series B Preferred Share) in proportion to the Exchange Ratio applicable to each such share and in respect of each Company Share underlying a Company Stock Option (as hereinater defined) assumed by SRC pursuant to Section 1.8(a) herein in proportion to the Exchange Ratio applicable to each such share as if the holder thereof exercised such option in full immediately prior to the Effective Time. Shares of SRC Common Stock issuable pursuant to this Subsection (c) shall be issued within ten days following the end of the month in which such shares of SRC Common Stock are issued pursuant to the Stock Rights. Notwithstanding the preceding, an Optionholder shall be entitled to receive additional shares of SRC Common Stock pursuant to this Subsection (c) only upon and to the extent that such Optionholder has exercised options received by it pursuant to Section 1.8(a) herein.

   (d) Also as part of the Merger Consideration, the holders of Company Shares shall be entitled to receive additional fully paid and nonassessable shares of SRC Common Stock only if and to the extent that (i) the options described in
Section 1.8(a) to purchase shares of SRC Common Stock expire or are canceled unexercised and (ii) the shares of SRC Common Stock issuable to the Optionholders pursuant to Subsection (c) of this Section 1.6 are not so issuable. Such additional shares of SRC Common Stock issuable pursuant to this Subsection (d) shall be issued in respect of each Company Share (that is, each Company Common Share, each Company Series A Preferred Share, and each Company Series B Preferred Share) in proportion to the Exchange Ratio applicable to each such share and shall be issued within ten days following the end of the month in which such options are canceled or expired.

   (e) In the event of exercise of any of the options described in Section 1.8(a) by any of the Optionholders, SRC shall issue to persons who are, as of the Effective Time, holders of Company Shares additional fully paid and nonassessable shares of SRC Common Stock as follows:

     (i) In the event the Optionholder pays the exercise price of the option in cash, the number of shares of SRC Common Stock to be issued by SRC shall equal such number of shares as, on the date of exercise of such option, could be purchased with such cash proceeds at a purchase price equal to fair market value (determined as provided below).

     (ii) In the event the Optionholder pays the exercise price of the option in shares of SRC Common Stock (either by delivering such shares to SRC, or by authorizing SRC to withhold such shares from the shares otherwise deliverable to the Optionholder upon exercise of the option), the number of shares of SRC Common Stock to be issued by SRC shall equal the number of such shares applied to the payment of the option exercise price.

Any shares issued by SRC pursuant to this Section 1.6(e) shall be allocated to each Company Share (outstanding immediately prior to the Effective Time) in proportion to the Exchange Ratio applicable to each such share. For purposes of this Section 1.6(e), the fair market value of a share of SRC Common Stock shall be determined in the same manner as such fair market value is determined for purposes of the Company Option Plan.

   (f) As of the Effective Time, all Company Shares issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and all Company Shares shall automatically be redeemed and canceled and shall cease to exist, and each holder of a certificate representing any such Company Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration and any cash in lieu of fractional shares of SRC Common Stock to be issued or paid in consideration therefor upon surrender of such certificate in accordance with Section 1.12 hereof, without interest.

   1.7 Cancellation of Treasury Shares. Each Company Share held in the treasury of the Company and each Company Share, if any, owned by EAC or SRC, immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

   1.8 Stock Options.

   (a) At the Effective Time, each outstanding option to purchase stock of the Company (a "Company Stock Option") under the Eyeshop.com, Inc. 2000 Long-Term Incentive Stock Plan (the "Company Option Plan"), other than any Company Stock Option that by its terms otherwise expires by virtue of the Merger, whether vested or unvested, shall, in accordance with the terms of such Company Stock Option and such Company Option Plan, by virtue of the Merger and without any action on the part of the holder thereof, become and represent an option to acquire, on the same terms and conditions as were applicable under such Company Stock Option, the same number of shares of SRC Common Stock as the holder of such Company Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time (rounded downward to the nearest whole number), at a price per share (rounded upward to the nearest whole cent) equal to (i) the aggregate exercise price for shares of Company Common Stock purchasable pursuant to such Company Stock Option immediately prior to the Effective Time divided by (ii) the number of full shares of SRC Company Common Stock deemed purchasable pursuant to such Company Stock Option, in accordance with the foregoing as further set forth in Section 5.8.

   1.9 Capital Stock of EAC. Each share of common stock, par value $.01 per share, of EAC (the "EAC Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of Common Stock, par value $.01 per share, of the Surviving Corporation. Each stock certificate of EAC evidencing ownership of any EAC Common Stock shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

   1.10 Adjustments to Exchange Ratios. Without limiting any other provision of this Agreement, the Exchange Ratios shall be correspondingly adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into SRC Common Stock or Company Shares), reorganization, recapitalization, reclassification, conversion, consolidation, contribution or exchange of shares or other like change with respect to SRC Common Stock or Company Shares occurring after the date hereof and prior to the Effective Time.

   1.11 Fractional Shares. No fraction of a share of SRC Common Stock will be issued hereunder, but in lieu thereof each holder of Company Shares who would otherwise be entitled to a fraction of a share of SRC Common Stock (after aggregating all fractional shares of SRC Common Stock to be received by such holder) shall receive from SRC an amount of cash (rounded down to the nearest whole cent) equal to the product of such fraction multiplied by the average closing price per share (the "Closing Average") of SRC Common Stock (rounded to the nearest cent) on the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotation System or, if not so reported, the price as reported by the National Quotation Bureau, Inc., or any organization performing a similar function (as reported in the Wall Street Journal, or, if not reported therein, any other authoritative source reasonably selected by Company) for the twenty (20) consecutive trading days ending on the second trading day immediately prior to the Effective Time.

   1.12 Surrender of Certificates.

   (a) Exchange Agent. Prior to the Effective Time, SRC shall designate one or more Persons to act as Exchange Agent hereunder.

   (b) SRC to Provide Common Stock. Promptly after the Effective Time, SRC shall make available to the Exchange Agent for exchange in accordance with this Article I, through such reasonable procedures as SRC may adopt, the shares of SRC Common Stock issuable pursuant to Section 1.6 in exchange for outstanding Company Shares, together with an estimated amount of cash to be paid pursuant to Section 1.11 in lieu of fractional shares.

   (c) Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding Company Shares whose shares were converted into the right to receive shares of SRC Common Stock pursuant to Section 1.6, a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as SRC may reasonably specify) and instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of SRC Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor, a certificate representing the number of whole shares of SRC Common Stock and payment in lieu of fractional shares which such holder has the right to receive pursuant to Section 1.11, and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented Company Shares will be deemed from and after the Effective Time, for all corporate purposes, other than the payment of dividends, to evidence the ownership of the number of full shares of SRC Common Stock into which such Company Shares shall have been so converted and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.11. Any portion of the shares of SRC Common Stock deposited with the Exchange Agent pursuant to Section 1.12(b) which remains undistributed to the holders of the Certificates representing Company Shares for six (6) months after the Effective Time shall be delivered to SRC, upon demand, and any holders of Company Shares who have not theretofore complied with this Article I shall thereafter look only to SRC for SRC Common Stock, any cash in lieu of fractional shares of SRC Common Stock and any dividends or distributions with respect to SRC Common Stock to which such holders may be entitled.

   (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to SRC Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of SRC Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable escheat Law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of SRC Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of SRC Common Stock.

   (e) Transfers of Ownership. If any certificate for shares of SRC Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange will have paid to SRC, or any agent designated by it, any transfer or other taxes required by reason of the issuance of a certificate for shares of SRC Common Stock in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of SRC or any agent designated by it that such tax has been paid or is not payable.

   (f) No Liability. Notwithstanding anything to the contrary in this Agreement, none of the Exchange Agent, SRC, EAC or the Surviving Corporation shall be liable to a holder of Company Shares for any SRC Common Stock or any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

   (g) Withholding of Tax. SRC or the Exchange Agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Shares such amounts as SRC (or any Affiliate thereof) or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code, or any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld by SRC or the Exchange Agent, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the Company Shares in respect of whom such deduction and withholding were made by SRC.

   1.13 Further Ownership Rights in Company Shares. All shares of SRC Common Stock (together with the other Merger Consideration) issued upon the surrender for exchange of Company Shares in accordance with the terms of this Article I (including any cash paid in respect thereof) shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company Shares under this Article I, and there shall be no further registration of transfers on the records of the Surviving Corporation of Company Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

   1.14 Closing. Unless this Agreement shall have been terminated and the transactions contemplated by this Agreement abandoned pursuant to the provisions of Article VII, and subject to the provisions of Article VI, the closing of the Merger (the "Closing") will take place at 10:00 a.m. (Eastern time) on a date (the "Closing Date") to be mutually agreed upon by the parties, which date shall be not later than the third Business Day after all the conditions set forth in Article VI shall have been satisfied (or waived in accordance with Section 7.5, to the extent the same may be waived), unless another time and/or date is agreed to in writing by the parties. The Closing shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, unless another place is agreed to in writing by the parties.

   1.15 Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of SRC Common Stock and cash for fractional shares, if any, as may be required pursuant to
Section 1.11; provided, however, that SRC may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against SRC or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

   1.16 Tax Consequences. For federal income tax purposes, the parties intend that the Merger be treated as a reorganization within the meaning of Section 368(c)(1)(A) and 368(a)(2)(E) of the Code, and that this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Section 368 of the Code. The parties shall not take a position on any Tax Return inconsistent with this Section 1.16.

   1.17 Dissenters' Rights. Any Company Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or delivered a valid, unrevoked proxy in favor of the Merger, or consented thereto in writing and who has delivered written notice to the Company objecting to the Merger and demanding payment for his shares as required in accordance, and has otherwise complied, with applicable DGCL ("Dissenting Shares"), shall not be converted into the right to receive the SRC Common Stock, unless and until such holder fails to elect to dissent from the Merger or effectively withdraws or otherwise loses his right to payment of the fair value of his shares under DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses his right to such payment, such Dissenting Shares shall thereupon be treated as if they had been converted as of the Effective Time into the right to receive SRC Common Stock to which such holder is entitled, without interest or dividends thereon. Any amounts paid to holders of Dissenting Shares in an appraisal proceeding will be paid by the Surviving Corporation out of its own funds and will not be paid, directly or indirectly, by SRC or EAC. The Company shall not, except with the prior written consent of SRC, make any payment with respect to any such demands or offer to settle or settle any such demands.

   1.18 Further Assurances. If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company or EAC, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to solicit in the name of the Company or EAC any third party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Company or EAC, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of the Company or EAC, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company or EAC and otherwise to carry out the purposes of this Agreement.

   1.19 Closing of Company Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Company Shares shall thereafter be made. If, after the Effective Time, certificates representing shares of Company Shares are presented to the Surviving Corporation, they shall be canceled and presented to the Exchange Agent in accordance with Section 1.12.

                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF SRC AND EAC

   SRC and EAC each hereby represent and warrant to the Company, as of the date hereof, as follows:

   2.1 Corporate Organization and Authorization.

   (a) Each of SRC and EAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of SRC and EAC has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by SRC and EAC and the consummation by SRC and EAC of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of SRC or EAC are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger, the approval of an amendment to the Certificate of Incorporation of SRC increasing its authorized shares of capital stock by the requisite vote of the holders of the then outstanding shares of SRC capital stock entitled to vote thereon and the filing and recordation of appropriate merger documents as required by the
DGCL). This Agreement has been duly and validly executed and delivered by SRC and EAC and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of SRC and EAC enforceable against SRC and EAC in accordance with its terms.

   (b) (i) Except as set forth on Schedule 2.1(b), SRC has all requisite governmental authorizations, certificates, licenses, consents and approvals required to carry on its business as presently conducted, except where the failure to possess such authorizations, certificates, licenses, consents and approvals (either individually or in the aggregate) would not have a SRC Material Adverse Effect (as defined below). SRC is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of the activities conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing (either in one jurisdiction or in the aggregate) would not have a SRC Material Adverse Effect (as defined below).

   (ii) For purposes of this Agreement, "SRC Material Adverse Effect" shall mean with respect to SRC, any fact, event, change, circumstance or effect that is materially adverse to the business, financial condition, operations, results of operations or assets of SRC and the SRC Subsidiaries, taken as a whole, other than any fact, event, change, circumstance or effect (i) relating to the economy or securities markets of the United States or any other region in general, (ii) resulting from entering into this Agreement or the consummation of the transactions contemplated hereby or the announcement thereof, (iii) resulting from the continuation of any existing unfavorable business or financial trend without a worsening thereof, or (iv) resulting from its business, financial condition or results of operations that have been disclosed to the Company.

   (iii) Other than the obligations created under this Agreement, EAC has neither incurred any obligation or liability nor engaged in any business activities of any type or kind whatsoever, and is not obligated under any contracts, claims, leases, liabilities (contingent or otherwise), loans or otherwise.

   2.2 SRC Capitalization. The authorized capital stock of SRC consists of (i) 20,000,000 shares of SRC Common Stock, of which 9,468,952 shares are issued and outstanding, as of the date of this Agreement, and 30,600 of such authorized shares are issued and held as treasury shares and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share, of which (A) 200,000 shares have been designated as Series A Junior Participating Preferred Stock, none of which are issued and outstanding, and (B) 1,452,119 shares have been designated as Series B Convertible Preferred Stock, all of which are issued and outstanding. All of the issued and outstanding SRC Shares are duly and validly issued, fully paid and nonassessable. Except as set forth on Schedule
2.2 of the SRC Disclosure Schedule or otherwise disclosed in the SRC Public Records (as defined herein) filed with respect to periods ending on or after December 25, 1999, there are no options, warrants, or similar rights granted by SRC or any other agreements to which SRC is a party providing for the issuance or sale by it of any additional securities which would remain in effect after the Effective Time.

   2.3 SRC Subsidiaries. Schedule 2.3 of the SRC Disclosure Schedule sets forth a list of all subsidiaries of SRC (individually, a "SRC Subsidiary", and collectively, the "SRC Subsidiaries") and their states of incorporation. All of the issued and outstanding shares of capital stock of each SRC Subsidiary are duly and validly issued, fully paid and nonassessable and owned, directly or indirectly, by SRC, free and clear of any liens, claims or encumbrances of any nature whatsoever (collectively, "Liens").

   2.4 Organization, Existence and Good Standing of SRC Subsidiaries. Except as set forth on Schedule 2.4 of the SRC Disclosure Schedule, each SRC Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation and has all necessary corporate power to own its properties and assets and to carry on its business as presently conducted, except where the failure to be so organized, existing or in good standing, or to have such power, would not, as may reasonably be foreseen, individually or in the aggregate, have a SRC Material Adverse Effect.

   2.5 Noncontravention; Consents.

   (a) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby does or will:

     (i) violate, conflict with, or constitute a default under, the Certificate of Incorporation, as amended, or Bylaws, as amended, of SRC; or

     (ii) assuming that all consents, approvals, orders or authorizations contemplated by subsection (b) below have been obtained and all filings described therein have been made, (A) violate any statute or law or any rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to which SRC or any of its assets or properties is subject, which violation individually or in the aggregate has or would reasonably be expected to have a SRC Material Adverse Effect or (B) except as disclosed on Schedule 2.5(a) of the SRC Disclosure Schedule, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give rise to any right of termination, acceleration or modification of, any note, bond, mortgage, indenture, deed of trust, license, lease or other agreement, instrument or obligation to which SRC is a party or by which it or any of its assets or properties is bound, which default, breach or other action individually or in the aggregate has or would reasonably be expected to have a SRC Material Adverse Effect.

   (b) Except for such filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities or "Blue Sky" laws or regulations (the "Blue Sky Laws") or any exchange upon which SRC Shares are listed, and except for the filing and recordation of a Certificate of Merger as required by the DGCL, there is no other consent, approval, order or authorization of, or filing with, or any permit from, or any notice to, any court, arbitral tribunal, administrative agency or commission or other governmental, regulatory or administrative authority required to be obtained by SRC in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby the failure of which to obtain would, as may reasonably be foreseen, individually or in the aggregate, (i) have a SRC Material Adverse Effect or (ii) preclude, impair or materially delay consummation of the transactions contemplated by this Agreement.

   2.6 SRC Public Information.

   (a) SRC has filed all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 1999 under the Exchange Act or the Securities Act (together with all subsequent forms, reports, schedules, statements, amendments and other documents filed by SRC with the United States Securities and Exchange Commission (the "SEC") prior to the Effective Date, collectively, the "SRC Public Reports"). As of their respective dates, the SRC Public Reports (x) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) complied as to form in all material respects with the applicable laws and rules and regulations of the SEC. No SRC Subsidiary has been required to file any forms, reports, or other documents with the SEC.

   (b) The consolidated financial statements of SRC (including any footnotes thereto) contained in the SRC Public Reports (the "SRC Financial Statements") have been prepared from, and are in accordance with, the books and records of SRC and have been prepared in accordance with the published rules and regulations of the SEC and generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be otherwise indicated therein) and fairly present the consolidated financial position of SRC and SRC Subsidiaries as of the dates thereof and the consolidated results of operations, changes in shareholders' equity and cash flows of SRC and SRC Subsidiaries for the periods then ended. The consolidated balance sheet of SRC at December 30, 2000 included in the SRC Public Reports is herein sometimes referred to as the "SRC Balance Sheet."

   (c) The SRC Financial Statements reflect reserves appropriate and adequate for all known material liabilities and reasonably anticipated losses and disclosure of all contingent liabilities as required by generally accepted accounting principles. SRC has disclosed to the Company all material facts relating to the preparation of the SRC Financial Statements, including the basis of accounting for affiliated transactions, and has made available, (or, upon request, will make available) to the Company all worksheets, notes and schedules related to such financial statements.

   (d) Except as and to the extent of the amounts specifically reflected on or reserved against in the SRC Balance Sheet or as set forth on Schedule 2.6 of the SRC Disclosure Schedule, there are no liabilities or obligations of SRC (or any SRC Subsidiary) of the type required to be reflected on a balance sheet prepared in accordance with GAAP or disclosed in the footnotes thereto, due or to become due, accrued, absolute, contingent or otherwise, except for current liabilities incurred since the date of the SRC Balance Sheet in the ordinary course of business and consistent with past practice.

   2.7 No Material Adverse Changes. Since December 30, 2000 and on or prior to the date hereof, except as set forth on Schedule 2.7 of the SRC Disclosure Schedule or in the SRC Public Reports filed prior to the date hereof, there has been no change, event, loss or occurrence in the business of SRC (including the incurrence of any liability of any nature, whether accrued, contingent or otherwise) or any SRC Subsidiary that has had or would reasonably be expected to have a SRC Material Adverse Effect.

   2.8 Legal Proceedings. Except as set forth on Schedule 2.8 of the SRC Disclosure Schedule or described in the SRC Public Reports, as of the date of this Agreement SRC has no Knowledge of any material pending or material threatened litigation, governmental investigation or other proceeding against SRC or any SRC Subsidiary or the transactions contemplated by this Agreement for which SRC or any SRC Subsidiary is uninsured or which, if resolved adversely to SRC, would, as may reasonably be foreseen, individually or in the aggregate, have a SRC Material Adverse Effect.

   2.9 Contracts, etc. SRC has made available to Company true copies of all material written contracts, obligations and commitments of SRC and the SRC Subsidiaries entered into in connection with and related to the business and operations of SRC and the SRC Subsidiaries which contracts, obligations or commitments are material to the operations of SRC and the SRC Subsidiaries, taken as a whole. Except as otherwise set forth on Schedule 2.9 of the SRC Disclosure Schedule, to SRC's Knowledge, all of such contracts, obligations and commitments are valid, binding and enforceable in accordance with their terms (assuming the other parties thereto are bound) and are in full force and effect, except where such invalidity or unenforceability would not, as may reasonably be foreseen, individually or in the aggregate, have a SRC Material Adverse Effect. Except as set forth on Schedule 2.9 of the SRC Disclosure Schedule, to SRC's Knowledge no default or alleged default by SRC or the SRC Subsidiaries exists under such contracts, obligations or commitments, except for defaults or alleged defaults which would not, as may reasonably be foreseen, individually or in the aggregate, have a SRC Material Adverse Effect.

   2.10 Subsequent Events. Except as set forth on Schedule 2.10 of the SRC Disclosure Schedule or disclosed in the SRC Public Reports, neither SRC nor any SRC Subsidiary has, since December 30, 2000:

     (a) discharged or satisfied any material lien or encumbrance, or paid or satisfied any material obligation or liability (absolute, accrued, contingent or otherwise) other than (i) liabilities shown or reflected on the SRC Balance Sheet or (ii) liabilities incurred since the date of the SRC Balance Sheet in the ordinary course of business, which discharge or satisfaction would not, as may reasonably be foreseen, individually or in the aggregate, have a SRC Material Adverse Effect;

     (b) increased or established any reserve for taxes or any other liability on its books or otherwise provided therefor which would, as may reasonably be foreseen, individually or in the aggregate, have a SRC Material Adverse Effect, except as may have been required due to income or operations of SRC since the date of the SRC Balance Sheet;

     (c) mortgaged, pledged or subjected to any lien, charge or other encumbrance any of the assets, tangible or intangible, which assets are material to the consolidated business or financial condition of SRC;

     (d) sold or transferred any of the assets material to the consolidated business of SRC, canceled any material debts or claims or waived any material rights, except in the ordinary course of business;

     (e) except for this Agreement and any other agreement executed and delivered pursuant to this Agreement, entered into any material transaction other than in the ordinary course of business or permitted under this Agreement; or

     (f) issued any stock, bonds or other securities, other than stock options granted to employees, directors or consultants of SRC or warrants granted to third parties or shares of common stock issuable pursuant thereto or pursuant to any other contract or agreement outstanding as of the date hereof, all of which are disclosed on Schedule 2.2 of the SRC Disclosure Schedule.

   2.11 Inventories. All inventories reflected on the SRC Balance Sheet were as of the date thereof, and those existing at the Effective Time, are (and will be) carried at amounts which reflect valuations pursuant to SRC's normal inventory valuation policy of stating inventory at the lower of cost or market on a first-in first-out basis, all in accordance with GAAP. Except as set forth in Schedule 2.11 of the SRC Disclosure Schedule, since the date of the SRC Balance Sheet, no inventory items have been sold or disposed of except through sales in the ordinary course of business and consistent with past practice.

   2.12 Tax Returns. SRC and the SRC Subsidiaries have filed all tax returns required to be filed by them or requests for extensions to file such returns or reports have been timely filed and granted and have not expired, except to the extent that such failures to file do not, as may reasonably be foreseen, individually or in the aggregate, have a SRC Material Adverse Effect. Except as disclosed on Schedule 2.12 of the SRC Disclosure Schedule, SRC or any SRC Subsidiary has made all payments shown as due on such returns. Except as disclosed on Schedule 2.12 of the SRC Disclosure Schedule, SRC has not been notified that any tax returns of SRC are currently under audit by the Internal Revenue Service or any state or local tax agency. Except as set forth on
Schedule 2.12 of the SRC Disclosure Schedule, no agreements have been made by SRC for the extension of time or the waiver of the statute of limitations for the assessment or payment of any federal, state or local taxes.

   2.13 Commissions and Fees. Except as set forth on Schedule 2.13 of the SRC Disclosure Schedule, there are no valid claims for brokerage commissions or finder's or similar fees in connection with the transactions contemplated by this Agreement attributable to any agreement or commitment made by or on behalf of SRC.

   2.14 Employee Benefit Plans; Employment Matters.

   (a) Except as set forth on Schedule 2.14(a) of the SRC Disclosure Schedule, neither SRC nor any SRC Subsidiary has established or maintains or is obligated to make contributions to or under or otherwise participate in (i) any bonus or other type of incentive compensation plan, program, agreement, policy, commitment, contract or arrangement (whether or not set forth in a written document), (ii) any pension, profit-sharing, retirement or other plan, program or arrangement providing for deferred compensation, or (iii) any other employee benefit plan, fund or program described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except as disclosed on Schedule 2.14(a) of the SRC Disclosure Schedule, all such plans listed on Schedule 2.14(a) of the SRC Disclosure Schedule (individually, a "Plan" and collectively, the "Plans") have been operated and administered in all material respects in accordance with, as applicable, ERISA, the Code, Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act of 1967, as amended, the Age Discrimination in Employment Act of 1967, as amended, and the related rules and regulations adopted by those federal agencies responsible for the administration of such laws. Except as disclosed on Schedule 2.14(a) of the SRC Disclosure Schedule, no act or failure to act by SRC or any SRC Subsidiary has resulted in a "prohibited transaction" (as defined in ERISA) with respect to the Plans that is not subject to a statutory or regulatory exception. No "reportable event" (as defined in ERISA) which requires the filing of a report thereof with the Pension Benefit Guaranty Corporation has occurred with respect to any of the Plans which is subject to Title IV of ERISA. None of SRC or the SRC Subsidiaries has previously made, is currently making, or is obligated in any way to make, any contributions to any multi-employer plan within the meaning of the Multi-Employer Pension Plan Amendments Act of 1980, as amended. Except as disclosed on Schedule 2.14(a) of the

SRC Disclosure Schedule, each Plan (and any trust relating thereto) intended to be a qualified plan under Section 401(a) of the Internal Revenue Code (the "Code") either has been determined by the Internal Revenue Service to be so qualified or is the subject of a pending application for such a determination that was timely filed. No accumulated funding deficiency (as determined in Section 412 of the Code and Section 302 of ERISA) exists (whether or not waived) with respect to any Plan, and all required contributions have been made. No Plan that is a defined benefit plan has been terminated, and no proceedings to terminate any such Plan are pending, contemplated or threatened.

   (b) Except as set forth on Schedule 2.14(b) of the SRC Disclosure Schedule, neither SRC nor any SRC Subsidiary is a party to any oral or written union, guild or collective bargaining agreement which agreement covers employees in the United States (nor is it aware of any union organizing activity currently being conducted with respect to any of its employees).

   2.15 Compliance with Laws in General. Except as set forth on Schedule 2.15 of the SRC Disclosure Schedule or disclosed in the SRC Public Reports, SRC and the SRC Subsidiaries hold all material permits, licenses, variances, exemptions, orders, registrations and approvals of all governmental entities which are required for the operation of the business of SRC and its SRC Subsidiaries (collectively, the "SRC Permits"), except where the failure to have any such SRC Permits individually or in the aggregate would not have a SRC Material Adverse Effect. SRC and the SRC Subsidiaries are in compliance with the terms of the SRC Permits and all applicable statutes, laws, ordinances, rules and regulations, except where the failure so to comply individually or in the aggregate would not have a SRC Material Adverse Effect.

   2.16 Intellectual Property.

   (a) Except as set forth in Schedule 2.16(a) of the SRC Disclosure Schedule, SRC owns, or is licensed or otherwise entitled to exercise all rights under or with respect to all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, and trade secrets (the "Intellectual Property Rights") employed in the operation of the business of SRC and the SRC Subsidiaries as currently conducted. Schedule 2.16 of the SRC Disclosure Schedule lists all SRC registered copyrights, registered trademarks, trade names and service marks, and any applications therefor (the "SRC Intellectual Property Rights"). Schedule 2.16(a) lists all material licenses, sublicenses and other agreements (each, a "Material IP Agreement") as to which SRC or any SRC Subsidiary is a party and pursuant to which SRC or any SRC Subsidiary is authorized to use third party patents, registered copyrights, registered trademarks, trade names and service marks, and any applications therefor (the "Third Party Intellectual Property Rights").

   (b) SRC is not, and as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder will not be, in violation of any Material IP Agreement. Except as disclosed in Schedule 2.16(b) and except for those Intellectual Property Rights which are in the public domain, SRC is the sole and exclusive owner or licensee of, with all right, title and interest in and to (free and clear of any liens or encumbrances), its Intellectual Property Rights, and has sole and exclusive rights in respect thereof, and is not contractually obligated to pay any compensation to any third party in connection therewith.

   (c) Except as disclosed in Schedule 2.16(c), no claims with respect to the SRC Intellectual Property Rights have been asserted against SRC or any SRC Subsidiary and SRC does not know of any grounds for any claims (i) to the effect that any business of SRC as currently conducted infringes on or misappropriates any patents, copyrights, trademarks, trade names or service marks in which a third party has any rights, or (ii) challenging the ownership, validity or effectiveness of any of the SRC Intellectual Property Rights. Except as set forth on Schedule 2.16(c), no SRC Intellectual Property Right is subject to any lien, encumbrance or other secured interest.

   2.17 Insurance. Schedule 2.17 of the SRC Disclosure Schedule sets forth a complete and correct list of all material insurance policies and programs (other than welfare benefit insurance policies and programs), including self-insurance programs, maintained by SRC.

   2.18 Properties. Schedule 2.18 of the SRC Disclosure Schedule sets forth a list of all material real property owned by SRC. Schedule 2.18 of the SRC Disclosure Schedule sets forth by office location all material real property used or occupied by SRC that is held under lease or sublease by SRC (the "Leases"). Except for the properties subject to the Leases and as set forth on
Schedule 2.18 of the SRC Disclosure Schedule, SRC and the SRC Subsidiaries have good title, free and clear of all liens, mortgages, claims, restrictions, pledges, or other claims or encumbrances to all their material tangible properties and tangible assets reflected on the SRC Balance Sheet or acquired since the date thereof, except for (i) liens for current taxes not yet due and payable, (ii) assets disposed of since the date of the SRC Balance Sheet in the ordinary course of business, (iii) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers and materialmen, (iv) liens in respect of pledges or deposits under workers' compensation laws, and (v) liens and encumbrances which do not affect marketability of title or the use being made of such properties or immaterial title defects, all of which, individually and in the aggregate, do not have a SRC Material Adverse Effect. The Leases are in full force and effect, and SRC holds a valid existing leasehold interest under each of the Leases on the terms set forth in such Leases, SRC has made available to the Company complete and accurate copies of each of the Leases, and none of the Leases has been modified in any material respect, except to the extent such modifications are disclosed by the copies delivered to the Company or which modifications individually or in the aggregate, do not have a SRC Material Adverse Effect.

   2.19 Environmental Matters.

   (a) Except as set forth on Schedule 2.19(a), neither SRC nor any SRC Subsidiary (i) has received written notice from any person, including but not limited to, a governmental entity, alleging that SRC or any SRC Subsidiary is in violation of any applicable material Environmental Law or otherwise may be liable under any applicable Environmental Law, including but not limited to, liability in connection with a Cleanup (as hereinafter defined), which violation or liability is unresolved or which is reasonably likely to result in a SRC Material Adverse Effect, (ii) knows of any event or circumstance that exists which (A) may constitute or result in a violation by SRC or any SRC Subsidiary of, or the failure on the part of SRC or any SRC Subsidiary to comply with such Environmental Laws, or (B) may give rise to any obligation on the part of SRC or any SRC Subsidiary to undertake, or to bear all or any portion of the cost of any Cleanup which, in the case of clauses (A) or (B), could have a SRC Material Adverse Effect.

   (b) Except as set forth on Schedule 2.19(b), to the Knowledge of SRC, there have been no releases, spills or discharges of Regulated Materials (as hereinafter defined) on or underneath any location which is owned, leased or otherwise operated by SRC or any SRC Subsidiary (the "SRC Properties"), which release, spills or discharges could have a SRC Material Adverse Effect. There are no pending or, to the Knowledge of SRC, threatened, claims, liens, encumbrances or other restrictions of any nature, resulting from Environmental Laws, with respect to or affecting any of the SRC Properties.

   (c) For the purposes of this Agreement the following terms shall have the following meanings:

     "Cleanup" means all actions required to: (a) cleanup, remove, treat or remediate Regulated Materials; (ii) prevent the release of Regulated Materials so that they do not migrate, endanger or threaten to endanger public health or welfare or the environment; (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care; (iv) respond to any government or private party requests for information or documents in any way relating to cleanup, removal, treatment or remediation or potential cleanup, removal, treatment or remediation of Regulated Materials in the environment; or (v) any legal or administrative proceeding related to items (i) through (iv) including, but not limited to, actions brought by third parties to recover costs incurred with respect to Cleanup.

     "Environmental Laws" shall mean all federal, state, local laws, statutes, ordinances, codes, rules and regulations related to the protection of the environment, natural resources, or the handling, use, recycling, generation, treatment, storage, transportation or disposal of Regulated Materials.

     "Regulated Materials" shall mean any pollutants, contaminants, toxic, hazardous or extremely hazardous substances, materials, wastes, constituents, compounds, chemicals, natural or man-made elements or forces that are regulated by, or may now or in the future form the basis of liability under, any Environmental Laws.

   2.20 Vote Required. The following stockholder votes are the only votes required of the holders of any class or series of SRC or EAC capital stock necessary to approve this Agreement, the Merger and the transactions contemplated hereby: (a) the affirmative vote of a majority of the outstanding EAC Shares entitled to vote thereon; and (b) the affirmative vote of a majority of the issued and outstanding SRC Common Stock and SRC Preferred Stock voting together as a single class in connection with the amendment of the SRC Certificate of Incorporation to increase the authorized capital stock of SRC, in the form attached hereto as Exhibit B (the "SRC Certificate of Amendment").

   2.21 Absence of Undisclosed Liabilities. Except as and to the extent of the amounts specifically reflected on or reserved against in the SRC Financial Statements or as set forth on Schedule 2.21 of the SRC Disclosure Schedule, there are no liabilities or obligations of SRC of any material nature whatsoever, due or to become due, accrued, absolute, contingent or otherwise, except for current liabilities incurred in the ordinary course of business and consistent with past practice.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

   The Company hereby represents and warrants to each of SRC and EAC, as of the date hereof, as follows (for purposes of this Article III and the corresponding Disclosure Schedules, all references to the Company shall include the Company Subsidiaries):

   3.1 Corporate Organization.

   (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

   (b) The Company has all requisite governmental authorizations, certificates, licenses, consents and approvals required to carry on its business as presently conducted, except where the failure to possess such authorizations, certificates, licenses, consents and approvals (either individually or in the aggregate) would not have a Company Material Adverse Effect (as defined below). The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of the activities conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing (either in one jurisdiction or in the aggregate) would not have a Company Material Adverse Effect. For purposes of this Agreement, "Company Material Adverse Effect" shall mean with respect to Company, any fact, event, change, circumstance or effect that is materially adverse to the business, financial condition, operations, results of operations or assets of the Company and its Subsidiaries, taken as a whole.

   3.2 Authorization of Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and each instrument required hereby to be executed and delivered by it at the Closing, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and each instrument required hereby to be executed and delivered by it at the Closing and the performance of its obligations hereunder and thereunder have been duly and validly authorized by the Board of Directors of the Company. Except for filing of the Certificate of Merger, no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by SRC and EAC, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

   3.3 Capitalization. The authorized capital stock of the Company consists of
(i) 1,700,000 shares of Company Common Stock, of which 609,554 shares are issued and outstanding, as of the date of this Agreement, and none of which are issued and held as treasury shares and (ii) 900,000 shares of Preferred Stock, par value $0.001 per share. Of the shares of Preferred Stock, (i) 200,000 constitute Company Series A Preferred Shares, of which 118,178 are issued and outstanding as of the date of this Agreement, (ii) 416,840 constitute Company Series B Preferred Shares, of which 75,082 are issued and outstanding as of the date of this Agreement, and (iii) 283,160 are undesignated and have not been issued. Except as set forth on Schedule 3.3 of the Company Disclosure Schedule, there are not any outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or any other agreements of any character obligating Company to issue any additional shares of capital stock of the Company or any other securities convertible into or evidencing the right to subscribe for any such shares. All of the outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

   3.4 Company Subsidiaries. Schedule 3.4 of the Company Disclosure Schedule sets forth a list of all subsidiaries of the Company (individually, a "Company Subsidiary", and collectively, the "Company Subsidiaries") and their states of incorporation. All of the issued and outstanding shares of capital stock of each Company Subsidiary are duly and validly issued, fully paid and nonassessable and owned, directly or indirectly, by the Company, free and clear of any Liens.

   3.5 Non-Contravention; Consents.

   (a) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby does or will:

     (i) violate, conflict with, or constitute a default under, the Certificate of Incorporation, as amended, or Bylaws, as amended, of the Company or any Company Subsidiary; or

     (ii) assuming that all consents, approvals, orders or authorizations contemplated by subsection (b) below have been obtained and all filings described therein have been made, (A) violate any statute or law or any rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to which the Company or any Company Subsidiary or any of their respective assets or properties are subject, which violation, individually or in the aggregate, has or would reasonable be expected to have a Company Material Adverse Effect, or (B) except as disclosed on
  Schedule 3.5 of the Company Disclosure Schedule, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give rise to any right of termination, acceleration or modification of, any note, bond, mortgage, indenture, deed of trust, license, lease or other agreement, instrument or obligation to which Company or any Company Subsidiary is a party or by which their or any of their assets or properties may be bound, which default, breach or other action individually or in the aggregate has or would reasonably be expected to have a Company Material Adverse Effect.

   (b) Except for such filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act and the Blue Sky laws, and except for the filing and recordation of a Certificate of Merger as required by the DGCL, there is no other consent, approval, order or authorization of, or filing with, or any permit from, or any notice to, any court, arbitral tribunal, administrative agency or commission or other governmental, regulatory or administrative authority required to be obtained by the Company in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby, the failure of which to obtain would, as may reasonably be foreseen, individually or in the aggregate, (i) have a Company Material Adverse Effect, or (ii) preclude, impair or materially delay consummation of the transactions contemplated by this Agreement.

   3.6 Financial Information. The Company has previously furnished to SRC true and complete copies of the unaudited balance sheet of the Company and its Subsidiaries for the fiscal years ended as of December 31, 2000 and the related results of operations, changes in shareholders' equity and cash flows of Company and its Subsidiaries for the period then ended (the audited balance sheet of the Company and its Subsidiaries for the fiscal year ended as of December 31, 2000, the "Company Balance Sheet"). All such financial statements referred to in the previous sentence (the "Financial Statements") have been prepared from, and are in accordance with, the books and records of Company and, except as indicated on Schedule 3.6 of the Company Disclosure Schedule,
(i) have been prepared in accordance with GAAP (except as may be otherwise indicated therein) and (ii) fairly present the consolidated financial position of Company and its Subsidiaries as of the date thereof and the consolidated results of operations, changes in shareholders' equity and cash flows of Company and its Subsidiaries for the periods then ended, except that such unaudited financial statements are subject to normal and recurring year-end adjustments. The Financial Statements reflect reserves appropriate and adequate for all known material liabilities and reasonably anticipated losses and disclosure of all contingent liabilities as required by generally accepted accounting principles. The Company has disclosed to SRC all material facts relating to the preparation of the Financial Statements, including the basis of accounting for affiliated transactions, and has made (or upon request by SRC will make) available to SRC any worksheets, notes and schedules related to such financial statements.

   3.7 Absence of Undisclosed Liabilities. Except as and to the extent of the amounts specifically reflected on or reserved against in the Company Balance Sheet or as set forth on Schedule 3.7 of the Company Disclosure Schedule, there are no liabilities or obligations of the Company of any material nature whatsoever, due or to become due, accrued, absolute, contingent or otherwise, except for current liabilities incurred in the ordinary course of business and consistent with past practice.

   3.8 No Material Adverse Changes. Since December 31, 2000 and on or prior to the date hereof, except as set forth on Schedule 3.8 of the Company Disclosure Schedule, the Company has conducted its business only in the ordinary and usual course and in a manner consistent with past practice and, since such date, there has been no change, event, loss or occurrence in the business of Company (including the incurrence of any liability of any nature, whether accrued, contingent or otherwise) that has had or would reasonably be expected to have a Company Material Adverse Effect.

   3.9 Legal Proceedings. Except as set forth on Schedule 3.9 of the Company Disclosure Schedule, as of the date this Agreement, the Company has no Knowledge of any material pending or material threatened litigation, governmental investigation or other proceeding against the Company or the transactions contemplated by this Agreement for which the Company is uninsured or which, if resolved adversely to the Company, would, as may reasonably be foreseen, individually or in the aggregate, have a Company Material Adverse Effect.

   3.10 Commissions and Fees. Except as set forth on Schedule 3.10, there are no claims for brokerage commissions, investment bankers' fees or finder's fees in connection with the transaction contemplated by this Agreement attributable to any agreement or commitment made by or on behalf of the Company.

   3.11 Information Statement; Proxy Statement. The information supplied by the Company for inclusion in the Information Statement shall not, at the time it is distributed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by the Company for inclusion in the Proxy Statement (as defined in Section 5.1 herein) shall not, on the date the Proxy Statement is first mailed to the stockholders of SRC, at the time of the SRC Stockholders' Meeting and at the Effective Time, contain any statement which, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the SRC Stockholders' Meeting which has become materially false or misleading. If at any time prior to the Effective Time any event relating to the Company or any of its affiliates, officers or directors is discovered by the Company which should be set forth in an amendment to the Information Statement or an amendment or supplement to the Proxy Statement, the Company shall promptly inform SRC.

   3.12 Compliance with Laws.

   (a) Each of Company and its Subsidiaries has all permits, licenses, variances, exemptions, orders, registrations and approvals of all governmental entities (collectively, the "Company Permits") necessary to conduct the business of the Company and its Subsidiaries as currently conducted, respectively; such Company Permits are in full force and effect; and all applications for renewal necessary to maintain any Company Permit in effect have been filed, except, in each case, where the failure to own, maintain or renew such Company Permits would not, individually or in the aggregate, have a Company Material Adverse Effect. No proceeding is pending, or to the Knowledge of the Company, threatened to revoke or limit any Company Permit.

   (b) Neither the Company nor any of its Subsidiaries is in violation of any applicable law, ordinance or regulation or any order, judgment, injunction, decree or other requirement of any court, arbitrator or governmental or regulatory body, except for violations that would not, in the aggregate, have a Company Material Adverse Effect.

   (c) To the Knowledge of the Company, there is no investigation or review pending by any governmental body or authority with respect to the Company.

   3.13 Subsequent Events. Except as set forth on Schedule 3.13 of the Company Disclosure Schedule the Company has not, since December 31, 2000:

     (a) discharged or satisfied any material lien or encumbrance, or paid or satisfied any material obligation or liability (absolute, accrued, contingent or otherwise) other than (i) liabilities shown or reflected on the Company Balance Sheet or (ii) liabilities incurred since the date of the Company Balance Sheet in the ordinary course of business, which discharge or satisfaction would not, as may reasonably be foreseen, individually or in the aggregate, have a Company Material Adverse Effect;

     (b) increased or established any reserve for taxes or any other liability on its books or otherwise provided therefor which would, as may reasonably be foreseen, individually or in the aggregate, have a Company Material Adverse Effect, except as may have been required due to income or operations of the Company since the date of the Company Balance Sheet;

     (c) mortgaged, pledged or subjected to any lien, charge or other encumbrance any of the assets, tangible or intangible, which assets are material to the consolidated business or financial condition of the Company;

     (d) sold or transferred any of the assets material to the consolidated business of the Company, canceled any material debts or claims or waived any material rights, except in the ordinary course of business;

     (e) except for this Agreement and any other agreement executed and delivered pursuant to this Agreement, entered into any material transaction other than in the ordinary course of business or permitted under this Agreement; or

     (f) issued any stock, bonds or other securities, other than stock options granted to employees, directors or consultants of the Company or warrants granted to third parties or shares of common stock issuable pursuant thereto or pursuant to any other contract or agreement outstanding as of the date hereof, all of which are disclosed on Schedule 3.3 of the Company Disclosure Schedule.

   3.14 Tax Returns. The Company has filed all tax returns required to be filed by it or requests for extensions to file such returns or reports have been timely filed and granted and have not expired, except to the extent that such failures to file do not, as may reasonably be foreseen, individually or in the aggregate, have a Company Material Adverse Effect. Except as disclosed on Schedule 3.14 of the Company Disclosure Schedule, the Company has made all payments shown as due on such returns. Except as disclosed on Schedule 3.14 of the Company Disclosure Schedule, the Company has not been notified that any tax returns of the Company are currently under audit by the Internal Revenue Service or any state or local tax agency. Except as set forth on Schedule 3.14 of the Company Disclosure Schedule, no agreements have been made by the Company for the extension of time or the waiver of the statute of limitations for the assessment or payment of any federal, state or local taxes.

   3.15 Employee Benefit Plans; Employment Matters.

   (a) Except as set forth on Schedule 3.15(a) of the Company Disclosure Schedule, the Company has neither established nor maintains nor is obligated to make contributions to or under or otherwise participate in (i) any bonus or other type of incentive compensation plan, program, agreement, policy, commitment, contract or arrangement (whether or not set forth in a written document), (ii) any pension, profit-sharing, retirement or other plan, program or arrangement providing for deferred compensation, or (iii) any other employee benefit plan, fund or program described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except as disclosed on Schedule 3.15(a) of the Company Disclosure Schedule, all such plans listed on Schedule 3.15(a) of the Company Disclosure Schedule (individually, a "Company Plan" and collectively, the "Company Plans") have been operated and administered in all material respects in accordance with, as applicable, ERISA, the Code, Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act of 1967, as amended, the Age Discrimination in Employment Act of 1967, as amended, and the related rules and regulations adopted by those federal agencies responsible for the administration of such laws. Except as disclosed on Schedule 3.15(a) of the Company Disclosure Schedule, no act or failure to act by the Company has resulted in a "prohibited transaction" (as defined in ERISA) with respect to the Company Plans that is not subject to a statutory or regulatory exception. No "reportable event" (as defined in ERISA) which requires the filing of a report thereof with the Pension Benefit Guaranty Corporation has occurred with respect to any of the Company Plans which is subject to Title IV of ERISA. The Company has not previously made, is not currently making, and is not obligated in any way to make, any contributions to any multi-employer plan within the meaning of the Multi-Employer Pension Plan Amendments Act of 1980, as amended.

   (b) Except as set forth on Schedule 3.15(b) of the Company Disclosure Schedule, the Company is not a party to any oral or written union, guild or collective bargaining agreement which agreement covers employees in the United States (nor is it aware of any union organizing activity currently being conducted with respect to any of its employees).

   3.16 Intellectual Property.

   (a) Except as set forth in Schedule 3.16(a) of the Company Disclosure Schedule, the Company owns, or is licensed or otherwise entitled to exercise all rights under or with respect to all Intellectual Property Rights employed in the operation of the Company's business as currently conducted. Schedule
3.16 of the Company Disclosure Schedule lists all Company registered copyrights, registered trademarks, trade names and service marks, and any applications therefor (the "Company Intellectual Property Rights"). Schedule 3.16(a) lists all material licenses, sublicenses and other agreements (each, a "Company Material IP Agreement") as to which the Company is a party and pursuant to which the Company is authorized to use Third Party Intellectual Property Rights.

   (b) The Company is not, and as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder will not be, in violation of any Company Material IP Agreement. Except as disclosed in
Schedule 3.16(b) and except for those Intellectual Property Rights which are in the public domain, the Company is the sole and exclusive owner or licensee of, with all right, title and interest in and to (free and clear of any liens or encumbrances), its Intellectual Property Rights, and has sole and exclusive rights in respect thereof, and is not contractually obligated to pay any compensation to any third party in connection therewith.

   (c) Except as disclosed in Schedule 3.16(c), no claims with respect to the Company Intellectual Property Rights have been asserted against the Company and the Company does not know of any grounds for any claims (i) to the effect that any business of the Company as currently conducted infringes on or misappropriates any patents, copyrights, trademarks, trade names or service marks in which a third party has any rights, (ii) challenging the ownership, validity or effectiveness of any of the Company Intellectual Property Rights. Except as set forth on Schedule 3.16(c), no Company Intellectual Property Right is subject to any lien, encumbrance or other secured interest.

   3.17 Properties. Schedule 3.17 of the Company Disclosure Schedule sets forth a list of all material real property owned by the Company. Schedule 3.17 of the Company Disclosure Schedule sets forth by office location all material real property used or occupied by the Company that is held under lease or sublease by the Company (the "Company Leases"). Except for the properties subject to the Company Leases and as set forth on Schedule 3.18 of the Company Disclosure Schedule, the Company has good title, free and clear of all liens, mortgages, claims, restrictions, pledges, or other claims or encumbrances to all their material tangible properties and tangible assets reflected on the Company Balance Sheet or acquired since the date thereof, except for (i) liens for current taxes not yet due and payable, (ii) assets disposed of since the date of the Company Balance Sheet in the ordinary course of business, (iii) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers and materialmen,
(iv) liens in respect of pledges or deposits under workers' compensation laws, and (v) liens and encumbrances which do not affect marketability of title or the use being made of such properties or immaterial title defects, all of which, individually and in the aggregate, do not have a Company Material Adverse Effect. The Company Leases are in full force and effect, and the Company holds a valid existing leasehold interest under each of the Company Leases on the terms set forth in such Company Leases, the Company has delivered to SRC complete and accurate copies of each of the Company Leases, and none of the Company Leases has been modified in any material respect, except to the extent such modifications are disclosed by the copies delivered to SRC or which modifications individually or in the aggregate, do not have a Company Material Adverse Effect.

   3.18 Environmental Matters.

   (a) Except as set forth on Schedule 3.18(a), neither the Company nor any Company Subsidiary (i) has received written notice from any person, including but not limited to, a governmental entity, alleging that the Company or any Company Subsidiary is in violation of any applicable material Environmental Law or otherwise may be liable under any applicable Environmental Law, including but not limited to, liability in connection with a Cleanup (as hereinafter defined), which violation or liability is unresolved or which is reasonably likely to result in a Company Material Adverse Effect, (ii) knows of any event or circumstance that exists which (A) may constitute or result in a violation by the Company of, or the failure on the part of the Company to comply with such Environmental Laws, or (B) may give rise to any obligation on the part of the Company to undertake, or to bear all or any portion of the cost of any Cleanup which, in the case of clauses (A) or (B), could have a Company Material Adverse Effect.

   (b) Except as set forth on Schedule 3.18(b), to the Knowledge of the Company, there have been no releases, spills or discharges of Regulated Materials on or underneath any location which is owned, leased or otherwise operated by the Company (the "Company Properties"), which release, spills or discharges could have a Company Material Adverse Effect. There are no pending or, to the Knowledge of the Company, threatened, claims, liens, encumbrances or other restrictions of any nature, resulting from Environmental Laws, with respect to or affecting any of the Company Properties.

   3.19 Vote Required. The following stockholder vote is the only vote required of the holders of any class or series of Company capital stock necessary to approve this Agreement, the Merger and the transactions contemplated hereby: the affirmative vote of a majority of the outstanding Company Shares entitled to vote thereon and the affirmative vote of a majority of the Company Series B Preferred Shares entitled to vote thereon.

                                  ARTICLE IV

                    CONDUCT OF BUSINESS PENDING THE MERGER

   4.1 Conduct of Business Pending the Merger.

   (a) By SRC. Except as contemplated by this Agreement or as set forth on
Schedule 4.1(a) of the SRC Disclosure Schedule, during the period from the date of this Agreement to the Effective Time, SRC and the SRC Subsidiaries shall in all material respects conduct its operations according to its ordinary and usual course of business and consistent in all material respects with past practice and SRC shall use commercially reasonable efforts to preserve intact in all material respects the business organization of SRC, keep available the services of its current officers, and preserve in all material respects the goodwill of those having advantageous business relationships with it and the SRC Subsidiaries. Without limiting the generality of the foregoing, and except as contemplated by this Agreement, as set forth in the SRC Disclosure Schedule or as described in Schedule 4.1(a) of the SRC Disclosure Schedule, prior to the Effective Time, neither SRC nor any of the SRC Subsidiaries, as the case may be, will, without the prior written consent of the Company:

     (i) issue, sell or pledge, or authorize or propose the issuance, sale or pledge of, additional shares of its capital stock or securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or other convertible securities, other than shares of SRC Common Stock issuable upon the exercise of options or warrants issued and outstanding on the date hereof;

     (ii) split, combine, subdivide, reclassify or redeem, or purchase or otherwise acquire, or propose to do any of the foregoing with respect to, any of its outstanding securities;

     (iii) declare or pay any dividend or distribution on the SRC Common
  Stock;

     (iv) subject to the fiduciary duties of the Board of Directors of SRC and except described in Schedule 4.1(a) of the SRC Disclosure Schedule, purchase or otherwise acquire, sell or otherwise dispose of or encumber (or enter into any agreement to so purchase or otherwise acquire, sell or otherwise dispose of or encumber) material properties or material assets except in the ordinary course of business;

     (v) subject to the rights of the stockholders of SRC under applicable law, adopt any amendments to the Certificate of Incorporation or Bylaws of SRC except the Certificate of Amendment;

     (vi) (A) increase the compensation of any of its directors, officers or key employees, except pursuant to the terms of agreements or plans currently in effect, in amounts consistent with past practice; (B) pay or agree to pay any pension, retirement allowance or other employee benefit not required or permitted by any existing plan, agreement or arrangement to any director, officers or key employee consistent with past practice; (C) commit itself (other than pursuant to any collective bargaining agreement) to any additional pension, profit-sharing, bonus, extra compensation, incentive, deferred compensation, stock purchaser, stock option, stock appreciation right, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or to any employment or consulting agreement with or for the benefit of any director, officer or key employee, whether past or present consistent with past practice; or (D) except as required by applicable law or as reported on Schedule 4.1(a)(vi) of the SRC Disclosure Schedule, amend in any material respect any such material plan, agreement or arrangement; or

     (vii) except in the ordinary course of business and consistent with past practice, (A) incur any material amount of long-term indebtedness for borrowed money or issue any material amount of debt securities or assume, guarantee or endorse the obligations of any other person except for obligations of wholly-owned

  SRC Subsidiaries; (B) make any material loans, advances or capital contributions to, or investments in, any other person (other than to wholly-owned SRC Subsidiaries or customary loans or advances to employees in amounts not material to the maker of such loan or advance); (C) pledge or otherwise encumber shares of capital stock of SRC or a material portion of the capital stock of any SRC Subsidiaries, or (D) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material lien thereupon.

   (b) By the Company. Except as contemplated by this Agreement or as set forth on Schedule 4.1 of the Company Disclosure Schedule, during the period from the date of this Agreement to the Effective Time, the Company and the Company Subsidiaries shall in all material respects conduct its operations according to its ordinary and usual course of business and consistent in all material respects with past practice and the Company shall use commercially reasonable efforts to preserve intact in all material respects the business organization of the Company, keep available the services of its current officers, and preserve in all material respects the goodwill of those having advantageous business relationships with it and the Company Subsidiaries. Without limiting the generality of the foregoing, and except as contemplated by this Agreement, as set forth in the Company Disclosure Schedule or as disclosed in writing to the Company on or prior to the date hereof, prior to the Effective Time, neither the Company nor any of the Company Subsidiaries, as the case may be, will, without the prior written consent of Company:

     (i) issue, sell or pledge, or authorize or propose the issuance, sale or pledge of, additional shares of its capital stock or securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or other convertible securities, other than shares of Company Common Stock issuable upon the exercise of options or warrants issued and outstanding on the date hereof;

     (ii) split, combine, subdivide, reclassify or redeem, or purchase or otherwise acquire, or propose to do any of the foregoing with respect to, any of its outstanding securities;

     (iii) declare or pay any dividend or distribution on the Company Common Stock;

     (iv) subject to the fiduciary duties of the Board of Directors of the Company and except pursuant to agreements or arrangements in effect on the date hereof, purchase or otherwise acquire, sell or otherwise dispose of or encumber (or enter into any agreement to so purchase or otherwise acquire, sell or otherwise dispose of or encumber) material properties or material assets except in the ordinary course of business;

     (v) subject to the rights of the stockholders of the Company under applicable law, adopt any amendments to the Certificate of Incorporation or Bylaws of the Company;

     (vi) (A) increase the compensation of any of its directors, officers or key employees, except pursuant to the terms of agreements or plans currently in effect, in amounts consistent with past practice; (B) pay or agree to pay any pension, retirement allowance or other employee benefit not required or permitted by any existing plan, agreement or arrangement to any director, officers or key employee in amounts consistent with past practice; (C) commit itself (other than pursuant to any collective bargaining agreement) to any additional pension, profit-sharing, bonus, extra compensation, incentive, deferred compensation, stock purchaser, stock option, stock appreciation right, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or to any employment or consulting agreement with or for the benefit of any director, officer or key employee, whether past or present in amounts consistent with past practice; or (D) except as required by applicable law or as reported on Schedule 4.1 of the Company Disclosure Schedule, amend in any material respect any such material plan, agreement or arrangement; or

     (vii) except in the ordinary course of business and consistent with past practice, (A) incur any material amount of long-term indebtedness for borrowed money or issue any material amount of debt securities or assume, guarantee or endorse the obligations of any other person except for obligations of wholly-owned Company Subsidiaries; (B) make any material loans, advances or capital contributions to, or investments in, any other person (other than to wholly-owned Company Subsidiaries or customary loans or advances to employees in amounts not material to the maker of such loan or advance); (C) pledge or otherwise encumber shares of capital stock of the Company or a material portion of the capital stock of any Company Subsidiaries; or (D) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material lien thereupon.

   4.2 No Solicitation; SRC Acquisition Proposals. From the date hereof until the earlier of the termination of this Agreement or the Effective Time, SRC shall not, and will direct each officer, director, representative and agent of SRC not to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with or provide any information to any corporation, partnership, person or other entity or group (other than the Company or an affiliate or an associate of the Company) concerning any offers or proposals for any merger, sale of all or substantially all of the assets of, or tender offer for SRC Common Stock or similar transactions involving SRC or any SRC Subsidiaries (a "SRC Acquisition Proposal"). Notwithstanding the foregoing, SRC may, (i) directly or indirectly, furnish information and access, in response to unsolicited requests therefor to any corporation, partnership, person or other entity or group, pursuant to appropriate confidentiality agreements, and may participate in discussions and negotiate with such corporation, partnership, person or other entity or group concerning any SRC Acquisition Proposal if the Board of Directors of SRC determines in its good faith judgment in the exercise of its fiduciary duties, after consultation with legal counsel and its financial advisors, that such action is appropriate in furtherance of the best interest of its stockholders and
(ii) to the extent applicable, comply with Rule 14e-2 or 14d-9 promulgated under the Exchange Act with regard to an SRC Acquisition Proposal. SRC shall promptly notify the Company if it shall, on or after the date hereof, have entered into a confidentiality agreement with any third party in response to any unsolicited request for information and access in connection with a possible SRC Acquisition Proposal involving such party. To the fullest extent permissible, SRC shall promptly and fully advise the Company of the terms of the SRC Acquisition Proposal.

   4.3 No Solicitation; Company Acquisition Proposals. From the date hereof until the earlier of the termination of this Agreement or the Effective Time, the Company shall not, and will direct each officer, director, representative and agent of the Company not to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with or provide any information to any corporation, partnership, person or other entity or group (other than SRC or an affiliate or an associate of SRC) concerning any offers or proposals for any merger, sale of all or substantially all of the assets of, or tender offer for Company Common Stock or similar transactions involving the Company or any Company Subsidiaries (a "Company Acquisition Proposal"). Notwithstanding the foregoing, the Company may, directly or indirectly, furnish information and access, in response to unsolicited requests therefor to any corporation, partnership, person or other entity or group, pursuant to appropriate confidentiality agreements, and may participate in discussions and negotiate with such corporation, partnership, person or other entity or group concerning any Company Acquisition Proposal if the Board of Directors of the Company determines in its good faith judgment in the exercise of its fiduciary duties, after consultation with legal counsel and its financial advisors, that such action is appropriate in furtherance of the best interest of its stockholders. The Company shall promptly notify SRC if it shall, on or after the date hereof, have entered into a confidentiality agreement with any third party in response to any unsolicited request for information and access in connection with a possible Company Acquisition Proposal involving such party. To the fullest extent permissible, the Company shall promptly and fully advise SRC of the terms of the Company Acquisition Proposal.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

   5.1 Proxy Statement; Information Statement.

   (a) As promptly as practicable following the date of this Agreement, SRC shall prepare an Information Statement (the "Information Statement") and a proxy statement, which shall be filed with the SEC (such proxy statement as amended or supplemented from time to time being referred to herein as the "Proxy Statement"). SRC shall obtain and furnish the information required to be included in the Information Statement and, after consultation with the Company respond promptly to any comments made by the SEC with respect to the Proxy Statement (which comments shall promptly be furnished to the Company), if any, and cause the Proxy Statement, including any amendments or supplements thereto, to be mailed to the stockholders of SRC and the Information Statement, including any amendments or supplements thereto, to be mailed to the stockholders of the Company. SRC shall also take any action required to be taken under Blue Sky or other securities Laws in connection with the issuance of Parent Common Stock in the Merger.

   (b) Except as set forth below, SRC, acting through its Board of Directors, shall in accordance with applicable law, its Certificate of Incorporation and Bylaws duly call, give notice of, convene and hold a meeting (the "SRC Stockholders Meeting") of its stockholders as soon as practicable after the date hereof to consider and vote upon an increase in the authorized capital stock of SRC. Notwithstanding the immediately preceding sentence, in the event that prior to the giving of notice of the SRC Stockholder Meeting the Board of Directors receives a SRC Acquisition Proposal, the Board of Directors may determine not to call the SRC Stockholders Meeting. The Company (i) acting through its Board of Directors, shall in accordance with applicable law, its Certificate of Incorporation and Bylaws duly call, give notice of, convene and hold an annual or special meeting (the "Company Stockholders Meeting") of its stockholders as soon as practicable after the date hereof to consider and vote upon approval of this Agreement and the transactions contemplated hereby; or
(ii) in accordance with applicable law, its Certificate of Incorporation and By-Laws shall take action by written consent of its stockholders holding the requisite number of shares necessary to take such action to approve this Agreement and the transactions contemplated hereby (the "Stockholders Consent").

   (c) Subject to the provisions of this Section 5.1(c), SRC will include in the Proxy Statement to be sent to holders of SRC Common Stock with respect to the SRC Stockholders Meeting the recommendation of its Board of Directors that its stockholders vote in favor of an increase in the authorized capital stock of SRC. Notwithstanding the immediately preceding sentence, in the event that prior to the mailing of the Proxy Statement the Board of Directors receives a SRC Acquisition Proposal, the Board of Directors may withdraw or modify its recommendation of this Agreement and the transactions contemplated hereby.

   (d) Subject to the limitations set forth in Section 5.1(b), SRC will use its commercially reasonable efforts (i) to obtain and furnish the information required to be included by it in the Proxy Statement, (ii) to file the Proxy Statement with the SEC, (iii) after consultation with the other parties hereto, respond as promptly as is reasonably practicable to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof, and (iv) pending clearance of the Proxy Statement by the SEC, cause the Proxy

Statement to be mailed to its stockholders at the earliest practicable time following the date of this Agreement. The information provided and to be provided by SRC, the Company and EAC for use in the Proxy Statement shall, as of the date of mailing of the Proxy Statement and as of the date of the SRC Stockholders Meeting, not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (e) The Company shall promptly furnish to SRC all information with respect to the Company and the Company Subsidiaries as may be reasonably requested in connection with the preparation of the Proxy Statement and the Information Statement. The Company and the Company Subsidiaries shall promptly supplement, update and correct any information provided by it for use in the Proxy Statement or the Information Statement if and to the extent that it is or shall have become incomplete, false or misleading.

   5.2 Meeting of Company Stockholders. The Company shall promptly after the date hereof take all action necessary in accordance with the DGCL and its Charter and By-laws to (i) obtain the Stockholders Consent; or (ii) duly call, give notice of and (unless SRC requests otherwise) hold the Company Stockholders' Meeting as soon as practicable following the date hereof and shall consult with SRC in connection therewith. The Company shall solicit from Stockholders of the Company proxies in favor of the Merger and shall take all other action necessary or advisable to secure the vote or consent of Stockholders required by the DGCL to authorize the Merger.

   5.3 Exemption from State Anti-Takeover Laws. The Company shall take all commercially reasonable steps necessary to exempt the Company and the Merger from the requirements of any state anti-takeover statute or other similar state law which would prevent or impede the consummation of the transactions contemplated hereby, by action of the Company's Board of Directors or otherwise. SRC shall take all commercially reasonable steps necessary, either by action of SRC's Board of Directors, EAC's Board of Directors, or otherwise, to exempt SRC, EAC, and the Merger from the requirements of any state anti-takeover statute or other similar state law which would prevent or impede the consummation of the transactions contemplated hereby.

   5.4 Standstill. In the event of the termination of this Agreement by any party, neither the Company nor its subsidiaries, employees, officers or affiliates shall, for a period of eighteen months from the date of this Agreement, directly or indirectly (unless and until the Company shall have received the prior written invitation or approval of a majority of the Board of Directors of SRC) (i) solicit, seek or offer to effect, or effect, (ii) negotiate with or provide any information to the Board of Directors of SRC, any director or officer of SRC, any stockholder of SRC, any employee or union or other labor organization representing employees of SRC or any other person with respect to, (iii) make any statement or proposal, whether written or oral, either alone or in concert with others, to the Board of Directors of SRC, any director or officer of SRC or any stockholder of SRC, any union or other labor organization representing employees of SRC or any other person with respect to, or (iv) make any public announcement (except as required by law) or proposal or offer whatsoever (including, but not limited to, any "solicitation" of "proxies" as such terms are defined or used in Regulation 14A of the Exchange Act) with respect to:

     (a) any form of business combination or transaction involving SRC or any affiliate thereof, including, without limitation, a merger, tender or exchange offer or liquidation of SRC's assets;

     (b) any form of restructuring, recapitalization or similar transaction with respect to SRC or any affiliate thereof;

     (c) any purchase of any securities or assets, or rights or options to acquire any securities or assets (through purchase, exchange, conversion or otherwise), of SRC or any affiliate thereof;

     (d) any proposal to seek representation on the Board of Directors of SRC or otherwise to seek to control or influence the management, Board of Directors or policies of SRC or any affiliate thereof;

     (e) any request or proposal to waive, terminate or amend the provisions of this Section 5.4; or

     (f) any proposal or other statement inconsistent with the terms of this
  Section 5.4 or instigate, encourage, join, act in concert with or assist (including, but not limited to, providing or assisting in any way in the obtaining of financing for or acting as a joint bidder or co-bidder for
  SRC) any third party to do any of the foregoing.

   5.5 Public Disclosures. SRC and the Company shall consult with and obtain the approval of the other party before issuing any press release or other public announcement with respect to the Merger or this Agreement and shall not issue any such press release prior to such consultation and approval, except as may be required by applicable Law or any listing agreement related to the trading of the shares of either party on any national securities exchange or national automated quotation system, in which case the party proposing to issue such press release or make such public announcement shall use reasonable efforts to consult in good faith with the other party before issuing any such press release or making any such public announcement.

   5.6 Indemnification.

   (a) Subject to the occurrence of the Effective Date, until the six year anniversary date of the Effective Date, the parties agree that all rights to indemnification or exculpation now existing in favor of each present and former employee (including any employee who serves or served in a fiduciary capacity of any Plans), agent, director or officer of SRC and the SRC Subsidiaries (the "Indemnified Parties") as provided in the respective charters or Bylaws or otherwise in effect as of the date hereof shall survive the Effective Date.

   (b) In the event SRC or any SRC Subsidiary or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of SRC or such SRC Subsidiary assume the obligations set forth in this
Section 5.6.

   (c) The provisions of this Section 5.6 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

   5.7 Resignation of SRC Directors and Officers. On or prior to the Closing Date, SRC shall deliver to the Company evidence satisfactory to the Company of the resignation of the Directors and Officers of SRC (other than those set forth on Schedule 1.5), such resignations to be effective at the Effective Time.

   5.8 Company Stock Options.

   (a) At the Effective Time, each outstanding option to purchase stock of the Company (a "Company Stock Option") under the Company Option Plan, other than any Company Stock Option that by its terms otherwise expires by virtue of the Merger, whether vested or unvested, shall, in accordance with the terms of such Company Stock Option and such Company Option Plan, by virtue of the Merger and without any action on the part of the holder thereof, become and represent an option to acquire, on the same terms and conditions as were applicable under such Company Stock Option, the same number of shares of SRC Common Stock as the holder of such Company Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time (rounded downward to the nearest whole number), at a price per share (rounded upward to the nearest whole cent) equal to (i) the aggregate exercise price for shares of Company Common Stock purchasable pursuant to such Company Stock Option immediately prior to the Effective Time divided by (ii) the number of full shares SRC Company Common Stock deemed purchasable pursuant to such Company Stock Option in accordance with the foregoing.

   (b) From and after the Closing, SRC shall be considered to be "the Company" for purposes of the Company Option Plan.

   (c) As soon as reasonably practicable after the Closing, SRC shall file with the SEC and cause to become effective a Registration Statement on Form S-8 covering the shares of SRC Common Stock subject to the options described in
Section 1.8(a).

   (d) The Board of Directors of the Company (or Board committee administering such plans) shall have approved, prior to the date of this Agreement, and shall take, prior to or as of the Effective Time, all necessary actions, if any, pursuant to and in accordance with the terms of the Company Stock Plan and the instruments evidencing the Company Stock Options, to provide for the conversion of the Company Stock Options into options to acquire SRC Common Stock in accordance with this Section 5.8, and to provide that no consent of the holders of the Company Stock Options is required in connection with such conversion.

   5.9 Rights Agreement. On or prior to the Effective Time, SRC will either
(a) amend its Amended and Restated Rights Agreement dated as of May 15, 1997 with American Stock Transfer & Trust Company (the "Rights Agreement") so that the consummation of the transactions contemplated hereby do not and will not, with or without the passage of time, result in (i) the grant of any rights to any person under the Rights Agreement or enable or require SRC's outstanding rights to be exercised, distributed or triggered, (ii) the Company or any of its stockholders or affiliates becoming an "Acquiring Person" (as defined in the Rights Agreement), or (iii) a "Distribution Date" (as defined in the Rights Agreement) or (b) redeem the rights outstanding under the Rights Agreement.

   5.10 Access to Information; Confidentiality.

   (a) Upon reasonable notice, each party shall (and shall cause each of its Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other party, reasonable access, during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, each party shall (and shall cause each of its Subsidiaries to) furnish promptly to the other all information concerning its business, properties, books, contracts, commitments, record and personnel as such other party may reasonably request, and each party shall make available to the other party the appropriate individuals for discussion of such party's business, properties and personnel as the other party may reasonably request. No investigation pursuant to this
Section 5.10(a) shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

   (b) Subject to Section 5.5, each party shall keep all information obtained pursuant to Section 5.10(a) confidential in accordance with the terms of the confidentiality agreements, dated January 29, 2001 (the "Confidentiality Agreement"), each between SRC and the Company.

   5.11 Notification of Certain Matters.

   (a) The Company shall give prompt notice to SRC, and SRC shall give prompt notice to the Company, of the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which results in any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect (or, in the case of any representation or warranty qualified by its terms by materiality or Material Adverse Effect, then untrue or inaccurate in any respect) and any failure of the Company, SRC or EAC, as the case may be, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section
5.11 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

   (b) Each of the Company and SRC shall give prompt notice to the other of
(i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger;
(ii) any notice or other communication from any Governmental Authority in connection with the Merger; (iii) any Litigation, relating to or involving or otherwise affecting the Company or its Subsidiaries or SRC that relates to the consummation of the Merger; (iv) the occurrence of a default or event that, with notice or lapse of time or both, will become a default under any contract which is material to SRC or any material agreement of the Company; and (v) any change that is reasonably likely to have a Material Adverse Effect on the Company or SRC or is likely to delay or impede the ability of either SRC or the Company to consummate the transactions contemplated by this Agreement or to fulfill their respective obligations set forth herein.

   5.12 Covenants for Tax-Free Status. Prior to and after the Effective Time, each Party shall use all commercially reasonable efforts to cause the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code, and will not take any action reasonably likely to cause the Merger not to so qualify.

   5.13 Voting Agreements.

   (a) SRC shall use its best efforts to furnish to the Company upon or promptly after the execution of this Agreement a voting agreement substantially in the form of Exhibit C-1 attached hereto executed by or on behalf of each of Carlyle U.S. Venture Partners, L.P., Carlyle Venture Partners, L.P., Carlyle Venture Coinvestment, L.L.C., C/S Venture Investors, L.P., and each member of the Board of Directors of SRC.

   (b) The Company shall use its best efforts to furnish to SRC upon or promptly after the execution of this Agreement voting agreements (i) substantially in the form of Exhibit C-1 attached hereto executed by or on behalf of each of the Purchasers (as defined in that certain Common Stock Purchase Agreement dated as of the date hereof among SRC, the Company and the purchasers therein), and (ii) substantially in the form of Exhibit C-2 attached hereto executed by or on behalf of the stockholders of the Company holding such number of shares of Company capital stock necessary to approve this Agreement, the Merger and the transactions contemplated hereby.

   5.14 Employment Agreement. Upon or promptly after the execution of this Agreement, Eyeshop shall use its best efforts to cause Carene Kunkler to enter into an employment agreement with SRC, in form and substance reasonably satisfactory to SRC.

   5.15 Restrictions on Sales. Subject to the Provisions of Section 5.15 herein, the Company agrees that it shall use its best efforts to cause each of its stockholders ("Company Stockholders") who are not Management Stockholders to agree that until the date that is two years after the Closing Date and each Management

Stockholder to agree that until the date that is three years after the Closing Date, it will not, nor will it permit any of its Affiliates to, sell, solicit an offer to sell or propose to sell, any of the Merger Consideration except as follows:

     (a) a Company Stockholder and a Management Stockholder may transfer all or a portion of its Merger Consideration to any of its Affiliates or other Company Stockholders so long as such Affiliates or other Company Stockholders agree in writing to be bound by the terms of this Section 5.15;

     (b) a Company Stockholder and a Management Stockholder may transfer its share of Merger Consideration upon the occurrence of a Liquidity Event; and

     (c) a Company Stockholder and a Management Stockholder may transfer Shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, provided that (A) during the period of time between one year and two years after the Closing Date, no Company Stockholder may transfer more than fifteen percent of its share of the Merger Consideration and (B) during the period of time between two years and three years after the Closing Date, no Management Stockholder may transfer more than forty-five percent of its share of the Merger Consideration.

   5.16 Registration Rights. At or prior to the Effective Time, SRC shall execute and tender to the Company Stockholders and the Management Stockholders for execution by them a Registration Rights Agreement (the "Registration Rights Agreement") in form and substance satisfactory to SRC, the Company Stockholders and the Management Stockholders. The Registration Rights Agreement shall provide that, commencing two years after the Effective Time, the Company Stockholders and the Management Stockholders shall have the following registration rights with respect to the SRC Common Stock:

     (a) two demand rights, provided that at least twelve months shall have elapsed between each demand and until such time that is three years after the Effective Time, no Management Stockholder shall be permitted to register SRC Common Stock held by him or her in excess of forty-five percent of the Shares originally purchased by such Management Stockholders pursuant to this Agreement;

     (b) unlimited piggyback (incidental) rights subject to (A) underwriter cutbacks and (B) until such time that is three years after the Effective Time, no Management Stockholder shall be permitted to register SRC Common Stock held by him or her in excess of forty-five percent of the Shares originally purchased by such Management Stockholders pursuant to this Agreement; and

     (c) an unlimited number of Registration Statements on Form S-3 (or equivalent Form) provided that the reasonably anticipated price to the public would be at least $1,000,000, and until such time that is three years after the Effective Time, no Management Stockholder shall be permitted to register SRC Common Stock held by him or her in excess of forty-five percent of the Shares originally purchased by such Management Stockholders pursuant to this Agreement.

   Such registration rights (i) shall be provided by SRC at its sole expense (other than underwriting discounts and commissions) and (ii) shall be subject to customary terms and conditions.

   5.17 Carlyle Registration. The Company Stockholders acknowledge that Carlyle Venture Partners, L.P. and certain of its affiliates ("Carlyle") possess the right to register shares of the Company's Common Stock. The Company Stockholders agree that in the event the Company Stockholders exercise their demand or Form S-3 rights pursuant to the Registration Rights Agreement, the Purchasers shall extend to Carlyle the opportunity to register a portion of the unregistered shares of Common Stock held by it equivalent to one-third of the aggregate shares of Common Stock proposed to be registered.

   5.18 Relocation of SRC's Headquarters. As promptly as practicable following the Closing, the headquarters of SRC will be relocated to such premises in the greater Cincinnati, Ohio area as may be selected by Eyeshop and approved by the Board of Directors of SRC.

   5.19 U.K. Assets. Eyeshop will use its best efforts to acquire the assets of Eyeshop Limited from liquidation in the United Kingdom.

   5.20 Issuance of Additional Shares. Other than as provided in this Agreement or the Merger Agreement, or as described or contemplated in Section
2.3 or Section 3.3, as applicable, until after the Effective Time, neither party hereto shall, except with the prior consent of the other party, issue, agree to issue, or grant any rights to acquire, any shares of its respective capital stock other than with respect to SRC (i) options to purchase Common Stock of SRC pursuant to the SRC's 1992 Employee, Director and Consultant Stock Option Plan, as amended, issued in the ordinary course of business and consistent with past practice, (ii) warrants in connection with a bank financing and (iii) dividends in the form of Common Stock to Carlyle.

                                  ARTICLE VI

                             CONDITIONS OF MERGER

   6.1 Conditions to Obligation of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived by the party entitled to the benefit thereof, in whole or in part, to the extent permitted by applicable
Law:

     (a) Clearance of the Proxy Statement. No stop order suspending the clearance of the Proxy Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated;

     (b) Stockholder Approval. This Agreement and the Merger shall have been authorized by the requisite vote of the Stockholders of (i) the Company in accordance with the DGCL and the Charter and by-laws of the Company and
  (ii) EAC in accordance with the DGCL and the Charter and by-laws of EAC;

     (c) Regulatory Approvals. All approvals and consents of applicable Courts and/or Governmental Authorities required to consummate the Merger shall have been received, except for such approvals and consents, the failure of which to have been so received, shall not have a Material Adverse Effect;

     (d) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other Order (whether temporary, preliminary or permanent) issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger shall be in effect which is non-appealable, nor shall any proceeding brought by any administrative agency or commission or other Governmental Authority, domestic or foreign, seeking any of the foregoing be pending, and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal;

     (e) No Order. No Court or Governmental Authority having jurisdiction over the Company or SRC shall have been enacted, issued, promulgated, enforced or entered any Law, Regulation or Order (whether temporary, preliminary or permanent) which is then in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the substantially on the terms contemplated by this Agreement without an opportunity for appeal by either party; and

     (f) Closing of Common Stock Purchase Agreement. The Second Closing shall have occurred under the Common Stock Purchase Agreement dated May 23, 2001 among SRC, the Company, and the persons listed on Exhibit A to such Agreement.

   6.2 Additional Conditions to Obligations of SRC and EAC. The obligations of SRC and EAC to effect the Merger are also subject to the following conditions, any or all of which may be waived by SRC and EAC, in whole or in part, to the extent permitted by applicable Law:

     (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement and the Related Agreements shall be true and correct in all material respects on and as of the Effective Time, except for changes contemplated by this Agreement (together with the Company Disclosure Schedule) (except for those (x) representations and warranties that are qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and (y) representations and warranties which address matters only as of a particular date (in which case such representations and warranties qualified as to materiality or Material Adverse Effect shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, on and as of such particular date), with the same force and effect as if made on and as of the Effective Time, and the SRC and EAC shall have received a certificate to such effect signed by the Chief Financial Officer of the Company and of each of the Subsidiaries;

     (b) Agreement and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement and the Related Agreements to be performed or complied with by it on or prior to the Effective Time. SRC and EAC shall have received a certificate to such effect signed by the Chief Executive Officer and Chief Financial Officer of the Company;

     (c) No Material Adverse Effect. From and including the date hereof, there shall not have occurred any event and no circumstance shall exist which, alone or together with any one or more other events or circumstances has had, is having or would reasonably be expected to have a Company Material Adverse Effect;

     (d) Merger Certificate. The Company shall have executed and delivered the Merger Certificate; and

     (e) Opinion of Counsel to the Company. SRC shall have received the opinion of Thompson Hine LLP dated the Closing Date in the form agreed upon by the parties.

   6.3 Additional Conditions to Obligations of the Company. The obligation of the Company to effect the Merger is also subject to the following conditions, any or all of which may be waived by Company, in whole or in part, to the extent permitted by applicable Law:

     (a) Representation and Warranties. The representations and warranties of SRC and EAC contained in this Agreement and the Related Agreements shall be true and correct in all material respects on and as of the Effective Time, except for changes contemplated by this Agreement (together with the SRC Disclosure Schedule), (except for those (x) representations and warranties that are qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and (y) representations and warranties which address matters only as of a particular date (in which case such representations and warranties qualified as to materiality or Material Adverse Effect shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, on and as of such particular date), with the same force and effect as if made on and as of the Effective Time, and the

  Company shall have received a certificate to such effect signed by the Chief Financial Officer of SRC, with respect to SRC, and the Chief Financial Officer of EAC, with respect to EAC;

     (b) Agreement and Covenants. SRC and EAC shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and the Company shall have received a certificate to such effect signed by the Chief Executive Officer of EAC, with respect to the EAC;

     (c) No Material Adverse Effect. From and including the date hereof, there shall not have occurred any event and no circumstance shall exist which, alone or together with any one or more other events or circumstance has had, is having or would reasonably be expected to have SRC Material Adverse Effect;

     (d) Merger Certificate. EAC shall have executed and delivered the Merger Certificate; and

     (e) Opinion of Counsel to SRC. EAC shall have received the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. dated the Closing Date, in the form of agreed upon by the parties.

                                  ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER

   7.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time, notwithstanding approval thereof by the Stockholders of the Company:

     (a) By mutual written consent duly authorized by the Boards of Directors of SRC and the Company; or

     (b) By either SRC or the Company if the Merger shall not have been consummated on or before September 30, 2001; and provided, that the right to terminate this Agreement under this Section 7.1 shall not be available to any party whose willful failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to have been consummated on or before such date; or

     (c) By either SRC or the Company, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action, in each case which has become final and non-appealable which prohibits the Merger; or

     (d) By SRC, if, at the Company Stockholders' Meeting (including any adjournment or postponement thereof), the requisite vote of the Stockholders of the Company to authorize the SRC Certificate of Amendment shall not have been obtained; or

     (e) By the Company, if, at the SRC Stockholders' Meeting (including any adjournment or postponement thereof), the requisite vote of the Stockholders of SRC to authorize the SRC Certificate of Amendment shall not have been obtained; or

     (f) By SRC if the Board of Directors of the Company withdraws or modifies in a manner adverse to SRC its determination to recommend that the holders of Company Shares approve this Agreement and the transactions contemplated hereby;

     (g) By the Company if the Board of Directors of SRC withdraws or modifies any manner adverse to the Company its determination to recommend that the holders of SRC Common Stock and SRC Preferred Stock approve the SRC Certificate Amendment;

     (h) By the Company if a SRC Acquisition Proposal has been made and the Board of Directors of SRC determines, in the exercise of its good faith judgment (after consultation with and advice from outside legal counsel), that such termination is in the best interests of the holders of SRC Common Stock; or

     (i) By SRC, if neither SRC nor EAC is in material breach of its obligations under this Agreement, and if (i) there has been a breach at any time by the Company of any of its representations and warranties hereunder such that Section 6.2(a) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(h)) or (ii) there has been the breach on the part of the Company of any of its covenants or agreements contained in this Agreement such that Section 6.2(b) will not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(h)), and, in both case
  (i) and case (ii), such breach (if curable) has not been cured within 30 days after written notice to the Company; or

     (j) By the Company, if it is not in material breach of its obligations under this Agreement, and if (i) there has been a breach at any time by SRC or EAC of any of their respective representations and warranties hereunder such that Section 6.3(a) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(i)), or (ii) there has been the breach on the part of SRC or EAC of any of their respective covenants or agreements contained in this Agreement such that
  Section 6.3(b) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(i)), and, in both case (i) and case (ii), such breach (if curable) has not been cured within 30 days after written notice to SRC and EAC.

     (k) By the Company if any person or group (as defined in Section 13(d)(3) of the Exchange Act), other than the Company or any of its Affiliates, shall have become the beneficial owner (as defined in Rule 13D-3 promulgated under the Exchange Act) of shares of SRC Common Stock and/or SRC Preferred Stock representing 20% or more of the voting power of all classes of capital stock of SRC (excluding, for purposes of such calculation, shares of SRC Common Stock to be issued pursuant to this Agreement and shares of SRC Common Stock issued pursuant to the Stock Purchase Agreement).

   7.2 Effect of Termination. Except as provided in this Section 7.2, in the event of the termination of this Agreement pursuant to Section 7.1, this Agreement (other than this Section 7.2 and Sections 5.4 (Standstill), 5.10(b) (Confidentiality), 7.3 and Article VIII, all of which shall survive such termination) will forthwith become void, and there will be no liability on the part of SRC, EAC or the Company or any of their respective officers or directors to the other and all rights and obligations of any party hereto will cease, except that nothing herein will relieve any party from liability for any breach, prior to termination of this Agreement in accordance with its terms, of any representation, warranty, covenant or agreement contained in this Agreement.

   7.3 Fees and Expenses.

   (a) Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that SRC and the Company shall share equally all fees and expenses, other than attorneys' fees, incurred in relation to the Information Statement (including financial statements and exhibits) and any amendments or supplements thereto.

   (b) If this Agreement is terminated pursuant to Section 7.1(k) then SRC shall reimburse the Company for all of its Stipulated Expenses not later than two (2) Business Days after the date of such termination.

   (c) If this Agreement is terminated pursuant to Section 7.1(e), 7.1(g), 7.1(h), or 7.1(j) (but only if, in the case of termination pursuant to Section 7.1(j), the breach of representation or warranty by SRC or EAC is knowing or the breach of covenant by SRC or EAC is willful), then, not later than two Business Days after the date of such termination, (i) SRC shall reimburse the Company for all of its Stipulated Expenses, and (ii) SRC shall pay to the Company a termination fee in the amount of $50,000. An additional fee of $175,000 shall be payable by SRC to the Company if both (i) this Agreement is terminated as described above or as described in Section 7.3(b), and (ii) within 365 days after such termination there is consummated a transaction of the type described in the definition of SRC Acquisition Proposal yielding consideration per share of SRC Common Stock greater than $0.30. Such additional fee shall be payable within two Business Days following such consummation.

   (d) If this Agreement is terminated pursuant to Section 7.1(d), 7.1(f) or 7.1(i) (but only if, in the case of termination pursuant to Section 7.1(i), the breach of representation or warranty by the Company is knowing or the breach of covenant by the Company is willful), then, not later than two Business Days after the date of such termination, the Company shall reimburse SRC for all of its Stipulated Expenses. In addition, a termination fee of $175,000 shall be payable by the Company to SRC if both (i) this Agreement is terminated as described above, and (ii) within 365 days after such termination there is consummated a transaction of the type described in the definition of Company Acquisition Proposal yielding consideration per share of Company Common Shares greater than $2.60. Such termination fee shall be payable within two Business Days following such consummation.

   (e) As used in this Agreement, the term "Stipulated Expenses" of a party shall mean those fees and expenses actually incurred by such party in connection with this Agreement and the transactions contemplated hereby and thereby, including fees and expenses of counsel, investment bankers, accountants, experts, consultants and other Representatives.

   (f) This Section 7.3 shall be the exclusive right and remedy any party may have hereunder or at law or in equity for any termination of this Agreement or any breach of this Agreement.

   7.4 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after approval of the Merger by the Stockholders of the Company, no amendment may be made which would reduce the amount or change the type of consideration into which each share of Company Shares shall be converted upon consummation of the Merger. This Agreement may not be amended except by an instrument in writing signed by all of the parties hereto.

   7.5 Waiver. At any time prior to the Effective Time, any party hereto may extend the time for the performance of any of the obligations or other acts required hereunder, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                                 ARTICLE VIII

                              GENERAL PROVISIONS

   8.1 Survival of Representations and Warranties.

   (a) Except as set forth in Section 8.1(b) of this Agreement, the representations, warranties and agreements of each party hereto will remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any Person controlling any such party or any of their officers, directors, representatives or agents whether prior to or after the execution of this Agreement.

   (b) The representations and warranties in this Agreement will terminate at the Effective Time; provided, however, this Section 8.1(b) shall in no way limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or after the termination of this Agreement pursuant to Article VII.

   8.2 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally-recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail, with a copy thereof to be delivered by mail (as aforesaid) within 24 hours of such electronic mail, or by telecopier, with confirmation as provided above addressed as follows:

   (a) If to SRC or EAC:

       Sight Resource Corporation
       100 Jeffery Avenue
       Holliston, MA 01746
       Telecopier: (508) 429-6023
       Attention: President

       With copies to:

       Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
       One Financial Center
       Boston, Massachusetts 02111
       Telecopier: (617) 542-2241
       Attention: Lewis J. Geffen, Esq.

   (b) If to the Company:

       Eyeshop.com, Inc.
       3100 Hawkslanding Dr.
       Cincinnati, Ohio 45244
       Telecopier: (513) 474-1120
       Attention: President

       With copies to:

       Thompson Hine LLP
       2000 Courthouse Plaza N.E.
       Dayton, Ohio 45402
       Telecopier: (937) 443-6635
       Attention: J. Michael Herr, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next Business Day after the date when sent, (c) in the case of facsimile transmission or telecopier or electronic mail, upon confirmed receipt, and (d) in the case of mailing, on the third Business Day following the date on which the piece of mail containing such communication was posted.

   8.3 Disclosure Schedules. The Company Disclosure Schedule and the SRC Disclosure Schedule each shall be divided into sections corresponding to the sections and subsections of this Agreement. Disclosure of any fact or item in any section of a party's Disclosure Schedule shall not, should the existence of the fact or item or its contents be relevant to any other section of the Disclosure Schedule, be deemed to be disclosed with respect to such sections.

   8.4 Certain Definitions. For purposes of this Agreement, the term:

     (a) "Affiliate" means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person; including, without limitation, any partnership or joint venture in which the Company (either alone, or through or together with any other Subsidiary) has, directly or indirectly, an interest of 5% or more of the issued and outstanding capital stock of such Person.

     (b) "Business Day" means any day other than a Saturday, Sunday or day on which banks are permitted to close in the State of New York or in the State of Delaware.

     (c) "Common Share Exchange Ratio" has the meaning indicated in Section 1.6(a).

     (d) "Company Disclosure Schedule" means a schedule of even date herewith delivered by the Company to SRC concurrently with the execution of this Agreement, which, among other things, will identify exceptions to the Company's representations and warranties contained in Article III by specific section and subsection references.

     (e) "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.

     (f) "Court" means any court or arbitration tribunal of the United States, any domestic state, or any foreign country, and any political subdivision thereof.

     (g) "Environmental Claim" means any claim, action, cause of action, investigation or notice by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (a) the presence, release or disposal of any Hazardous Materials at any location, whether or not owned or operated by the Company, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

     (h) "Environmental Laws" means any Law pertaining to: (i) the protection of health, safety and the indoor or outdoor environment; (ii) the conservation, management or use of natural resources and wildlife; (iii) the protection or use of surface water and ground water; (iv) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material; or (v) pollution (including any release to air, land, surface water and ground water); and includes, without limitation, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980, as amended, and the Regulations promulgated thereunder and the Solid Waste Disposal Act, as amended, 42 U.S.C. ss. 6901 et seq.

     (i) "Exchange Agent" means any bank or trust company organized under the Laws of the United States or any of the states thereof and having a net worth in excess of $100 million designated and appointed to act in the capacities required under Section 1.12(a).

     (j) "Exchange Ratio" has the meaning indicated in Section 1.6(a).

     (k) "Governmental Authority" means any governmental agency or authority (other than a Court) of the United States, any domestic state, or any foreign country, and any political subdivision or agency thereof, and includes any authority having governmental or quasi-governmental powers.

     (l) "Hazardous Material" means any substance, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic and is regulated under any Environmental Law, and includes without limitation, asbestos or any substance containing asbestos, polychlorinated biphenyls or petroleum (including crude oil or any fraction thereof).

     (m) "Knowledge" means (i) in the case of an individual, knowledge of a particular fact or other matter deemed to be possessed by the individual if such individual is actually aware of such fact or other matter or (ii) in the case of an entity (other than an individual) such entity will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving as a director or executive officer of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

     (n) "Law" means all laws, statutes and ordinances of any Governmental Agency including all decisions of Courts having the effect of law in each such jurisdiction.

     (o) "Lien" means any mortgage, pledge, security interest, attachment, encumbrance, lien (statutory or otherwise), option, conditional sale agreement, right of first refusal, first offer, termination, participation or purchase or charge of any kind (including any agreement to give any of the foregoing); provided, however, that the term "Lien" shall not include
  (i) statutory liens for Taxes, which are not yet due and payable or are being contested in good faith by appropriate proceedings, (ii) statutory or common law liens to secure landlords, lessors or renters under leases or rental agreements confined to the premises rented, (iii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pension or other social security programs mandated under applicable Laws, (iv) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies and other like liens, and
  (v) restrictions on transfer of securities imposed by applicable state and federal securities Laws.

     (p) "Liquidity Event" means (a) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of common stock for the account of SRC to the public with net proceeds to SRC of not less than $15,000,000 or (b) the closing of a consolidation or merger of SRC, or a sale of all or substantially all of the assets of

  SRC, other than (i) a merger, consolidation or sale of all or substantially all of the assets of SRC in a transaction in which the shareholders of SRC immediately prior to the transaction possess more than 50% of the voting securities of the surviving entity (or parent, if any) immediately after the transaction or (ii) the transactions contemplated by this Agreement.

     (q) "Litigation" means any suit, action, arbitration, cause of action, claim, complaint, criminal prosecution, investigation, demand letter, governmental or other administrative proceeding, whether at law or at equity, before or by any Court or Governmental Authority, before any arbitrator or other tribunal.

     (r) "Management Stockholder" means each of Carene Kunkler, E. Dean Butler, Craig Risk, and Sandra Likes.

     (s) "Optionholder" means the holder of a Company Stock Option immediately prior to the Effective Time.

     (t) "Order" means any judgment, order, writ, injunction or decree of any Court or Governmental Authority.

     (u) "Person" means an individual, corporation, partnership, association, trust, unincorporated organization, limited liability company, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

     (v) "Regulation" means any rule or regulation of any Governmental Authority having the effect of Law.

     (w) "SRC Certificate of Amendment" has the meaning indicated in Section
  2.20.

     (aa) "SRC Stock" means SRC Common Stock and SRC Preferred.

     (bb) "Subsidiary" or "Subsidiaries" of the Company, the Surviving Corporation, SRC or any other Person means any corporation, partnership, joint venture, limited liability company or other legal entity of which the Company, the Surviving Corporation, SRC or such other Person, as the case may be, (either alone or through or together with any other Subsidiary) owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

   8.5 Interpretation. When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The word "herein" and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The table of contents and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   8.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

   8.7 Entire Agreement. This Agreement (including all exhibits and schedules hereto) constitutes the entire agreement and supersedes all prior agreements and undertakings (other than the Confidentiality Agreement), both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.

   8.8 Assignment. This Agreement shall not be assigned by operation of law or otherwise, except that EAC may assign all or any of their rights hereunder to any Affiliate provided that no such assignment shall relieve the assigning party of its obligations hereunder.

   8.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and other than with respect to
Section 5.6 (indemnification) which the parties hereto intend to establish third party beneficiary rights, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

   8.10 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

   8.11 Governing Law. This Agreement and the agreements, instruments and documents contemplated hereby will be governed by and construed in accordance with the Law of the State of Delaware (exclusive of conflicts of law principles) ("Delaware Law"). Delaware Courts within the State of Delaware and, more particularly to the fullest extent such Court shall have subject matter jurisdiction over the matter, the Court of Chancery of the State of Delaware, will have exclusive jurisdiction over any and all disputes between the parties hereto, whether in law or equity, arising out of or relating to this Agreement and the agreements, instruments and documents contemplated hereby. The parties consent to and agree to submit to the jurisdiction of such Courts, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 8.11 and shall not be deemed to be a general submission to the jurisdiction of such Courts or in the State of Delaware other than for such purpose. Each of the parties hereby waives, and agrees not to assert in any such dispute, to the fullest extent permitted by applicable Delaware Law, any claim that (i) such party is not personally subject to the jurisdiction of such Courts, (ii) such party and such party's property is immune from any legal process issued by such Courts or (iii) any Litigation commenced in such Courts is brought in an inconvenient forum.

   8.12 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

               [Remainder of this page intentionally left blank]

   IN WITNESS WHEREOF, SRC, EAC and the Company have caused this Agreement and Plan of Merger to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          Sight Resource Corporation

                                                  /s/ William T. Sullivan
                                          By: _________________________________
                                          Name: William T. Sullivan
                                          Title: President

                                          Eyeshop Acquisition Corp.

                                                  /s/ William T. Sullivan
                                          By: _________________________________
                                          Name: William T. Sullivan
                                          Title: President

                                          Eyeshop.com, Inc.

                                                    /s/ Carene Kunkler
                                          By: _________________________________
                                          Name: Carene Kunkler
                                          Title: Vice President

                                      EXHIBIT A TO AGREEMENT AND PLAN OF MERGER

                                    FORM OF
                             CERTIFICATE OF MERGER
                                      OF
              EYESHOP ACQUISITION CORP., a Delaware Corporation,

                                 WITH AND INTO

                   EYESHOP.COM, INC., a Delaware Corporation

                               ----------------

   Pursuant to Section 251 of the General Corporation Law of the State of Delaware, the undersigned corporations organized and existing under and by virtue of the General Corporation Law of the States of Delaware, DO HEREBY
CERTIFY:

   FIRST: That the name and state of incorporation of each of the constituent corporations are as follows:

                                                                   STATE OF
               NAME                                              INCORPORATION
               ----                                              -------------
   1. Eyeshop.com, Inc.                                            Delaware
   2. Eyeshop Acquisition Corp.                                    Delaware

   SECOND: That an Agreement and Plan of Merger dated as of May 23, 2001 by and among Sight Resource Corporation, Eyeshop.com, Inc. and Eyeshop Acquisition Corp. has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the state of Delaware.

   THIRD: That the name of the surviving corporation of the merger is Eyeshop.com, Inc. (the "Surviving Corporation").

   FOURTH: That the Certificate of Incorporation of Eyeshop.com, Inc. shall be the Certificate of Incorporation of the Surviving Corporation.

   FIFTH: That the executed copy of the Agreement and Plan of Merger is on file at an office of the Surviving Corporation. The address of such office is:

      Eyeshop.com, Inc.
      3100 Hawkslanding Drive
      Cincinnati, OH 45244

   SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of the constituent corporations.

   IN WITNESS WHEREOF, the undersigned, being the President of Eyeshop.com, Inc., does hereby execute this Certificate of Merger and so certifies, affirms and acknowledges under penalties of perjury that this is his free act and deed
and that the facts stated herein are true, this    day of       , 2001.

                                          Eyeshop.com, Inc.


                                          By: _________________________________
                                                      Carene Kunkler
                                                      Vice President

                                      EXHIBIT B TO AGREEMENT AND PLAN OF MERGER

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                          SIGHT RESOURCE CORPORATION

                            Pursuant to Section 242
                       of the General Corporation Law of
                             the State of Delaware

                               ----------------

   Sight Resource Corporation (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

   At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

     RESOLVED: That the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Corporation as filed on November 2, 1992 as amended on May 10, 1994 be and hereby is deleted and the following first paragraph of Article FOURTH is inserted in lieu thereof:

       "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 50,000,000 shares of Common Stock, $.0l par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share
    ("Undesignated Preferred Stock")."

   Signed this 10th day of April, 2001.

                                          Sight Resource Corporation

                                                /s/ William T. Sullivan
                                          By: _________________________________
                                                    William T. Sullivan
                                                         President

                                    EXHIBIT C-1 TO AGREEMENT AND PLAN OF MERGER

                     Form of Stockholder Voting Agreement

                                                                  April 5, 2001

Eyeshop.com, Inc.
3100 Hawkslanding Drive
Cincinnati, OH 45244
Attention: President

    Re: Stockholder Agreement

Ladies and Gentlemen:

   The undersigned (the "Stockholder") owns of record and beneficially the number of shares (the "Owned Shares") of common stock and/or preferred stock of Sight Resource Corporation, a Delaware corporation (the "Company"), as set forth below. On even date herewith, the Company, Eyeshop.com, Inc. ("Eyeshop") and Eyeshop Acquisition Corporation ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") with respect to the merger (the "Merger") of Merger Sub with and into Eyeshop. The Stockholder wishes to facilitate the proposed Merger, acknowledges that the proposed Merger will benefit the Stockholder and agrees that Eyeshop and Merger Sub would not enter into the Merger Agreement unless the Stockholder enters into this Stockholder Agreement. For all purposes of this Stockholder Agreement, the term "Owned Shares" shall include any additional shares of Company capital stock as to which the Stockholder acquires beneficial ownership after the execution hereof.

   In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Stockholder agrees as follows:

     1. The Stockholder irrevocably and unconditionally agrees that he, she or it (a) will vote all of the Owned Shares in favor of an Amendment to the Company's Charter that increases the number of authorized shares to 50,000,000 shares of Common Stock, $0.01 par value per share and 5,000,000 shares of Preferred Stock, $0.01 par value per share; (b) will vote all of the Owned Shares in favor of an increase in the number of shares of Common Stock issuable pursuant to the 1992 Employee, Director and Consultant Stock Option Plan, as amended, to 4,500,000 shares; (c) will not vote such Owned Shares (or otherwise provide a proxy or consent or a voting agreement with respect thereto) in favor of any other SRC Acquisition Proposal (as defined in the Merger Agreement); and (d) shall vote all Owned Shares in favor of the following nominees to the Board of Directors: E. Dean Butler, Carene Kunkler and/or William Connell (and, for any of the foregoing who does not serve, that person's designee), on the one hand, and Christian Callsen, William McLendon and/or Ryan Schwarz (and, for any of the foregoing who does not serve, that person's designee), on the other hand, and, to the extent there are additional positions on the Board not filled by any of the foregoing, for any additional nominees recommended to the shareholders for election by the Board of Directors of the Company.

     2. The Stockholder agrees that, until the earlier of (i) the consummation of the Merger or (ii) the termination of the Merger Agreement, he, she or it will not (a) directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Owned

  Shares or (b) take any action or omit to take any action which, in either case, would prohibit, prevent or preclude Stockholder from performing its obligations under this Stockholder Agreement.

     3. The Stockholder agrees that irreparable damage would occur in the event that any of the provisions of this Stockholder Agreement were not performed by it in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company and Eyeshop and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Stockholder Agreement by the Stockholder and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity, and that the Stockholder waives the posting of any bond or security in connection with any proceeding related thereto.

     4. This Stockholder Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original. This Stockholder Agreement shall become effective when one counterpart signature page has been signed by the Stockholder and delivered to Eyeshop (which delivery may be by facsimile).

     5. The Stockholder agrees to execute and deliver all such further documents, certificates and instruments and take all such further reasonable action as may be necessary or appropriate, in order to consummate the transactions contemplated hereby. The Stockholder hereby agrees not to engage in any transaction involving any securities of Eyeshop or Merger Sub that would violate applicable securities laws.

     6. Notwithstanding anything in this Stockholder Agreement to the contrary, the Company, Eyeshop and Merger Sub understand and agree that (i) Owned Shares may be subject to liens, encumbrances or restrictions (other than those relating to voting) arising in connection with pledges of Owned Shares by the Stockholder or its affiliates that exist as of the date hereof and (ii) any transfer of Owned Shares pursuant to any bona fide foreclosure under any such pledge shall not violate this Stockholder Agreement.

     7. The Stockholder represents and warrants to the Company, Eyeshop and Merger Sub that:

       (a) the Stockholder has all necessary power and authority to execute this Stockholder Agreement including the irrevocable proxy attached hereto;

       (b) the Stockholder owns or controls (regardless of in what capacity) the number of Owned Shares set forth below free from any lien, encumbrance or restriction whatsoever (except as otherwise permitted by Section 6 above) and with full power to vote the Owned Shares without the consent or approval of any other person;

       (c) this Stockholder Agreement and the attached proxy have been duly executed and delivered by the Stockholder and each constitutes a valid and binding agreement of the Stockholder, enforceable in accordance with its terms; and

       (d) neither the execution nor delivery of this Stockholder Agreement and the attached proxy by the Stockholder will (i) require the consent, waiver, approval, license or authorization, or any filing with, any person or public authority, (ii) with or without the giving of notice or the lapse of time, or both, conflict with or constitute a violation of, or default under, or give rise to any right of acceleration under any indenture, contract, commitment, agreement, arrangement or other instrument of any kind to which the Stockholder is a party or by which the Stockholder is bound, or (iii) violate any applicable law, rule, regulation, judgment, order or decree of any governmental instrumentality or court having jurisdiction over the Stockholder.

     8. This Stockholder Agreement shall terminate on the termination of the Merger Agreement or at the Effective Time of the Merger provided for in the Merger Agreement, as the case may be; provided, however, in the event that this Stockholder Agreement is terminated at the Effective Time of the Merger, the provisions set forth in Section 1(d) shall survive termination of this Stockholder Agreement for a period of three years from the Effective Time of the Merger.

   IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

                                          STOCKHOLDER:

                                          _____________________________________
                                          Name: _______________________________
                                          Address: ____________________________
                                                _______________________________
                                                _______________________________

                                          Spouse (if applicable)

                                          _____________________________________
                                          Name: _______________________________

                                          Number of Shares of
                                          Common Stock __________________

                                          Number of Shares of
                                          Preferred Stock _______________

                           IRREVOCABLE PROXY FOR THE
                       STOCKHOLDER AGREEMENT OF COMPANY

   By its execution hereof and in order to secure the obligations of the undersigned set forth in the Stockholder Agreement ("Stockholder Agreement") dated April 5, 2001, by and between Eyeshop.com, Inc. (the "Eyeshop") and the undersigned, the undersigned hereby irrevocably constitutes and appoints the President and the Secretary of Eyeshop, and each of such officers singly, as its true and lawful attorneys-in-fact, to: (1) vote, in accordance with the Stockholder Agreement, all shares of capital stock of Sight Resource Corporation ("SRC") which the undersigned may be entitled to vote upon the matters set forth in paragraph 1(a) and 1(b) of the Stockholder Agreement at any annual or special meeting of the stockholders of SRC (but not to vote such shares on any other matter); (2) to exercise written consent in lieu of voting with respect to the matters set forth in clause (1); and (3) to execute, acknowledge, swear to and file in the undersigned's name, place and stead any consent, approval, or other documents to be executed by the stockholders in connection with the items in clauses (1) and (2). The Proxy hereby granted is irrevocable and shall be deemed coupled with an interest in the Stockholder Agreement for the term stated therein and it shall survive the undersigned's insolvency.

   IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 5th day of April 2001.

                                        _______________________________________
                                        Name: _________________________________
                                        Address: ______________________________
                                              _________________________________
                                              _________________________________

                                        Spouse (if applicable)

                                        _______________________________________
                                        Name: _________________________________

                                    EXHIBIT C-2 TO AGREEMENT AND PLAN OF MERGER

             Form of Stockholder Agreement (Eyeshop Stockholders)

                                                                 March   , 2001

Sight Resource Corporation
100 Jeffrey Avenue
Holliston, MA 01746
Attention: President

    Re: Stockholder Agreement

Ladies and Gentlemen:

   The undersigned (the "Stockholder") owns of record and beneficially the number of shares (the "Owned Shares") of common stock [and/or preferred stock] of Eyeshop.com, Inc., a Delaware corporation (the "Company"), as set forth below. On even date herewith, the Company, Sight Resource Corporation ("SRC") and Eyeshop Acquisition Corporation ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") with respect to the merger (the "Merger") of Merger Sub with and into the Company. Such Company common stock [and/or preferred stock] will be converted in the Merger into shares of the common stock, par value $.01 per share, of SRC ("SRC Common Stock"). The Stockholder wishes to facilitate the proposed Merger, acknowledges that the proposed Merger will benefit the Stockholder and agrees that SRC and Merger Sub would not enter into the Merger Agreement unless the Stockholder enters into this Agreement. For all purposes of this Agreement, the term "Owned Shares" shall include any additional shares of Company capital stock as to which the Stockholder acquires beneficial ownership after the execution hereof.

   In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Stockholder agrees as follows:

     1. The Stockholder irrevocably and unconditionally agrees that he, she or it (a) will vote all of the Owned Shares in favor of the Merger Agreement and the Merger at any meeting or meetings of the Company's stockholders called to vote upon the Merger Agreement and the Merger and
  (b) will not vote such Owned Shares (or otherwise provide a proxy or consent or a voting agreement with respect thereto) in favor of any other Company Acquisition Proposal (as defined in the Merger Agreement).

     2. The Stockholder agrees that he, she or it will not (a) directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Owned Shares or (b) take any action or omit to take any action which, in either case, would prohibit, prevent or preclude Stockholder from performing its obligations under this Agreement.

     3. The Stockholder agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by it in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company and SRC and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Stockholder and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity, and that the Stockholder waives the posting of any bond or security in connection with any proceeding related thereto.

     4. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original. This Agreement shall become effective when one counterpart signature page has been signed by the Stockholder and delivered to the SRC (which delivery may be by facsimile).

     5. The Stockholder agrees to execute and deliver all such further documents, certificates and instruments and take all such further reasonable action as may be necessary or appropriate, in order to consummate the transactions contemplated hereby. The Stockholder hereby agrees not to engage in any transaction involving any securities of SRC or Merger Sub that would violate applicable securities laws.

     6. Notwithstanding anything in this Agreement to the contrary, the Company, SRC and Merger Sub understand and agree that (i) Owned Shares may be subject to liens, encumbrances or restrictions (other than those relating to voting) arising in connection with pledges of Owned Shares by the Stockholder or its affiliates that exist as of the date hereof and (ii) any transfer of Owned Shares pursuant to any bona fide foreclosure under any such pledge shall not violate this Agreement.

     7. The Stockholder represents and warrants to the Company, SRC and Merger Sub that:

       (a) the Stockholder has all necessary power and authority to execute this letter agreement including the irrevocable proxy attached hereto;

       (b) the Stockholder owns or controls (regardless of in what capacity) the number of Owned Shares set forth below free from any lien, encumbrance or restriction whatsoever (except as otherwise permitted by Section 6 above) and with full power to vote the Owned Shares without the consent or approval of any other person;

       (c) this letter agreement and the attached proxy have been duly executed and delivered by the Stockholder and each constitutes a valid and binding agreement of the Stockholder, enforceable in accordance with its terms; and

       (d) neither the execution nor delivery of this letter agreement and the attached proxy by the Stockholder will (i) require the consent, waiver, approval, license or authorization, or any filing with, any person or public authority, (ii) with or without the giving of notice or the lapse of time, or both, conflict with or constitute a violation of, or default under, or give rise to any right of acceleration under any indenture, contract, commitment, agreement, arrangement or other instrument of any kind to which the Stockholder is a party or by which the Stockholder is bound, or (iii) violate any applicable law, rule, regulation, judgment, order or decree of any governmental instrumentality or court having jurisdiction over the Stockholder.

     8. The Stockholder irrevocably and unconditionally agrees that he, she or it will vote all of the SRC Common Stock acquired in the Merger (the "Merger Shares") in favor of the following nominees to the Board of Directors of SRC: E. Dean Butler, Carene Kunkler and/or William Connell (and, for any of the foregoing who does not serve, that person's designee), on the one hand, and Christian Callsen, William McLendon and/or Ryan Schwarz (and, for any of the foregoing who does not serve, that person's designee), on the other hand, and, to the extent that there are additional positions on the Board not filled by any of the foregoing, for any additional nominees recommended to the shareholders for election by the Board of Directors of SRC. Merger Shares shall include any SRC Common Stock shares acquired after the execution of this Shareholder Agreement.

     9. The Agreement shall terminate on the termination of the Merger Agreement or at the Effective Time of the Merger provided for in the Merger Agreement, as the case may be; provided, however, in the event that this Stockholder Agreement is terminated at the Effective Time of the Merger, the provisions set forth in Section 8 shall survive termination of this Stockholder Agreement for a period of three years from the Effective Time of the Merger.

   IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

                                          STOCKHOLDER:

                                          _____________________________________
                                          Name: _______________________________
                                          Address: ____________________________
                                                _______________________________
                                                _______________________________

                                          Spouse (if applicable)

                                          _____________________________________
                                          Name: _______________________________

                                          Number of Shares of
                                          Common Stock __________________

                                          [Number of Shares of Series A
                                          Preferred Stock _______________

                                          Number of Shares of Series B
                                          Preferred Stock _____________ ]

                           IRREVOCABLE PROXY FOR THE
                       STOCKHOLDER AGREEMENT OF COMPANY

   By its execution hereof and in order to secure the obligations of the undersigned set forth in the Stockholder Agreement ("Stockholder Agreement")
dated March     , 2001, by and between Sight Resource Corporation ("SRC") and the undersigned, the undersigned hereby irrevocably constitutes and appoints the President and the Secretary of SRC and each of such officers singly, as its true and lawful attorneys-in-fact, to: (1) vote, in accordance with the Stockholder Agreement, all shares of capital stock of Eyeshop.com, Inc. ("Eyeshop") which the undersigned may be entitled to vote upon the matters set forth in the Stockholder Agreement at any annual or special meeting of the stockholders of Eyeshop (but not to vote such shares on any other matter); (2) to exercise written consent in lieu of voting with respect to the matters set forth in clause (1); and (3) to execute, acknowledge, swear to and file in the undersigned's name, place and stead any consent, approval, or other documents to be executed by the stockholders in connection with the items in clauses (1) and (2). The Proxy hereby granted is irrevocable and shall be deemed coupled with an interest in the Stockholder Agreement for the term stated therein and it shall survive the undersigned's insolvency.

   IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy
this      day of March, 2001.

                                          _____________________________________
                                          Name: _______________________________
                                          Address: ____________________________
                                                _______________________________
                                                _______________________________

                                          Spouse (if applicable)

                                          _____________________________________
                                          Name: _______________________________

                                                                         ANNEX B




                        COMMON STOCK PURCHASE AGREEMENT

                                  by and among

                           SIGHT RESOURCE CORPORATION
                               EYESHOP.COM, INC.

                                      and

                     THE PERSONS LISTED ON EXHIBIT A HERETO

                            Dated as of May 23, 2001

                               TABLE OF CONTENTS

 ARTICLE I DEFINITIONS....................................................  B-1
    Section 1.01 Definitions.............................................   B-1

 ARTICLE II PURCHASE AND SALE OF THE SHARES...............................  B-3
    Section 2.01 Purchase and Sale of the Shares.........................   B-3

 ARTICLE III MERGER.......................................................  B-3
    Section 3.01 Merger Agreement........................................   B-3
    Section 3.02 Change in Company Management............................   B-4

 ARTICLE IV CONDITIONS TO CLOSING.........................................  B-4
    Section 4.01 Mutual Conditions to Closing............................   B-4
    Section 4.02 Conditions to Purchaser's Obligations...................   B-4
    Section 4.03 Additional Conditions Applicable to Second Closing......   B-5
    Section 4.04 Conditions to Company's Obligations.....................   B-6

 ARTICLE V REPRESENTATIONS AND WARRANTIES.................................  B-7
    Section 5.01 Representations and Warranties of the Company...........   B-7
    Section 5.02 Representations and Warranties of the Purchasers........   B-9

 ARTICLE VI COVENANTS..................................................... B-10
    Section 6.01 Performance.............................................  B-10
    Section 6.02 Cooperation.............................................  B-11
    Section 6.03 Election of Directors...................................  B-11
    Section 6.04 Issuance of Additional Shares...........................  B-11
    Section 6.05 Rights Agreement........................................  B-11

 ARTICLE VII LIMITATIONS AND RESTRICTIONS................................. B-11
    Section 7.01 Restrictions on Sales by Purchasers.....................  B-11
    Section 7.02 Registration Rights.....................................  B-12
    Section 7.03 Carlyle Registration....................................  B-12

 ARTICLE VIII MISCELLANEOUS............................................... B-12
    Section 8.01 Notices.................................................  B-12
    Section 8.02 Legends.................................................  B-13
    Section 8.03 Termination.............................................  B-13
    Section 8.04 Action by Purchasers....................................  B-14
    Section 8.05 Entire Agreement........................................  B-14
    Section 8.06 Modifications and Amendments............................  B-14
    Section 8.07 Waivers and Consents....................................  B-14
    Section 8.08 Assignment..............................................  B-14
    Section 8.09 Benefit.................................................  B-14
    Section 8.10 Governing Law...........................................  B-14
    Section 8.11 Severability............................................  B-15
    Section 8.12 Interpretation..........................................  B-15
    Section 8.13 Headings and Captions...................................  B-15
    Section 8.14 Enforcement.............................................  B-15

    Section 8.15 No Waiver of Rights, Powers and Remedies.................  B-15
    Section 8.16 Expenses.................................................  B-15
    Section 8.17 Confidentiality..........................................  B-15
    Section 8.18 Publicity................................................  B-16
    Section 8.19 Counterparts.............................................  B-16

 ARTICLE IX RESCISSION..................................................... B-16

                        COMMON STOCK PURCHASE AGREEMENT

   THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of this 23rd day of May, 2001 (the "Effective Date"), by and among Sight Resource Corporation, a Delaware corporation (the "Company"), eyeshop.com, inc., a Delaware corporation ("Eyeshop"), and the persons listed on Exhibit A attached hereto (each a "Purchaser" and collectively the "Purchasers").

   WHEREAS, the Purchasers desire to acquire and the Company is willing to issue and sell to the Purchasers shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, subject to the terms and conditions specified herein; and

   WHEREAS, in connection with the purchase and sale of the Shares (as defined below), the Company and Eyeshop desire to enter into an agreement and plan of merger pursuant to which Eyeshop will merge with a wholly-owned subsidiary of the Company, subject to the terms and conditions specified herein.

   NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

   Section 1.01 Definitions. As used in this Agreement, references to either gender shall include the other gender, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

   "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

   "Agreement" means this Common Stock Purchase Agreement, as amended, modified or supplemented from time to time.

   "Business Day" means any day on which commercial banks are not authorized or required by law to close in Boston, Massachusetts.

   "Closing" has the meaning specified in Section 2.01(b).

   "Commission" means the United States Securities and Exchange Commission or any other agency successor thereto.

   "Common Stock" has the meaning specified in the recitals to this Agreement.

   "Company" means and shall include Sight Resource Corporation, a Delaware corporation, and its successors and permitted assigns.

   "Exchange Act" means the Securities Exchange Act of 1934 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

   "Eyeshop" means and shall include Eyeshop.com, Inc. a Delaware corporation, and its successors and permitted assigns.

   "First Closing" has the meaning specified in Section 2.01(b).

   "First Closing Date" has the meaning specified in Section 2.01(b).

   "Liquidity Event" means (a) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock for the account of the Company to the public with net proceeds to the Company of not less than $15,000,000 or (b) the closing of a consolidation or merger of the Company, or a sale of all or substantially all of the assets of the Company, other than (i) a merger, consolidation or sale of all or substantially all of the assets of the Corporation in a transaction in which the shareholders of the Company immediately prior to the transaction possess more than 50% of the voting securities of the surviving entity (or parent, if any) immediately after the transaction or (ii) the transactions contemplated by the Merger Agreement.

   "Management Purchaser" means E. Dean Butler.

   "Merger Agreement" has the meaning specified in Section 3.01.

   "Person" means an individual, corporation, partnership, association, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

   "Purchaser" means and shall include each Person listed on Exhibit A attached hereto, and each of its or their successors and permitted assigns.

   "Second Closing" has the meaning specified in Section 2.01(b).

   "Second Closing Date" has the meaning specified in Section 2.01(b).

   "Securities Act" means the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

   "Shares" has the meaning specified in Section 2.01(a).

   "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

   "Transaction Documents" shall mean this Agreement and any other instruments or certificates to be executed and delivered in connection with this Agreement upon the Closing.

                                  ARTICLE II

                        PURCHASE AND SALE OF THE SHARES

   Section 2.01 Purchase and Sale of the Shares.

   (a) Issuance of the Shares. Subject to the terms and conditions of this Agreement, at the Closings (as defined below) the Company agrees to issue and sell to the Purchasers and the Purchasers, severally but not jointly, agree to purchase from the Company an aggregate of five million (5,000,000) shares of Common Stock (the "Shares"), at a purchase price of $0.20 per share for an aggregate purchase price of one million dollars ($1,000,000). Each Purchaser shall be obligated to purchase that number of shares set forth opposite of their respective names on the signature pages hereto. To the extent that the aggregate number of such shares exceeds five million (5,000,000), the aggregate number of shares so purchased shall be reduced to five million (5,000,000) and each Purchaser shall be entitled to purchase that number of shares as is determined by multiplying five million (5,000,000) by a fraction, the numerator of which is the total number of shares set forth opposite such Purchaser's name on the signature pages hereto and the denominator of which is the aggregate number of shares set forth opposite all of the Purchasers' names on the signature pages hereto. Exhibit A attached hereto shall reflect the actual number of shares so purchased opposite the names of each respective Purchaser.

   (b) Closings; Delivery of the Shares. The purchase and sale of the Shares shall take place, and payment for the Shares shall be made, at two closings (the "First Closing" and the "Second Closing," and each a "Closing") to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, at 10:00 a.m. (local time) on May 23, 2001 (the "First Closing Date" and on the Closing Date of the Merger (as such terms are defined in the Merger Agreement), the "Second Closing Date") or at such other location, time and date as may be mutually agreed upon by the parties. At the First Closing and the Second Closing, each Purchaser shall purchase and pay for 25% and 75% respectively, of the total number of Shares to be purchased by such Purchaser. The number of Shares to be purchased at each Closing by each Purchaser shall be indicated on Exhibit A. At each Closing, subject to the terms and conditions contained in this Agreement, the Company will provide evidence satisfactory to the Purchasers that the Company has taken all steps necessary to cause to be issued to the Purchasers stock certificates evidencing the Shares, registered in the names of the Purchasers and dated as of the date of the Closing, which stock certificates shall be delivered to the Purchasers within two Business Days of the Closing, against receipt of wire transfers of immediately available funds to an account of the Company specified to the Purchasers, in an aggregate amount equal to two hundred fifty thousand dollars ($250,000) at the First Closing and seven hundred fifty thousand dollars ($750,000) at the Second Closing, in payment of the full purchase price for the Shares to be issued and sold at each such Closing.

   (c) At the First Closing, the proceeds to be delivered to the Company at the Second Closing shall be deposited in escrow pursuant to an escrow agreement in substantially the form of Exhibit B attached hereto.

                                  ARTICLE III

                                    MERGER

   Section 3.01 Merger Agreement. Immediately following the Closing, each of the Company and Eyeshop agree to use its best efforts to consummate a merger of Eyeshop with a wholly-owned subsidiary of the Company in accordance with the terms of the agreement of merger (the "Merger Agreement") between the Company and Eyeshop annexed hereto as Exhibit C. As a result of the merger, Eyeshop will become a wholly owned subsidiary of the Company.

   Section 3.02 Change in Company Management. Effective upon the First Closing, each of the current executive officers of the Company identified below shall tender to the Company's Board of Directors his resignation from the position(s) identified, and the Company's Board of Directors shall elect the nominees identified below to fill such vacant officer positions:

   Current Officer      Position(s)                             Nominee
   ---------------      -----------                             -------
   William T. Sullivan  Chief Executive Officer and President   Carene Kunkler
   Christian Callsen    Chairman (but continuing as a director) E. Dean Butler

                                  ARTICLE IV

                             CONDITIONS TO CLOSING

   Section 4.01 Mutual Conditions to Closing. The obligation of the Purchasers to purchase and pay for, and the obligation of the Company to issue and sell to the Purchasers, the Shares at the First Closing is subject to the following conditions:

     (i) No Injunction. No injunction or order of any court or other governmental authority restraining the consummation of the transactions provided for herein or contemplated by the other Transaction Documents shall be in effect; and

     (ii) No Termination. This Agreement shall not have been terminated pursuant to Section 8.03.

   Section 4.02 Conditions to Each Purchaser's Obligations. The obligation of each Purchaser to purchase and pay for the Shares at the First Closing is subject to the following additional conditions:

     (i) Compliance with Agreement. Each of the representations and warranties of the Company set forth in Article V hereof shall be true and correct in all material respects on the date of the First Closing, and all agreements, covenants and conditions required by this Agreement to be complied with or performed or fulfilled by the Company at or prior to such Closing shall have been complied with, performed or fulfilled in all material respects;

     (ii) Executed Counterparts. Each Purchaser shall have received prior to or at the First Closing counterparts of each of the Transaction Documents, each in form and substance reasonably satisfactory to the Purchaser, duly executed by the Company;

     (iii) Delivery of Stock Certificates. The Company shall have delivered to the Purchasers at such Closing, evidence reasonably satisfactory to the Purchasers that the Company has taken all steps necessary to cause to be issued to the Purchasers stock certificates evidencing the Shares, as specified in Section 2.01(b), registered in the names of the Purchasers;

     (iv) Opinion of Counsel. The Purchasers shall have received prior to or at the Closing an opinion from counsel to the Company in substantially the form attached hereto as Exhibit D;

     (v) Merger Agreement. The Company shall have executed the Merger Agreement and delivered it to Eyeshop;

     (vi) Board Resignation. The Company shall have received the resignations of William Sullivan and Steve Blinn from the Company's Board of Directors;

     (vii) Pending Actions. No suit, action or proceeding which seeks to prohibit consummation of the transactions contemplated by this Agreement or by the Merger Agreement shall be pending;

     (viii) Third Modification Agreement. The Company and Sovereign Bank shall have executed a Third Modification Agreement in substantially the form attached hereto as Exhibit E (the "Third Modification Agreement");

     (ix) Carlyle Letter Agreement. The Company and Carlyle Venture Partners, L.P. and certain of its affiliates ("Carlyle") shall have executed a Letter Agreement in substantially the form attached hereto as Exhibit F;

     (x) Shawnee Settlement. The Company shall have executed with the former shareholders of Shawnee Optical, Inc. a Settlement Agreement and Mutual Release in substantially the form attached hereto as Exhibit G;

     (xi) Severance Agreements. The Company shall have entered into a Severance Agreement with William T. Sullivan on terms approved by Eyeshop;

     (xii) Documentation at Closing. The Purchasers shall have received, prior to or at such Closing, (I) a certificate, executed by the Assistant Secretary of the Company and dated as of the date of such Closing, together with and certifying as to (A) the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by the Company of all transactions contemplated hereby and thereby; (B) a copy of the Certificate of Incorporation of the Company, as amended and in effect as of the date of such Closing; (C) a copy of the By-laws of the Company, as amended and in effect as of the date of such Closing; and (D) the names of the officers of the Company authorized to sign the Transaction Documents together with the true signatures of such officers; and (II) a certificate, executed by an executive officer of the Company and dated as of the date of such Closing, to the effect that, to the best of the knowledge of such individual, the conditions set forth in Section 4.02 (and, if applicable, Section 4.03) have been satisfied;

     (xiii) Documents and Proceedings. All documents to be provided to the Purchasers hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchasers or their counsel; and

     (xiv) Waiver. Any condition specified in this Section 4.02 may be waived by the Purchasers.

     (xv) Escrow Deposit. The Purchasers shall have complied with Section
  2.01(c).

   Section 4.03 Additional Conditions Applicable to Second Closing. The obligation of each Purchaser to purchase and pay for the Shares at the Second Closing is subject to the following additional conditions:

     (i) First Closing. The First Closing shall have occurred.

     (ii) Merger Agreement. The Merger Agreement shall have been duly approved and authorized by all necessary action on the part of the Boards of Directors of the Company and the Merger shall have become effective;

     (iii) Opinion of Counsel. The Purchasers shall have received prior to or at the Second Closing an opinion from counsel to the Company in substantially the form attached hereto as Exhibit D;

     (iv) Third Modification Agreement. The Third Modification Agreement shall have continued in full force and effect, the Company shall be in compliance with all terms and conditions of such Agreement, and Sovereign Bank shall have no right to terminate such Agreement or accelerate the taking of any action intended to be deferred by such Agreement;

     (v) Absence of Material Adverse Change. Except as set forth on Schedule 5.01(i), since December 30, 2000, there shall have been no change in the assets, liabilities, financial condition or operations of the Company which has or has had a material adverse effect on the business, financial condition, operations, property or affairs of the Company; and

     (vi) Waiver. Any condition specified in this Section 4.03 may be waived by the Purchasers.

   Section 4.04 Conditions to the Company's Obligations. The obligation of the Company to issue and sell the Shares at the First Closing is subject to the following additional conditions:

     (i) Representations and Warranties. Each of the representations and warranties of the Purchasers set forth in Article V hereof shall be true and correct in all material respects on the date of such Closing;

     (ii) Executed Counterparts. The Company shall have received prior to or at the Closing counterparts of each of the Transaction Documents, in form and substance reasonably satisfactory to the Company, duly executed by the Purchasers;

     (iii) Payment. The Company shall have received payment in full for the shares to be purchased at such Closing in accordance with Section 2.01;

     (iv) Merger Agreement. Eyeshop shall have executed the Merger Agreement and delivered it to the Company;

     (v) Documentation at Closing. With respect to each of those Purchasers that are corporate entities, Company shall have received, prior to or at the First Closing, a certificate, executed by the Secretary of such Purchaser and dated as of the date of the Closing, together with and certifying as to (A) the resolutions of the Board of Directors of such Purchaser authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by such Purchaser of all transactions contemplated hereby and thereby; and (B) the names of the officers of such Purchaser authorized to sign the Transaction Documents together with the true signatures of such officers;

     (vi) Documents and Proceedings. All documents to be provided to the Company hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Company or its counsel;

     (vii) Non-Infringement Opinion. The Company shall have received a copy of the legal opinion of Thompson Hine LLP addressed to Eyeshop that the intellectual property owned or licensed by the Company does not infringe upon a patent issued to EyeWeb, Inc; and

     (viii) Waiver. Any condition specified in this Section 4.04 may be waived by the Company.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

   Section 5.01 Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as follows:

     (a) Organization and Standing of the Company. Except as set forth in
  Schedule 5.01(a), the Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Company and its subsidiaries taken as a whole. True and correct copies of the Certificate of Incorporation of the Company, as amended and in effect as of the date of this Agreement, and the By-Laws of the Company, as amended and in effect as of the date of this Agreement, both certified by the Secretary of the Company, have been delivered to Eyeshop.

     (b) Corporate Action. Except as set forth on Schedule 5.01(b), the Company has all necessary corporate power and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents and the Company has all necessary corporate power and has taken all corporate action required to authorize the issuance and sale of the Shares and to consummate the other transactions contemplated by the Transaction Documents.

     (c) Governmental Approvals. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for, or in connection with, the issuance and sale of the Shares on the Closing Dates, or the execution and delivery by the Company of, or for the performance by it of its obligations under, the Transaction Documents.

     (d) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, par value $.01 per share, of which 9,468,762 shares are issued and outstanding and 30,600 shares are treasury shares, and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share, of which 200,000 shares have been designated as Series A Preferred Stock, none of which are issued and outstanding, and 1,452,119 shares have been designated as Series B Preferred Stock, all of which are issued and outstanding. The Shares, when issued against payment of the aggregate purchase price set forth in Section 2.01, will be duly authorized, validly issued and fully paid and non-assessable and not subject to any lien, claim or encumbrance by reason of the Company's charter or bylaws or by reason of any other consensual action taken by the Company. As of the date hereof, except as described or contemplated in the SEC Reports (as defined in Section 5.01(k)) filed with respect to periods ending on or after December 25, 1999 and as set forth on
  Schedule 5.01(d), there are no options, warrants, convertible securities or other rights to purchase shares of capital stock or other securities of the Company which are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities, and the Company has no obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof filed with respect to periods ending on or after December 25, 1999, except as contemplated by the Transaction Documents. Except as described in the SEC Reports, and except as otherwise contemplated by the Transaction Documents, (i) no person is entitled to any preemptive right, right of first refusal or similar right with respect to the issuance of any capital stock of the Company, (ii) there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and (iii) there exists no agreement between the Company's stockholders and to which the Company is party or of which the Company has received written notice with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs.

     (e) Registration Rights. As of the date hereof, except as set forth on
  Schedule 5.01(e), no person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

     (f) Enforceability. The Company has duly authorized, executed and delivered the Transaction Documents, and the Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

     (g) Absence of Conflicts. Except as set forth on Schedule 5.01(g), the Company's execution, delivery and performance of its obligations under this Agreement and the other Transaction Documents do not and will not (i) contravene its Certificate of Incorporation or By-laws, (ii) to its knowledge, violate any law, rule, regulation, order, judgment or decree applicable to or binding upon the Company or its properties, which violation would have a material adverse effect on the Company and its subsidiaries taken as a whole, (iii) constitute a breach or default or require any consent under any agreement or instrument to which the Company is a party or by which the Company or its properties is bound or affected, which breach or default, or the absence of such consent, would have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) require any consent, permit, approval, action, filing or recording.

     (h) Financial Statements. The Company has previously furnished to the Purchaser a copy of its audited financial statements as of and for the year ended December 30, 2000 (the "Financial Statements"). The Financial Statements are correct in all material respects, present fairly the financial condition and results of operations of the Company, as of the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied.

     (i) Absence of Material Adverse Change. Except as set forth on Schedule 5.01(i), since December 30, 2000, there has been no change in the assets, liabilities, financial condition or operations of the Company which has had a material adverse effect on the business, financial condition, operations, property or affairs of the Company.

     (j) Full Disclosure. The Company has furnished or made available to Purchaser all documents filed by the Company with the Commission since January 1, 1999 pursuant to the reporting requirements of the Exchange Act.

     (k) SEC Reports. The Company has filed with the Commission all reports (the "SEC Reports") required to be filed by it under the Exchange Act. All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. All financial statements contained in the SEC Reports have been prepared in accordance with GAAP consistently applied throughout the period indicated. Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended.

     (l) Securities Laws. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 5.02 hereof, the issuance of the Shares will be exempt from the registration requirements of the Securities Act. All notices, filings, registrations, or qualifications under state securities or "blue-sky" laws which are required in connection with the offer, issue and delivery of the Shares pursuant to this Agreement, if any, have been or will be completed by the Company.

     (m) Broker's Fee. No brokers or finders are entitled to compensation in connection with the sale of the Shares attributable to any agreement or commitment made by or on behalf of the Company.

     (n) Exemption from State Anti-Takeover Laws. No "moratorium," "control share acquisition," shareholder approval requirement, Company "poison pill" plan, or other form of anti-takeover statute or regulation applies to the transactions contemplated by this Agreement if such transactions are consummated in the manner contemplated by this Agreement. Likewise, consummation of the transactions contemplated by this Agreement will not result in the application of any "moratorium," "control share acquisition," super-majority voting requirement, Company "poison pill" plan or other form of anti-takeover statute, regulation or plan to the transactions contemplated by the Merger Agreement if the transactions contemplated by this Agreement are consummated in the manner contemplated by this Agreement.

     (o) Closing Date. Each of the representations and warranties of the Company contained in this Section 5.01 and elsewhere in this Agreement that is not qualified by materiality will be true and correct in all material respects on the First Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement. Each of the representations and warranties of the Company contained in this Section
  5.01 and elsewhere in this Agreement that is qualified by materiality will be true and correct on the first Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement.

   Section 5.02 Representations and Warranties of the Purchasers. Each Purchaser, severally but not jointly, represents and warrants to the Company as follows:

     (a) Investment Intent. The Purchaser is acquiring the Shares on the date of each Closing for its own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, and it has no present intention of distributing or selling such Shares. The Purchaser understands that such Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and that the Company has no obligation to so register the Shares. The Purchaser hereby agrees not to make any sale, transfer or other disposition of such Shares unless either (i) such Shares have been registered under the Securities Act and all applicable state and other securities laws and any such registration remains in effect or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Securities Act or under applicable securities laws.

     (b) Opportunity to Investigate. The Purchaser (i) has had the opportunity to ask questions concerning the Company and all such questions posed have been answered to its satisfaction; (ii) has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Company; and
  (iii) has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

     (c) Accredited Investor. The Purchaser is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

     (d) Enforceability. The Purchaser has duly authorized, executed and delivered the Transaction Documents to which it is a party, and such Transaction Documents constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

     (e) Broker's Fee. Except as heretofore disclosed in writing by Eyeshop to the Company, no brokers or finders are entitled to compensation in connection with the sale of the Shares attributable to any agreement or commitment made by or on behalf of Eyeshop or any Purchaser.

     (f) With respect to Purchasers that are corporations:

       (i) Organization and Standing of the Purchaser. The Purchaser is a duly organized and validly existing corporation in good standing and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Purchaser and its subsidiaries taken as a whole.

       (ii) Corporate Action. The Purchaser has all necessary corporate power and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents to which it is a party and has all necessary corporate power and has taken all corporate action required to authorize its purchase of the Shares and to consummate the other transactions contemplated by the Transaction Documents.

     (g) Foreign Purchasers. If the Purchaser resides in a country other than the United States, such Purchaser represents and warrants that the purchase of the Shares by such Purchaser is in compliance with the applicable laws of its jurisdiction.

     (h) Closing Date. Each of the representations and warranties of the Purchaser contained in this Section 5.02 and elsewhere in this Agreement that is not qualified by materiality, and all information contained in any writing delivered by, or on behalf of, the Purchaser to the Company, will be true and correct in all material respects on the First Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement. Each of the representations and warranties of the Purchasers contained in this Section 5.02 and elsewhere in this Agreement that is qualified by materiality will be true and correct on the First Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement.

                                  ARTICLE VI

                                   COVENANTS

   Section 6.01 Performance. Each party shall perform all of its obligations hereunder and shall, at or prior to the applicable Closing, execute and deliver the other Transaction Documents to which it is contemplated to be a signatory.

   Section 6.02 Cooperation. Each party shall endeavor in good faith to perform and fulfill all conditions and obligations on their respective parts to be fulfilled or performed hereunder or under the other Transaction Documents, to the end that the transactions contemplated hereby and thereby will be fully and timely consummated.

   Section 6.03 Election of Directors. At or prior to the First Closing, the Company shall cause its board of directors to take such action as may be required to nominate for election and to appoint as directors to serve until the annual meeting of the Stockholders of the Company to which the term of office of the class to which he or she has been elected expires, E. Dean Butler, William Connell and Carene Kunkler (or, in the event any such individual declines or is unable to serve, such other individual as may be designated for election by the holders of at least a majority of the Shares held by the Purchasers or their Affiliates).

   Section 6.04 Issuance of Additional Shares. Other than as provided in this Agreement or the Merger Agreement, or as described or contemplated in Section 5.01(d), until after the Second Closing, the Company shall not, except with the prior consent of the Purchasers, issue, agree to issue, or grant any rights to acquire, any shares of capital stock of the Company other than (i) options to purchase Common Stock of the Company pursuant to the Company's 1992 Employee, Director and Consultant Stock Option Plan, as amended, issued in the ordinary course of business and consistent with past practice, (ii) warrants in connection with a bank financing and (iii) dividends in the form of Common Stock to Carlyle.

   Section 6.05 Rights Agreement. On or prior to the First Closing, the Company will either (a) amend its Amended and Restated Rights Agreement dated as of May 15, 1997 with American Stock Transfer & Trust Purchasers (the "Rights Agreement") so that the execution of this Agreement and/or consummation of the transactions contemplated hereby do not and will not, with or without the passage of time, result in (i) the grant of any rights to any person under the Rights Agreement or enable or require Company's outstanding rights to be exercised, distributed or triggered, (ii) the Purchasers or any of their Affiliates becoming an "Acquiring Person" (as defined in the Rights Agreement), or (iii) a "Distribution Date" (as defined in the Rights Agreement) or (b) redeem the rights outstanding under the Rights Agreement.

                                  ARTICLE VII

                         LIMITATIONS AND RESTRICTIONS

   Section 7.01 Restrictions on Sales by Purchasers. Subject to the provisions of Section 7.02 herein, the Management Purchaser agrees that until the date that is three years after the date of the Second Closing, and each other Purchaser agrees that until the date that is two years after the Second Closing, it will not, nor will it permit any of its Affiliates to, sell, solicit an offer to sell or propose to sell, any Shares purchased at the First Closing or the Second Closing except as follows:

     (a) each Purchaser may transfer Shares to any of its Affiliates or to any other Purchaser so long as such Affiliates or Purchaser agree in writing to be bound by the terms of this Article VII;

     (b) each Purchaser may transfer Shares upon the occurrence of a Liquidity Event; and

     (c) each Purchaser may transfer Shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, provided that (A) during the period of time between one year and two years after the Second Closing, no Purchaser may transfer more than fifteen percent of the Shares originally purchased by such Purchaser pursuant to this Agreement and (B) during the period of time between two years and three years after the Second Closing, the Management Purchaser shall not transfer more than forty-five percent of the Shares originally purchased by the Management Purchaser pursuant to this Agreement.

   Section 7.02 Registration Rights. At or prior to the Second Closing, the Company shall execute and tender to the Purchasers for execution by them a Registration Rights Agreement (the "Registration Rights Agreement") in form and substance satisfactory to the Company and the Purchasers. The Registration Rights Agreement shall provide that, commencing two years after the Second Closing, the Purchasers shall have the following registration rights with respect to the Shares:

     (a) two demand rights, provided that at least twelve months shall have elapsed between each demand and until such date that is three years after the Second Closing, the Management Purchaser shall not be permitted to register Shares held by him in excess of forty-five percent of the Shares originally purchased by the Management Purchaser pursuant to this Agreement;

     (b) unlimited piggyback (incidental) rights subject to (A) underwriter cutbacks and (B) until such date that is three years after the Second Closing, the Management Purchaser shall not be permitted to register Shares held by him or her in excess of forty-five percent of the Shares originally purchased by the Management Purchaser pursuant to this Agreement, provided, however, such restriction in this clause (b) shall not apply upon the occurrence of a Liquidation Event; and

     (c) an unlimited number of Registration Statements on Form S-3 (or equivalent Form) provided that the reasonably anticipated price to the public would be at least $1,000,000 and until such date that is three years after the Second Closing, the Management Purchaser shall not be permitted to register Shares held by him or her in excess of forty-five percent of the Shares originally purchased by the Management Purchaser pursuant to this Agreement.

   Such registration rights (i) shall be provided by the Company at its sole expense (other than underwriting discounts and commissions), and (ii) shall be subject to customary terms and conditions.

   Section 7.03 Carlyle Registration. The Purchasers acknowledge that Carlyle possesses the right to register shares of the Company's Common Stock. The Purchasers agree that in the event the Purchasers exercise their registration rights pursuant to the Registration Rights Agreement, the Purchasers shall extend to Carlyle the opportunity to register a portion of the unregistered shares of Common Stock held by it equivalent to one-third of the aggregate shares of Common Stock proposed to be registered.

                                 ARTICLE VIII

                                 MISCELLANEOUS

   Section 8.01 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission (receipt confirmed), (iii) sent by international overnight or express courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

    If to the Company: Sight Resource Corporation
                       100 Jeffrey Avenue
                       Holliston, MA 01746
                       Attn: Chief Executive Officer
                       Fax: (508) 429-6023

    with a copy to:     Mintz, Levin, Cohn, Ferris,
                        Glovsky and Popeo, P.C.
                        One Financial Center
                        Boston, MA 02111
                        Attn: Lewis Geffen, Esq.
                        Fax: (617) 542-2241

  If to the Purchasers: To the addresses set forth on Exhibit A

    with a copy to:     Eyeshop.com, Inc.
                        3100 Hawkslanding Dr.
                        Cincinnati, Ohio 45244
                        Attn: President
                        Fax: (513) 474-1120

   All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight or express courier, on the Business Day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the fifth Business Day following the day such mailing is made.

   Section 8.02 Legends. Each Purchaser acknowledges that, until registered under the Securities Act and any applicable state securities laws or transferred pursuant to the provisions of Rule 144 promulgated under the Securities Act ("Rule 144"), each certificate representing a Share, whether upon initial issuance or upon any transfer thereof, shall bear a legend (and the Company and its transfer agent shall make a notation on its books of transfer to such effect), prominently stamped or printed thereon, in substantially the following form:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT AND ANY SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION OR A WRITTEN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER OTHER APPLICABLE SECURITIES LAWS."

   Section 8.03 Termination. If the First Closing has not occurred on or prior to May 31, 2001, or if the Second Closing has not occurred on or prior to September 30, 2001, or if prior to either Closing the Company or any Purchaser has been notified that the U.S. Department of Justice or the Federal Trade Commission, or any other Federal, state or other governmental agency or instrumentality the consent or approval of which is contemplated by the terms of this Agreement or any other Transaction Document, is prepared to (a) seek a preliminary injunction to enjoin the consummation of the transactions contemplated hereunder or thereunder or (b) grant such consent or approval upon the condition that any material action or forbearance of action not otherwise specifically required of the party choosing to terminate pursuant to this Section 8.03 be taken, then (i) the Company may terminate this Agreement by written notice to the Purchasers and (ii) the Purchasers may terminate this Agreement by written notice to the Company.

   Section 8.04 Action by Purchasers. In any situation in which this Agreement either grants to the Purchasers as a group any rights or calls for the consent or waiver of the Purchasers as a group, such rights may be exercised, or such consent or waiver may be granted in writing by the Purchasers holding a majority of the Shares then held by all Purchasers (or if no Shares have then been purchased, by Purchasers entitled to purchase a majority of the Shares to be purchased.)

   Section 8.05 Entire Agreement. This Agreement, together with its Exhibits and Schedules, embodies the entire agreement and understanding between the parties hereto with respect to the provisions hereof and supersedes all prior oral or written agreements and understandings relating to the provisions hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

   Section 8.06 Modifications and Amendments. The material terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto and any non material terms and provisions of this Agreement may be modified or amended only by written agreement executed by Eyeshop and the Company, with the consent of the Purchasers as provided in Section 8.04 herein.

   Section 8.07 Waivers and Consents. Except as other than expressly provided herein, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

   Section 8.08 Assignment. The rights and obligations under this Agreement may not be assigned by any Purchaser on the one hand or by the Company on the other hand without the prior written consent of the other (which consent shall not be unreasonably withheld), except that each Purchaser without the consent of the Company may assign this Agreement or any of its rights or obligations to an Affiliate of such Purchaser or to an entity (other than an entity that competes with the Company) with which the Purchaser shall merge or consolidate or to which the Purchaser shall sell or assign all or substantially all of its assets, and except that the Company without the consent of the Purchasers may assign this Agreement to an entity (other than an entity that competes with Eyeshop) with which the Company shall merge or consolidate or to which the Company shall sell or assign all or substantially all of its assets.

   Section 8.09 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

   Section 8.10 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

   Section 8.11 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

   Section 8.12 Interpretation. The parties hereto acknowledge and agree that:
(i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

   Section 8.13 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

   Section 8.14 Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party.

   Section 8.15 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

   Section 8.16 Expenses. Each of the parties hereto shall pay its own fees and expenses in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated; provided, however, that the Company shall pay the reasonable fees and expenses of one counsel representing Eyeshop upon consummation of the transactions contemplated by the Merger Agreement, up to an aggregate of $25,000.

   Section 8.17 Confidentiality. Each of the Purchasers, on the one hand and the Company, on the other hand, acknowledges and agrees that any information or data it has acquired from the other, not otherwise properly in the public domain, was received in confidence. Each party agrees not to divulge, communicate or disclose, or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof; provided that (i) the foregoing obligation with respect to the disclosure and use of such information shall not apply to any information which such party can demonstrate (A) was at the time of disclosure to such party or thereafter, but prior to its disclosure by such party to any third party, through no fault of such party, publicly available (other than as a result of disclosure by such party), (B) has been disclosed to such party on a nonconfidential basis from a source other than any other party which, to such party's knowledge, was not prohibited from disclosing such information to such party by a legal, contractual, fiduciary or other obligation, (C) has been independently developed by the such party without the violation of any of my obligations under this Agreement, or (D) is required to be disclosed by applicable law (including, without limitation, the federal securities laws) and (ii) such party may, if required by subpoena or valid legal process, disclose any such information, but only to the extent so required and only after using its best efforts to give the other party or parties (as the case may be) prior notice of such required disclosure in order to afford such party or parties an opportunity to obtain an injunction, a protective order or other relief.

   Section 8.18 Publicity. Neither the Purchasers on the one hand nor the Company on the other hand shall issue any press release or otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement without the prior written consent of the other, except as may be required by applicable law, rule or regulation; provided that once such other party has consented to a party's issuance or making of a press release or public statement, any subsequent issuance or making of such press release or public statement by such party shall not require the separate written consent of the other party. However, the parties recognize that the Company is a publicly held company obligated under the Federal securities laws to make disclosures of material events affecting it. Consequently, if the Company is advised by its counsel that it is required to make such announcement under Federal or state securities laws, the Company may make such announcement. The Company agrees promptly to inform the Purchasers of such advice by counsel, provide a copy of such announcement prior to disclosure and, if practicable, to give the Purchasers an opportunity to comment upon the form of any required announcement.

   Section 8.19 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                  ARTICLE IX

                                  RESCISSION

   In the event that the Merger Agreement is terminated pursuant to Sections 7.1(e), 7.1(g), 7.1(h) or 7.1(j) therein (but only if in the case of termination pursuant to Section 7.1(j) therein, the breach of a representation or warranty by the Company or EAC (as defined in the Merger Agreement) is knowing or the breach of a covenant by the Company or EAC is willful), then no later than thirty days after receiving written notice by the Company of the same, each Purchaser shall have the option to exercise a right to rescind the purchase of the shares purchased by such Purchaser at the First Closing by providing the Company with written notice exercising such rescission right along with the original share certificate evidencing the shares so purchased.

   Promptly upon receipt of notice of such rescission exercise, the Company shall return to the Purchaser, in cash or immediately available funds, an amount equal to the purchase price paid by the Purchaser for such shares.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

   IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed in their names by their duly authorized officers or representatives effective as of the date first above written.

                                          THE COMPANY:
                                          SIGHT RESOURCE CORPORATION

                                                 /s/ William T. Sullivan
                                          By: _________________________________
                                                    William T. Sullivan
                                                         President

                                          EYESHOP:
                                          EYESHOP.COM, INC.

                                                   /s/ Carene Kunkler
                                          By: _________________________________
                                                      Carene Kunkler
                                                      Vice President

                                          PURCHASERS:

                                                   /s/ William LaWarre
                                          By: _________________________________
                                                      William LaWarre

                                          Number of Shares: 750,000
                                          Aggregate Purchase Price $150,000.00

                                          LA SESTA S.A.

                                                    /s/ Marco Brustio
                                          By: _________________________________
                                                       Marco Brustio
                                                         President

                                          Number of Shares: 2,250,000
                                          Aggregate Purchase Price $450,000.00

                                          GLT CO LLC

                                                    /s/ Gary Tillman
                                          By: _________________________________
                                                       Gary Tillman
                                                          Member

                                          Number of Shares: 250,000
                                          Aggregate Purchase Price $50,000.00

                                                    /s/ Donald Butler
                                          By___________________________________
                                                       Donald Butler

                                          Number of Shares: 34,500
                                          Aggregate Purchase Price $6,900.00

                                                   /s/ Delores Butler
                                          By: _________________________________
                                                      Delores Butler

                                          Number of Shares: 35,000
                                          Aggregate Purchase Price $7,000.00

                                          CELERITY VENTURES, LLC

                                                     /s/ Geoff Stein
                                          By: _________________________________
                                                        Geoff Stein
                                                     Managing Director

                                          Number of Shares: 250,000
                                          Aggregate Purchase Price $50,000.00

                                          THE CADLE HOLDING COMPANY

                                                   /s/ Daniel C. Cadle
                                          By: _________________________________
                                                      Daniel C. Cadle
                                                         President

                                          Number of Shares: 500,000
                                          Aggregate Purchase Price $100,000.00

                                          EXCALIBUR INVESTMENTS B.V.

                                             /s/ E. Jongsma & D.R.J. Looij
                                          By: _________________________________
                                                Intra Beheer B.V. Managing
                                                         Director

                                          Number of Shares: 4,000,000
                                          Aggregate Purchase Price $800,000.00

                                          EURO VENTURES EQUITY HOLDINGS B.V.

                                              /s/ E Jongsma & D.R.J. Looij
                                          By: _________________________________
                                                Intra Beheer B.V. Managing
                                                         Director

                                          Number of Shares: 1,000,000
                                          Aggregate Purchase Price $200,000.00

                                    EXHIBIT A TO COMMON STOCK PURCHASE AGREEMENT

                        TOTAL--FIRST AND SECOND CLOSING

                                                        Aggregate
                                                        Number of
                                                         Shares     Aggregate
Name and Address Of Purchaser                           Purchased Purchase Price
-----------------------------                           --------- --------------
LA SESTA S.A. ......................................... 1,240,421  $248,084.20
Siege Social 26 Boulevard Royal L-2449
LUXEMBOURG
With a copy to:
Marco Brustio c/o Mazzucchelli 1849 spa
Via S. e.P. Mazzucchelli 7
21043 Catinglione Olona
ITALY
CELERITY VENTURES, LLC.................................   137,824  $ 27,564.80
44 Hillcrest Parkway
Winchester, MA 01890
EXCALIBUR INVESTMENTS B.V. ............................ 2,205,193  $441,038.60
Leidseplein 98
1017 PS Amsterdam
Postbus 2720
1000 AT
AMSTERDAM
With a copy to:
Dino Tabacchi
Via Patriarcato 15
35100 Padova
ITALY
THE CADLE HOLDING COMPANY..............................   275,649  $ 55,129.80
100 N. Center Street
Newton Falls, OH 44444
WILLIAM LAWARRE........................................   413,474  $ 82,694.80
20 Garden Place
Cincinnati, Ohio 45208
GLT CO LLC.............................................   137,824  $ 27,564.80
C/o Tom Burke
P.O. Box 45
1114 Grandview Rd.
Glendale, WV 26038
EURO VENTURES EQUITY HOLDING B.V. .....................   551,299  $110,259.80
Leidseplein 98
1017 PP Amsterdam
Postbus 782
1000 AT
Amsterdam

                                                        Aggregate
                                                        Number of
                                                         Shares     Aggregate
Name and Address Of Purchaser                           Purchased Purchase Price
-----------------------------                           --------- --------------
DONALD D. BUTLER.......................................  19,020     $3,804.00
7 Spring Knoll Drive
Cincinnati, Ohio 45227
DOLORES K. BUTLER......................................  19,296     $3,859.20
7 Spring Knoll Drive
Cincinnati, Ohio 45227

                                 FIRST CLOSING

                                                          Number of  Purchase
                        Purchaser                          Shares      Price
                        ---------                         --------- -----------
La Sesta.................................................   310,105 $ 62,021.00
Celerity Ventures........................................    34,456 $  6,891.20
Excalibur Investments....................................   551,298 $110,259.60
The Cadle Holding Company................................    68,912 $ 13,782.40
William LaWarre..........................................   103,369 $ 20,673.80
GLT Co...................................................    34,456 $  6,891.20
Euro Ventures............................................   137,825 $ 27,565.00
Donald Butler............................................     4,755 $    951.00
Dolores Butler...........................................     4,824 $    964.80

                                 SECOND CLOSING

                                                          Number of  Purchase
                        Purchaser                          Shares      Price
                        ---------                         --------- -----------
La Sesta.................................................   930,316 $186,063.20
Celerity Ventures........................................   103,368 $ 20,673.60
Excalibur Investments.................................... 1,653,895 $330,779.00
The Cadle Holding Company................................   206,737 $ 41,347.40
William LaWarre..........................................   310,105 $ 62,021.00
GLT Co...................................................   103,368 $ 20,673.60
Euro Ventures............................................   413,474 $ 82,694.80
Donald Butler............................................    14,265 $  2,853.00
Dolores Butler...........................................    14,472 $  2,894.40

                                   EXHIBIT B TO COMMON STOCK PURCHASE AGREEMENT

                               ESCROW AGREEMENT

   This Escrow Agreement (the "Agreement") is made as of May 23, 2001 by the undersigned purchasers (each a "Purchaser" and collectively the "Purchasers") Sight Resource Corporation, a Delaware Corporation ("SRC") and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (the "Escrow Agent").

                                   RECITALS:

   WHEREAS, SRC and the Purchasers have agreed to enter into a Common Stock Purchase Agreement, dated May 23, 2001 (the "Purchase Agreement").

   WHEREAS, pursuant to the Purchase Agreement, on the "First Closing Date" (as defined in the Purchase Agreement), the Purchasers will purchase the number of shares of Common Stock of SRC, par value $0.01 per share (the "Common Stock") set forth opposite their respective names on Exhibit A for an aggregate purchase of one million two hundred and fifty thousand (1,250,000) shares of Common Stock (the "First Closing Shares") at a purchase price of $0.20 per share for an aggregate purchase price of $250,000.

   WHEREAS, pursuant to the Purchase Agreement, on the "Second Closing Date" (as defined in the Purchase Agreement), the Purchasers will purchase the number of shares of Common Stock set forth opposite their respective names on Exhibit A for an aggregate purchase of three million seven hundred and fifty thousand (3,750,000) shares of Common Stock (the "Second Closing Shares"), at a purchase price of $0.20 per share for an aggregate purchase price of $750,000.

   WHEREAS, the Purchasers wish to establish an escrow account to assure that the full aggregate purchase price of $250,000 for the First Closing Shares and of $750,000 for the Second Closing Shares are available for the "First Closing" and "Second Closing", respectively (as such terms are defined in the Purchase Agreement).

   NOW, THEREFORE, the parties hereto agree as follows:

   1. Escrow Agent. The Purchasers and SRC do hereby appoint the Escrow Agent as the escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment, subject to the terms and conditions contained in this Agreement.

   2. Payment Into Escrow. The Purchasers will deposit with the Escrow Agent the amounts set forth below their respective names on the signature pages to the Purchase Agreement as the "Amount of Deposit" on or before the "First Closing Date" (as defined in the Purchase Agreement). In the event that the Amount of Deposit exceeds $1,000,000, the Escrow Agent shall promptly disburse such amounts in excess of $1,000,000 in accordance with the written instructions of E. Dean Butler or, if he is unavailable, Carene S. Kunkler, as escrow representative of the Purchasers. The Amount of Deposit reduced by such disbursements shall be hereinafter referred to as the "Escrowed Funds." The Escrow Agent will hold the Escrowed Funds and the earnings on the Escrowed Funds in escrow pursuant to the terms of this Agreement.

   3. Earnings on the Deposit. The Escrow Agent shall invest the Escrowed Funds in bank certificates of deposit and/or U.S. Treasury bills as determined by the Escrow Agent following the receipt of an originally executed Form W-8 or Form W-9, as applicable, from a Purchaser and the establishment of a separate sub-account for such Purchaser. The amount of earnings from the Escrowed Funds shall be maintained for the benefit of the Purchasers. Such earnings (and the expenses paid therefrom as provided in Section 6) will be allocated among the Purchasers pro rata with the amount of each Purchaser's contribution to the Escrowed Funds, regardless of the date of receipt thereof.

   4. Distribution of the Escrowed Funds. The Escrow Agent shall hold and continue to hold the Escrowed Funds and the earnings on the Escrowed Funds until the same are disbursed as provided in this Section 4 and in Section 6:

   4.1 If the Escrow Agent has not received an aggregate of $1,000,000 for the Escrowed Funds by the due date set forth in Section 2, and such shortfall is not cured within the thirty days of such due date, then Escrow Agent shall handle the amounts of the Escrowed Funds received from each Purchaser in accordance with the written instructions of such Purchaser received within such thirty day period. The Escrow Agent shall return all amounts of the Escrowed Funds (and the earnings after reimbursement of expenses as provided in Section 6 allocated thereto) to the Purchaser from whom received where it does not receive such written instructions to the contrary within such time period.

   4.2 Subject to Section 4.1, on the First Closing Date of the Purchase Agreement, the Escrow Agent shall pay $250,000 of the Escrowed Funds to SRC as payment for the First Closing Shares under the Purchase Agreement. Subject to
Section 4.1, on the Second Closing Date of the Purchase Agreement, the Escrow Agent shall pay the entire remaining amount of the Escrowed Funds to SRC as payment for the Second Closing Shares under the Purchase Agreement. Promptly after the Second Closing Date, the Escrow Agent shall pay to each Purchaser such Purchaser's share of the earnings (after reimbursement of expenses as provided in Section 5) on the Escrowed Funds.

   4.3 If the first Closing Date does not occur prior to May 31, 2001, then on or promptly after such date, the Escrow Agent shall return to each Purchaser the amount such Purchaser contributed to the Escrowed Funds. If the Second Closing Date does not occur prior to September 30, 2001, then on or promptly after such date, the Escrow Agent shall return to each Purchaser the amount such Purchaser contributed to the Escrowed Funds less the portion of such Purchaser's contribution paid for the First Closing Shares under Section 4.2 plus such Purchaser's share of the earnings (after reimbursement of expenses as provided in Section 6) on the Escrowed Funds.

   5. Termination. The escrow provided hereunder shall expire completely upon the release of all Escrowed Funds, and this Agreement, except for the provisions of Sections 6.3 and 6.7 hereof, shall terminate.

   6. Escrow Agent

   6.1 Escrow Agent's Fees. Escrow Agent shall not charge for its services under this Agreement. To the extent that Escrow Agent properly incurs fees and expenses in carrying out its duties under this Agreement, it may reimburse itself therefor from earnings on the Escrowed Funds, but the Purchasers shall not be responsible for any further expenses of Escrow Agent.

   6.2 Duties and Responsibilities. The duties and responsibilities of the Escrow Agent hereunder shall be limited to those expressly set forth in this Agreement, and the Escrow Agent shall not be bound in any way by any other contract or agreement between the parties hereto, whether or not the Escrow Agent has knowledge of any such contract or agreement or of the terms or conditions thereof. In the event the Escrow Agent shall be uncertain as to any duties or responsibilities hereunder or shall receive instructions from any of the parties hereto with respect to the Escrowed Funds which in its belief are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed to do so in writing by order of a court of competent jurisdiction (the time for all appeals therefrom having expired) in proceedings which the Escrow Agent or any other party hereto shall be entitled to commence. The Escrow Agent may act upon any instrument or other writing (including wire transfer instructions) believed in good faith to be genuine and to be signed and presented by the proper person or persons and may assume that any person purporting to give notice, instruction, consent or request or acknowledge receipt in connection with the provisions hereof has been duly authorized to do so and that the same is properly made or given. The Escrow Agent may rely upon any order, judgment, certification, demand or other writing delivered to it without being required to determine the propriety or validity of the service thereof or the jurisdiction of any court.

   6.3 Liability. The Escrow Agent undertakes to perform such duties as are expressly set forth herein and no additional duties or obligations shall be implied hereunder. The duties of the Escrow Agent are purely ministerial in nature and shall not be construed as fiduciary and the Escrow Agent will not be liable for any error in judgment, or for any mistake of fact or law, or for any act done or step taken or omitted by it in good faith, or for anything which it may do or refrain from doing in connection herewith, except for willful misconduct or gross negligence. Accordingly, and without limiting the foregoing, the Escrow Agent shall not incur any such liability with respect to
(a) any action taken or omitted under this Agreement, except for willful misconduct or gross negligence, or (b) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for herein, not only as to its due execution by an authorized person and as to the validity and effectiveness of such instrument, and also as to the truth and accuracy of any information contained therein. In no event will the Escrow Agent be liable for indirect, punitive, special or consequential damages.

   6.4 Disputes. In the event of a dispute between any of the parties hereto sufficient in the discretion of the Escrow Agent to justify its doing so, the Escrow Agent shall be entitled to tender the Escrowed Funds into the registry or custody of any court of competent jurisdiction, to initiate such legal proceedings as it deems appropriate, and pursuant thereto, to be discharged from all further duties and liabilities under this Agreement with respect to the Escrowed Funds so tendered. Any such legal action may be brought in any such court as the Escrow Agent shall determine to have jurisdiction with respect to such matter. The filing of any such legal proceedings shall not deprive the Escrow Agent of its rights to indemnification hereunder.

   6.5 Attachment. In the event all or any part of the Escrowed Funds shall be attached, garnished or levied upon pursuant to any court order, or the delivery thereof shall be stayed or enjoined by a court order, or any other order, judgment or decree shall be made or entered by any court affecting the Escrowed Funds or any part hereof or any act of the Escrow Agent, the Escrow Agent is authorized to obey and comply with all writs, orders, judgments or decrees so entered or issued by any such court, without the necessity of inquiring whether such court has jurisdiction; and if the Escrow Agent obeys or complies with any such writ, order, or decree, it shall not be liable to the parties hereto or any other person by reason of such compliance.

   6.6 Legal Action. The Escrow Agent shall have no duty to incur any out-of-pocket expenses or to take any legal or other action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding that would result in or might require it to incur any cost, expense, loss, or liability, unless and until it shall be indemnified with respect thereto in accordance with Section 6.7 of this Agreement.

   6.7 Indemnification. The Purchasers and SRC jointly and severally hereby agree to indemnify and hold harmless the Escrow Agent (and its officers, directors, employees and agents) against any and all cost, loss, damage, disbursement, liability, and expense, including reasonable attorneys' fees, which may be imposed upon or incurred by the Escrow Agent hereunder, or in connection with the performance of its duties hereunder, including any litigation arising out of this Agreement, or involving the subject matter hereof.

   6.8 Resignation. The Escrow Agent, and the Escrow Agent's successors hereinafter appointed, may at any time resign by giving notice in writing to the Purchasers and SRC and shall be discharged of all duties hereunder upon the appointment of a successor escrow agent which shall be appointed by mutual agreement of the SRC and the unanimous consent of the Purchasers. If the parties are unable to agree on a successor escrow agent within 10 days after such notice, any of such parties may petition a court of competent jurisdiction to appoint one. From the date upon which the Escrow Agent sends notice of any resignation until the acceptance by a successor escrow agent appointed as provided herein, the Escrow Agent's sole obligation hereunder shall be to hold the Escrowed Funds delivered to it in accordance with this Agreement.

   7. Modification or Amendment. No modification or amendment of any provision of this Agreement shall be effective unless made in a written instrument, duly executed by the party to be bound thereby, which refers specifically to this Agreement and states that an amendment or modification is being made in the respects set forth in such instrument.

   8. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any provisions of this Agreement shall be deemed to have been duly given or made for all purposes if
(i) hand delivered, (ii) sent by a nationally recognized overnight courier or
(iii) sent by telephone facsimile transmission (with prompt oral confirmation of receipt) as follows:

If the Escrow Agent:                   Lewis J. Geffen, Esquire
                                       Mintz, Levin, Cohn, Ferris, Glovsky
                                       and Popeo, P.C.
                                       One Financial Center
                                       Boston, MA 02111
                                       Phone: (617) 542-6000
                                       Fax: (617) 542-2241

If to the Purchasers:                  To the addresses set forth opposite
                                       each Purchaser's name on Exhibit A

If to SRC:
                                       Sight Resource Corporation
                                       100 Jeffrey Avenue
                                       Holliston, MA 01746
                                       Attn: President
                                       Phone: (508) 429-6916
                                       Fax: (508) 429-6203

With a copy to:
                                       Lewis J. Geffen, Esquire
                                       Mintz, Levin, Cohn, Ferris, Glovsky
                                       and Popeo, P.C.
                                       One Financial Center
                                       Boston, MA 02111
                                       Phone: (617) 542-6000
                                       Fax: (617) 542-2241
or at such other address as any party may specify by notice given to the other party in accordance with this Section 8. The date of giving of any such notice shall be the date of hand delivery, the date sent by telephone facsimile, and the day after delivery to an overnight courier service.

   9. Counterparts. This Agreement may be executed by one or more counterparts, each of which independently shall be deemed to be an original and all taken together shall constitute one instrument.

   10. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party or parties entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

   11. Assignment. The rights and obligations under this Agreement may not be assigned by the parties hereto without the prior written consent of the other parties.

   12. Governing Law. This Agreement shall be exclusively governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

   13. Severability. In the event that any word, phrase, clause, sentence, or other provision of this Agreement shall violate or be deemed unenforceable under any applicable statute, ordinance, or rule of law in the jurisdiction which governs this Agreement, such provisions shall be ineffective to the extent of such violation without invalidating any other provision hereof.

   14. Entire Agreement. This Agreement and the documents referred to herein shall constitute the complete and entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous oral, written or implied negotiations and commitments and any other writing with respect to such subject matter.

   15. Force Majeure. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, earthquakes or other disasters.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

                                        SIGHT RESOURCE CORPORATION

                                                 /s/ William T. Sullivan
                                        By: ___________________________________

                                        Name: William T. Sullivan

                                        Title: President

                                        MINTZ, LEVIN, COHN, FERRIS, GLOVSKY
                                         AND POPEO, P.C.

                                                     /s/ Lewis Geffen
                                        By: ___________________________________
                                        Name: Lewis Geffen
                                        Title: Member

                                        PURCHASERS

                                                     /s/ Gary Tillman
                                        _______________________________________
                                        GTL Co. LLC

                                                   /s/ William LaWarre
                                        _______________________________________
                                        William LaWarre

                                                   /s/ Daniel C. Cadle
                                        _______________________________________
                                        Daniel C. Cadle, President of Cadle
                                         Holding Company

                                                   /s/ Donald D. Butler
                                        _______________________________________
                                        Donald D. Butler

                                                    /s/ Delores Butler
                                        _______________________________________
                                        Delores Butler

                                          CELERITY VENTURES LLC

                                                      /s/ Geoff Stein
                                          By: _________________________________

                                          Name: Geoff Stein

                                          Title: Managing Director

                                          EXCALIBUR INVESTMENTS B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                          By: _________________________________

                                          Name: Intra Beheer B.V.

                                          Title: Managing Director

                                          LA SESTA

                                                     /s/ Marco Brustio
                                          By: _________________________________

                                          Name:  Marco Brustio

                                          Title:  President

                                          EURO VENTURES EQUITY HOLDINGS B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                          By: _________________________________

                                          Name:  Intra Beheer B.V.

                                          Title:  Managing Director

                                       EXHIBIT A TO ESCROW AGREEMENT--PURCHASERS

Name  Address First Closing Shares Second Closing Shares Amount of Deposit
----  ------- -------------------- --------------------- -----------------


                                    EXHIBIT C TO COMMON STOCK PURCHASE AGREEMENT

   See Annex A to the Proxy Statement filed herewith.

                                   EXHIBIT D TO COMMON STOCK PURCHASE AGREEMENT

       [MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C. LETTERHEAD]

                                 May 23, 2001

To the Purchasers of Common Stock
Listed on Exhibit A to the Stock Purchase
Agreement Referred to Below

  Re:Sight Resource Corporation

Ladies and Gentlemen:

   We have acted as special counsel to Sight Resource Corporation, a Delaware corporation (the "Company"), in connection with the proposed issuance and sale of 1,250,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), pursuant to the Stock Purchase Agreement by and among the Company, Eyeshop.com, Inc. and each of you dated as of May 23, 2001 (the "Stock Purchase Agreement"). This opinion is delivered to you pursuant to
Section 4.02(iv) of the Stock Purchase Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

   In connection with rendering the opinions set forth herein, we have examined the following:

   A. The Restated Certificate of Incorporation of the Company, as amended to date, and the form of the Certificate of Amendment to Restated Certificate of Incorporation, to be filed as of the Second Closing Date (as defined in the Stock Purchase Agreement) (the "Certificate of Amendment") with the Secretary of State of the State of Delaware (the "Certificate of Incorporation");

   B. The By-Laws of the Company, as amended to date (the "By-Laws");

   C. A Certificate of legal existence and good standing of the Company issued by the Secretary of State of the State of Delaware as of a recent date (the "Certificate of Good Standing");

   D. An executed copy of the Stock Purchase Agreement;

   E. Such minutes of corporate proceedings, other corporate records of the Company as we deemed necessary for the purposes of this opinion;

   F. A certificate of the Company dated this day, as to the correctness of certain representations and warranties and as to certain factual matters; and

   G. Such other certificates documents, agreements and records as we deemed necessary to render the opinions set forth below.

   In conducting our examination, we have assumed, without independently verifying such assumptions, (i) the genuineness of the signatures on all of the documents examined by us, (ii) the authenticity of all documents furnished for our examination as originals, (iii) the conformity to original documents of all documents furnished to us as copies, including documents transmitted by telecopier, (iv) that all parties to the Stock Purchase

Agreement, other than the Company, possess the requisite power and authority to enter into the Stock Purchase Agreement and to effect the consummation of the transactions contemplated thereby and (v) that the Stock Purchase Agreement constitutes the legal, valid and binding obligation of each of such other parties enforceable in accordance with their respective terms.

   In rendering the opinions set forth below, any reference to "our knowledge, " "known to us," "of which we are aware" or words of similar import shall, except as otherwise specifically described, mean the awareness of the existence or absence of any facts or other information by any lawyer in this firm who has participated in the specific transactions, or who is primarily responsible for a particular subject matter, to which this opinion relates. Except as expressly set forth in this opinion, we have not undertaken any independent investigation, including, without limitation, any investigation of corporate, court or other documents or records, to determine the existence or absence of any such facts or other information, and no inference as to our knowledge of the existence or absence of any facts or other information should be drawn from the fact of our representation of the Company.

   No opinion is expressed herein with respect to any matter that is determined by the law of any jurisdiction except the federal laws of the United States of America, the laws of The Commonwealth of Massachusetts and the Delaware General Corporation Law.

   Our opinion contained in paragraph 2 below as to enforceability is subject to the further qualification that such enforceability may be (A) limited by bankruptcy, insolvency (including, without limitation, fraudulent conveyances and fraudulent transfers), reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (B) limited by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) subject to the effect of any public policy considerations or court decisions which may limit the rights of any person or entity to obtain indemnification and (D) subject to the effects of generally applicable rules of law that (1) limit or affect the enforcement of provisions that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness or (2) provide that forum selection clauses are not necessarily binding on the court or courts in the forum selected. For purposes of our opinion expressed in the first sentence of paragraph 1 below, we have relied exclusively upon our review of the Certificate of Good Standing.

   Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority (corporate and other) to conduct its business as presently conducted by it and to enter into and perform the Stock Purchase Agreement and to carry out the transactions contemplated thereby.

     2. The execution, delivery and performance by the Company of the Stock Purchase Agreement has been duly authorized by all necessary corporate action of the Company, and the Stock Purchase Agreement has been duly executed and delivered by the Company. The Stock Purchase Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

     3. The execution and delivery of the Stock Purchase Agreement, and the performance by the Company of its obligations thereunder do not (A) violate any provision of the Certificate of Incorporation or By-laws of the Company, (B) violate, conflict with or constitute a default under any material contract, commitment, trust or agreement of any kind known to us to which the Company is a party or by which it is bound, (C) violate the Delaware General Corporation Law or any U.S. federal statute, regulation or rule or, to our knowledge, any judgment, decree, writ, order or injunction of any arbitrator, court or governmental authority binding upon the Company, or (D) result in the grant of any rights to any person under the Rights Agreement between the Company and American Stock Transfer Trust Company dated May 15, 1997, as amended.

     4. The issuance, sale and delivery of the Shares in accordance with the Stock Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company. The Shares are duly and validly issued and fully paid and nonassessable and, to our knowledge, are free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. The issuance, sale or delivery of the Shares is not subject to any preemptive right of stockholders of the Company arising under the Certificate of Incorporation or By-laws of the Company, each as amended to date.

     5. To our knowledge, there is no action, suit, proceeding or arbitration pending against or threatened against or affecting the Company before any court or arbitrator or any governmental body, agency or official which, if adversely determined, could materially and adversely affect the business, financial condition, operations, properties or other condition of the Company, or which in any manner questions the validity of the Stock Purchase Agreement and the issuance of the Shares.

     6. Assuming the accuracy of the representations and warranties of the Purchasers set forth in the Stock Purchase Agreement, the offer, issue, sale and delivery of the Shares to the persons to whom this letter is addressed is a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended.

     7. To our knowledge, all authorizations, consents, approvals and clearances of all governmental agencies and authorities and of third parties required in order to permit the issuance by the Company of the Shares pursuant to the Stock Purchase Agreement, other than filings required to be made with state securities regulators after the date hereof, have been obtained.

   The opinions expressed herein are given as of the date hereof and we undertake no obligation and hereby disclaim any obligation to advise you of any change after the date of this opinion pertaining to any matter referred to herein. The opinions expressed herein are given to you solely for your use in connection with the transactions contemplated by the Stock Purchase Agreement and may not be used or relied upon in connection with any other matter or transaction or by any other person or entity. This letter may not be published, distributed or disseminated by you to any person.

                                          Sincerely,

                                          Mintz, Levin, Cohn, Ferris,
                                          Glovsky And Popeo, P.C.

                                                                      EXHIBIT E

                         THIRD MODIFICATION AGREEMENT

   THIS THIRD MODIFICATION AGREEMENT (hereinafter, this "Agreement") is made this 26th day of March, 2001 and effective as of the 1st day of February, 2001 by and among:

     SOVEREIGN BANK as successor-in-interest to Fleet National Bank (hereinafter, the "Bank"), a federal savings bank having an office located at 100 Pearl Street, Hartford, Connecticut;

     SIGHT RESOURCE CORPORATION (hereinafter, the "Sight Resource"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

     CAMBRIDGE EYE ASSOCIATES, INC. (hereinafter, "Cambridge Eye"), a Delaware corporation with a principal place of business at 1 Highland Avenue, Unit 3B, Malden, Massachusetts;

     DOUGLAS VISION WORLD, INC. (hereinafter, "Douglas Vision"), a Delaware corporation with a principal place of business at 1 Highland Avenue, Unit 3B, Malden, Massachusetts;

     E.B. BROWN OPTICIANS, INC. (hereinafter, "E.B. Brown"), a Delaware corporation with a principal place of business at 1549 E. 30th Street, Cleveland, Ohio;

     EYEGLASS EMPORIUM, INC. (hereinafter, "Eyeglass Emporium"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

     KENT OPTICAL COMPANY, f/k/a KENT ACQUISITION CORP. (hereinafter, "Kent Optical"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

     SHAWNEE OPTICAL, INC. (hereinafter, "Shawnee Optical"), a Delaware corporation with a principal place of business at 2203 W. 38th Street, Erie, Pennsylvania; and

     VISION PLAZA, CORP. (hereinafter, "Vision Plaza"), a Delaware corporation with a principal place of business at 3301 Veterans Memorial Boulevard, Suite 54E, Metarie, Louisiana.

   Hereinafter, the Sight Resource, Cambridge Eye, Douglas Vision, E.B. Brown, Eyeglass Emporium, Kent Optical, Shawnee Optical, and Vision Plaza shall be referred to collectively, jointly, and severally, as the "Obligors".

                              W I T N E S S E T H

   WHEREAS, reference is hereby made to certain loan arrangements (hereinafter, the "Loan Arrangements") entered into by and between the Bank and the Obligors, evidenced by, among other things, the following documents, instruments, and agreements (hereinafter collectively, together with this Agreement and all documents, instruments, and agreements executed incidental hereto, and contemplated hereby, the "Loan Documents"):

     (a) Loan Agreement (hereinafter, as amended, the "Loan Agreement") dated April 15, 1999, entered into by and between the Bank and the Obligors;

     (b) Secured Revolving Line Note (hereinafter, the "Revolving Note") dated April 15, 1999 in the maximum principal amount of $3,000,000.00 made by the Obligors payable to the Bank;

     (c) Secured Term Note (hereinafter, the "Term Note") dated April 15, 1999 in the original principal amount of $7,000,000.00 made by the Obligors payable to the Bank;

     (d) Eight (8) Security Agreements (All Assets) (hereinafter, collectively, the "Security Agreements") dated April 15, 1999 respectively, pursuant to which each of the Obligors granted the Bank a security interest in the Collateral (as defined in the Security Agreements);

     (e) Security Agreement (Pledged Collateral) dated April 15, 1999, pursuant to which Sight Resource assigned, transferred, and delivered to the Bank all of the Collateral (as defined therein);

     (f) Modification Agreement (hereinafter, the "Modification Agreement") dated March 31, 2000 entered into by the Bank and the Obligors; and

     (g) Second Modification Agreement (hereinafter, the "Second Modification Agreement") dated November 30, 2000 entered into by the Bank and the Obligors.

   Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Loan Agreement, as amended by (i) the Modification Agreement and (ii) the Second Modification Agreement.

   WHEREAS, the Obligors have requested that the Bank amend certain terms and conditions of the Loan Documents as provided for herein; and

   WHEREAS, the Lenders have indicated their willingness to do so, BUT ONLY on the terms and conditions contained in this Agreement; and

   WHEREAS, the Obligors have determined that this Agreement is in the Obligors' best interest.

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Bank agree as follows:

                        Acknowledgment of Indebtedness

   1. The Obligors each hereby acknowledge and agree that, in accordance with the terms and conditions of (i) the Loan Documents, (ii) this Agreement, and
(iii) all documents, instruments, and agreements executed incidental to, and contemplated by this Agreement, the Obligors are jointly and severally liable to the Bank as of March 13, 2001, as follows:

   (a) Revolving Note:

     (i)Principal:                                               $2,500,000.00
     (ii)Interest:                                               $   10,381.95
     (iii)Legal Fees & Expenses (From 01/22/01--03/16/01):       $    6,832.14

   (b) Term Note:

     (i)Principal:                                               $5,850,002.00
     (ii)Interest:                                               $   24,293.76
     TOTAL                                                       $8,391,509.85

   (c) All interest accruing from and after March 13, 2001 under the Revolving Note, and the Term Note, respectively, and all late fees, reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and the allocated costs of the Bank's in-house counsel) incurred by the Bank from and after March 13, 2001 in connection the Loan Documents, including, without limitation, all reasonable attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

   (d) Hereinafter all amounts due as set forth in this Paragraph 1, and elsewhere payable under this Agreement, shall be referred to collectively as the "Obligations".


                               Waiver of Claims

   2. The Obligors each hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns with respect to the Obligations, or otherwise, and that if any of the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE the Bank and the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

              Ratification of Loan Documents; Further Assurances

   3. The Obligors:

     (a) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents. The Obligors further acknowledge and agree that except as specifically modified in this Agreement, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect; and

     (b) Shall, from and after the execution of this Agreement, execute and deliver to the Bank whatever additional documents, instruments, and agreements that the Bank reasonably may require in order to vest or perfect the Loan Documents and the Collateral granted therein more securely in the Bank and to otherwise give effect to the terms and conditions of this Agreement, including, without limitation, such UCC Financing Statements and related documentation as may be necessary in order to perfect the security interest granted to the Bank by the Obligors in the Collateral.

                      Waiver of Certain Existing Defaults

   4. In consideration of the Obligors' compliance with the terms and conditions of this Agreement, the Bank hereby agrees to waive the following existing Defaults which have occurred under the Loan Documents: (i) Section 7.01--Minimum Net Worth of not less than $21,000,000 for the quarter ended 12/30/2000; (ii) Section 7.03--Minimum Debt Service Coverage Ratio of not less than 1.1x for the quarter ended 12/30/2000; (iii)

Section 7.04--Maximum Funded Debt Coverage Ration of not more than 3.5x for the trailing twelve (12) month period ended 12/30/2000; and (iv) Section 7.05--Minimum Net Profit of not greater than a loss of $620,000 for the quarter ended 12/30/2000 and not greater than a loss of $1,950,000 for the twelve (12) month period ended 12/30/2000 (collectively, the "Existing Defaults"). In connection with the waiver of the Existing Defaults, the Obligors hereby expressly acknowledge and agree as follows:

     (a) The waiver of the Existing Defaults (i) shall apply only to the defaults specified herein, (ii) constitutes a one-time waiver, and (iii) shall not constitute a waiver of any Default or Events of Default whether now existing or arising after the execution of this Agreement, other than of the Existing Defaults; and

     (b) The waiver of the Existing Defaults shall not prejudice any rights or remedies the Bank may have after the date hereof to declare an Event of Default, or to exercise its rights and remedies with respect to such Default, with respect to any failure of the Obligors to be in compliance with any term or condition of the any of the Loan Documents.

                             Licensing Agreements

   5. The Obligors each hereby represent and warrant to the Bank that:

     (a) The Obligors maintain licensing agreements with only those parties specifically identified on Exhibit "A" attached hereto;

     (b) The Collateral granted to the Bank under the Security Agreements is subject to the rights of only those licensors specifically listed on Exhibit "A"; and

     (c) Complete and accurate copies of all licensing agreements (together with any amendments or addendums thereto) maintained among the Obligors and any other parties are attached hereto as Exhibit "B".

                                Equity Infusion

   6. The Obligors have advised the Bank that they are negotiating to receive additional investments in the form of equity, in the aggregate amount of $1,000,000.00 (the "Equity Infusion"), from Eyeshop USA (hereinafter, "Eyeshop"). In that regard, the Obligors:

     (a) Shall provide to the Bank, by no later than the first business day of each calendar month during the term of this Agreement, written updates as to the status of the Obligors' efforts to obtain any Equity Infusions from Eyeshop or any other parties (hereinafter, the "Equity Report"). Each Equity Report shall include, at a minimum, a statement as to the persons or entities which the Obligors are actively seeking any Equity Infusion, as well as an accounting of any amounts received by the Obligor in connection with any Equity Infusions;

     (b) Hereby acknowledge and agree that the Equity Infusion shall be on such terms and conditions as are reasonably acceptable to the Bank;

     (c) Shall provide the Bank, by no later than March 31, 2001, with a formal written agreement which memorializes all material terms of the Equity Infusion, which agreement has been executed by all necessary parties and constitutes a binding obligation to consummate the Equity Infusion; and

     (d) Hereby acknowledge and agree that the failure to complete the Equity Infusion by no later than May 31, 2001 shall constitute an Event of Default hereunder.

                  Interest Rate; Repayment of the Obligations

   7. From and after the execution of this Agreement, interest shall accrue upon, and the Obligors shall repay, the Obligations as follows:

     (a) Commencing upon the execution of this Agreement interest shall accrue on the unpaid principal balance of each of (i) the Revolving Note and (ii) the Term Note, at the following rates during the corresponding time periods as indicated in the table below:

 Time Period                                                  Applicable Interest Rate
 -----------                                                  ------------------------
 February 1, 2001 through and including September 30, 2001:.. Six (6%) percent
 October 1, 2001 through and including December 31, 2001:.... Seven (7%) percent
 January 1, 2002 through the                                  Prime Rate (as defined
 Maturity Date (as defined herein):.......................... in the Loan Agreement), provided, however, that
                                                              the rate of interest
                                                              charged shall be no less
                                                              than eight (8%) percent
                                                              per annum, and no
                                                              greater than eleven
                                                              (11%) per annum

     (b) On the first Banking Day of each calendar month the Obligors shall make consecutive monthly payments in an amount equal to all accrued interest under each of (i) the Revolving Note and (ii) the Term Note;

     (c) In addition to all other payments required hereunder, the Obligors shall make regular scheduled payments to be applied in reduction of the principal balance of the Term Note, during the following time periods in the corresponding amounts:

                    Time Period                     Amount of Principal Payment
                    -----------                     ---------------------------
Commencing the first Banking Day of
 July, 2001 and continuing on the first
 Banking Day of each calendar month
 thereafter through and including
 December, 2001:...................................          $30,000.00
Commencing on the first Banking Day of
 January, 2002 and continuing on the
 first Banking Day of each calendar month
 thereafter until the Maturity Date:...............         $100,000.00

     (d) The Obligors shall pay all Obligations under the Loan Documents in full by federal funds wire transfer on or before the earlier of (i) the occurrence of an Event of Default (as defined below) or (ii) December 31, 2002 (hereinafter, the "Maturity Date").

                      Modification of Negative Covenants

   8. From and after the execution of this Agreement, the following Negative covenants contained in Article VII of the Loan Agreement shall be modified as follows:

     (a) Section 7.01 is hereby deleted in its entirety and replaced with the following:

       7.01 (Minimum Net Worth). Borrower (on a consolidated basis) will not permit its Net Worth to be less than $12,500,000 as at the end of any fiscal quarter commencing with the fiscal quarter ending March 31, 2001.

     (b) Section 7.03 (Minimum Debt Service Coverage Ratio) and Section 7.04 (Maximum Funded Debt Coverage Ratio) are hereby deleted in their entirety.

     (c) Section 7.05 is hereby deleted in its entirety and replaced with the following:

       7.05 (Maximum Net Loss). Borrower will not permit its consolidated net loss after taxes to be greater than the following amounts for the following quarters (and annually where appropriate):

     Quarter Ending                                            Applicable Amount
     --------------                                            -----------------
     March 31, 2001...........................................    ($1,700,000)
     June 30, 2001............................................    ($2,000,000)
     September 30, 2001.......................................    ($1,000,000)
     December 31, 2001........................................    ($2,300,000)
     Annual Fiscal Year 2001..................................    ($7,000,000)
     March 31, 2002...........................................    ($  800,000)
     June 30, 2002............................................    ($  925,000)
     September 30, 2002.......................................    ($  475,000)
     December 31, 2002........................................    ($1,325,000)
     Annual Fiscal Year 2002..................................    ($3,525,000)

       Each of the first three quarters of each fiscal year and the annual calculation shall be separate and distinct tests.

                              Costs of Collection

   9. The Obligors shall:

     (a) On or before the execution of this Agreement, the Obligors shall pay the Bank the sum of $6,832.14 in reimbursement for reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Bank from January 22, 2001 through March 16, 2001, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents, including, without limitation, the negotiation and preparation of this Agreement.

     (b) On demand, reimburse the Bank for any and all reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Bank from and after March 16, 2001, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents.

                                    Notices

   10. Any communication between the Bank and the Obligors shall be forwarded via certified mail, return receipt requested, or via recognized overnight courier, addressed as follows:

   If to the Bank:              Sovereign Bank
                                Managed Assets Division
                                619 Alexander Road
                                Princeton, New Jersey 08540
                                Attn.: Mr. Frank P. Leis

   With a copy via telecopier to:

                                Steven T. Greene, Esquire
                                Riemer & Braunstein LLP
                                Three Center Plaza
                                Boston, Massachusetts 02108
                                Telecopier No. (617) 880-3456

   If to the Obligors:          Sight Resource Corporation
                                100 Jeffrey Avenue
                                Holliston, Massachusetts 01746
                                Attn: William T. Sullivan
                                President and CEO

   With a copy via telecopier to:

                                Lewis Geffen, Esquire
                                Mary-Laura Greely, Esquire
                                Mintz, Levin, Cohn, Ferris, Glovsky & Popeo,
                             P.C.
                                One Financial Center
                                Boston, Massachusetts 02110
                                Telecopier No. (617) 542-2241

                                    Waivers

   11. Non-Interference. From and after the occurrence of any Event of Default, the Obligors agree not to interfere with the exercise by the Bank of any of its rights and remedies. The Obligors further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Bank's efforts to realize upon any of the collateral granted to the Bank under the Loan Documents, or otherwise to enforce the Bank's rights and remedies pursuant to the Loan Documents. This provision shall be specifically enforceable by the Bank.

   12. Automatic Stay. The Obligors hereby expressly assent to any motion filed by the Bank seeking relief from the automatic stay in connection with any Petition for Relief filed by or against any one or more of the Obligors under the United States Bankruptcy Code.

   13. Jury Trial. The Obligors and the Bank hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the other, in entering into this Agreement, is relying on such a waiver: THE OBLIGORS EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY OF THE OBLIGORS BECOME A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE OBLIGORS OR IN WHICH THE OBLIGORS ARE JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE BANK.

                               Entire Agreement

   14. This Agreement shall be binding upon the Obligors and the Obligors' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Bank and the Bank's successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Obligors and the Bank, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Obligors and the Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Bank, then by a duly authorized officer thereof.

                           Construction of Agreement

   15. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

     (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

     (b) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Bank and the Obligors under this Agreement.

     (c) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Bank and the Obligors, the provisions of this Agreement shall govern and control.

     (d) The Bank and the Obligors have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Bank and the Obligors and shall not be construed against either the Bank or the Obligors.

                        Illegality or Unenforceability

   16. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                              Informed Execution

   17. The Obligors warrant and represent to the Bank that the Obligors:

     (a) Have read and understand all of the terms and conditions of this Agreement;

     (b) Intend to be bound by the terms and conditions of this Agreement;

     (c) Are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection; and

     (d) Acknowledge and agree that the modifications provided to the Obligors by the Bank pursuant to this Agreement constitute a fair and reasonable time frame within which all Obligations are to be paid in full.

               [remainder of this page intentionally left blank]

   IN WITNESS WHEREOF, this Agreement has been executed this 26th day of March, 2001.


SOVEREIGN BANK                            SIGHT RESOURCE CORPORATION


          /s/ Frank P. Leis                       /s/ William T. Sullivan
By: _________________________________     By: _________________________________
            Vice President                               President

                                          CAMBRIDGE EYE ASSOCIATES, INC.

                                                  /s/ William T. Sullivan
                                          By: _________________________________
                                                         President

                                          DOUGLAS VISION WORLD, INC.

                                                  /s/ William T. Sullivan
                                          By: _________________________________
                                                         President

                                          E.B. BROWN OPTICIANS, INC.

                                                  /s/ William T. Sullivan
                                          By: _________________________________
                                                         President

                                          EYEGLASS EMPORIUM, INC.

                                                  /s/ William T. Sullivan
                                          By: _________________________________
                                                         President

                                          KENT OPTICAL COMPANY,
                                          f/k/a KENT ACQUISITION CORP.

                                                  /s/ William T. Sullivan
                                          By: _________________________________
                                                         President

                                          SHAWNEE OPTICAL, INC.

                                                  /s/ William T. Sullivan
                                          By: _________________________________
                                                         President

                                          VISION PLAZA, CORP.

                                                  /s/ William T. Sullivan
                                          By: _________________________________
                                                         President

          EXHIBIT "A" TO A CERTAIN THIRD MODIFICATION AGREEMENT DATED
                          AS OF FEBRUARY 1, 2001 AMONG
                   SIGHT RESOURCE, ET AL. AND SOVEREIGN BANK

                                   Licensors

   1. Marchon Delta Systems, Inc.; and

   2. Microsoft Corporation

          EXHIBIT "B" TO A CERTAIN THIRD MODIFICATION AGREEMENT DATED
                          AS OF FEBRUARY 1, 2001 AMONG
                   SIGHT RESOURCE, ET AL. AND SOVEREIGN BANK

                              [License Agreements]

                                   EXHIBIT F TO COMMON STOCK PURCHASE AGREEMENT

                    [SIGHT RESOURCE CORPORATION LETTERHEAD]

                                                                   May 21, 2001

Carlyle Venture Partners, L.P.
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004-2505
Attention: Ryan Schwarz

Ladies and Gentlemen:

   This letter agreement confirms the mutual understanding among Sight Resource Corporation (the "Company"), Carlyle Venture Partners, L.P. ("Carlyle"), C/S Venture Investors, L.P. ("C/S"), Carlyle U.S. Venture Partners, L.P. ("Carlyle U.S.") and Carlyle Venture Coinvestment, L.L.C. ("Carlyle LLC" and together with Carlyle, C/S and Carlyle U.S., the "Carlyle Group") with respect to the effect of certain rights previously granted to the Carlyle Group in connection with a proposed transaction involving an equity financing and merger (the "Merger") among the Company, Eyeshop.com, Inc. ("Eyeshop") and certain other individuals (equity financing and merger collectively being the "Proposed Transaction").

   For mutual benefit, good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, and subject to the terms and conditions set forth below, the parties hereby agree as follows:

   1. The Carlyle Group, from and after the date of the consummation of the Proposed Transaction, hereby waives (i) all rights granted to it pursuant to
Section 5.4(e) of the Company's Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock within its Certificate of Incorporation, as the same may be amended from time to time (the "Charter"), other than in connection with the Company's obligation to satisfy a Make Whole Payment (as that term is defined in the Stock Purchase and Sale Agreement by and among the Company, a wholly owned subsidiary of the Company, Kent Optical Company and certain affiliates of Kent Optical Company dated April 1, 1999 (the "Stock Purchase Agreement")) to Timothy D. Westra and John C. Cress pursuant to Section 1.02 of the Stock Purchase Agreement, (ii) all rights to anti-dilution adjustments in connection with Dilutive Issuances (as that term is defined in the Class I (Mirror) Warrants to Purchase Common Stock No. I-001 through I-004 (the "Mirror Warrants")) pursuant to Sections 4.1 and 4.2(i) of the Mirror Warrants, and (iii) all rights granted to it pursuant to Sections
4.1 and 4.2(a)-(d) of each of the Class II Warrants to Purchase Common Stock No. II-1 through II-4 (the "Class II Warrants"), all in consideration for (a) a warrant or warrants (the "Warrant") to purchase common stock, par value $0.01 per share, of the Company (the "Common Stock") with the following terms:

 .Shares subject to Warrant: The Warrant will be exercisable for an aggregate of 1,000,000 shares of Common Stock.

 .Term of Warrant:           The term will be 7.5 years from date of issuance.

 .Issue date:                The Warrant will be issued upon consummation of
                             the Proposed Transaction.

 .Exercise Price:            The exercise price of each share of Common Stock
                             underlying the Warrant will be $0.20.

 .Methods of Exercise: Either cash or cashless exercise will be permitted.

 .Registration Rights: The Carlyle Group will receive the right to a shelf registration of the underlying shares of Common Stock and the Company shall take commercially reasonable efforts to maintain the effectiveness of such registration statement until the shares are freely tradable under Rule 144 of the Securities Act of 1933, as amended (the "Act"). The Carlyle Group will agree that it will not exercise such shelf registration right for one year following the final closing of the Proposed
                       Transaction if upon such exercise the Company would be required to effect such registration on a Form S-1 under the Act. In addition, the Company shall grant piggyback registration rights on the underlying shares of Common
                       Stock, subject to customary underwriter cutbacks.

and (b) the Company's agreement not to issue equity securities or grant the option or right to acquire equity securities to any officer or director of the Company, whether directly or indirectly, without prior approval by a majority of the disinterested members of the Company's Board of Directors pursuant to
Section 144 of the Delaware General Corporation Law, and the Company's further agreement that in the event that any such issuance or grant of option or right is valued at a price below eighty percent of its Fair Market Value (as defined herein), then such issuance or grant of option or right shall require the unanimous approval of the independent members of the Board of Directors (by way of amplification and not limitation, such independent directors shall initially be Chris Callsen, William McClendon and Ryan Schwarz with respect to such issuances or grants of options or rights involving the officers of the Company or the other members of the Board of Directors of the Company); provided, however, that the Company may grant options to purchase common stock to its officers and directors in the ordinary course of business consistent with past practice without such independent director approval. As additional consideration for the issuance of the Warrant, the Carlyle Group hereby agrees that it shall not be entitled to any additional shares of Common Stock underlying the Mirror Warrants in connection with the Company's issuance of any securities or options, warrant or other rights to purchase securities after the date hereof. For purposes of clause (b) of this paragraph, "Fair Market Value" shall mean the average of the closing prices of the Company's Common Stock on the NASDAQ Over The Counter Bulletin Board (or any stock market on which the Company's Common Stock is then traded) for the twenty (20) consecutive trading days ending two business days prior to the applicable date of measurement. The provisions of clause (b) of this paragraph shall not apply to the conversion, pursuant to the Merger, of options to purchase Eyeshop Common Stock into options to purchase Company Common Stock.

   2. In connection with the Proposed Transaction, the parties hereby that the adjustment to the Series B Conversion Price (as that term is defined in Charter) and the number of shares of Common Stock to which the Carlyle Group would be entitled upon conversion of the outstanding shares of Series B Preferred (as that term is defined in the Charter) will be as follows:

  . Series B Conversion Price--$1.60; and

  . Conversion shares--3,176,511, subject to adjustments for stock splits, stock dividends, subdivisions, combinations or consolidations

   The Carlyle Group hereby agrees that this Section 2 complies with the requirement that the Company provide a certificate as to adjustments pursuant to Section 5.5 of the Company's Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock within its Certificate of Incorporation, as the same may be amended from time to time.

   3. In connection with the Proposed Transaction, the parties hereby agree that the Company shall issue to the Carlyle Group shares of Common Stock in the aggregate amounts of shares set forth below in satisfaction for the Company's obligation to pay the Carlyle Group dividends for the calendar year 2001 pursuant to the Charter.

                                                             Shares of
                                                     Dollar   Common   Price Per
Dividend Payment Date                                Value     Stock     Share
---------------------                               -------- --------- ---------
February 1, 2001................................... $127,060   364,723   $0.35
May 1, 2001........................................ $127,060   318,947   $0.40
August 1, 2001..................................... $127,060   283,380   $0.45
November 1, 2001................................... $127,060   254,949   $0.50
Total.............................................. $508,242 1,221,999

   The Company shall issue such shares of Common Stock as soon as reasonably practicable after the applicable dividend payment date referenced above; provided, that the initial issuance of shares of Common Stock shall occur upon consummation of the Merger. All such shares of Common Stock receive identical registration rights as the shares underlying the Warrant. Dividends accruing on the Series B Preferred (as that term is defined in the Charter) after November 1, 2001 shall accrue as cash dividends. Such accrued future dividends shall be paid promptly in cash and such future dividends shall be paid in cash upon the earliest to occur of (i) the merger, consolidation, reorganization, recapitalization, dissolution or liquidation of the Company (other than the Proposed Transaction) if, in the case of a merger, consolidation, reorganization or recapitalization, as a result the stockholders of the Company immediately following the consummation of the Merger no longer own more than 50% of the voting securities of the Company, (ii) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, (iii) the consummation of an equity financing by the Company in which proceeds to the Company, net of transaction costs, are greater than or equal to ten million dollars, (iv) the end of the first twelve month period in which earnings before income taxes, depreciation and amortization are equal to or greater than five million dollars or (v) the refinancing of the Company's outstanding indebtedness subject to the Third Modification Agreement between the Company and Sovereign Bank, provided, however, that the Company shall not be obligated to make such cash dividends payment, although such dividend shall continue to accrue, in the event that the Company, using commercially reasonable efforts, is unable to negotiate the provision of a cash dividend to the Carlyle Group from the lender in such refinancing.

   4. The Carlyle Group hereby waives any and all rights to more than one designee to the Board of Directors of the Corporation.

   5. The Carlyle Group hereby waives its Repurchase Right (as that term is defined in the Series B Convertible Preferred Stock Purchase Agreement among the Company, Carlyle Venture Partners, L.P., C/S Venture Investors, L.P., Carlyle U.S. Venture Partners, L.P. and Carlyle Venture Coinvestment, L.L.C. dated October 9, 1997 (the "Purchase Agreement")) pursuant to Section 8.12 of the Purchase Agreement with respect to the Proposed Transaction to the extent that the consummation of the Proposed Transaction constitutes a Change of Control as defined in the Purchase Agreement. Following consummation of the Proposed Transaction, Section 8.12 of the Purchase Agreement shall remain in full force and effect.

   6. The Carlyle Group hereby agrees that as a condition precedent to the effectiveness of any transfer of shares of Series B Preferred (as that term is defined in the Charter), the Mirror Warrants or the Class II Warrants (other than a transfer among the entities comprising the Carlyle Group, as defined herein), each transferee shall acknowledge in writing that the shares or warrants so transferred are subject to the terms and conditions of this Letter Agreement.

   7. The Carlyle Group hereby waives its preemptive rights granted pursuant to Section 8.2 of the Purchase Agreement with respect to the Proposed Transaction. Following consummation of the Proposed Transaction, Section 8.2 of the Purchase Agreement shall remain in full force and effect.

   8. The Carlyle Group hereby agrees that it will not exercise the registration rights granted to it pursuant to Section 8.4 of the Purchase Agreement for one year following the final closing of the Proposed Transaction if upon such exercise the Company would be required to effect such registration on a Form S-1 under the Act.

   This Letter Agreement shall take effect only upon the final closing of the Proposed Transaction. In the event that the Proposed Transaction is not consummated, this Letter Agreement and the statements made herein shall have no force and effect. Each party hereby agrees, at any time and from time to time after the date hereof, at the reasonable request of the other party, to execute and deliver such other agreements, certificates or instruments as may be reasonably requested in order to evidence the foregoing agreements or to more effectively implement the foregoing agreements, including but not limited to the taking of such action necessary to effectuate the filing of a certificate of amendment to the Charter evidencing the foregoing agreements. This Letter Agreement shall be governed by laws of the State of Delaware, without regard to conflicts of laws provisions thereto.

   This Letter Agreement may be executed in two or more counterparts, each of which is considered an original.

                                          Sincerely,

                                          SIGHT RESOURCE CORPORATION

                                                  /s/ William T. Sullivan
                                          By:__________________________________
                                                    William T. Sullivan
                                                         President

AGREED AND ACCEPTED
AS OF THE DATE ABOVE:

CARLYLE VENTURE PARTNERS, L.P.               CARLYLE U.S. VENTURE PARTNERS, L.P.

          /s/ Robert E. Grady                       /s/ Robert E. Grady
By___________________________________     By___________________________________
            Robert E. Grady                           Robert E. Grady
           Managing Director                         Managing Director

C/S VENTURE INVESTORS, L.P.                    CARLYLE VENTURE COINVESTMENT L.P.

          /s/ Robert E. Grady                       /s/ Robert E. Grady
By___________________________________     By___________________________________
            Robert E. Grady                           Robert E. Grady
           Managing Director                         Managing Director

                                   EXHIBIT G TO COMMON STOCK PURCHASE AGREEMENT

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

   This SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this "Settlement Agreement") is dated as of March 20, 2001 by and among Sight Resource Corporation, a Delaware corporation ("SRC"), Shawnee Optical, Inc., a Delaware corporation (f/k/a "Shawnee Acquisition Corp." or the "Buyer") and each of Robert U. Leonardi ("Leonardi"), Judith R. Servis ("Servis") and Christopher J. Wolf, OD ("Wolf" and collectively with Leonardi and Servis, the "Sellers").

   WHEREAS, in connection with that certain Stock Purchase and Sale Agreement by and among Shawnee Acquisition Corp., Shawnee Optical, Inc., an Ohio corporation (the "Target") and the Sellers, dated as of January 1, 1999 (the "Purchase Agreement"), the Sellers sold all of their stock of the Target to the Buyer in exchange for certain consideration, including but not limited to, shares of Sight Resource Corporation common stock, par value $.01 per share ("SRC Common Stock");

   WHEREAS, pursuant to Section 1.02 of the Purchase Agreement, the Buyer agreed to issue additional consideration to the Sellers if the Market Price (as defined in the Purchase Agreement) of SRC's Common Stock did not equal or exceed $5.00 per share at any time between January 22, 2000 and January 22, 2001 (the "Make Whole Payment");

   WHEREAS, the parties desire to fully and finally settle the Make Whole Payment as identified in the Purchase Agreement by the payment to the Sellers of 238,000 shares of restricted SRC Common Stock at a value of $0.75 per share (the "Shares") in exchange for a release of all claims in connection with the Buyer's obligation to pay a Make Whole Payment to the Sellers.

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Mutual Release. (a) Upon (i) the payment to the Sellers by or on behalf of the Buyer of the Shares in settlement of the Buyer's obligation to satisfy the Make Whole Payment and (ii) the due execution and delivery of this Settlement Agreement, the Buyer and SRC, on the one hand, and the Sellers, on the other hand, hereby releases and forever discharges the other, and the other's officers, directors, employees, subsidiaries, agents, representatives, affiliates, successors and assigns, absolutely and forever, of and from any and all demands, actions, claims, acts, damages, fines, penalties, benefits, accounts, liabilities, obligations, debts, liens, costs, covenants, contracts, agreements, rights of action, claims for relief and causes of action, of every kind and nature, both at law and in equity which each party had, now has or in the future might have against the other, arising out of or resulting from or related to the Make Whole Payment as set forth in the Purchase Agreement (collectively, the "Claims").

     (b) Notwithstanding the foregoing, there is expressly reserved from the effect of the mutual release contained in this Paragraph 1 any and all Claims that any party may now have or might in the future have against another party and its successors and assigns in connection with the other party's breach of any of the terms or failure to perform any of its obligations set forth in this Settlement Agreement.

     (c) The Shares to be delivered by the Buyer and SRC pursuant to subparagraph (a) above shall be delivered to each of the Sellers in the following amounts:

     Sellers                                          Shares of SRC Common Stock
     -------                                          --------------------------
     Robert U. Leonardi..............................           10,346
     Judith R. Servis................................           10,350
     Christopher J. Wolf, OD.........................          217,304
     Total:..........................................          238,000

     2. Settlement of Claims and the Make Whole Payment. The parties acknowledge that this Settlement Agreement effects the settlement of Claims and the full payment of the Make Whole Payment by the Buyer and SRC to the Sellers pursuant to the Purchase Agreement, and each party agrees not to take or support any position or view (financial, tax, accounting or otherwise) contrary to the foregoing.

     3. Specific Performance. The parties hereto acknowledge that any breach of this Settlement Agreement would cause severe and immediate harm to the non-breaching party or parties. Accordingly, the parties hereto agree that, in the case of such breach or threatened breach of this Settlement Agreement, the non-breaching party or parties shall, in addition to and not in lieu of any other rights and remedies available under law or in equity, have the right and remedy to have the relevant provisions of this Settlement Agreement specifically enforced by injunctive relief in any court of competent jurisdiction.

     4. Attorneys' Fees. In the event of any dispute arising out of the performance by any party or any of its obligations under the terms of this Settlement Agreement, a party which, in a court of competent jurisdiction, obtains a judgment or award which is not subject to further appeal, shall be entitled to recover its reasonable attorneys' fees and costs incurred therein.

     5. Acknowledgement. Each party to this Settlement Agreement separately acknowledges that he, she or it has read this Settlement Agreement and the agreements and instruments contemplated hereby, has been advised by counsel with respect to them, and fully understands their provisions, and that no representation or promise not expressly contained in this Settlement Agreement or the instruments contemplated hereby has been made to him, her or it. Each party hereto further acknowledges that he, she or it is not entering into this Settlement Agreement on the basis of any promise or representation, express or implied, that is not contained herein.

     6. Successors and Assigns. Each party hereto agrees that this Settlement Agreement is binding upon and inures to the benefit of such party's respective heirs, successors and assigns.

     7. Entire Agreement; Governing Law; Misc. This Settlement Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and thereof, and together supersede all previous understandings, negotiations, agreements, and other communications, whether oral or written, relating thereto. In the event that any one or more of the provisions contained in this Settlement Agreement shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and unenforceability of the remaining provisions of this Settlement Agreement and any other applications thereof, shall not in any way be affected or impaired. This Settlement Agreement may not be modified in any way except in a writing signed by all parties. This Settlement Agreement shall be governed by and construed in accordance with the law of the State of Delaware and for all purposes shall be construed in accordance with the law of such State without giving effect to the principles of conflict of laws thereof. This Settlement Agreement may be signed in counterpart and each executed copy shall be a counterpart and each executed copy shall be a counterpart original, of full force and effect, and enforceable against the party executing the counterpart, but all counterparts, together, shall constitute one and the same instrument.

     8. Due Authorization. The parties represent that the persons signing below are duly authorized representatives with full authority to bind the parties. Each individual person who executes this Settlement Agreement in a representative capacity for or on behalf of another person or entity personally warrants and represents to each other party hereto that he or she has full and lawful authority to execute this Settlement Agreement for or on behalf of such other person or entity.

     9. This Settlement Agreement shall, upon satisfaction of the conditions specified in Paragraph 1 hereof, take effect as a document under seal as of the date first written above.

                                          SHAWNEE OPTICAL, INC.

                                                  /s/ William T. Sullivan
                                          By __________________________________
                                                        President

                                          SIGHT RESOURCE CORPORATION

                                                  /s/ William T. Sullivan
                                          By___________________________________
                                                        President

                                          SELLERS:

                                                  /s/ Robert U. Leonardi
                                          _____________________________________
                                                   Robert U. Leonardi

                                                   /s/ Judith R. Servis
                                          _____________________________________
                                                    Judith R. Servis

                                                  /s/ Christopher J. Wolf
                                          _____________________________________
                                                 Christopher J. Wolf, OD

                                                                         ANNEX C
                        COMMON STOCK PURCHASE AGREEMENT

                                  by and among

                           SIGHT RESOURCE CORPORATION

                                      and

                     THE PERSONS LISTED ON EXHIBIT A HERETO

                            Dated as of May 31, 2001

                               TABLE OF CONTENTS

 ARTICLE I DEFINITIONS.....................................................  C-2
    Section 1.01 Definitions..............................................   C-2

 ARTICLE II PURCHASE AND SALE OF THE SHARES................................  C-3
    Section 2.01 Purchase and Sale of the Shares..........................   C-3

 ARTICLE III MERGER........................................................  C-4
    Section 3.01 Merger Agreement.........................................   C-4

 ARTICLE IV CONDITIONS TO CLOSING..........................................  C-4
    Section 4.01 Mutual Conditions to Closing.............................   C-4
    Section 4.02 Conditions to Purchaser's Obligations....................   C-4
    Section 4.03 Conditions to Company's Obligations......................   C-6

 ARTICLE V REPRESENTATIONS AND WARRANTIES..................................  C-6
    Section 5.01 Representations and Warranties of the Company............   C-6
    Section 5.02 Representations and Warranties of the Purchasers.........   C-9

 ARTICLE VI COVENANTS...................................................... C-10
    Section 6.01 Performance..............................................  C-10
    Section 6.02 Cooperation..............................................  C-10
    Section 6.03 Issuance of Additional Shares............................  C-11

 ARTICLE VII LIMITATIONS AND RESTRICTIONS.................................. C-11
    Section 7.01 Restrictions on Sales by Purchasers......................  C-11
    Section 7.02 Registration Rights......................................  C-11
    Section 7.03 Carlyle Registration.....................................  C-12
    Section 8.01 Notices..................................................  C-12
    Section 8.02 Legends..................................................  C-12
    Section 8.03 Termination..............................................  C-13
    Section 8.04 Action by Purchasers.....................................  C-13
    Section 8.05 Entire Agreement.........................................  C-13
    Section 8.06 Modifications and Amendments.............................  C-13
    Section 8.07 Waivers and Consents.....................................  C-13
    Section 8.08 Assignment...............................................  C-13
    Section 8.09 Benefit..................................................  C-14
    Section 8.10 Governing Law............................................  C-14
    Section 8.11 Severability.............................................  C-14
    Section 8.12 Interpretation...........................................  C-14
    Section 8.13 Headings and Captions....................................  C-14
    Section 8.14 Enforcement..............................................  C-14
    Section 8.15 No Waiver of Rights, Powers and Remedies.................  C-14
    Section 8.16 Expenses.................................................  C-15
    Section 8.17 Confidentiality..........................................  C-15
    Section 8.18 Publicity................................................  C-15
    Section 8.19 Counterparts.............................................  C-15

                        COMMON STOCK PURCHASE AGREEMENT

   THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of the 31st day of May, 2001 (the "Effective Date"), by and among Sight Resource Corporation, a Delaware corporation (the "Company"), and the persons listed on Exhibit A attached hereto (each a "Purchaser" and collectively the "Purchasers").

   WHEREAS, the Purchasers desire to acquire and the Company is willing to issue and sell to the Purchasers shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, subject to the terms and conditions specified herein;

   WHEREAS, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with eyeshop.com, inc., a Delaware corporation ("Eyeshop"), and Eyeshop Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("EAC"), on May 23, 2001;

   WHEREAS, upon the adoption of the Merger Agreement by the stockholders of Eyeshop and EAC, EAC will merge with and into Eyeshop and Eyeshop will become a wholly-owned subsidiary of the Company (the "Merger"); and

   NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

   Section 1.01 Definitions. As used in this Agreement, references to either gender shall include the other gender, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

   "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

   "Agreement" means this Common Stock Purchase Agreement, as amended, modified or supplemented from time to time.

   "Business Day" means any day on which commercial banks are not authorized or required by law to close in Boston, Massachusetts.

   "Closing" and "Closing Date" shall have the meanings specified in Section 2.01(b).

   "Commission" means the United States Securities and Exchange Commission or any other agency successor thereto.

   "Common Stock" has the meaning specified in the recitals to this Agreement.

   "Common Stock Purchase Agreement I" means the Common Stock Purchase Agreement dated May 23, 2001 by and among the Company and certain purchasers indicated on the signature pages thereto.

   "Company" means and shall include Sight Resource Corporation, a Delaware corporation, and its successors and permitted assigns.

   "Exchange Act" means the Securities Exchange Act of 1934 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

   "Eyeshop" means and shall include eyeshop.com, inc. a Delaware corporation, and its successors and permitted assigns.

   "Liquidity Event" means (a) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock for the account of the Company to the public with net proceeds to the Company of not less than $15,000,000 or (b) the closing of a consolidation or merger of the Company, or a sale of all or substantially all of the assets of the Company, other than (i) a merger, consolidation or sale of all or substantially all of the assets of the Corporation in a transaction in which the shareholders of the Company immediately prior to the transaction possess more than 50% of the voting securities of the surviving entity (or parent, if any) immediately after the transaction or (ii) the transactions contemplated by the Merger Agreement.

   "Merger" has the meaning specified in the preambles to this Agreement.

   "Merger Agreement" has the meaning specified in the preambles to this Agreement.

   "Person" means an individual, corporation, partnership, association, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

   "Purchaser" means and shall include each Person who purchases Shares (as defined herein) hereunder and whose names and addresses appear on the signature pages hereto, and each of its or their successors and permitted assigns.

   "Securities Act" means the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

   "Shares" has the meaning specified in Section 2.01(a).

   "Transaction Documents" shall mean this Agreement and any other instruments or certificates to be executed and delivered in connection with this Agreement upon the Closing.

                                  ARTICLE II

                        PURCHASE AND SALE OF THE SHARES

   Section 2.01 Purchase and Sale of the Shares.

   (a) Issuance of the Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase, that number of shares of the Company's Common Stock ("Shares") as is set forth opposite of his/her/its name on the signature pages hereto at a purchase price of $0.20 per share. Exhibit A attached hereto shall reflect the actual number of shares so purchased opposite the names of each respective Purchaser.

   (b) Closings; Delivery of the Shares. The purchase and sale of the Shares shall take place on the effective date of the Merger of Eyeshop and EAC at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, at 10:00 a.m. (local time) or at such other location, time and date as may be mutually agreed upon by the parties (the "Closing" and the "Closing Date"). At the Closing, subject to the terms and conditions contained in this Agreement, the Company will provide evidence satisfactory to the Purchasers that the Company has taken all steps necessary to cause to be issued to the Purchasers stock certificates evidencing the Shares, registered in the names of the Purchasers and dated as of the Closing Date, which stock certificates shall be delivered to the Purchasers within two Business Days of the Closing, against receipt of wire transfers of immediately available funds to an account of the Company specified to the Purchasers, in an aggregate amount equal to the purchase price for the Shares to be issued and sold at the Closing.

   (c) At the time of the execution of this Agreement, the proceeds to be delivered to the Company shall be deposited in escrow pursuant to an escrow agreement in substantially the form of Exhibit B attached hereto.

                                  ARTICLE III

                                    MERGER

   Section 3.01 Merger Agreement. The Company agrees to use its best efforts to consummate the Merger of Eyeshop with EAC, a wholly-owned subsidiary of the Company, in accordance with the terms of the Merger Agreement. As a result of the Merger, Eyeshop will become a wholly owned subsidiary of the Company.

                                  ARTICLE IV

                             CONDITIONS TO CLOSING

   Section 4.01 Mutual Conditions to Closing. The obligation of the Purchasers to purchase and pay for, and the obligation of the Company to issue and sell to the Purchasers, the Shares at the Closing is subject to the following conditions:

     (i) No Injunction. No injunction or order of any court or other governmental authority restraining the consummation of the transactions provided for herein or contemplated by the other Transaction Documents shall be in effect;

     (ii) No Termination. This Agreement shall not have been terminated pursuant to Section 8.03; and

     (iii) Merger Agreement. The Merger Agreement shall have been duly approved and authorized by all necessary action on the part of the Board of Directors and stockholders of the Company, EAC and Eyeshop, and the Merger shall have become effective.

   Section 4.02 Conditions to Purchaser's Obligations. The obligation of each Purchaser to purchase and pay for the Shares at the Closing is subject to the following additional conditions:

     (i) Compliance with Agreement. Each of the representations and warranties of the Company set forth in Article V hereof shall be true and correct in all material respects on and as of the date of the Closing, and all agreements, covenants and conditions required by this Agreement to be complied with or performed or fulfilled by the Company at or prior to such Closing shall have been complied with, performed or fulfilled in all material respects;

     (ii) Executed Counterparts. Each Purchaser shall have received prior to or at the Closing counterparts of each of the Transaction Documents, each in form and substance reasonably satisfactory to the Purchaser, duly executed by the Company;

     (iii) Delivery of Stock Certificates. The Company shall have delivered to the Purchasers at the Closing, evidence reasonably satisfactory to the Purchasers that the Company has taken all steps necessary to cause to be issued to the Purchasers stock certificates evidencing the Shares, as specified in Section 2.01(b), registered in the names of the Purchasers;

     (iv) Opinion of Counsel. The Purchasers shall have received prior to or at the Closing an opinion from counsel to the Company in substantially the form attached hereto as Exhibit C;

     (v) Board Composition. The following persons (among others) shall be members of the Board of Directors of the Company: E. Dean Butler, Carene S. Kunkler, William B. Connell and Dino Tabacchi (or, in the event any such individual declines or is unable to serve, such other individual as may be designated for election by the holders of at least a majority of the Shares held by the Purchasers or their Affiliates);

     (vi) Pending Actions. No suit, action or proceeding which seeks to prohibit consummation of the transactions contemplated by this Agreement or by the Merger Agreement shall be pending;

     (vii) Third Modification Agreement. The Amended and Restated Third Modification Agreement between the Company and Sovereign Bank, New England shall be in full force and effect on the Closing Date, all conditions to the effectiveness of such Agreement shall have been satisfied, and Sovereign Bank shall have no right to terminate such Agreement or accelerate the taking of any action intended to be deferred by the Agreement;

     (viii) Carlyle Letter Agreement. The Letter Agreement dated May 21, 2001 between the Company and Carlyle Venture Partners, L.P. and certain of its affiliates ("Carlyle") shall be in full force and effect on the Closing Date;

     (ix) Shawnee Settlement. The Settlement Agreement and Mutual Release dated March 20, 2001 between the Company and the former shareholders of Shawnee Optical, Inc. shall be in full force and effect on the Closing Date;

     (x) Filing of Certificate of Amendment. The Company shall have filed with the Delaware Secretary of State a Certificate of Amendment to the Company's Restated Certificate of Incorporation in order to increase the number of authorized shares of Common Stock, par value $.01 per share, of the Company to 50,000,000 shares;

     (xi) Documentation at Closing. The Purchasers shall have received, prior to or at such Closing, (I) a certificate, executed by the Assistant Secretary of the Company and dated as of the Closing Date, together with and certifying as to (A) the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by the Company of all transactions contemplated hereby and thereby; (B) a copy of the Certificate of Incorporation of the Company, as amended and in effect as of the date of such Closing; (C) a copy of the by-laws of the Company, as amended and in effect as of the date of such Closing; and (D) the names of the officers of the Company authorized to sign the Transaction Documents together with the true signatures of such officers; and (II) a certificate, executed by an executive officer of the Company and dated as of the Closing Date, to the effect that, to the best of the knowledge of such individual, the conditions set forth in Section 4.02 (and, if applicable, Section 4.03) have been satisfied;

     (xii) Documents and Proceedings. All documents to be provided to the Purchasers hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchasers or their counsel;

     (xiii) Closing of Common Stock Purchase Agreement. The Second Closing, as defined in Common Stock Purchase Agreement I, shall have been completed; and

     (ix) Waiver. Any condition specified in this Section 4.02 may be waived by the Purchasers.

   Section 4.03 Conditions to Company's Obligations. The obligation of the Company to issue and sell the Shares at the Closing is subject to the following additional conditions:

     (i) Representations and Warranties. Each of the representations and warranties of the Purchasers set forth in Article V hereof shall be true and correct in all material respects on the date of such Closing;

     (ii) Executed Counterparts. The Company shall have received prior to or at the Closing counterparts of each of the Transaction Documents, in form and substance reasonably satisfactory to the Company, duly executed by the Purchasers;

     (iii) Payment. The Company shall have received payment in full for the Shares to be purchased at the Closing in accordance with Section 2.01;

     (iv) Documentation at Closing. With respect to each of those Purchasers that are United States corporate entities, Company shall have received, prior to or at the Closing, a certificate, executed by the Secretary of such Purchaser and dated as of the Closing Date, together with and certifying as to (A) the resolutions of the Board of Directors of such Purchaser authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by such Purchaser of all transactions contemplated hereby and thereby; and (B) the names of the officers of such Purchaser authorized to sign the Transaction Documents together with the true signatures of such officers;

     (v) Documents and Proceedings. All documents to be provided to the Company hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Company or its counsel; and

     (vi) Waiver. Any condition specified in this Section 4.04 may be waived by the Company.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

   Section 5.01 Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as follows:

   (a) Organization and Standing of the Company. Except as set forth in
Schedule 5.01(a), the Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Company and its subsidiaries taken as a whole. True and correct copies of the Certificate of Incorporation of the Company, as amended and in effect as of the date of this Agreement, and the By-Laws of the Company, as amended and in effect as of the date of this Agreement, both certified by the Secretary of the Company, have been made available to the Purchasers.

   (b) Corporate Action. Except as set forth on Schedule 5.01(b), the Company has all necessary corporate power and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents and the Company has all necessary corporate power and has taken all corporate action required to authorize the issuance and sale of the Shares and to consummate the other transactions contemplated by the Transaction Documents.

   (c) Governmental Approvals. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for, or in connection with, the issuance and sale of the Shares on the Closing Date, or the execution and delivery by the Company of, or for the performance by it of its obligations under, the Transaction Documents.

   (d) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, par value $.01 per share, of which 10,718,952 shares are issued and outstanding and 30,600 shares are treasury shares, and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share, of which 200,000 shares have been designated as Series A Preferred Stock, none of which are issued and outstanding, and 1,452,119 shares have been designated as Series B Preferred Stock, all of which are issued and outstanding. The Shares, when issued against payment of the aggregate purchase price set forth in Section 2.01, will be duly authorized, validly issued and fully paid and non-assessable and not subject to any lien, claim or encumbrance by reason of the Company's charter or bylaws or by reason of any other consensual action taken by the Company. As of the date hereof, except as described or contemplated in the SEC Reports (as defined in Section 5.01(k)) filed with respect to periods ending on or after December 30, 2000 and as set forth on Schedule 5.01(d), there are no options, warrants, convertible securities or other rights to purchase shares of capital stock or other securities of the Company which are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities, and the Company has no obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof filed with respect to periods ending on or after December 30, 2000, except as contemplated by the Transaction Documents. Except as described in the SEC Reports, and except as otherwise contemplated by the Transaction Documents, (i) no person is entitled to any preemptive right, right of first refusal or similar right with respect to the issuance of any capital stock of the Company, (ii) there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and (iii) there exists no agreement between the Company's stockholders and to which the Company is party or of which the Company has received written notice with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs.

   (e) Registration Rights. As of the date hereof, except as set forth on
Schedule 5.01(e), no person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

   (f) Enforceability. The Company has duly authorized, executed and delivered the Transaction Documents, and the Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

   (g) Absence of Conflicts. The Company's execution, delivery and performance of its obligations under this Agreement and the other Transaction Documents do not and will not (i) contravene its Certificate of Incorporation or By-laws,
(ii) to its knowledge, violate any law, rule, regulation, order, judgment or decree applicable to or binding upon the Company or its properties, which violation would have a material adverse effect on the Company and its subsidiaries taken as a whole, (iii) constitute a breach or default or require any consent under any agreement or instrument to which the Company is a party or by which the Company or its properties is bound or affected, which breach or default, or the absence of such consent, would have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) require any consent, permit, approval, action, filing or recording.

   (h) Financial Statements. The Company has previously furnished to the Purchaser a copy of its audited financial statements as of and for the year ended December 30, 2000 (the "Financial Statements"). The Financial Statements are correct in all material respects, present fairly the financial condition and results of operations of the Company, as of the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied.

   (i) Absence of Material Adverse Change. Except as set forth on Schedule 5.01(i), since December 30, 2000, there has been no change in the assets, liabilities, financial condition or operations of the Company which has had a material adverse effect on the business, financial condition, operations, property or affairs of the Company.

   (j) Full Disclosure. The Company has furnished or made available to Purchaser all documents filed by the Company with the Commission since January 1, 1999 pursuant to the reporting requirements of the Exchange Act.

   (k) SEC Reports. The Company has filed with the Commission all reports (the "SEC Reports") required to be filed by it under the Exchange Act. All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. All financial statements contained in the SEC Reports have been prepared in accordance with GAAP consistently applied throughout the period indicated. Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended.

   (l) Securities Laws. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 5.02 hereof, the issuance of the Shares will be exempt from the registration requirements of the Securities Act. All notices, filings, registrations, or qualifications under state securities or "blue-sky" laws which are required in connection with the offer, issue and delivery of the Shares pursuant to this Agreement, if any, have been or will be completed by the Company.

   (m) Broker's Fee. No brokers or finders are entitled to compensation in connection with the sale of the Shares attributable to any agreement or commitment made by or on behalf of the Company.

   (n) Exemption from State Anti-Takeover Laws. No "moratorium," "control share acquisition," shareholder approval requirement, Company "poison pill" plan, or other form of anti-takeover statute or regulation applies to the transactions contemplated by this Agreement if such transactions are consummated in the manner contemplated by this Agreement. Likewise, consummation of the transactions contemplated by this Agreement will not result in the application of any "moratorium," "control share acquisition," super-majority voting requirement, Company "poison pill" plan or other form of anti-takeover statute, regulation or plan to the transactions contemplated by the Merger Agreement if the transactions contemplated by this Agreement are consummated in the manner contemplated by this Agreement.

   (o) Rights Agreement. Prior to the execution of this Agreement, the Company has amended its Amended and Restated Rights Agreement dated as of May 15, 1997 with American Stock Transfer & Trust Purchasers (the "Rights Agreement") so that the execution of this Agreement and/or consummation of the transactions contemplated hereby do not and will not, with or without the passage of time, result in (i) the grant of any rights to any person under the Rights Agreement or enable or require Company's outstanding rights to be exercised, distributed or triggered, (ii) the Purchasers or any of their Affiliates becoming an "Acquiring Person" (as defined in the Rights Agreement), or (iii) a "Distribution Date" (as defined in the Rights Agreement).

   (p) Closing Date. Each of the representations and warranties of the Company contained in this Section 5.01 and elsewhere in this Agreement that is not qualified by materiality will be true and correct in all material respects on the Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement. Each of the representations and warranties of the Company contained in this Section 5.01 and elsewhere in this Agreement that is qualified by materiality will be true and correct on the first Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement.

   Section 5.02 Representations and Warranties of the Purchasers. Each Purchaser, severally but not jointly, represents and warrants to the Company as follows:

   (a) Investment Intent. The Purchaser is acquiring the Shares on the Closing Date for its own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, and it has no present intention of distributing or selling such Shares. The Purchaser understands that such Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and that the Company has no obligation to so register the Shares. The Purchaser hereby agrees not to make any sale, transfer or other disposition of such Shares unless either
(i) such Shares have been registered under the Securities Act and all applicable state and other securities laws and any such registration remains in effect or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Securities Act or under applicable securities laws.

   (b) Opportunity to Investigate. The Purchaser (i) has had the opportunity to ask questions concerning the Company and all such questions posed have been answered to its satisfaction; (ii) has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Company; and (iii) has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

   (c) Accredited Investor. The Purchaser is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

   (d) Enforceability. The Purchaser has duly authorized, executed and delivered the Transaction Documents to which it is a party, and such Transaction Documents constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

   (e) Broker's Fee. Except as heretofore disclosed in writing by the Purchasers to the Company, no brokers or finders are entitled to compensation in connection with the sale of the Shares attributable to any agreement or commitment made by or on behalf of the Purchasers or any Purchaser.

   (f) With respect to Purchasers that are corporations:

     (i) Organization and Standing of the Purchaser. The Purchaser is a duly organized and validly existing corporation in good standing and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Purchaser and its subsidiaries taken as a whole.

     (ii) Corporate Action. The Purchaser has all necessary corporate power and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents to which it is a party and has all necessary corporate power and has taken all corporate action required to authorize its purchase of the Shares and to consummate the other transactions contemplated by the Transaction Documents.

   (g) Foreign Purchasers. If the Purchaser resides in a country other than the United States, such Purchaser represents and warrants that the purchase of the Shares by such Purchaser is in compliance with the applicable laws of its jurisdiction.

   (h) Closing Date. Each of the representations and warranties of the Purchaser contained in this Section 5.02 and elsewhere in this Agreement that is not qualified by materiality, and all information contained in any writing delivered by, or on behalf of, the Purchaser to the Company, will be true and correct in all material respects on the Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement. Each of the representations and warranties of the Purchasers contained in this Section 5.02 and elsewhere in this Agreement that is qualified by materiality will be true and correct on the Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement.

                                  ARTICLE VI

                                   COVENANTS

   Section 6.01 Performance. Each party shall perform all of its obligations hereunder and shall, at or prior to the Closing Date, execute and deliver the other Transaction Documents to which it is contemplated to be a signatory.

   Section 6.02 Cooperation. Each party shall endeavor in good faith to perform and fulfill all conditions and obligations on their respective parts to be fulfilled or performed hereunder or under the other Transaction

Documents, to the end that the transactions contemplated hereby and thereby will be fully and timely consummated.

   Section 6.03 Issuance of Additional Shares. Other than as provided in this Agreement, Common Stock Purchase Agreement I, the Merger Agreement, or as described or contemplated in Section 5.01(d), until after the Closing, the Company shall not, except with the prior consent of the Purchasers, issue, agree to issue, or grant any rights to acquire, any shares of capital stock of the Company other than (i) options to purchase Common Stock of the Company pursuant to the Company's 1992 Employee, Director and Consultant Stock Option Plan, as amended, issued in the ordinary course of business and consistent with past practice, (ii) warrants in connection with a bank financing and
(iii) dividends in the form of Common Stock to Carlyle.

                                  ARTICLE VII

                         LIMITATIONS AND RESTRICTIONS

   Section 7.01 Restrictions on Sales by Purchasers. Subject to the provisions of Section 7.02 herein, each Purchaser agrees that until the date that is two years after the Closing Date, it will not, nor will it permit any of its Affiliates to, sell, solicit an offer to sell or propose to sell, any Shares purchased at the Closing except as follows:

     (a) each Purchaser may transfer Shares to any of its Affiliates or to any other Purchaser so long as such Affiliates or Purchaser agree in writing to be bound by the terms of this Article VII;

     (b) each Purchaser may transfer Shares upon the occurrence of a Liquidity Event; and

     (c) each Purchaser may transfer Shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, provided that during the period of time between one year and two years after the Closing, no Purchaser may transfer more than fifteen percent (15%) of the Shares originally purchased by such Purchaser pursuant to this Agreement.

   Section 7.02 Registration Rights. At or prior to the Closing, the Company shall execute and tender to the Purchasers for execution by them a Registration Rights Agreement (the "Registration Rights Agreement") in form and substance satisfactory to the Company and the Purchasers. The Registration Rights Agreement shall provide that, commencing two years after the Closing, the Purchasers shall have (collectively with those persons who purchased Shares under Common Stock Purchase Agreement I, and the persons who receive Shares as a result of the Merger) the following registration rights with respect to the Shares:

     (a) two demand rights, provided that at least twelve months shall have elapsed between each demand and until such date that is three years after the Closing;

     (b) unlimited piggyback (incidental) rights subject to underwriter cutbacks and provided that such restriction in this clause (b) shall not apply upon the occurrence of a Liquidity Event; and

     (c) an unlimited number of Registration Statements on Form S-3 (or equivalent Form) provided that the reasonably anticipated price to the public would be at least $1,000,000.

   Such registration rights (i) shall be provided by the Company at its sole expense (other than underwriting discounts and commissions), and (ii) shall be subject to customary terms and conditions.

   Section 7.03 Carlyle Registration. The Purchasers acknowledge that Carlyle possesses the right to register shares of the Company's Common Stock. The Purchasers agree that in the event the Purchasers exercise their registration rights pursuant to the Registration Rights Agreement, the Purchasers shall extend to Carlyle the opportunity to register a portion of the unregistered shares of Common Stock held by it equivalent to one-third of the aggregate shares of Common Stock proposed to be registered. This Section and Section
7.03 of Common Stock Purchase Agreement I are not intended to be cumulative. Registration of shares held by Carlyle shall be limited to one-third (not two-thirds) of the shares proposed to be registered.

                                 ARTICLE VIII

                                 MISCELLANEOUS

   Section 8.01 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission (receipt confirmed), (iii) sent by international overnight or express courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

   If to the Company:    Sight Resource Corporation
                         100 Jeffrey Avenue
                         Holliston, MA 01746
                         Attn: Chief Executive Officer
                         Fax: (508) 429-6023
      with a copy to:    Mintz, Levin, Cohn, Ferris,
                         Glovsky and Popeo, P.C.
                         One Financial Center
                         Boston, MA 02111
                         Attn: Lewis Geffen, Esq.
                         Fax: (617) 542-2241
   If to the Purchasers: To the addresses set forth on Exhibit A

   All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight or express courier, on the Business Day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the fifth Business Day following the day such mailing is made.

   Section 8.02 Legends. Each Purchaser acknowledges that, until registered under the Securities Act and any applicable state securities laws or transferred pursuant to the provisions of Rule 144 promulgated under the Securities Act ("Rule 144"), each certificate representing a Share, whether upon initial issuance or upon any transfer thereof, shall bear a legend (and the Company and its transfer agent shall make a notation on its books of transfer to such effect), prominently stamped or printed thereon, in substantially the following form:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES

  LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT AND ANY SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION OR A WRITTEN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER OTHER APPLICABLE SECURITIES LAWS."

   Section 8.03 Termination. If the Closing has not occurred on or prior to September 30, 2001, or if prior to the Closing the Company or any Purchaser has been notified that the U.S. Department of Justice or the Federal Trade Commission, or any other Federal, state or other governmental agency or instrumentality the consent or approval of which is contemplated by the terms of this Agreement or any other Transaction Document, is prepared to (a) seek a preliminary injunction to enjoin the consummation of the transactions contemplated hereunder or thereunder or (b) grant such consent or approval upon the condition that any material action or forbearance of action not otherwise specifically required of the party choosing to terminate pursuant to this Section 8.03 be taken, then (i) the Company may terminate this Agreement by written notice to the Purchasers and (ii) the Purchasers may terminate this Agreement by written notice to the Company.

   Section 8.04 Action by Purchasers. In any situation in which this Agreement either grants to the Purchasers as a group any rights or calls for the consent or waiver of the Purchasers as a group, such rights may be exercised, or such consent or waiver may be granted in writing by the Purchasers holding a majority of the Shares then held by all Purchasers (or if no Shares have then been purchased, by Purchasers entitled to purchase a majority of the Shares to be purchased.)

   Section 8.05 Entire Agreement. This Agreement, together with its Exhibits and Schedules, embodies the entire agreement and understanding between the parties hereto with respect to the provisions hereof and supersedes all prior oral or written agreements and understandings relating to the provisions hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

   Section 8.06 Modifications and Amendments. The material terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto and any non material terms and provisions of this Agreement may be modified or amended only by written agreement executed by the Company with the consent of the Purchasers as provided in Section 8.04 herein.

   Section 8.07 Waivers and Consents. Except as other than expressly provided herein, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

   Section 8.08 Assignment. The rights and obligations under this Agreement may not be assigned by any Purchaser on the one hand or by the Company on the other hand without the prior written consent of the other (which consent shall not be unreasonably withheld), except that each Purchaser without the consent of the Company may assign this Agreement or any of its rights or obligations to an Affiliate of such Purchaser or to an entity (other than an entity that competes with the Company) with which the Purchaser shall merge or consolidate or to which the Purchaser shall sell or assign all or substantially all of its assets, and except that the Company without the consent of the Purchasers may assign this Agreement to an entity with which the Company shall merge or consolidate or to which the Company shall sell or assign all or substantially all of its assets.

   Section 8.09 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

   Section 8.10 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

   Section 8.11 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

   Section 8.12 Interpretation. The parties hereto acknowledge and agree that:
(i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

   Section 8.13 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

   Section 8.14 Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party.

   Section 8.15 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

   Section 8.16 Expenses. Each of the parties hereto shall pay its own fees and expenses in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated. The Company shall pay reasonable fees and expenses of Thompson Hine LLP up to an aggregate of $20,000.

   Section 8.17 Confidentiality. Each of the Purchasers, on the one hand, and the Company, on the other hand, acknowledges and agrees that any information or data it has acquired from the other, not otherwise properly in the public domain, was received in confidence. Each party agrees not to divulge, communicate or disclose, or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof; provided that (i) the foregoing obligation with respect to the disclosure and use of such information shall not apply to any information which such party can demonstrate (A) was at the time of disclosure to such party or thereafter, but prior to its disclosure by such party to any third party, through no fault of such party, publicly available (other than as a result of disclosure by such party), (B) has been disclosed to such party on a nonconfidential basis from a source other than any other party which, to such party's knowledge, was not prohibited from disclosing such information to such party by a legal, contractual, fiduciary or other obligation, (C) has been independently developed by the such party without the violation of any of my obligations under this Agreement, or (D) is required to be disclosed by applicable law (including, without limitation, the federal securities laws) and (ii) such party may, if required by subpoena or valid legal process, disclose any such information, but only to the extent so required and only after using its best efforts to give the other party or parties (as the case may be) prior notice of such required disclosure in order to afford such party or parties an opportunity to obtain an injunction, a protective order or other relief.

   Section 8.18 Publicity. Neither the Purchasers on the one hand nor the Company on the other hand shall issue any press release or otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement without the prior written consent of the other, except as may be required by applicable law, rule or regulation; provided that once such other party has consented to a party's issuance or making of a press release or public statement, any subsequent issuance or making of such press release or public statement by such party shall not require the separate written consent of the other party. However, the parties recognize that the Company is a publicly held company obligated under the Federal securities laws to make disclosures of material events affecting it. Consequently, if the Company is advised by its counsel that it is required to make such announcement under Federal or state securities laws, the Company may make such announcement. The Company agrees promptly to inform the Purchasers of such advice by counsel, provide a copy of such announcement prior to disclosure and, if practicable, to give the Purchasers an opportunity to comment upon the form of any required announcement.

   Section 8.19 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE]

   IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed in their names by their duly authorized officers or representatives effective as of the date first above written.

                                          THE COMPANY:

                                          SIGHT RESOURCE CORPORATION

                                                   /s/ Carene S. Kunkler
                                          By:__________________________________
                                                     Carene S. Kunkler
                                                     President, C.E.O.

                                          PURCHASERS:

                                                    /s/ William LaWarre
                                          By:__________________________________
                                                      William LaWarre

                                          Number of Shares: 336,526
                                          Aggregate Purchase Price $67,305.20

                                          LA SESTA S.A.

                                                     /s/ Marco Brustio
                                          By:__________________________________
                                                       Marco Brustio
                                                         President

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                          GLT CO LLC

                                                     /s/ Gary Tillman
                                          By:__________________________________
                                                       Gary Tillman
                                                          Member

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                                     /s/ Donald Butler
                                          By:__________________________________
                                                       Donald Butler

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                                    /s/ Delores Butler
                                          By:__________________________________
                                                      Delores Butler

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                          CELERITY VENTURES, LLC

                                                      /s/ Geoff Stein
                                          By:__________________________________
                                                        Geoff Stein
                                                     Managing Director

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                          THE CADLE HOLDING COMPANY

                                                    /s/ Daniel C. Cadle
                                          By:__________________________________
                                                      Daniel C. Cadle
                                                         President

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                          EXCALIBUR INVESTMENTS B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                          By:__________________________________
                                                     Intra Beheer B.V.
                                                     Managing Director

                                          Number of Shares: 3,794,807
                                          Aggregate Purchase Price $758,961.40

                                          EURO VENTURES EQUITY HOLDINGS B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                          By:__________________________________
                                                     Intra Beheer B.V.
                                                     Managing Director

                                          Number of Shares: 948,701
                                          Aggregate Purchase Price $189,740.20


   *As many Shares as may be purchased with funds remaining in escrow after the cutbacks under Common Stock Purchase Agreement I.

                  EXHIBIT A TO COMMON STOCK PURCHASE AGREEMENT

       Name and Address               Aggregate Number of                  Aggregate
         Of Purchaser                  Shares Purchased                 Purchase Price
       ----------------               -------------------               --------------
Excalibur Investments B.V.                 3,794,807                      $758,961.40
  Leidseplein 98,
  1017 PP Amsterdam
  Postbus 782
  1000 AT
  Amsterdam
With a copy to:
 Dino Tabacchi
  Via Patriarcato 15
  35100 Padova
  ITALY
Euro Ventures Equity Holdings
 B.V.                                       948,701                       $189,740.20
  Leidseplein 98,
  1017 PP Amsterdam
  Postbus 782
  1000 AT
  Amsterdam
La Sesta S.A.                              1,009,579                      $201,915.80
  Postale: B.P. 692, L-2016
  LUXEMBOURG
With a copy to:
 Marco Brustio
  c/o Mazzucchelli 1849 spa
  Via S. e.P. Mazzucchelli 7
  21043 Catinglione Olona
  ITALY
Celerity Ventures, LLC                      112,176                       $22,435.20
  44 Hillcrest Parkway
  Winchester, MA 01890
The Cadle Holding Company                   224,351                       $44,870.20
  100 N. Center Street
  Newton Falls, OH 44444

       Name and Address               Aggregate Number of                  Aggregate
         Of Purchaser                  Shares Purchased                 Purchase Price
       ----------------         ------------------------------- -------------------------------
William Lawarre                             336,526                       $67,305.20
  20 Garden Place
  Cincinnati, Ohio 45208
GLT CO LLC                                  112,176                       $22,435.20
  C/o Tom Burke
  P.O. Box 45
  1114 Grandview Rd.
  Glendale, WV 26038
Donald D. Butler                            15,480                         $3,096.00
  7 Spring Knoll Drive
  Cincinnati, Ohio 45227
Dolores K. Butler                           15,704                         $3,140.80
  7 Spring Knoll Drive
  Cincinnati, Ohio 45227

                 EXHIBIT B TO COMMON STOCK PURCHASE AGREEMENT

                               ESCROW AGREEMENT

   This Escrow Agreement (the "Agreement") is made as of May 31, 2001 by the undersigned purchasers (each a "Purchaser" and collectively the "Purchasers"), Sight Resource Corporation, a Delaware Corporation ("SRC") and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (the "Escrow Agent").

                                   RECITALS:

   WHEREAS, simultaneously herewith SRC and the Purchasers are entering into a Common Stock Purchase Agreement (the "Purchase Agreement") pursuant to which the Purchasers are purchasing shares of SRC's common stock, par value $.01 per share.

   WHEREAS, capitalized terms not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

   WHEREAS, pursuant to the Purchase Agreement, the Purchasers will deposit funds into escrow on or prior to the execution of the Purchase Agreement but the purchase of the Shares will not occur until the effective date of a merger between SRC and eyeshop.com, inc., a Delaware corporation ("Eyeshop"), whereby Eyeshop will merge with a wholly owned subsidiary of SRC.

   WHEREAS, the Purchasers and SRC wish to establish an escrow account to hold the Escrow Funds until the Closing.

   NOW, THEREFORE, the parties hereto agree as follows:

   1. Escrow Agent. The Purchasers and SRC do hereby appoint the Escrow Agent as the escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment, subject to the terms and conditions contained in this Agreement.

   2. Payment Into Escrow. Each Purchaser will deposit with the Escrow Agent the amount set forth opposite his/her/its names on Exhibit A as the "Amount of Deposit" on or prior to the execution of the Purchase Agreement, in the aggregate amount of the Escrowed Funds. The Amount of Deposit shall be hereinafter referred to as the "Escrowed Funds." The Escrow Agent will hold the Escrowed Funds and the earnings on the Escrowed Funds in escrow pursuant to the terms of this Agreement.

   3. Earnings on the Deposit. The Escrow Agent shall invest the Escrowed Funds in bank certificates of deposit and/or U.S. Treasury bills as determined by the Escrow Agent following the receipt of an originally executed Form W-8 or Form W-9, as applicable, from a Purchaser and the establishment of a separate sub-account for such Purchaser. The amount of earnings from the Escrowed Funds shall be maintained for the benefit of the Purchasers. Such earnings (and the expenses paid therefrom as provided in Section 6) will be allocated among the Purchasers pro rata with the amount of each Purchaser's contribution to the Escrowed Funds, regardless of the date of receipt thereof.

   4. Distribution of the Escrowed Funds. The Escrow Agent shall hold and continue to hold the Escrowed Funds and the earnings on the Escrowed Funds until the same are disbursed as provided in this Section 4 and in Section 6.

     4.1 At the Closing of the Purchase Agreement, and subject to satisfaction or waiver of applicable conditions as set forth in the Purchase Agreement, the Escrow Agent shall pay the entire amount of the Escrowed Funds to SRC as payment for the Shares under the Purchase Agreement. Promptly after the Closing Date, the Escrow Agent shall pay to each Purchaser such Purchaser's share of the earnings (after reimbursement of expenses as provided in Section 6) on the Escrowed Funds in accordance with the written instructions of such Purchaser.

     4.2 If the Closing Date does not occur prior to September 30, 2001, then on or promptly after such date, the Escrow Agent shall return to each Purchaser the amount such Purchaser contributed to the Escrowed Funds plus such Purchaser's share of the earnings (after reimbursement of expenses as provided in Section 6) on the Escrowed Funds in accordance with the written instructions of such Purchaser.

  5. Termination. The escrow provided hereunder shall expire completely upon the release of all Escrowed Funds, and this Agreement, except for the provisions of Sections 6.3 and 6.7 hereof, shall terminate.

   6. Escrow Agent.

     6.1 Escrow Agent's Fees. Escrow Agent shall not charge for its services under this Agreement. To the extent that Escrow Agent properly incurs fees and expenses in carrying out its duties under this Agreement, it may reimburse itself therefor from earnings on the Escrowed Funds, but the Purchasers shall not be responsible for any further expenses of Escrow Agent.

     6.2 Duties and Responsibilities. The duties and responsibilities of the Escrow Agent hereunder shall be limited to those expressly set forth in this Agreement, and the Escrow Agent shall not be bound in any way by any other contract or agreement between the parties hereto, whether or not the Escrow Agent has knowledge of any such contract or agreement or of the terms or conditions thereof. In the event the Escrow Agent shall be uncertain as to any duties or responsibilities hereunder or shall receive instructions from any of the parties hereto with respect to the Escrowed Funds which in its belief are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed to do so in writing by order of a court of competent jurisdiction (the time for all appeals therefrom having expired) in proceedings which the Escrow Agent or any other party hereto shall be entitled to commence. The Escrow Agent may act upon any instrument or other writing (including wire transfer instructions) believed in good faith to be genuine and to be signed and presented by the proper person or persons and may assume that any person purporting to give notice, instruction, consent or request or acknowledge receipt in connection with the provisions hereof has been duly authorized to do so and that the same is properly made or given. The Escrow Agent may rely upon any order, judgment, certification, demand or other writing delivered to it without being required to determine the propriety or validity of the service thereof or the jurisdiction of any court.

     6.3 Liability. The Escrow Agent undertakes to perform such duties as are expressly set forth herein and no additional duties or obligations shall be implied hereunder. The duties of the Escrow Agent are purely ministerial in nature and shall not be construed as fiduciary and the Escrow Agent will not be liable for any error in judgment, or for any mistake of fact or law, or for any act done or step taken or omitted by it in good faith, or for anything which it may do or refrain from doing in connection herewith, except for willful misconduct or gross negligence. Accordingly, and without limiting the foregoing, the Escrow Agent shall not incur any such liability with respect to (a) any action taken or omitted under this Agreement, except for willful misconduct or gross negligence, or (b) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for herein, not only as to its due execution by an authorized person and as to the validity and effectiveness of such instrument, and also as to the truth and accuracy of any information contained therein. In no event will the Escrow Agent be liable for indirect, punitive, special or consequential damages.

     6.4 Disputes. In the event of a dispute between any of the parties hereto sufficient in the discretion of the Escrow Agent to justify its doing so, the Escrow Agent shall be entitled to tender the Escrowed Funds into the registry or custody of any court of competent jurisdiction, to initiate such legal proceedings as it deems appropriate, and pursuant thereto, to be discharged from all further duties and liabilities under this Agreement with respect to the Escrowed Funds so tendered. Any such legal action may be brought in any such court as the Escrow Agent shall determine to have jurisdiction with respect to such matter. The filing of any such legal proceedings shall not deprive the Escrow Agent of its rights to indemnification hereunder.

     6.5 Attachment. In the event all or any part of the Escrowed Funds shall be attached, garnished or levied upon pursuant to any court order, or the delivery thereof shall be stayed or enjoined by a court order, or any other order, judgment or decree shall be made or entered by any court affecting the Escrowed Funds or any part hereof or any act of the Escrow Agent, the Escrow Agent is authorized to obey and comply with all writs, orders, judgments or decrees so entered or issued by any such court, without the necessity of inquiring whether such court has jurisdiction; and if the Escrow Agent obeys or complies with any such writ, order, or decree, it shall not be liable to the parties hereto or any other person by reason of such compliance.

     6.6 Legal Action. The Escrow Agent shall have no duty to incur any out-of-pocket expenses or to take any legal or other action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding that would result in or might require it to incur any cost, expense, loss, or liability, unless and until it shall be indemnified with respect thereto in accordance with Section 6.7 of this Agreement.

     6.7 Indemnification. The Purchasers and SRC jointly and severally hereby agree to indemnify and hold harmless the Escrow Agent (and its officers, directors, employees and agents) against any and all cost, loss, damage, disbursement, liability, and expense, including reasonable attorneys' fees, which may be imposed upon or incurred by the Escrow Agent hereunder, or in connection with the performance of its duties hereunder, including any litigation arising out of this Agreement, or involving the subject matter hereof.

     6.8 Resignation. The Escrow Agent, and the Escrow Agent's successors hereinafter appointed, may at any time resign by giving notice in writing to the Purchasers and SRC and shall be discharged of all duties hereunder upon the appointment of a successor escrow agent which shall be appointed by mutual agreement of the SRC and the unanimous consent of the Purchasers. If the parties are unable to agree on a successor escrow agent within 10 days after such notice, any of such parties may petition a court of competent jurisdiction to appoint one. From the date upon which the Escrow Agent sends notice of any resignation until the acceptance by a successor escrow agent appointed as provided herein, the Escrow Agent's sole obligation hereunder shall be to hold the Escrowed Funds delivered to it in accordance with this Agreement.

   7. Modification or Amendment. No modification or amendment of any provision of this Agreement shall be effective unless made in a written instrument, duly executed by the party to be bound thereby, which refers specifically to this Agreement and states that an amendment or modification is being made in the respects set forth in such instrument.

   8. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any provisions of this Agreement shall be deemed to have been duly given or made for all purposes if
(i) hand delivered, (ii) sent by a nationally recognized overnight courier or
(iii) sent by telephone facsimile transmission (with prompt oral confirmation of receipt) as follows:

   If the Escrow Agent:     Lewis J. Geffen, Esquire
                            Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
                         P.C.
                            One Financial Center
                            Boston, MA 02111
                            Phone: (617) 542-6000
                            Fax: (617) 542-2241

   If to the Purchasers:    To the addresses set forth opposite each
                            Purchaser's name on Exhibit A

   If to SRC:               Sight Resource Corporation
                            100 Jeffrey Avenue
                            Holliston, MA 01746
                            Attn: President
                            Phone: (508) 429-6916
                            Fax: (508) 429-6203

  With a copy to:           Lewis J. Geffen, Esquire
                            Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
                         P.C.
                            One Financial Center
                            Boston, MA 02111
                            Phone: (617) 542-6000
                            Fax: (617) 542-2241

or at such other address as any party may specify by notice given to the other party in accordance with this Section 8. The date of giving of any such notice shall be the date of hand delivery, the date sent by telephone facsimile, and the day after delivery to an overnight courier service.

   9. Counterparts. This Agreement may be executed by one or more counterparts, each of which independently shall be deemed to be an original and all taken together shall constitute one instrument.

   10. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party or parties entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

   11. Assignment. The rights and obligations under this Agreement may not be assigned by the parties hereto without the prior written consent of the other parties.

   12. Governing Law. This Agreement shall be exclusively governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

   13. Severability. In the event that any word, phrase, clause, sentence, or other provision of this Agreement shall violate or be deemed unenforceable under any applicable statute, ordinance, or rule of law in the jurisdiction which governs this Agreement, such provisions shall be ineffective to the extent of such violation without invalidating any other provision hereof.

   14. Entire Agreement. This Agreement and the documents referred to herein shall constitute the complete and entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous oral, written or implied negotiations and commitments and any other writing with respect to such subject matter.

   15. Force Majeure. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, earthquakes or other disasters.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

                                           SIGHT RESOURCE CORPORATION

                                                  /s/ Carene Kunkler
                                           By:
                                              ---------------------------------
                                                    Carene Kunkler
                                                   President and CEO

                                           MINTZ, LEVIN, COHN, FERRIS, GLOVSKY
                                           AND POPEO, P.C.

                                                   /s/ Lewis Geffen
                                           By:
                                              ---------------------------------
                                                     Lewis Geffen
                                                        Member

                                           PURCHASERS

                                                  /s/ William LaWarre
                                           ------------------------------------
                                                    William LaWarre

                                                 /s/ Donald D. Butler
                                           ------------------------------------
                                                   Donald D. Butler

                                                 /s/ Delores K. Butler
                                           ------------------------------------
                                                   Dolores K. Butler

                                           CELERITY VENTURES LLC

                                                    /s/ Geoff Stein
                                           By:
                                              ---------------------------------
                                                      Geoff Stein
                                                   Managing Director

                                           GLT CO LLC

                                                   /s/ Gary Tillman
                                           By:
                                              ---------------------------------
                                                     Gary Tillman
                                                        Member

                                             EXCALIBUR INVESTMENTS B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                             By:
                                                -------------------------------
                                                     Intra Beheer B.V.
                                                     Managing Director

                                             EURO VENTURES EQUITY HOLDINGS
                                             B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                             By:
                                                -------------------------------
                                                     Intra Beheer B.V.
                                                     Managing Director

                                             LA SESTA

                                                     /s/ Marco Brustio
                                             By:
                                                -------------------------------
                                                       Marco Brustio
                                                         President

                                             THE CADLE HOLDING COMPANY

                                                    /s/ Daniel C. Cadle
                                             By:
                                                -------------------------------
                                                      Daniel C. Cadle
                                                         President

                             EXHIBIT A--PURCHASERS

      Name                  Address          Number of Shares Amount of Deposit
      ----                  -------          ---------------- -----------------
La Sesta S.A.      Siege Social 26 Boulevard
                   Royal L-2449
                   LUXEMBOURG

GLT CO LLC         c/o Tom Burke
                   P.O. Box 45
                   1114 Grandview Rd.
                   Glendale, WV 26038

Celerity Ventures  44 Hillcrest Parkway
 LLC               Winchester, MA 01890

William LaWarre    20 Garden Place
                   Cincinnati, Ohio 45208

Donald D. Butler   7 Spring Knoll Drive
                   Cincinnati, Ohio 45227

Dolores K. Butler  7 Spring Knoll Drive
                   Cincinnati, Ohio 45227

The Cadle Holding  100 North Center Street
 Company
                   Newton Falls, OH 44444

Euro Ventures Eq-  Leidseplein 98,
uity               1017 PP Amsterdam
Holdings B.V.      Postbus 782
                   1000 AT
                   Amsterdam

Excalibur Invest-  Leidseplein 98,
 ments B.V.        1017 PP Amsterdam
                   Postbus 782
                   1000 AT
                   Amsterdam

                   TOTAL:

                                                                        ANNEX D

                                    FORM OF
                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                          SIGHT RESOURCE CORPORATION

                            Pursuant to Section 242
                       of the General Corporation Law of
                             the State of Delaware

   Sight Resource Corporation (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

   At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at a Special Meeting of the stockholder of the Corporation on July 13, 2001 in accordance with Sections 211 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

   RESOLVED: That the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Corporation as filed on November 2, 1992 as amended on May 10, 1994 be and hereby is deleted and the following first paragraph of Article FOURTH is inserted in lieu thereof:

   "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 50,000,000 shares of Common Stock, $.0l par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share ("Undesignated Preferred Stock")."

   Signed this   day of          , 2001.

                                          Sight Resource Corporation

                                          By: _________________________________
                                                     Carene S. Kunkler
                                                         President

                                                                         ANNEX E

 [LOGO OF SIGHT RESOURCE CORPORATION]



                            Audit Committee Charter

           CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

   The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  . Monitor the independence and performance of the Company's independent auditors.

  . Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

   The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

   Audit Committee members shall meet the requirements of the Nasdaq Exchange. The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

   Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

   The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

 Review Procedures

   1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

   2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

   3. In consultation with the management, the independent auditors consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

   4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

   5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

   6. Approve the fees and other significant compensation to be paid to the independent auditors for consulting engagements beyond the scope of the audit engagement letter.

   7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

   8. Review the independent auditors audit plan- discuss scope, staffing, locations, reliance upon management and general audit approach.

   9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61. (see Appendix I)

   10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

 Legal Compliance

   11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

 Other Audit Committee Responsibilities

   12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

   13. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

   14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

              Example of Audit Committee Meeting Agenda for Year

   As noted previously, it is important to review the completeness of the audit committee charter as well as the agenda established for each meeting. The following is an example of topics that could be covered in each audit committee meeting. This example assumes a December year-end company that scheduled four audit committee meetings in connection with quarterly earning releases. Item 17 is a catch-all "other" topic to cover topics such as Year 2000 review or detailed presentations on a particular risk exposure.

                                                     Scheduled Meetings
Charter step                                         April July October January

I. Audit Committee Purpose
Conduct special investigations                          *    *      *       *

II. Audit Committee Composition and Meetings
Assess independence and financial literacy of audit
 committee                                                   X
Establish number of meetings                                 X
Audit Committee Chair to establish meeting agenda       X    X      X       X
Enhance financial literacy--update on current
 financial events                                       X    X      X       X
Executive session with auditors, management ,
 committee                                              X    X      X       X

III. Audit Committee Responsibilities and Duties
 1. Review charter, publish in proxy                    X
 2. Review annual financial statements--discuss
   with mgmt, auditors                                                      X
 3. Consider internal controls and financial risks      X           X
 4. Review quarterly results and findings               X    X      X       X
 5. Recommend appointment of auditors                   X
 6. Approve audit fees                                       X
 7. Discuss auditor independence                        X
 8. Review auditor plan                                      X
 9. Discuss year-end results, SAS 61 report                                 X
10. Discuss quality of accounting principles            *    *      *       X
11. Review legal matters with counsel                        *              X
12. Prepare report to shareholders                      X
13. Perform other activities as appropriate             *    *      *       *
14. Maintain minutes and report to Board                X    X      X       X
15. Review Code of Conduct                                   X
16. Perform self-assessment of audit committee
 performance                                                        X
17. Review financial personnel succession planning                  X
18. Review director and officer expenses and
   related party transactions                           X

X = Recommended Timing * = As Needed

                                   APPENDIX I

   Statement of Auditing Standards (SAS) No. 61 requires that auditors discuss certain matters with audit committees of all SEC engagements. The communication may be in writing or oral and may take place before or after the financial statements are issued. Items to be communicated include:

  . The auditor's responsibility under Generally Accepted Auditing Standards
    (GAAS)

  . Significant accounting policies

  . Management judgments and accounting estimates

  . Significant audit adjustments

  . Other information in documents containing audited financial statements

  . Disagreements with management--including accounting principles, scope of audit, disclosures

  . Consultation with other accountants by management

  . Major issues discussed with management prior to retention

  . Difficulties encountered in performing the audit.

                                                             As Amended May 2001


                          SIGHT RESOURCE CORPORATION

     1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN


1.   DEFINITIONS AND PURPOSES.
     ------------------------

     A. Definitions

          Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Sight Resource Corporation 1992 Employee, Director and Consultant Stock Option Plan, have the following meanings:

     1.   Administrator means the Board of Directors, unless it has delegated
          -------------
          power to act on its behalf to a committee. (See Article 3)

     2.   Affiliate means a corporation which, for purposes of Section 424 of
          ---------
          the Code, is a parent or subsidiary of the Company, direct or indirect.

     3.   Board of Directors means the Board of Directors of the Company.
          ------------------

     4.   Code means the United States Internal Revenue Code of 1986, as
          ----
          amended.

     5.   Committee means the Committee to which the Board of Directors has
          ---------
          delegated power to act under or pursuant to the provisions of the Plan.

     6.   Company means Sight Resource Corporation, a Delaware corporation.
          -------

     7.   Disability or Disabled means permanent and total disability as defined
          ----------    --------
          in Section 22(e)(3) of the Code.

     8.   Fair Market Value of a Share of Common Stock means:
          -----------------

          (a) If such Shares are then listed on any national securities exchange, the fair market value shall be the last sale price, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option;

          (b) If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the last sale price, if any, as reported in the National Association of Securities Dealers Automated

          Quotation System (NASDAQ) for the date of the grant of the Options, or if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option;

          (c) If the Shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported; and

          (d) If the market value cannot be determined under the preceding three paragraphs, it shall be determined in good faith by the Board of Directors.

     9.   ISO means an option meant to qualify as an incentive stock option
          ---
          under Code Section 422.

     10.  Key Employee means an employee of the Company or of an Affiliate
          ------------
          (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

     11.  Non-Qualified Option means an option which is not intended to qualify
          --------------------
          as an ISO.

     12.  Option means an ISO or Non-Qualified Option granted under the Plan.
          ------

     13.  Option Agreement means an agreement between the Company and a
          ----------------
          Participant executed and delivered pursuant to the Plan, in such form as the Administrator shall approve.

     14.  Participant means a Key Employee, director or consultant to whom one
          -----------
          or more Options are granted under the Plan.

     15.  Participant's Survivors means a deceased Participant's legal
          -----------------------
          representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

     16.  Plan means this Restated Stock Option Plan.
          ----

     17.  Shares means shares of the common stock, $.01 par value, of the
          ------
          Company ("Common Stock") as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article 2 of the Plan. The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.


B.   Purposes of the Plan

     The Plan is intended to encourage ownership of Shares by Key Employees, non-employee directors and certain consultants of the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the issuance of ISOs and Non-Qualified Options.


2.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     The number of Shares subject to this Plan as to which Options may be granted from time to time shall be 6,500,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction effected after such date in accordance with Paragraph 16 of the Plan.

     If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

3.   ADMINISTRATION OF THE PLAN.
     --------------------------

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. The Plan is intended to comply with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

     c. Determine the number of Shares for which an Option or Options shall be granted; and

     d. Specify the terms and conditions upon which an Option or Options may be granted;

     provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.


4.   ELIGIBILITY FOR PARTICIPATION.
     -----------------------------

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. Granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options. In no event shall any Participant be granted, in any consecutive three year period, options to purchase more than 2,250,000 shares pursuant to the Plan.


5.   TERMS AND CONDITIONS OF OPTIONS.
     -------------------------------

     Each Option shall be set forth in an Option Agreement, duly executed by the Company and by the Participant. The Option Agreements, which may be changed in the Administrator's discretion for any particular Participant (provided that any change in the Incentive Stock Option Agreement is not inconsistent with Code
Section 422), shall be subject to the following terms and conditions:

     Non-Qualified Options: Each Option intended to be a Non-Qualified Option
     ---------------------
     shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified
     Option:

     a. The Option Agreement shall be in writing in the form approved by the Administrator, with such modifications to such form as the Administrator shall approve;

     b. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the par value per share of the Shares on the date of the grant of the Option.

     c. Each Option Agreement shall state the number of Shares to which it pertains; and

     d. Each Option Agreement shall state the date on which it first is exercisable and the date after which it may no longer be exercised. Except as otherwise determined by the Administrator, each Option granted hereunder shall become cumulatively exercisable in four (4) equal annual installments of twenty-five percent (25%) each, commencing on the first anniversary date of the Option

          Agreement executed by the Company and the Participant with respect to such Option, and continuing on each of the next three (3) anniversary dates.

     e. Each Option shall terminate not more than 10 (ten) years from the date of grant thereof or at such earlier time as the Option Agreement may provide.

     f.   Directors' Options:  Each director of the Company who is not an
          ------------------
          employee of the Company or any Affiliate, immediately after each Annual Meeting of Stockholders of the Company, provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director for a period of at least one year prior to the date of such annual meeting and is and was a director and was and is not an employee of the Company at such times, shall be granted a Non-Qualified Option to purchase 5,000 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in two (2) equal annual installments of fifty percent (50%) each, upon the first and second anniversary of the date of grant, provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director and not an employee since the date of grant. Any director entitled to receive an Option grant under this subparagraph (f) may elect to decline the Option. Notwithstanding the provisions of Paragraph 23 concerning amendment of the Plan, the provisions of this subparagraph
          (f) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The provisions of Articles 9, 10, 11 and 12 below shall not apply to Options granted pursuant to this subparagraph (f).

     ISOs: Each Option intended to be an ISO shall be issued only to a Key
     ----
     Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

     a. Minimum standards: The ISO shall meet the minimum standards for Non-Qualified Options, as described above, except clauses (a), (b) and (e) thereunder.

     b. Option Agreement: The Option Agreement for an ISO shall be in writing in substantially the form as approved by the Administrator, with such changes to such form as the Administrator shall approve, provided any changes are not inconsistent with Code Section 422.

     c. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

          i.   Ten percent (10%) or less of the total combined voting power of
                                 -------
               all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

          ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall be not less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

     d.   Term of Option:  For Participants who own

          i.   Ten percent (10%) or less of the total combined voting power of
                                 -------
               all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide;

          ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

     e. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (e) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

     f. Limitation on Grant of ISOs: No ISOs shall be granted after the expiration of the earlier of ten (10) years from the date of the
                            -------
          adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company.


6.   EXERCISE OF OPTION AND ISSUE OF SHARES.
     --------------------------------------

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for paid-up non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Article 18) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 5(e).


7.   RIGHTS AS A SHAREHOLDER.
     -----------------------

     No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and provision for payment of the full purchase price for the Shares being purchased pursuant to such exercise.


8.   ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.
     --------------------------------------------

     By its terms, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative). Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.


9.   EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".
     -------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee or consultant) before the Participant has exercised all Options, the following rules apply:

     a. A Participant who ceases to be an employee or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Articles 10, 11, and 12, respectively), may exercise any Option granted to him or her to the extent that the right to purchase Shares has accrued on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

     b. In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this paragraph, and not the provisions of Article 11 or 12, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment, or consultancy, provided, however, in the case of a Participant's death, the Participant's survivors may exercise the Option within six (6) months after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment or consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Article 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an employee or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.


10.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".
     --------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee or consultant) is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

     b. For purposes of this Article, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


11.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
     -----------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee of or consultant to the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

     a. To the extent that the right to purchase Shares has accrued on the date of his Disability; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of such rights based upon the number of days prior to such Participant's Disability and during the accrual period which next ends following the date of Disability.

     A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


12.  EFFECT OF DEATH WHILE AN EMPLOYEE OR CONSULTANT.
     -----------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.   To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of such rights based upon the number of days prior to the Participant's death and during the accrual period which next ends following the date of death;

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee or consultant or, if earlier, within the originally prescribed term of the Option.


13.  TERMINATION OF DIRECTORS' OPTION RIGHTS.
     ---------------------------------------

     Except as otherwise provided in the pertinent Non-Qualified Option Agreement, if a director who receives Options pursuant to Article 5, subparagraph (f):

     a. ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any then unexercised Options granted to such Director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or,

     b. ceases to be a member of the Board of Directors of the Company by reason of his or her death or Disability, any then unexercised Options granted to such Director may be exercised by the director (or by the director's personal representative, heir or legatee, in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.


14.  PURCHASE FOR INVESTMENT.
     -----------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise such Option shall warrant to the Company, prior to receipt of the Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement of the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

     b. The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

     The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

15.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
     -----------------------------------------

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the right to purchase Shares has accrued under the Plan as of the date immediately prior to such dissolution or liquidation.


16.  ADJUSTMENTS.
     -----------

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

     A.   Stock Dividends and Stock Splits. If the shares of Common Stock shall
          --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     B.   Consolidations or Mergers. If the Company is to be consolidated with
          -------------------------
or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

     C.   Recapitalization or Reorganization. In the event of a recapitalization
          ----------------------------------
or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

     D.   Modification of ISOs. Notwithstanding the foregoing, any adjustments
          --------------------
made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


17.  ISSUANCES OF SECURITIES.
     -----------------------

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.


18.  FRACTIONAL SHARES.
     -----------------

     No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.


19.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS: TERMINATION OF ISOs.
     ------------------------------------------------------------------

     The Administrator, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.


20.  WITHHOLDING.
     -----------

     Upon the exercise of a Non-Qualified Option for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 21) or the vesting of restricted Common Stock acquired on the exercise of an Option hereunder, the

Company may withhold from the optionee's wages, if any, or other remuneration, or may require the optionee to pay additional federal, state, and local income tax withholding and employee contributions to employment taxes in respect of the amount that is considered compensation includible in such person's gross income. Such amounts may be payable in Common Stock at the discretion of the Committee (if permitted by law), provided that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. The Administrator in its discretion may condition the exercise of an Option for less than its fair market value or the vesting of restricted Common Stock acquired by exercising an Option on the grantee's payment of such additional income tax withholding and employee contributions to employment taxes.


21.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
     ----------------------------------------------

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.


22.  TERMINATION OF THE PLAN.
     -----------------------

     Except as provided in the following sentence, the Plan will terminate on November 30, 2002. The Plan may be terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.


23.  AMENDMENT OF THE PLAN.
     ---------------------

     The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding ISOs granted under the Plan or ISOs to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the compliance of the Plan with Rule 16b-3 under the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding options granted, or options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires stockholder approval in order to ensure the qualification of the Plan under Rule 16b-3 shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of an optionee, adversely affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Administrator may amend outstanding option agreements in a manner not inconsistent with the Plan.


24.  EMPLOYMENT OR OTHER RELATIONSHIP.
     --------------------------------

     Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.


25.  GOVERNING LAW.
     -------------

     This Agreement shall be construed and enforced in accordance with the law of the State of Delaware.

                          SIGHT RESOURCE CORPORATION

THIS PROXY IS BEING SOLICITED BY SIGHT RESOURCE CORPORATION'S BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated June ___, 2001, in connection with the Annual Meeting to be held at 9:00 a.m. on Friday, July 13, 2001, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 38th floor, One Financial Center, Boston, Massachusetts and hereby appoints Carene S. Kunkler and James W. Norton, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Sight Resource Corporation registered in the name provided herein which the undersigned is entitled to vote at the July 13, 2001 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of directors and FOR Proposals 1, 2, 3 and 5.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

Election of directors (or if any nominee is not available for election, such substitute as the board of directors may designate).

       Nominees:  E. Dean Butler    Christian Callsen    Russell Taskey

SEE REVERSE SIDE FOR OTHER PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

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It's fast, convenient, and immediate.                                    It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone: 1-800-PROXIES (800-776-9437).      confirmed and posted.
                                                                         Go to the Website http://www.voteproxy.com.
Follow these four easy steps:                                            Follow these four easy steps:
----------------------------------------------------------------------   -----------------------------------------------------------
1.  Read the accompanying Proxy Statement and Proxy Card.                1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Call the toll-free number 1-800-PROXIES (800-776-9437).              2.  Go to the Website http://www.voteproxy.com.
3.  Enter your 14-digit Voter Control Number located on your             3.  Enter your 14-digit Voter Control Number located on
    Proxy Card above your name.                                              your Proxy Card above your name.
4.  Follow the recorded instructions.                                    4.  Follow the instructions provided.

Under Delaware law, your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed and returned your Proxy Card. Therefore, if you vote by telephone or the Internet, please DO NOT return your Proxy Card.

(SEE REVERSE SIDE)                                            (SEE REVERSE SIDE)

                                 (DETACH HERE)

                   [X] Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5.

1. Proposal to increase the number of authorized shares of Common Stock, par value $0.01 per share, from 20,000,000 shares to 50,000,000 shares under Sight Resource Corporation's Certificate of Incorporation, as amended.

                    [_] FOR      [_] AGAINST    [_] ABSTAIN

2. Proposal to increase the maximum number of shares of Common Stock, par value $0.01 per share, from 1,850,000 shares to 6,500,000 shares for which stock options may be granted under Sight Resource Corporation's 1992 Employee, Director and Consultant Stock Option Plan, as amended.

                    [_] FOR      [_] AGAINST    [_] ABSTAIN


3. Proposal to increase the maximum number of shares of Common Stock, par value $0.01 per share, from 400,000 shares to 2,250,000 shares for which stock options may be granted to any participant in any consecutive three-year period under Sight Resource Corporation's 1992 Employee, Director and Consultant Stock Option Plan, as amended.

                    [_] FOR      [_] AGAINST    [_] ABSTAIN

4. Election of Directors (see reverse).

              [_] FOR ALL NOMINEES  [_] WITHHOLD FOR ALL NOMINEES

                      --------------------------------------
                  [_] FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

5. Proposal to ratify the appointment of KPMG LLP as independent public accountants for the Company for the fiscal year ending December 29, 2001.

                    [_] FOR      [_] AGAINST    [_] ABSTAIN

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

   Signature:                                               Date
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   Signature:                                               Date
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